(2_fidelity_logos)

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

for the year ending
July 31, 2001

and

Prospectus

dated September 24, 2001

Contents

Performance Overview	A-4
Biotechnology	A-5	Performance
	A-6	Fund Talk: The Manager's Overview
	A-7	Investment Summary
	A-8	Investments
	A-10	Financial Statements
	A-14	Notes to the Financial Statements
Consumer Industries	A-19	Performance
	A-20	Fund Talk: The Manager's Overview
	A-21	Investment Summary
	A-22	Investments
	A-25	Financial Statements
	A-29	Notes to the Financial Statements
Developing Communications	A-47	Performance
	A-48	Fund Talk: The Manager's Overview
	A-49	Investment Summary
	A-50	Investments
	A-52	Financial Statements
	A-56	Notes to the Financial Statements
Electronics	A-60	Performance
	A-61	Fund Talk: The Manager's Overview
	A-62	Investment Summary
	A-63	Investments
	A-65	Financial Statements
	A-69	Notes to the Financial Statements
Financial Services	A-73	Performance
	A-74	Fund Talk: The Manager's Overview
	A-75	Investment Summary
	A-76	Investments
	A-78	Financial Statements
	A-82	Notes to the Financial Statements
Health Care	A-86	Performance
	A-87	Fund Talk: The Manager's Overview
	A-88	Investment Summary
	A-89	Investments
	A-91	Financial Statements
	A-95	Notes to the Financial Statements
Natural Resources	A-99	Performance
	A-100	Fund Talk: The Manager's Overview
	A-101	Investment Summary
	A-102	Investments
	A-104	Financial Statements
	A-108	Notes to the Financial Statements
Technology	A-112	Performance
	A-113	Fund Talk: The Manager's Overview
	A-114	Investment Summary
	A-115	Investments
	A-119	Financial Statements
	A-123	Notes to the Financial Statements
Telecommunications & Utilities Growth	A-127	Performance
	A-128	Fund Talk: The Manager's Overview
	A-129	Investment Summary
	A-130	Investments
	A-132	Financial Statements
	A-136	Notes to the Financial Statements
Independent Auditors' Report	A-141
Distributions	A-142
Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance Overview

Returns of 20% or more that seemed so easy to achieve just a couple of years ago were few and far between during the 12 months ending July 31, 2001. In that time, the U.S. economy went from red hot to stone cold, the technology-rich NASDAQ Composite® Index lost almost half of its value, and we saw a nearly wholesale rotation away from large-cap growth investing to a preference for small-cap value stocks.

When the period opened, the Federal Reserve Board had recently completed its yearlong cycle of interest-rate hikes in an attempt to keep a lid on inflation while slowing the dramatic growth of the U.S. economy. Ultimately, those cuts worked - perhaps too well, because on top of the Fed's rate cuts, energy prices began to soar to unprecedented levels. High oil and gas prices alone have the potential to cool economic growth; in conjunction with the Fed's efforts, the combination was overwhelming. Economic growth quickly slammed to a halt, and consumer confidence began to wane.

As corporate capital expenditures dried up against this economic backdrop, overcapacity became a serious issue, particularly in the technology and telecommunications sectors. Excess inventory was greeted by little demand, resulting in reduced earnings, poor stock performance and a growing number of layoffs. Once again, the Fed entered into the picture, but this time its mission was to prevent a recession. In December 2000, the Fed announced a shift to an easing bias, and then followed through a few weeks later with a surprise, inter-meeting rate cut of 0.50% on January 3. Five more rate cuts would follow in the next several months. Still, many industries continued to fall from grace. Some tech and telecom stocks saw years of price appreciation wiped out in a matter of months. Biotechnology stocks suffered from their perception as tech-like performers, and large-cap pharmaceutical stocks - traditionally considered a less risky proposition in a down economy - encountered a host of company-specific problems that led to their poor performance.

Despite the negativity that pervaded much of the market, several pockets of strength emerged from the gloom. A number of investors, conceding that they could no longer ride the coattails of a rapidly advancing sector - as many did with technology several years ago - refocused on individual company fundamentals, earnings and valuations. Some found attractive opportunities in value stocks - the previously out-of-favor, beaten down securities that went largely ignored during the bull market run of the late 1990s. Many of the companies considered "value" plays offered the real earnings, steady revenues and reasonable valuations that investors thirsted for. Cyclical stocks - given their ability to appreciate quickly in an economic rebound - also were bid up. Most of the value and cyclical winners were mid- to small-cap companies, as their large-cap counterparts continued to struggle with poor earnings outlooks.

For the overall 12-month period ending July 31, 2001, smaller-cap value stocks had a decided performance advantage over larger-cap growth stocks. For example, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75% during the period. Meanwhile, its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

Turning to individual sectors, technology was far and away the weakest performer of the past 12 months. The overcapacity in many tech industries - from PCs to semiconductors - still troubled the sector at period end as corporate capital expenditures remained low. Yet valuations in the sector remained high on a price-to-earnings basis because some companies' profits had fallen more than their stock price.

At the other end of the spectrum, financial services stocks were among the market's best performers. Government-sponsored enterprises, such as low-cost mortgage providers Fannie Mae and Freddie Mac, and student loan provider USA Education, were standouts. Banks also reaped the benefits of the lower interest-rate environment. Others, however, such as Charles Schwab and Morgan Stanley, suffered from low levels of initial public offerings, poor trading volumes and a slowdown in mergers and acquisitions.

Overall, cyclical industries stocks also outperformed the broader market during the past 12 months. Investors turned their attention away from high-growth, higher-risk stocks in favor of those that could benefit in the early stages of a potential economic recovery.

The natural resources sector also had a positive year. Tight supplies, high demand and higher prices of oil and gas led to improved stock prices for most of the period, as did an increase in exploration activity. However, a number of these stocks gave up some of their gains later in the period as the supply/demand picture stabilized and energy prices trended downward.

One of the more volatile sectors of the past 12 months, health care finished the period with mixed results. Large-cap drug stocks were the early leaders, but lagged in the second half for a variety of reasons, including patent expirations, higher valuations, and several new product introductions that failed to materialize. Weakness in biotechnology stocks also hampered the sector's absolute performance. On the positive side of the marketplace, health maintenance organizations (HMOs) had a strong year.

Likewise, stocks in the consumer industries sector demonstrated up-and-down performance. Falling prices at the pump and President's Bush's tax cut program late in the period helped keep consumer spending relatively strong in the face of the economic slowdown. Restaurants had a solid back-half of the year, as did media and leisure stocks. Retail stocks faltered, however.

Aside from technology, telecommunications had the weakest performance of the sector groups covered in this report. Demand for wireless and other telecom services - already faced with excess inventory - dropped sharply at the outset of the period, and never really recovered. Utilities fared much better, particularly electric utilities stocks, which benefited from shortages of electricity and the high costs of meeting demand.

Annual Report

Advisor Biotechnology Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity® Adv Biotechnology - CL A	-29.10%
Fidelity Adv Biotechnology - CL A (incl. 5.75% sales charge)	-33.18%
S&P 500®	-8.21%
GS Health Care	-11.39%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs® Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have been $6,682 - a 33.18% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,861 - an 11.39% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Biotechnology Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Biotechnology - CL T	-29.30%
Fidelity Adv Biotechnology - CL T (incl. 3.50% sales charge)	-31.77%
S&P 500	-8.21%
GS Health Care	-11.39%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have been $6,823 - a 31.77% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,861 - an 11.39% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Biotechnology Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Biotechnology - CL B	-29.50%
Fidelity Adv Biotechnology - CL B (incl. contingent deferred sales charge)	-33.02%
S&P 500	-8.21%
GS Health Care	-11.39%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have been $6,698 - a 33.02% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,861 - an 11.39% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Biotechnology Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Biotechnology - CL C	-29.50%
Fidelity Adv Biotechnology - CL C (incl. contingent deferred sales charge)	-30.20%
S&P 500	-8.21%
GS Health Care	-11.39%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Biotechnology Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have been $6,980 - a 30.20% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,861 - an 11.39% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Biotechnology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Brian Younger, Portfolio Manager of Fidelity Advisor Biotechnology Fund

Q. How did the fund perform, Brian?

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -29.10%, -29.30%, -29.50% and -29.50%, respectively. By comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - fell 11.39%. During the same period, the Standard & Poor's 500 Index declined 8.21%. Going forward, we'll look at the performance of the fund and its benchmarks at both six- and 12-month intervals.

Q. What caused the fund to underperform both the S&P 500® and the Goldman Sachs index since its inception?

A. It continued to be a challenging market environment for biotechnology stocks. For the most part, investors rewarded established companies with stable earnings growth in other areas of the market as reflected by the S&P 500, and were unwilling to recognize the long-term potential that biotechnology companies offer. The Goldman Sachs index includes stocks from several areas of the health care sector - such as health care equipment and health maintenance organizations - that performed better than the biotechnology stocks this fund emphasized. The disappointing performance of the fund's holdings in larger, branded pharmaceutical companies - such as Schering-Plough and Merck - which are typically perceived as good investments in a slowing economy, also hurt relative returns. I sold off our holdings in both of these companies.

Q. Did you implement any new strategies?

A. Not particularly. My strategy remained twofold. First, the fund owned established companies with existing products on the market, multiple products in the late-stage development phase of human clinical trials, and those with the potential to exceed revenue and earnings expectations. The second component of my strategy was to identify earlier-stage, emerging drug-development companies that had the best potential to be winners in the long term. During the past three months, I positioned the fund with slightly more emphasis on selected established companies with products in the later stages of clinical trials, such as Amgen. These companies could experience a substantial boost in their valuations should their products gain approval by the Food and Drug Administration (FDA). In the case of Amgen, the company was expecting near-term approval of its anemia drug, Aranesp.

Q. What specific stocks were top contributors?

A. Investors rewarded ImClone Systems, the fund's top contributor, for positive data on the company's lead drug candidate for the treatment of colorectal cancer. The company filed for FDA approval, which could occur in early 2002. Gilead Sciences, another winner, performed well after the company received new positive clinical data on two drugs: Tenofovir, for treatment of HIV; and Adefovir, to treat hepatitis B. Lastly, Genzyme contributed meaningfully to performance, as it continued its streak of beating the market's quarterly earnings expectations in the second quarter of 2001 due to strong sales for its dialysis treatment, RenaGel.

Q. What stocks delivered disappointing results?

A. Immunex was pressured by its struggle to overcome a supply crunch for its rheumatoid arthritis drug, Enbrel, and concerns about the company's ability to meet brisk demand for the drug. Immunex's stock, the fund's top detractor, also was hurt by speculation that the company would not open its new Rhode Island production facility for Enbrel in mid-2002 as scheduled. Additionally, the next major drug in its pipeline, Nuvance, failed to show a significant benefit during clinical trials for asthma patients. Millennium Pharmaceuticals underperformed because of the market's perception that it is a high-risk growth stock - a category that fell out of favor. Millennium's fundamentals actually strengthened during the year, and I remained confident in the company's long-term outlook. Although I underweighted Applera Corp.-Applied Biosystems Group, the stock disappointed investors after the company failed to meet earnings expectations during the first two quarters of 2001 due to a temporary slowdown in demand for scientific instrumentation products.

Q. What's your outlook, Brian?

A. I'm fairly positive for a few reasons. The majority of biotechnology companies met or exceeded revenue and earnings expectations during the first two quarters of 2001. Second, I'm expecting a significantly higher number of FDA approvals to occur in the second half of 2001, which could remind investors of the opportunity and growth potential for these companies. Finally, the performance of biotechnology stocks historically has been driven by the amount of news flow generated from clinical developments. During the next few months, there are several major scientific medical conferences that should highlight the continued advancement of biological therapies for major human diseases.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2001, more than
$28 million

Manager: Brian Younger, since inception; joined Fidelity in 1998

3

Annual Report

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Amgen, Inc.	10.6
IDEC Pharmaceuticals Corp.	5.4
Gilead Sciences, Inc.	5.3
Medimmune, Inc.	5.3
Millennium Pharmaceuticals, Inc.	5.0
Human Genome Sciences, Inc.	4.7
Pfizer, Inc.	4.1
Genzyme Corp. - General Division	3.9
Invitrogen Corp.	3.4
ImClone Systems, Inc.	2.9
50.6
Top Industries as of July 31, 2001
% of fund's net assets
Biotechnology	78.5%
Pharmaceuticals	14.2%
Health Care Equipment & Supplies	2.2%
All Others *	5.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 77.9%
Abgenix, Inc. (a)	12,070	$ 350,996
Affymetrix, Inc. (a)	7,300	182,208
Alkermes, Inc. (a)	15,640	445,740
Amgen, Inc. (a)	47,510	2,979,349
Applera Corp. - Celera Genomics Group (a)	16,040	491,305
Aviron (a)	1,000	26,300
Biogen, Inc. (a)	8,330	472,228
Biotransplant, Inc. (a)	6,680	44,622
Cambridge Antibody Technology Group PLC (a)	3,900	92,862
Celgene Corp. (a)	16,220	424,640
Cell Therapeutics, Inc. (a)	1,420	43,395
Celltech Group PLC (a)	3,500	52,897
Cephalon, Inc. (a)	12,320	787,248
Chiron Corp. (a)	110	4,719
COR Therapeutics, Inc. (a)	15,450	410,198
Corvas International, Inc. (a)	7,500	59,925
Cubist Pharmaceuticals, Inc. (a)	900	32,301
CV Therapeutics, Inc. (a)	7,640	343,112
Decode Genetics, Inc.	10,840	90,514
Enzon, Inc. (a)	2,500	160,625
Exelixis, Inc. (a)	10,510	177,304
Genentech, Inc. (a)	9,190	388,737
Genzyme Corp. - General Division (a)	19,620	1,098,720
Gilead Sciences, Inc. (a)	29,100	1,492,539
Human Genome Sciences, Inc. (a)	26,000	1,320,280
ICOS Corp. (a)	5,950	365,033
IDEC Pharmaceuticals Corp. (a)	28,210	1,522,776
Ilex Oncology, Inc. (a)	1,120	26,600
Immunex Corp. (a)	48,090	741,548
ImmunoGen, Inc. (a)	500	7,680
Invitrogen Corp. (a)	14,750	944,443
Medarex, Inc. (a)	12,890	274,428
Medimmune, Inc. (a)	38,700	1,490,724
Millennium Pharmaceuticals, Inc. (a)	44,900	1,404,472
Myriad Genetics, Inc. (a)	2,740	125,684
Neurocrine Biosciences, Inc. (a)	4,900	165,620
OSI Pharmaceuticals, Inc. (a)	6,760	292,776
Oxford Glycosciences PLC	3,210	45,951
Protein Design Labs, Inc. (a)	11,640	648,348
Regeneron Pharmaceuticals, Inc. (a)	8,740	234,844
Sepracor, Inc. (a)	11,196	493,296
Serologicals Corp. (a)	3,430	75,906
Tanox, Inc. (a)	350	4,459
Techne Corp. (a)	7,210	211,181
Transkaryotic Therapies, Inc. (a)	5,040	145,606
Tularik, Inc. (a)	2,130	50,481

	Shares	Value (Note 1)
Vertex Pharmaceuticals, Inc. (a)	14,050	$ 561,298
XOMA Ltd. (a)	3,300	39,765
TOTAL BIOTECHNOLOGY		21,845,683
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Thermo Electron Corp.	500	11,400
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Applera Corp. - Applied Biosystems Group	12,950	365,190
Cygnus, Inc. (a)	2,480	23,808
Inhale Therapeutic Systems, Inc. (a)	1,130	17,526
Medtronic, Inc.	4,700	225,741
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		632,265
PHARMACEUTICALS - 14.2%
American Home Products Corp.	9,900	597,069
AstraZeneca PLC sponsored ADR	3,800	191,710
Bristol-Myers Squibb Co.	4,040	238,926
Guilford Pharmaceuticals, Inc. (a)	3,900	63,219
ImClone Systems, Inc. (a)	19,170	821,626
InterMune, Inc. (a)	6,150	256,824
Ligand Pharmaceuticals, Inc. Class B (a)	1,400	14,070
NPS Pharmaceuticals, Inc. (a)	820	25,748
Pfizer, Inc.	27,570	1,136,435
PRAECIS Pharmaceuticals, Inc. (a)	1,730	18,944
Sanofi-Synthelabo SA	9,200	578,386
Versicor, Inc.	3,110	38,875
TOTAL PHARMACEUTICALS		3,981,832
TOTAL COMMON STOCKS (Cost $28,587,911)		26,471,180
Convertible Bonds - 0.6%
Moody's Ratings (unaudited)		Principal Amount
BIOTECHNOLOGY - 0.6%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c) (Cost $135,971)	-	$ 140,000	151,900
Cash Equivalents - 5.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b) (Cost $1,625,255)	1,625,255	$ 1,625,255
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $30,349,137)	28,248,335
NET OTHER ASSETS - (0.7)%	(189,259)
NET ASSETS - 100%	$ 28,059,076
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $151,900 or 0.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,807,051 and $5,936,750, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $159 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $30,466,290. Net unrealized depreciation aggregated $2,217,955, of which $1,371,883 related to appreciated investment securities and $3,589,838 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $952,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $30,349,137) - See accompanying schedule		$ 28,248,335
Receivable for investments sold		675,755
Receivable for fund shares sold		180,187
Dividends receivable		2,628
Interest receivable		6,514
Prepaid expenses		24,116
Receivable from investment adviser for expense reductions		42,751
Total assets		29,180,286
Liabilities
Payable for investments purchased	$ 995,849
Payable for fund shares redeemed	66,930
Distribution fees payable	16,162
Other payables and accrued expenses	42,269
Total liabilities		1,121,210
Net Assets		$ 28,059,076
Net Assets consist of:
Paid in capital		$ 31,306,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,146,419)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,100,788)
Net Assets		$ 28,059,076
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,232,051 ÷ 596,985 shares)		$7.09
Maximum offering price per share (100/94.25 of $7.09)		$7.52
Class T: Net Asset Value and redemption price per share ($7,720,858 ÷ 1,091,417 shares)		$7.07
Maximum offering price per share (100/96.50 of $7.07)		$7.33
Class B: Net Asset Value and offering price per share ($8,874,624 ÷ 1,258,280 shares) A		$7.05
Class C: Net Asset Value and offering price per share ($6,320,939 ÷ 896,659 shares) A		$7.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($910,604 ÷ 128,380 shares)		$7.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	December 27, 2000 (commencement of operations) to July 31, 2001
Investment Income Dividends		$ 19,390
Interest		33,628
Total income		53,018
Expenses
Management fee	$ 55,814
Transfer agent fees	46,145
Distribution fees	69,004
Accounting fees and expenses	36,849
Non-interested trustees' compensation	26
Custodian fees and expenses	13,787
Registration fees	89,652
Audit	22,791
Legal	1,212
Reports to shareholders	2,626
Miscellaneous	38
Total expenses before reductions	337,944
Expense reductions	(149,256)	188,688
Net investment income (loss)		(135,670)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,146,419)
Foreign currency transactions	(168)	(1,146,587)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,100,802)
Assets and liabilities in foreign currencies	14	(2,100,788)
Net gain (loss)		(3,247,375)
Net increase (decrease) in net assets resulting from operations		$ (3,383,045)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	December 27, 2000 (commencement of operations) to July 31, 2001
Operations Net investment income (loss)	$ (135,670)
Net realized gain (loss)	(1,146,587)
Change in net unrealized appreciation (depreciation)	(2,100,788)
Net increase (decrease) in net assets resulting from operations	(3,383,045)
Share transactions - net increase (decrease)	31,428,665
Redemption fees	13,456
Total increase (decrease) in net assets	28,059,076
Net Assets
Beginning of period	-
End of period	$ 28,059,076

Financial Highlights - Class A

Year ended July 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	(2.88)
Total from investment operations	(2.92)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.09
Total Return B, C, H	(29.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,232
Ratio of expenses to average net assets before expense reductions	3.07% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.49% A, F
Ratio of net investment income (loss) to average net assets	(.94)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class A shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.94)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.07
Total Return B, C, H	(29.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,721
Ratio of expenses to average net assets before expense reductions	3.29% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.74% A, F
Ratio of net investment income (loss) to average net assets	(1.19)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class T shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.96)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.05
Total Return B, C, H	(29.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,875
Ratio of expenses to average net assets before expense reductions	3.83% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, F
Ratio of net investment income (loss) to average net assets	(1.69)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class B shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.96)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.05
Total Return B, C, H	(29.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,321
Ratio of expenses to average net assets before expense reductions	3.73% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, F
Ratio of net investment income (loss) to average net assets	(1.69)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class C shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.92)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.09
Total Return B, C	(29.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 911
Ratio of expenses to average net assets before expense reductions	2.58% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25% A
Ratio of expenses to average net assets after all expense reductions	1.24% A, F
Ratio of net investment income (loss) to average net assets	(.69)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Institutional Class shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 3,698	$ 160
Class T	13,317	191
Class B	30,674	23,069
Class C	21,315	16,539
	$ 69,004	$ 39,959

Biotechnology

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 42,996	$ 24,295
Class T	33,933	14,726
Class B	2,926	2,926*
Class C	504	504*
	$ 80,359	$ 42,451

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 7,532.51
Class T	12,799.48
Class B	16,077.52
Class C	8,872.42
Institutional Class	865.27
	$ 46,145

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 23,244
Class T	1.75%	40,955
Class B	2.25%	48,490
Class C	2.25%	31,434
Institutional Class	1.25%	4,233
		$ 148,356

Biotechnology

Notes to Financial Statements - continued

6. Expense Reductions - continued

Certain security trades were directed to brokers who paid $10 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expense by $27. During the period credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 131
Class T	239
Class B	277
Class C	189
Institutional Class	27
$ 863

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	December 27, 2000 (commencement of operations) to July 31, 2001	December 27, 2000 (commencement of operations) to July 31, 2001
Class A Shares sold	699,478	$ 5,545,338
Shares redeemed	(102,493)	(779,774)
Net increase (decrease)	596,985	$ 4,765,564
Class T Shares sold	1,185,736	$ 9,362,792
Shares redeemed	(94,319)	(706,463)
Net increase (decrease)	1,091,417	$ 8,656,329
Class B Shares sold	1,306,490	$ 10,210,270
Shares redeemed	(48,210)	(347,986)
Net increase (decrease)	1,258,280	$ 9,862,284
Class C Shares sold	927,986	$ 7,320,439
Shares redeemed	(31,327)	(223,327)
Net increase (decrease)	896,659	$ 7,097,112
Institutional Class Shares sold	134,833	$ 1,095,260
Shares redeemed	(6,453)	(47,884)
Net increase (decrease)	128,380	$ 1,047,376

Biotechnology

Advisor Consumer Industries Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL A	1.06%	89.50%
Fidelity Adv Consumer - CL A (incl. 5.75% sales charge)	-4.75%	78.61%
S&P 500	-14.33%	98.58%
GS Consumer Industries	4.61%	84.42%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 274 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL A	1.06%	13.90%
Fidelity Adv Consumer - CL A (incl. 5.75% sales charge)	-4.75%	12.54%
S&P 500	-14.33%	15.00%
GS Consumer Industries	4.61%	13.28%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $17,861 - a 78.61% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,442 - an 84.42% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Consumer Industries Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL T	0.87%	86.83%
Fidelity Adv Consumer - CL T (incl. 3.50% sales charge)	-2.66%	80.29%
S&P 500	-14.33%	98.58%
GS Consumer Industries	4.61%	84.42%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 274 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL T	0.87%	13.57%
Fidelity Adv Consumer - CL T (incl. 3.50% sales charge)	-2.66%	12.75%
S&P 500	-14.33%	15.00%
GS Consumer Industries	4.61%	13.28%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $18,029 - an 80.29% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,442 - an 84.42% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Consumer Industries Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL B	0.27%	82.62%
Fidelity Adv Consumer - CL B (incl. contingent deferred sales charge)	-4.73%	80.62%
S&P 500	-14.33%	98.58%
GS Consumer Industries	4.61%	84.42%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to both the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 274 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL B	0.27%	13.05%
Fidelity Adv Consumer - CL B (incl. contingent deferred sales charge)	-4.73%	12.80%
S&P 500	-14.33%	15.00%
GS Consumer Industries	4.61%	13.28%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $18,062 - an 80.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,442 - an 84.42% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Consumer Industries Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL C	0.27%	82.68%
Fidelity Adv Consumer - CL C (incl. contingent deferred sales charge)	-0.73%	82.68%
S&P 500	-14.33%	98.58%
GS Consumer Industries	4.61%	84.42%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 274 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - CL C	0.27%	13.06%
Fidelity Adv Consumer - CL C (incl. contingent deferred sales charge)	-0.73%	13.06%
S&P 500	-14.33%	15.00%
GS Consumer Industries	4.61%	13.28%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $18,268 - an 82.68% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,442 - an 84.42% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Consumer Industries Fund

Fund Talk: The Manager's Overview

-(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. How did the fund perform, John?

A. During the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned 1.06%, 0.87%, 0.27% and 0.27%, respectively. In comparison, the Goldman Sachs Consumer Industries Index - an index of 274 stocks designed to measure the performance of companies in the consumer industries sector - returned 4.61%. The fund outperformed the Standard & Poor's 500 Index's return of -14.33% for the 12-month period.

A. During the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned 1.32%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 274 stocks designed to measure the performance of companies in the consumer industries sector - returned 4.61%. The fund outperformed the Standard & Poor's 500 Index's return of -14.33% for the 12-month period.

Q. What caused the fund to underperform the Goldman Sachs index during the past year?

A. I grew cautious about the state of the U.S. economy in the summer of 2000. As a result of this concern, and the high valuations of many large-cap retailers, I underweighted retail stocks versus the Goldman Sachs index. The fund maintained this positioning throughout the period. During the past year, business slowed markedly for many retailers. However, the stocks performed better than I expected. Early in 2001, the first in a series of interest-rate cuts by the Federal Reserve Board sparked a rally in retail stocks. More recently, there have been rallies in retail that were driven by the federal tax rebates and declining energy prices. My caution about the outlook for retail - and the fund's subsequent underweighting in the sector - was responsible for the fund's underperformance.

Q. Why have consumer industries stocks held up better during the recent economic slowdown than the broader market?

A. In a word - earnings. Although we've seen a softening of corporate earnings growth for most parts of the sector, earnings for consumer industries have been much more stable than other areas of the market. Wal-Mart, for example, is in an industry that is more susceptible to economic weakness than other consumer sectors. Wal-Mart has experienced slowing sales, but its earnings growth rate has been sustained at a level much better than we are seeing in the overall market. In other consumer areas that are more defensive, such as household products, the earnings trends have been significantly stronger than the broader market.

Q. What has been the most difficult part of managing this fund during the past year?

A. I've had a relatively consistent investment strategy. Because of concerns about the global economy and high valuations, I've been cautious toward consumer cyclical stocks within retail, while being neutral-to-modestly overweighted in the media sector. Offsetting my defensive strategy in these areas, I overweighted selected consumer staples stocks where I saw a relatively safe earnings outlook at valuations that I found attractive. That said, the broad market dynamics were anything but stable during the period, and this instability disrupted my approach. There was an unusual rapid rotation, as industries within the sector moved in and out of favor on a month-to-month basis. Investor sentiment frequently switched between hope for an imminent economic recovery and concern about the depth of the current economic downturn.

Q. What stocks stood out as top performers? Which disappointed?

A. Philip Morris, the fund's top contributor, appreciated more than 75% as the company benefited from diminished concerns about tobacco litigation liability and the anticipation of the public offering of its Kraft division in June. Shares of household products producer Procter & Gamble rose roughly 27% as initiatives driven by its new CEO started to get traction and we saw an improvement in earnings and market-share trends. In terms of disappointments, investors reacted unfavorably to Walt Disney's high exposure to economically sensitive businesses - theme parks and hotels - while its ABC Network failed to outperform its industry peers in many ratings categories. Elsewhere, radio company Clear Channel Communications and advertising agency True North Communications (True North was acquired by Interpublic Group in June) suffered from a soft advertising market and, in particular, the recent decline in Internet advertising.

Q. What's your outlook?

A. I expect the economy to continue to bump along with modest growth, despite the Fed's efforts, and things may get worse before they get better. To that end, I expect more pressure to be put on the consumer in the coming months. The key variable I'm watching is job growth, which has consistently declined during the past year. If the job market stabilizes, then the consumer may feel a lot better about spending. However, for that to occur, I believe we'll need to see corporate profits start to improve. Unfortunately, improving corporate profits may take more cost-cutting - in the form of layoffs - which is necessary for firms to become more efficient, allowing growth to resume and economically sensitive stocks to recover. Turning to the fund, I believe its current defensive positioning could be beneficial should the economic uncertainty persist.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $37 million

Manager: John Porter, since 1999; joined Fidelity in 1995

3

Annual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Philip Morris Companies, Inc.	6.8
Procter & Gamble Co.	6.7
Kimberly-Clark Corp.	4.8
Gillette Co.	4.4
Avon Products, Inc.	4.2
The Coca-Cola Co.	3.8
Viacom, Inc. Class B (non-vtg.)	3.6
Wal-Mart Stores, Inc.	2.5
Omnicom Group, Inc.	2.4
Clear Channel Communications, Inc.	2.2
41.4
Top Industries as of July 31, 2001
% of fund's net assets
Media	22.3%
Household Products	13.7%
Personal Products	11.1%
Specialty Retail	8.4%
Multiline Retail	7.6%
All Others*	36.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
BEVERAGES - 5.6%
Adolph Coors Co. Class B	1,100	$ 55,319
Anheuser-Busch Companies, Inc.	2,200	95,282
Pepsi Bottling Group, Inc.	4,200	183,036
PepsiCo, Inc.	7,200	335,736
The Coca-Cola Co.	32,200	1,436,120
TOTAL BEVERAGES		2,105,493
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Cendant Corp. (a)	10,800	219,780
Cintas Corp.	1,500	75,255
Dun & Bradstreet Corp. (a)	650	17,992
Manpower, Inc.	6,600	213,774
Robert Half International, Inc. (a)	4,400	114,620
TOTAL COMMERCIAL SERVICES & SUPPLIES		641,421
DIVERSIFIED FINANCIALS - 0.1%
Moody's Corp.	1,600	53,216
ELECTRICAL EQUIPMENT - 0.3%
Rayovac Corp. (a)	5,600	116,872
FOOD & DRUG RETAILING - 4.2%
Albertson's, Inc.	3,980	130,265
CVS Corp.	8,450	304,285
Kroger Co. (a)	7,700	202,972
Rite Aid Corp. (a)	24,900	209,658
Safeway, Inc. (a)	7,850	346,656
Sysco Corp.	3,100	83,204
Walgreen Co.	7,300	246,010
Whole Foods Market, Inc. (a)	1,400	47,530
TOTAL FOOD & DRUG RETAILING		1,570,580
FOOD PRODUCTS - 3.2%
Earthgrains Co.	900	36,171
H.J. Heinz Co.	3,500	151,235
Hershey Foods Corp.	2,400	144,864
Kellogg Co.	1,700	51,119
Kraft Foods, Inc. Class A	3,600	111,420
McCormick & Co., Inc. (non-vtg.)	900	38,421
Quaker Oats Co.	5,480	482,240
Unilever NV (NY Shares)	1,300	77,935
Wm. Wrigley Jr. Co.	2,000	99,840
TOTAL FOOD PRODUCTS		1,193,245
HOTELS, RESTAURANTS & LEISURE - 4.8%
Carnival Corp.	4,200	140,280
CEC Entertainment, Inc. (a)	2,450	87,441
Harrah's Entertainment, Inc. (a)	6,200	177,444
Hilton Hotels Corp.	6,000	72,660
Jack in the Box, Inc. (a)	5,700	161,595
Mandalay Resort Group (a)	1,100	27,775

	Shares	Value (Note 1)
Marriott International, Inc. Class A	1,800	$ 85,950
McDonald's Corp.	16,000	466,240
MGM Mirage, Inc. (a)	3,100	95,790
Outback Steakhouse, Inc. (a)	3,400	97,614
Papa John's International, Inc. (a)	1,900	45,980
Park Place Entertainment Corp. (a)	5,600	59,976
Starbucks Corp. (a)	1,600	28,864
Starwood Hotels & Resorts Worldwide, Inc. unit	2,500	89,225
Tricon Global Restaurants, Inc. (a)	3,100	141,825
Wendy's International, Inc.	1,820	48,794
TOTAL HOTELS, RESTAURANTS & LEISURE		1,827,453
HOUSEHOLD DURABLES - 0.5%
Black & Decker Corp.	1,400	59,794
Tupperware Corp.	2,700	63,396
Whirlpool Corp.	900	63,486
TOTAL HOUSEHOLD DURABLES		186,676
HOUSEHOLD PRODUCTS - 13.7%
Colgate-Palmolive Co.	14,900	807,580
Kimberly-Clark Corp.	29,900	1,818,219
Procter & Gamble Co.	35,685	2,534,349
TOTAL HOUSEHOLD PRODUCTS		5,160,148
LEISURE EQUIPMENT & PRODUCTS - 0.3%
Mattel, Inc.	5,300	94,870
MEDIA - 22.3%
Adelphia Communications Corp. Class A (a)	3,070	113,283
AOL Time Warner, Inc. (a)	8,400	381,780
AT&T Corp. - Liberty Media Group Class A (a)	34,600	544,258
Cablevision Systems Corp.	450	25,322
Charter Communications, Inc. Class A (a)	4,900	105,546
Clear Channel Communications, Inc. (a)	14,369	842,023
Comcast Corp. Class A (special) (a)	9,100	346,073
Cox Communications, Inc. Class A (a)	3,100	126,883
Dow Jones & Co., Inc.	600	34,152
E.W. Scripps Co. Class A	800	55,856
EchoStar Communications Corp. Class A (a)	3,100	92,225
Fox Entertainment Group, Inc. Class A (a)	24,100	656,725
Gannett Co., Inc.	3,760	252,033
Gemstar-TV Guide International, Inc. (a)	3,700	150,183
General Motors Corp. Class H	2,100	40,530
Insight Communications, Inc. (a)	1,700	43,962
Interpublic Group of Companies, Inc.	11,200	306,544
McGraw-Hill Companies, Inc.	4,500	276,165
News Corp. Ltd. ADR	1,600	57,840
Omnicom Group, Inc.	10,450	913,017
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,500	$ 22,425
Radio One, Inc. Class A (a)	6,700	122,476
Scholastic Corp. (a)	3,600	133,776
The New York Times Co. Class A	2,000	92,600
Tribune Co.	5,500	226,930
Univision Communications, Inc. Class A (a)	12,500	477,250
Viacom, Inc. Class B (non-vtg.) (a)	27,497	1,369,351
Walt Disney Co.	23,900	629,765
TOTAL MEDIA		8,438,973
MULTILINE RETAIL - 7.6%
Big Lots, Inc. (a)	2,700	35,451
BJ's Wholesale Club, Inc. (a)	6,600	369,600
Costco Wholesale Corp. (a)	9,500	408,975
Dillard's, Inc. Class A	2,000	29,680
Dollar General Corp.	6,600	129,558
Dollar Tree Stores, Inc. (a)	1,700	44,251
Family Dollar Stores, Inc.	2,700	80,757
Federated Department Stores, Inc. (a)	1,300	50,180
JCPenney Co., Inc.	4,900	139,356
Kmart Corp. (a)	19,100	220,987
Kohls Corp. (a)	1,300	74,464
Sears, Roebuck & Co.	1,800	84,564
Target Corp.	7,100	274,770
Wal-Mart Stores, Inc.	16,600	927,940
TOTAL MULTILINE RETAIL		2,870,533
OFFICE ELECTRONICS - 0.1%
Xerox Corp.	4,800	38,304
PERSONAL PRODUCTS - 11.1%
Alberto-Culver Co. Class A	2,800	100,576
Avon Products, Inc.	34,450	1,598,136
Estee Lauder Companies, Inc. Class A	20,930	827,782
Gillette Co.	60,200	1,677,774
TOTAL PERSONAL PRODUCTS		4,204,268
SPECIALTY RETAIL - 8.4%
Abercrombie & Fitch Co. Class A (a)	5,450	211,569
American Eagle Outfitters, Inc. (a)	4,750	174,563
AnnTaylor Stores Corp. (a)	3,000	96,300
AutoNation, Inc.	6,400	73,280
Bed Bath & Beyond, Inc. (a)	3,000	96,690
Best Buy Co., Inc. (a)	12,100	810,216
Circuit City Stores, Inc. - Circuit City Group	5,100	95,625
Gap, Inc.	11,168	304,998
Gymboree Corp. (a)	16,700	98,196

	Shares	Value (Note 1)
Home Depot, Inc.	9,400	$ 473,478
Lowe's Companies, Inc.	11,300	431,434
Office Depot, Inc. (a)	5,500	70,510
Pier 1 Imports, Inc.	3,000	35,250
RadioShack Corp.	2,200	62,106
Staples, Inc. (a)	1,050	15,740
Talbots, Inc.	400	17,200
Ultimate Electronics, Inc. (a)	4,500	121,275
TOTAL SPECIALTY RETAIL		3,188,430
TEXTILES & APPAREL - 1.5%
Coach, Inc.	8,600	324,822
Gucci Group NV (NY Shares)	1,500	127,905
Jones Apparel Group, Inc. (a)	1,300	50,752
NIKE, Inc. Class B	900	42,795
TOTAL TEXTILES & APPAREL		546,274
TOBACCO - 7.3%
DIMON, Inc.	11,600	107,764
Philip Morris Companies, Inc.	56,300	2,561,647
RJ Reynolds Tobacco Holdings, Inc.	1,900	102,049
TOTAL TOBACCO		2,771,460
TOTAL COMMON STOCKS (Cost $31,297,850)		35,008,216
Cash Equivalents - 11.6%

Fidelity Cash Central Fund, 3.98% (b)	3,042,527	3,042,527
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	1,342,005	1,342,005
TOTAL CASH EQUIVALENTS (Cost $4,384,532)		4,384,532
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $35,682,382)	39,392,748
NET OTHER ASSETS - (4.3)%	(1,608,441)
NET ASSETS - 100%	$ 37,784,307
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $30,591,631 and $23,667,835, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,243 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $36,028,195. Net unrealized appreciation aggregated $3,364,553, of which $5,070,253 related to appreciated investment securities and $1,705,700 related to depreciated investment securities.

The fund hereby designates approximately $25,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,300,720) (cost $35,682,382) - See accompanying schedule		$ 39,392,748
Receivable for investments sold		79,041
Receivable for fund shares sold		157,646
Dividends receivable		28,086
Interest receivable		9,737
Other receivables		33
Total assets		39,667,291
Liabilities
Payable for investments purchased	$ 450,769
Payable for fund shares redeemed	21,646
Accrued management fee	6,354
Distribution fees payable	21,877
Other payables and accrued expenses	40,333
Collateral on securities loaned, at value	1,342,005
Total liabilities		1,882,984
Net Assets		$ 37,784,307
Net Assets consist of:
Paid in capital		$ 33,542,680
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		531,261
Net unrealized appreciation (depreciation) on investments		3,710,366
Net Assets		$ 37,784,307
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,648,401 ÷ 305,915 shares)		$15.20
Maximum offering price per share (100/94.25 of $15.20)		$16.13
Class T: Net Asset Value and redemption price per share ($12,899,240 ÷ 856,517 shares)		$15.06
Maximum offering price per share (100/96.50 of $15.06)		$15.61
Class B: Net Asset Value and offering price per share ($13,483,181 ÷ 915,343 shares) A		$14.73
Class C: Net Asset Value and offering price per share ($5,504,357 ÷ 373,148 shares) A		$14.75
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,249,128 ÷81,204 shares)		$15.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 369,722
Interest		147,965
Security lending		5,225
Total income		522,912
Expenses
Management fee	$ 192,521
Transfer agent fees	120,056
Distribution fees	225,026
Accounting and security lending fees	61,785
Non-interested trustees' compensation	117
Custodian fees and expenses	8,049
Registration fees	78,812
Audit	32,325
Legal	167
Reports to shareholders	4,513
Miscellaneous	162
Total expenses before reductions	723,533
Expense reductions	(86,226)	637,307
Net investment income (loss)		(114,395)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,513,575
Foreign currency transactions	(8)	1,513,567
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,173,980)
Assets and liabilities in foreign currencies	163	(1,173,817)
Net gain (loss)		339,750
Net increase (decrease) in net assets resulting from operations		$ 225,355

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (114,395)	$ (207,934)
Net realized gain (loss)	1,513,567	(841,391)
Change in net unrealized appreciation (depreciation)	(1,173,817)	(865,658)
Net increase (decrease) in net assets resulting from operations	225,355	(1,914,983)
From net realized gain	-	(498,458)
In excess of net realized gain	-	(154,415)
Total distributions	-	(652,873)
Share transactions - net increase (decrease)	7,152,978	(10,822,065)
Redemption fees	3,795	29,843
Total increase (decrease) in net assets	7,382,128	(13,360,078)
Net Assets
Beginning of period	30,402,179	43,762,257
End of period	$ 37,784,307	$ 30,402,179

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 16.01	$ 15.08	$ 13.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.04)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss)	.15	(.68)	1.80	3.31	3.60
Total from investment operations	.16	(.72)	1.77	3.25	3.55
Less Distributions
From net realized gain	-	(.20)	(.85)	(1.68)	(.07)
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.85)	(1.68)	(.07)
Redemption fees added to paid in capital	-	.01	.01	.03	-
Net asset value, end of period	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48
Total Return B, C, H	1.06%	(4.48)%	13.49%	27.48%	35.68%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,648	$ 3,609	$ 3,504	$ 2,220	$ 944
Ratio of expenses to average net assets before expense reductions	1.71%	1.62%	1.61%	2.47%	7.51% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50%	1.50%	1.55%	1.75%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.49% F	1.49% F	1.54% F	1.73% F	1.73% A, F
Ratio of net investment income (loss) to average net assets	.08%	(.24)%	(.19)%	(.47)%	(.50)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996, (commencement of sale of Class A shares) to July 31, 1997.

F FMR. or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 15.93	$ 15.00	$ 13.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.08)	(.06)	(.10)	(.09)
Net realized and unrealized gain (loss)	.15	(.67)	1.79	3.28	3.60
Total from investment operations	.13	(.75)	1.73	3.18	3.51
Less Distributions
From net realized gain	-	(.20)	(.81)	(1.66)	(.06)
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.81)	(1.66)	(.06)
Redemption fees added to paid in capital	-	.01	.01	.03	-
Net asset value, end of period	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45
Total Return B, C, H	0.87%	(4.69)%	13.20%	26.93%	35.25%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,899	$ 13,275	$ 21,714	$ 13,989	$ 7,314
Ratio of expenses to average net assets before expense reductions	1.98%	1.85%	1.83%	2.21%	3.81% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75%	1.75%	1.79%	2.00%	2.00% A
Ratio of expenses to average net assets after all expense reductions	1.73% F	1.73% F	1.77% F	1.98% F	1.97% A, F
Ratio of net investment income (loss) to average net assets	(.17)%	(.49)%	(.42)%	(.71)%	(.83)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996, (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 15.76	$ 14.91	$ 13.42	$ 11.46
Income from Investment Operations
Net investment income (loss) D	(.10)	(.15)	(.14)	(.17)	(.08)
Net realized and unrealized gain (loss)	.14	(.67)	1.79	3.26	2.04
Total from investment operations	.04	(.82)	1.65	3.09	1.96
Less Distributions
From net realized gain	-	(.20)	(.81)	(1.64)	-
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.81)	(1.64)	-
Redemption fees added to paid in capital	-	.01	.01	.04	-
Net asset value, end of period	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42
Total Return B, C, H	0.27%	(5.19)%	12.71%	26.30%	17.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,483	$ 9,021	$ 9,832	$ 5,419	$ 596
Ratio of expenses to average net assets before expense reductions	2.51%	2.41%	2.39%	3.46%	11.82% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.31%	2.50%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.30% F	2.48% F	2.46% A, F
Ratio of net investment income (loss) to average net assets	(.67)%	(.99)%	(.95)%	(1.23)%	(1.60)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997, (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 15.78	$ 14.95	$ 12.66
Income from Investment Operations
Net investment income (loss) D	(.10)	(.15)	(.15)	(.13)
Net realized and unrealized gain (loss)	.14	(.67)	1.80	2.87
Total from investment operations	.04	(.82)	1.65	2.74
Less Distributions
From net realized gain	-	(.20)	(.83)	(.49)
In excess of net realized gain	-	(.06)	-	-
Total distributions	-	(.26)	(.83)	(.49)
Redemption fees added to paid in capital	-	.01	.01	.04
Net asset value, end of period	$ 14.75	$ 14.71	$ 15.78	$ 14.95
Total Return B, C, H	0.27%	(5.19)%	12.72%	22.67%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,504	$ 3,048	$ 2,758	$ 1,461
Ratio of expenses to average net assets before expense reductions	2.49%	2.42%	2.42%	4.85% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.32%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.30% F	2.48% A, F
Ratio of net investment income (loss) to average net assets	(.67)%	(.99)%	(.95)%	(1.27)% A
Portfolio turnover rate	77%	69%	80%	144%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997, (commencement of sale of Class C shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.18	$ 16.11	$ 15.12	$ 13.51	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	(.00)	.02	(.03)	(.01)
Net realized and unrealized gain (loss)	.15	(.69)	1.81	3.31	3.59
Total from investment operations	.20	(.69)	1.83	3.28	3.58
Less Distributions
From net realized gain	-	(.20)	(.85)	(1.70)	(.07)
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.85)	(1.70)	(.07)
Redemption fees added to paid in capital	-	.02	.01	.03	-
Net asset value, end of period	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51
Total Return B, C	1.32%	(4.20)%	13.87%	27.70%	35.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,249	$ 1,449	$ 5,954	$ 4,745	$ 1,333
Ratio of expenses to average net assets before expense reductions	1.57%	1.31%	1.29%	1.78%	5.41% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25%	1.25%	1.26%	1.50%	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.24% F	1.24% F	1.24% F	1.48% F	1.48% A, F
Ratio of net investment income (loss) to average net assets	.33%	.01%	.11%	(.20)%	(.13)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996, (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 9,964	$ 34
Class T	64,305	299
Class B	108,633	81,475
Class C	42,124	20,563
	$ 225,026	$ 102,371

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	11,293	7,569
Class T	16,292	4,527
Class B	35,763	35,763*
Class C	2,362	2,362*
	$ 65,710	$ 50,221

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary

Consumer Industries

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,104.33
Class T	44,777.35
Class B	41,042.38
Class C	14,838.35
Institutional Class	6,295.43
	$ 120,056

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 8,483
Class T	1.75%	29,839
Class B	2.25%	28,490
Class C	2.25%	9,999
Institutional Class	1.25%	4,606
		$ 81,417

Certain security trades were directed to brokers who paid $4,140 of the fund's expenses. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent expense reduction
Class T	$ 669

Consumer Industries

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net realized gain
Class A	$ -	$ 42,252
Class T	-	225,103
Class B	-	124,768
Class C	-	33,851
Institutional Class	-	72,484
Total	$ -	$ 498,458
In excess of net realized gain
Class A	$ -	$ 13,089
Class T	-	69,734
Class B	-	38,651
Class C	-	10,487
Institutional Class	-	22,454
Total	$ -	$ 154,415
	$ -	$ 652,873

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	136,228	175,164	$ 2,051,057	$ 2,691,443
Reinvestment of distributions	-	3,047	-	47,113
Shares redeemed	(70,233)	(157,159)	(1,052,253)	(2,408,041)
Net increase (decrease)	65,995	21,052	$ 998,804	$ 330,515
Class T Shares sold	201,347	258,873	$ 3,018,915	$ 3,976,219
Reinvestment of distributions	-	17,994	-	276,740
Shares redeemed	(233,691)	(750,965)	(3,482,688)	(11,598,163)
Net increase (decrease)	(32,344)	(474,098)	$ (463,773)	$ (7,345,204)
Class B Shares sold	434,382	267,514	$ 6,341,791	$ 4,069,631
Reinvestment of distributions	-	9,759	-	148,334
Shares redeemed	(132,989)	(287,327)	(1,935,102)	(4,326,711)
Net increase (decrease)	301,393	(10,054)	$4,406,689	$ (108,746)
Class C Shares sold	237,100	140,701	$ 3,450,817	$ 2,142,602
Reinvestment of distributions	-	2,696	-	41,038
Shares redeemed	(71,102)	(111,068)	(1,035,488)	(1,685,976)
Net increase (decrease)	165,998	32,329	$2,415,329	$ 497,664
Institutional Class Shares sold	43,217	54,848	$ 660,799	$ 838,836
Reinvestment of distributions	-	4,957	-	77,138
Shares redeemed	(57,468)	(333,892)	(864,870)	(5,112,268)
Net increase (decrease)	(14,251)	(274,087)	$ (204,071)	$ (4,196,294)

Consumer Industries

Advisor Cyclical Industries Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL A	15.27%	84.44%
Fidelity Adv Cyclical - CL A (incl. 5.75% sales charge)	8.65%	73.84%
S&P 500	-14.33%	98.58%
GS Cyclical Industries	9.11%	50.76%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL A	15.27%	13.28%
Fidelity Adv Cyclical - CL A (incl. 5.75% sales charge)	8.65%	11.92%
S&P 500	-14.33%	15.00%
GS Cyclical Industries	9.11%	8.72%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $17,384 - a 73.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $15,076 - a 50.76% increase.

Annual Report

Advisor Cyclical Industries Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL T	15.18%	82.69%
Fidelity Adv Cyclical - CL T (incl. 3.50% sales charge)	11.15%	76.30%
S&P 500	-14.33%	98.58%
GS Cyclical Industries	9.11%	50.76%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL T	15.18%	13.06%
Fidelity Adv Cyclical - CL T (incl. 3.50% sales charge)	11.15%	12.24%
S&P 500	-14.33%	15.00%
GS Cyclical Industries	9.11%	8.72%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $17,630 - a 76.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $15,076 - a 50.76% increase.

Annual Report

Advisor Cyclical Industries Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are, 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL B	14.51%	78.40%
Fidelity Adv Cyclical - CL B (incl. contingent deferred sales charge)	9.51%	76.40%
S&P 500	-14.33%	98.58%
GS Cyclical Industries	9.11%	50.76%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL B	14.51%	12.51%
Fidelity Adv Cyclical - CL B (incl. contingent deferred sales charge)	9.51%	12.25%
S&P 500	-14.33%	15.00%
GS Cyclical Industries	9.11%	8.72%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $17,640 - a 76.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $15,076 - a 50.76% increase.

Annual Report

Advisor Cyclical Industries Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL C	14.78%	78.26%
Fidelity Adv Cyclical - CL C (incl. contingent deferred sales charge)	13.78%	78.26%
S&P 500	-14.33%	98.58%
GS Cyclical Industries	9.11%	50.76%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - CL C	14.78%	12.49%
Fidelity Adv Cyclical - CL C (incl. contingent deferred sales charge)	13.78%	12.49%
S&P 500	-14.33%	15.00%
GS Cyclical Industries	9.11%	8.72%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $17,826 - a 78.26% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $15,076 - a 50.76% increase.

Annual Report

Advisor Cyclical Industries Fund

Fund Talk: The Manager's Overview

-

(Portfolio Manager photograph)

An interview with
Pratima Abichandani, Portfolio Manager of
Fidelity Advisor Cyclical
Industries Fund

Q. How did the fund perform, Pratima?

A. Quite well. For the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned 15.27%, 15.18%, 14.51% and 14.78%, respectively. These returns outperformed the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 9.11%. The fund also outperformed the Standard & Poor's 500 Index, which fell 14.33%.

A. Quite well. For the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned 15.95%. This return outperformed the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 9.11%. The fund also outperformed the Standard & Poor's 500 Index, which fell 14.33%.

Q. What drove the strong absolute performance of cyclical industries stocks during the past year?

A. Cyclical stocks had underperformed for several years until the latter half of 2000. As the economy worsened, many investors fleeing high-growth areas of the market turned to cyclicals in anticipation of an economic recovery. At the same time, these stocks looked attractive because they were extremely cheap on a valuation basis, both in absolute terms and relative to other areas of the market. Further, while cyclicals typically perform well coming out of a slowdown, they outperformed the broader market during this cycle while the economy was weakening. Much of this early recovery was due to a combination of factors, including a sharp decline in technology stocks, aggressive interest-rate cuts by the Federal Reserve Board and attractive valuations.

Q. Why did the fund outperform the Goldman Sachs index during the past year?

A. More than anything else, it was good stock picking in a number of industries. In particular, having a greater exposure to railroad stocks was helpful. Led by solid gains in Union Pacific and Canadian National Railway, our railroad holdings collectively rose nearly 39% and outperformed the index's mix of railroad stocks by nearly 12 percentage points. Similarly, the fund's holdings in the aerospace and defense industry added value by outperforming their index counterparts. Specifically, General Dynamics and Alliant Techsystems, two defense stocks, benefited from attractive valuations and an improved outlook for defense spending. Our strongest advantage was in the electronic test and instrumentation industry, where names like PerkinElmer and Cabot Microelectronics helped the fund's holdings in this industry deliver an 11% return, while similar industry stocks held by the index fell nearly 22%.

Q. What other strategies did you employ?

A. I kept the fund underexposed to automobile manufacturing because valuations weren't attractive given the slowing economy - an event that could reduce sales and put pressure on profit margins for these companies. On the one hand, this strategy turned out to be somewhat helpful because auto stocks didn't perform as well as other areas in the sector. On the other hand, my stock selection in the industry detracted from relative performance. Specifically, underweighting General Motors, which had a double-digit return, didn't help. Additionally, overweighting industrial conglomerates such as General Electric (GE) and Tyco, both of which generated a negative absolute return, hindered the fund's relative return. However, I added to the fund's positions in these stocks as the period progressed because of their strong earnings visibility.

Q. What other stocks performed well? Which stocks disappointed?

A. Top contributor Minnesota Mining & Manufacturing (3M) performed well, in part due to the hiring of a new chief executive officer formerly with GE who raised expectations for the firm's growth. Healthy demand for commercial jets and expectations for higher defense spending under the Bush administration boosted shares of Boeing, General Dynamics and United Technologies. On the down side, when GE announced a deal to acquire Honeywell, investors were unwilling to reward GE's strong earnings multiple to Honeywell, and GE's stock suffered. Later, when the deal failed to gain approval from European regulators, skeptical investors remained unmoved by the deal's fallout and GE shares declined further. Owens-Illinois' stock fell after higher energy costs and unfavorable foreign exchange rates caused the glass-container manufacturer to report lower-than-expected second-quarter earnings.

Q. What lies ahead for cyclical industry stocks, Pratima?

A. On a fundamental basis, I remain optimistic because a number of macroeconomic factors - monetary policy easing, declining energy prices and federal income tax refunds - offer a good backdrop for economic recovery. Many cyclical industries stocks have performed well and the stocks are no longer at the absolute valuation lows that we saw in late 2000; however, they continue to be attractively valued relative to most other areas of the market. In particular, I'll be paying close attention to selective areas where valuations have fallen, such as the airline industry. Going forward, I believe strong performance will continue to come from individual stock selection across all industries, rather than any one particular "hot" industry. The fund remains positioned to benefit from an improving economy by emphasizing companies with attractive valuations, good earnings visibility, restructuring/turnaround situations and management changes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $18 million

Manager: Pratima Abichandani, since 2000; joined Fidelity in 1994

3

Annual Report

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Tyco International Ltd.	8.1
General Electric Co.	7.3
Minnesota Mining & Manufacturing Co.	4.0
United Technologies Corp.	2.5
Boeing Co.	2.4
Emerson Electric Co.	2.2
General Dynamics Corp.	2.1
Honeywell International, Inc.	2.1
Illinois Tool Works, Inc.	1.9
Union Pacific Corp.	1.8
34.4
Top Industries as of July 31, 2001
% of fund's net assets
Industrial Conglomerates	20.1%
Aerospace & Defense	12.0%
Machinery	11.2%
Household Durables	7.2%
Road & Rail	6.4%
All Others *	43.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 12.0%
Alliant Techsystems, Inc. (a)	1,650	$ 163,680
Boeing Co.	7,300	427,269
General Dynamics Corp.	4,700	380,183
Honeywell International, Inc.	10,112	372,829
Lockheed Martin Corp.	7,014	277,895
Raytheon Co.	3,400	98,192
United Technologies Corp.	6,211	455,887
TOTAL AEROSPACE & DEFENSE		2,175,935
AIR FREIGHT & COURIERS - 1.0%
Expeditors International of Washington, Inc.	1,300	73,866
United Parcel Service, Inc. Class B	2,000	113,660
TOTAL AIR FREIGHT & COURIERS		187,526
AIRLINES - 4.6%
AMR Corp. (a)	5,500	193,325
Continental Airlines, Inc. Class B (a)	900	44,523
Delta Air Lines, Inc.	3,100	137,578
Northwest Airlines Corp. (a)	9,650	249,453
Southwest Airlines Co.	3,137	62,771
UAL Corp.	4,400	150,524
TOTAL AIRLINES		838,174
AUTO COMPONENTS - 3.1%
American Axle & Manufacturing Holdings, Inc. (a)	1,300	27,326
ArvinMeritor, Inc.	2,000	43,000
Delphi Automotive Systems Corp.	10,200	166,872
Dura Automotive Systems, Inc. Class A (a)	1,100	19,470
Johnson Controls, Inc.	600	48,360
Keystone Automotive Industries, Inc. (a)	1,900	25,460
Michelin SA (Compagnie Generale des Etablissements) Series B	1,000	30,410
Snap-On, Inc.	3,200	86,400
Superior Industries International, Inc.	700	29,701
TRW, Inc.	2,000	88,500
TOTAL AUTO COMPONENTS		565,499
AUTOMOBILES - 3.1%
Ford Motor Co.	11,112	283,023
General Motors Corp.	1,606	102,142
Toyota Motor Corp.	3,500	115,314
Winnebago Industries, Inc.	2,200	61,490
TOTAL AUTOMOBILES		561,969
BUILDING PRODUCTS - 2.8%
American Standard Companies, Inc. (a)	2,000	136,100
Dal-Tile International, Inc. (a)	2,400	46,440

	Shares	Value (Note 1)
Masco Corp.	9,600	$ 242,016
York International Corp.	2,800	92,736
TOTAL BUILDING PRODUCTS		517,292
CHEMICALS - 6.1%
Dow Chemical Co.	4,488	163,363
Georgia Gulf Corp.	8,100	134,055
Lyondell Chemical Co.	7,100	102,524
Millennium Chemicals, Inc.	4,000	58,240
PolyOne Corp.	12,400	130,448
Praxair, Inc.	6,200	281,108
Solutia, Inc.	14,600	198,268
Valspar Corp.	1,000	33,900
TOTAL CHEMICALS		1,101,906
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Avery Dennison Corp.	3,580	183,511
Ecolab, Inc.	3,300	132,132
Republic Services, Inc. (a)	2,500	49,750
Waste Connections, Inc. (a)	800	26,072
TOTAL COMMERCIAL SERVICES & SUPPLIES		391,465
CONSTRUCTION & ENGINEERING - 1.2%
Fluor Corp.	2,600	102,778
Jacobs Engineering Group, Inc. (a)	2,100	122,976
TOTAL CONSTRUCTION & ENGINEERING		225,754
CONSTRUCTION MATERIALS - 1.4%
Centex Construction Products, Inc.	800	26,400
Lafarge Corp.	1,100	36,828
Martin Marietta Materials, Inc.	2,374	104,646
Texas Industries, Inc.	2,300	87,285
TOTAL CONSTRUCTION MATERIALS		255,159
CONTAINERS & PACKAGING - 1.0%
Aptargroup, Inc.	500	16,500
Bemis Co., Inc.	1,700	75,208
Owens-Illinois, Inc. (a)	3,500	22,470
Packaging Corp. of America (a)	800	15,800
Pactiv Corp. (a)	3,800	59,014
TOTAL CONTAINERS & PACKAGING		188,992
ELECTRICAL EQUIPMENT - 2.3%
Baldor Electric Co.	800	17,624
Emerson Electric Co.	7,100	407,256
TOTAL ELECTRICAL EQUIPMENT		424,880
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
Millipore Corp.	2,400	156,432
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
PerkinElmer, Inc.	5,600	$ 176,400
Thermo Electron Corp.	8,700	198,360
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		531,192
ENERGY EQUIPMENT & SERVICES - 0.3%
Baker Hughes, Inc.	700	24,906
Weatherford International, Inc. (a)	600	25,290
TOTAL ENERGY EQUIPMENT & SERVICES		50,196
FOOD PRODUCTS - 0.5%
Delta & Pine Land Co.	4,100	80,606
HOUSEHOLD DURABLES - 7.2%
Black & Decker Corp.	2,200	93,962
Centex Corp.	2,100	98,784
Champion Enterprises, Inc. (a)	2,100	22,890
D.R. Horton, Inc.	3,604	99,290
Fleetwood Enterprises, Inc.	1,800	29,340
Furniture Brands International, Inc. (a)	1,800	51,840
KB HOME	1,500	48,885
Leggett & Platt, Inc.	3,700	88,689
Lennar Corp.	2,300	105,547
Maytag Corp.	4,000	134,120
Mohawk Industries, Inc. (a)	4,600	202,400
Oakwood Homes Corp. (a)	1,100	7,612
Ryland Group, Inc.	900	56,241
Standard Pacific Corp.	4,200	98,952
The Stanley Works	2,300	100,257
Toll Brothers, Inc. (a)	500	19,750
Whirlpool Corp.	800	56,432
TOTAL HOUSEHOLD DURABLES		1,314,991
INDUSTRIAL CONGLOMERATES - 20.1%
General Electric Co.	30,600	1,331,100
Minnesota Mining & Manufacturing Co.	6,600	738,408
Textron, Inc.	2,200	123,904
Tyco International Ltd.	27,650	1,470,979
TOTAL INDUSTRIAL CONGLOMERATES		3,664,391
MACHINERY - 11.2%
Albany International Corp. Class A (a)	2,900	57,855
Astec Industries, Inc. (a)	1,200	21,900
Caterpillar, Inc.	4,000	220,400
CNH Global NV	100	731
Danaher Corp.	3,650	206,554
Deere & Co.	1,800	75,510
Eaton Corp.	1,700	124,848
Flowserve Corp. (a)	1,700	41,820
Graco, Inc.	1,000	33,800
Illinois Tool Works, Inc.	5,500	346,500

	Shares	Value (Note 1)
Ingersoll-Rand Co.	4,400	$ 192,192
Kennametal, Inc.	2,900	111,940
Milacron, Inc.	2,500	45,750
Navistar International Corp. (a)	2,840	91,192
Oshkosh Truck Co.	500	17,825
Parker Hannifin Corp.	2,700	120,690
Pentair, Inc.	2,000	71,460
Roper Industries, Inc.	500	18,925
SPX Corp. (a)	1,700	205,972
Terex Corp. (a)	1,500	32,760
TOTAL MACHINERY		2,038,624
MEDIA - 0.1%
General Motors Corp. Class H	676	13,047
METALS & MINING - 0.6%
Alcoa, Inc.	940	36,876
Allegheny Technologies, Inc.	1,900	36,214
Nucor Corp.	800	38,312
TOTAL METALS & MINING		111,402
OIL & GAS - 0.1%
Pennzoil-Quaker State Co.	2,300	25,806
REAL ESTATE - 0.3%
LNR Property Corp.	1,700	57,375
ROAD & RAIL - 6.4%
Burlington Northern Santa Fe Corp.	6,300	168,462
Canadian National Railway Co.	5,400	246,624
Canadian Pacific Ltd.	3,800	144,542
CNF, Inc.	800	25,968
CSX Corp.	4,650	181,908
J.B. Hunt Transport Services, Inc. (a)	600	14,676
Norfolk Southern Corp.	2,300	46,276
Union Pacific Corp.	6,100	327,509
TOTAL ROAD & RAIL		1,155,965
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
Applied Materials, Inc. (a)	1,200	55,032
Cabot Microelectronics Corp. (a)	1,740	122,235
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		177,267
SPECIALTY RETAIL - 1.6%
AutoNation, Inc.	2,600	29,770
AutoZone, Inc. (a)	800	37,864
Group 1 Automotive, Inc. (a)	2,500	79,525
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
Lithia Motors, Inc. Class A (a)	2,900	$ 53,621
O'Reilly Automotive, Inc. (a)	2,600	90,740
TOTAL SPECIALTY RETAIL		291,520
TOTAL COMMON STOCKS (Cost $14,976,830)		16,946,933
Cash Equivalents - 6.3%

Fidelity Cash Central Fund, 3.98% (b) (Cost $1,137,392)	1,137,392	1,137,392
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $16,114,222)		18,084,325
NET OTHER ASSETS - 0.6%		111,504
NET ASSETS - 100%		$ 18,195,829
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,263,071 and $9,213,495, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $357 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $16,239,467. Net unrealized appreciation aggregated $1,844,858, of which $2,384,100 related to appreciated investment securities and $539,242 related to depreciated investment securities.

The fund hereby designates approximately $84,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $197,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

Class A designates 43% and 100%; Class T designates 48% and 100%;
Class B designates 52% and 100%; Class C designates 59% and 100%; and Institutional Class designates 40% and 100% of the dividends distributed in September and December, respectively during the year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $16,114,222) - See accompanying schedule		$ 18,084,325
Cash		24,988
Receivable for fund shares sold		221,667
Dividends receivable		7,329
Interest receivable		4,479
Other receivables		122
Receivable from investment adviser for expense reductions		6,848
Total assets		18,349,758
Liabilities
Payable for investments purchased	$ 85,205
Payable for fund shares redeemed	24,604
Distribution fees payable	9,460
Other payables and accrued expenses	34,660
Total liabilities		153,929
Net Assets		$ 18,195,829
Net Assets consist of:
Paid in capital		$ 16,548,358
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(322,632)
Net unrealized appreciation (depreciation) on investments		1,970,103
Net Assets		$ 18,195,829
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,270,152 ÷ 149,812 shares)		$15.15
Maximum offering price per share (100/94.25 of $15.15)		$16.07
Class T: Net Asset Value and redemption price per share ($5,653,600 ÷ 374,687 shares)		$15.09
Maximum offering price per share (100/96.50 of $15.09)		$15.64
Class B: Net Asset Value and offering price pelr share ($5,673,635 ÷ 384,106 shares) A		$14.77
Class C: Net Asset Value and offering price per share ($2,847,178 ÷ 191,908 shares) A		$14.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,751,264 ÷ 113,953 shares)		$15.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 170,738
Interest		51,001
Security lending		802
Total income		222,541
Expenses
Management fee	$ 72,748
Transfer agent fees	42,476
Distribution fees	74,881
Accounting and security lending fees	61,478
Non-interested trustees' compensation	57
Custodian fees and expenses	6,892
Registration fees	78,732
Audit	32,247
Legal	67
Reports to shareholders	1,587
Miscellaneous	87
Total expenses before reductions	371,252
Expense reductions	(140,470)	230,782
Net investment income (loss)		(8,241)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(211,084)
Foreign currency transactions	(1,188)	(212,272)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,724,354
Assets and liabilities in foreign currencies	(11)	1,724,343
Net gain (loss)		1,512,071
Net increase (decrease) in net assets resulting from operations		$ 1,503,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (8,241)	$ (6,205)
Net realized gain (loss)	(212,272)	388,588
Change in net unrealized appreciation (depreciation)	1,724,343	(709,070)
Net increase (decrease) in net assets resulting from operations	1,503,830	(326,687)
Distributions to shareholders From net investment income	(13,935)	-
From net realized gain	(257,584)	(178,082)
Total distributions	(271,519)	(178,082)
Share transactions - net increase (decrease)	7,890,735	(1,671,247)
Redemption fees	5,459	5,080
Total increase (decrease) in net assets	9,128,505	(2,170,936)
Net Assets
Beginning of period	9,067,324	11,238,260
End of period	$ 18,195,829	$ 9,067,324

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 14.13	$ 13.56	$ 13.80	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.02	.01	(.03)	(.01)
Net realized and unrealized gain (loss)	1.98	(.33)	1.23	.76	3.89
Total from investment operations	2.02	(.31)	1.24	.73	3.88
Less Distributions
From net investment income	(.04)	-	-	-	(.01)
From net realized gain	(.40)	(.27)	(.68)	(.99)	(.08)
Total distributions	(.44)	(.27)	(.68)	(.99)	(.09)
Redemption fees added to paid in capital	.01	.01	.01	.02	.01
Net asset value, end of period	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80
Total Return B, C, H	15.27%	(2.13)%	10.81%	6.05%	39.11%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,270	$ 973	$ 896	$ 471	$ 365
Ratio of expenses to average net assets before expense reductions	2.59%	2.87%	3.53%	5.40%	15.94% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50%	1.50%	1.56%	1.75%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.49% F	1.49% F	1.54% F	1.75%	1.73% A, F
Ratio of net investment income (loss) to average net assets	.28%	.18%	.05%	(.22)%	(.09)% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H The returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.48	$ 14.07	$ 13.51	$ 13.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.00	(.01)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	2.00	(.34)	1.24	.77	3.89
Total from investment operations	2.00	(.35)	1.21	.71	3.85
Less Distributions
From net investment income	(.01)	-	-	-	(.01)
From net realized gain	(.39)	(.25)	(.66)	(.99)	(.08)
Total distributions	(.40)	(.25)	(.66)	(.99)	(.09)
Redemption fees added to paid in capital	.01	.01	.01	.02	.01
Net asset value, end of period	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77
Total Return B, C, H	15.18%	(2.43)%	10.57%	5.91%	38.81%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,654	$ 3,885	$ 3,471	$ 2,973	$ 1,920
Ratio of expenses to average net assets before expense reductions	2.85%	3.12%	3.77%	4.00%	6.37% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75%	1.75%	1.83%	2.00%	2.00% A
Ratio of expenses to average net assets after all expense reductions	1.74% F	1.74% F	1.81% F	2.00%	1.97% A, F
Ratio of net investment income (loss) to average net assets	.03%	(.07)%	(.22)%	(.47)%	(.37)% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H The returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.25	$ 13.89	$ 13.40	$ 13.75	$ 11.56
Income from Investment Operations
Net investment income (loss) D	(.07)	(.07)	(.09)	(.14)	(.06)
Net realized and unrealized gain (loss)	1.95	(.34)	1.22	.76	2.25
Total from investment operations	1.88	(.41)	1.13	.62	2.19
Less Distributions
From net realized gain	(.37)	(.24)	(.65)	(.99)	-
Redemption fees added to paid in capital	.01	.01	.01	.02	-
Net asset value, end of period	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75
Total Return B, C, H	14.51%	(2.90)%	10.01%	5.23%	18.94%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,674	$ 1,879	$ 2,043	$ 985	$ 252
Ratio of expenses to average net assets before expense reductions	3.39%	3.64%	4.30%	7.44%	23.83% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.31%	2.50%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.29% F	2.50%	2.45% A, F
Ratio of net investment income (loss) to average net assets	(.47)%	(.57)%	(.70)%	(1.03)%	(1.11)% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H The returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 13.91	$ 13.45	$ 12.54
Income from Investment Operations
Net investment income (loss) D	(.07)	(.08)	(.09)	(.11)
Net realized and unrealized gain (loss)	2.00	(.36)	1.20	1.39
Total from investment operations	1.93	(.44)	1.11	1.28
Less Distributions
From net realized gain	(.35)	(.22)	(.67)	(.38)
Redemption fees added to paid in capital	.00	.01	.02	.01
Net asset value, end of period	$ 14.84	$ 13.26	$ 13.91	$ 13.45
Total Return B, C, H	14.78%	(3.11)%	9.94%	10.62%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,847	$ 625	$ 1,451	$ 165
Ratio of expenses to average net assets before expense reductions	3.36%	3.62%	4.34%	18.91% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.28%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.27% F	2.50% A
Ratio of net investment income (loss) to average net assets	(.47)%	(.57)%	(.67)%	(1.06)% A
Portfolio turnover rate	78%	111%	115%	100%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.70	$ 14.28	$ 13.68	$ 13.84	$ 10.00
Income from Investment Operations
Net investment income D	.08	.06	.04	.01 E	.03
Net realized and unrealized gain (loss)	2.05	(.36)	1.25	.75	3.91
Total from investment operations	2.13	(.30)	1.29	.76	3.94
Less Distributions
From net investment income	(.07)	-	-	-	(.02)
From net realized gain	(.40)	(.29)	(.70)	(.95)	(.08)
Total distributions	(.47)	(.29)	(.70)	(.95)	(.10)
Redemption fees added to paid in capital	.01	.01	.01	.03	-
Net asset value, end of period	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84
Total Return B, C	15.95%	(2.04)%	11.15%	6.32%	39.64%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,751	$ 1,706	$ 3,377	$ 1,360	$ 1,756
Ratio of expenses to average net assets before expense reductions	2.27%	2.50%	3.12%	3.53%	3.16% A, H
Ratio of expenses to average net assets after voluntary waivers	1.25%	1.25%	1.31%	1.50%	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.24% G	1.24% G	1.29% G	1.50%	1.48% A, G
Ratio of net investment income to average net assets	.53%	.43%	.31%	.04%	.25% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

F For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Cyclical Industries

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the funds. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 3,650	$ 254
Class T	22,857	197
Class B	34,790	26,164
Class C	13,584	7,277
	$ 74,881	$ 33,892

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares

Cyclical Industries

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,498	$ 6,037
Class T	5,330	2,308
Class B	12,568	12,568*
Class C	1,404	1,404*
	$ 28,800	$ 22,317

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :

	Amount	% of Average Net Assets
Class A	$ 4,787.33
Class T	15,430.34
Class B	13,053.38
Class C	4,750.35
Institutional Class	4,456.26
	$ 42,476

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 15,957
Class T	1.75%	50,400
Class B	2.25%	39,692
Class C	2.25%	15,143
Institutional Class	1.25%	17,762
		$ 138,954

Certain security trades were directed to brokers who paid $1,516 of the fund's expenses.

Cyclical Industries

Notes to Financial Statements - continued

8. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 7% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 14% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 3,164	$ -
Class T	2,758	-
Institutional Class	8,013	-
Total	$ 13,935	$ -
From net realized gain
Class A	$ 29,061	$ 20,883
Class T	111,071	54,397
Class B	55,211	34,793
Class C	16,118	14,419
Institutional Class	46,123	53,590
Total	$ 257,584	$ 178,082
	$ 271,519	$ 178,082

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	108,889	61,024	$ 1,601,205	$ 827,020
Reinvestment of distributions	2,254	1,425	31,386	19,437
Shares redeemed	(33,084)	(54,082)	(490,978)	(720,877)
Net increase (decrease)	78,059	8,367	$ 1,141,613	$ 125,580
Class T Shares sold	234,442	169,723	$ 3,452,851	$ 2,263,379
Reinvestment of distributions	7,692	3,842	106,774	52,336
Shares redeemed	(155,660)	(132,075)	(2,211,958)	(1,771,784)
Net increase (decrease)	86,474	41,490	$ 1,347,667	$ 543,931
Class B Shares sold	388,730	92,855	$ 5,600,715	$ 1,230,975
Reinvestment of distributions	2,819	1,960	38,476	26,332
Shares redeemed	(149,191)	(100,163)	(2,176,209)	(1,324,215)
Net increase (decrease)	242,358	(5,348)	$ 3,462,982	$ (66,908)
Class C Shares sold	176,254	44,151	$ 2,555,029	$ 584,454
Reinvestment of distributions	871	650	11,933	8,758
Shares redeemed	(32,342)	(102,037)	(470,804)	(1,353,255)
Net increase (decrease)	144,783	(57,236)	$ 2,096,158	$ (760,043)
Institutional Class Shares sold	26,459	18,068	$ 394,465	$ 247,803
Reinvestment of distributions	3,435	2,497	48,404	34,539
Shares redeemed	(40,451)	(132,595)	(600,554)	(1,796,149)
Net increase (decrease)	(10,557)	(112,030)	$ (157,685)	$ (1,513,807)

Cyclical Industries

Advisor Developing Communications Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Developing Communications - CL A	-16.00%
Fidelity Adv Developing Communications - CL A (incl. 5.75% sales charge)	-20.83%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have been $7,917 - a 20.83% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Annual Report

Advisor Developing Communications Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Developing Communications - CL T	-16.00%
Fidelity Adv Developing Communications - CL T (incl. 3.50% sales charge)	-18.94%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have been $8,106 - an 18.94% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Annual Report

Advisor Developing Communications Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Developing Communications - CL B	-16.30%
Fidelity Adv Developing Communications - CL B (incl. contingent deferred sales charge)	-20.48%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have been $7,952 - a 20.48% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Annual Report

Advisor Developing Communications Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Developing Communications - CL C	-16.30%
Fidelity Adv Developing Communications - CL C (incl. contingent deferred sales charge)	-17.14%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have been $8,286 - a 17.14% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Annual Report

Advisor Developing Communications Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Chris Zepf, Portfolio
Manager of Fidelity
Advisor Developing
Communications Fund

Q. How did the fund perform, Chris?

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -16.00%, -16.00%, -16.30% and -16.30%, respectively. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - returned -25.95% during the same period. The Standard & Poor's 500 Index fell 8.21% during the period. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Institutional Class shares returned -15.80%. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - returned -25.95% during the same period. The Standard & Poor's 500 Index fell 8.21% during the period. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Q. What factors shaped the fund's performance during the period?

A. The deteriorating economy made it that much more difficult to make money during the period. That being said, the fund did benefit - relative to its Goldman Sachs index - from strong security selection. One thing we haven't seen in the technology sector since the fund launched is a clear-cut leadership group - an area that you can overweight and expect to make solid returns. This type of climate places a premium on stock picking rather than sector picking, and my strategy was to focus on companies that could come out of the downturn quicker, were gaining share in their markets, and had good product cycles that I felt could withstand the slowing economy. I also gravitated to stocks that were trading at or near trough valuations.

Q. Can you give examples?

A. I increased my exposure to semiconductor stocks - which are basically the beginning of the technology food chain - because I felt the group would have a shorter hangover period coming out of the downturn. One good performer was Fairchild Semiconductor, a smaller-sized company based in New England. Fairchild's valuation relative to the semiconductor group was closer to historic lows, and the company's small size gave it some flexibility in terms of enabling new customer wins to soften the impact of the market slowdown. Another example - though it didn't perform well - was Cisco Systems, which I took a larger stake in toward the end of the period. About two-thirds of Cisco's business relates to corporate enterprise spending, and I felt the company's revenues could snap back quicker if the economy picked up.

Q. You also bumped up the fund's exposure to AT&T and
Nextel during the period. Why?

A. AT&T has been a good value story for the fund. I felt the company had a valuable catalyst in the form of its cable television assets, and there was some talk of a potential spin-off with that part of its business. This hasn't happened, but the stock did perform relatively well in a tough market after struggling for an extended period of time. I never like to give up on a stock without re-evaluating it and, in the case of AT&T, this philosophy worked to our benefit. Most of my wireless play, meanwhile, centered around Nextel, which I felt was the best-managed wireless company going. Wireless stocks had a tough period and, instead of spreading my exposure among several smaller names, I increased the fund's investment in Nextel. The stock did suffer along with the rest of the wireless group during the period. At the end of July, AT&T and Nextel were the fund's two largest individual positions.

Q. Which stocks performed well? Which were disappointments?

A. Two stocks that I traded well during the period were Ibis Technology - which is a small, next-generation semiconductor company - and Extreme Networks, a mid-sized data networking company. Ibis was the fund's best performer for the period. In the case of Extreme, the company was able to gain share on its competitors despite the slowing economy. My most frustrating stock during the period was optical networker Ciena, which managed to grow but wasn't rewarded by the market. Ciena was one of the few companies that actually exceeded its earnings projections, but still declined with the rest of the optical networking group.

Q. What's your outlook?

A. The next few months should continue to be a stock picking market, so I'll stick to my approach of looking for market-share gainers and companies with good product cycles and valuations. The telecom equipment stocks may take longer to regroup, but I still like the long-term growth potential in that area. Unless the market changes dramatically, I don't anticipate making too many major moves within the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Advisor Developing Communications Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2001, more than $7 million

Manager: Chris Zepf, since inception; joined Fidelity in 1997

3

Developing Communications

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
AT&T Corp.	9.6
Nextel Communications, Inc. Class A	6.5
Cisco Systems, Inc.	5.1
Microsoft Corp.	5.1
CIENA Corp.	4.6
Fairchild Semiconductor International, Inc. Class A	3.6
ASML Holding NV (NY Shares)	2.9
Comcast Corp. Class A (special)	2.7
NVIDIA Corp.	2.7
Brocade Communications System, Inc.	2.7
45.5
Top Industries as of July 31, 2001
% of fund's net assets
Communications Equipment	27.6%
Semiconductor Equipment & Products	17.8%
Software	11.9%
Diversified Telecommunication Services	10.7%
Media	10.1%
All Others*	21.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 27.6%
3Com Corp.	3,000	$ 14,700
Anadigics, Inc. (a)	800	13,272
Avici Systems, Inc.	1,000	4,450
Brocade Communications System, Inc. (a)	5,870	193,182
Cabletron Systems, Inc. (a)	8,800	163,416
CIENA Corp. (a)	9,850	326,429
Cisco Systems, Inc. (a)	19,000	365,180
Comverse Technology, Inc. (a)	2,810	79,467
Corvis Corp.	2,000	7,800
Digital Lightwave, Inc. (a)	100	2,047
Extreme Networks, Inc. (a)	600	16,818
Finisar Corp. (a)	100	1,143
Foundry Networks, Inc. (a)	200	4,212
Juniper Networks, Inc. (a)	3,310	85,034
McDATA Corp. Class B	300	5,625
Motorola, Inc.	3,500	65,415
Nokia Corp. sponsored ADR	4,000	87,240
ONI Systems Corp. (a)	1,600	37,040
QUALCOMM, Inc. (a)	2,610	165,030
Redback Networks, Inc. (a)	4,160	26,624
Riverstone Networks, Inc.	5,200	63,700
Scientific-Atlanta, Inc.	500	12,725
Sonus Networks, Inc. (a)	1,400	30,716
Stratos Lightwave, Inc. (a)	4,000	38,040
Tellium, Inc.	2,500	32,875
Terayon Communication Systems, Inc. (a)	17,000	110,840
UTStarcom, Inc. (a)	800	16,544
TOTAL COMMUNICATIONS EQUIPMENT		1,969,564
COMPUTERS & PERIPHERALS - 0.9%
EMC Corp. (a)	100	1,972
Network Appliance, Inc. (a)	1,110	13,853
Nippon Foundry, Inc. (a)	10	49,580
TOTAL COMPUTERS & PERIPHERALS		65,405
DIVERSIFIED TELECOMMUNICATION SERVICES - 10.7%
AT&T Corp.	34,000	687,140
BellSouth Corp.	400	16,280
Broadwing, Inc. (a)	1,300	31,603
Qwest Communications International, Inc.	500	13,000
SBC Communications, Inc.	200	9,006
Verizon Communications	200	10,830
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		767,859
ELECTRICAL EQUIPMENT - 2.5%
Benchmark Electronics, Inc. (a)	8,000	178,640

	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Arrow Electronics, Inc. (a)	900	$ 24,075
Avnet, Inc.	1,305	31,176
Flextronics International Ltd. (a)	170	4,622
Sanmina Corp. (a)	100	2,181
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		62,054
INTERNET SOFTWARE & SERVICES - 1.2%
Check Point Software Technologies Ltd. (a)	2,000	88,480
MEDIA - 10.1%
Adelphia Communications Corp. Class A (a)	4,000	147,600
AOL Time Warner, Inc. (a)	2,800	127,260
Charter Communications, Inc. Class A (a)	8,100	174,474
Comcast Corp. Class A (special) (a)	5,100	193,953
Gemstar-TV Guide International, Inc. (a)	1,900	77,121
TOTAL MEDIA		720,408
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 17.8%
Agere Systems, Inc. Class A	1,000	5,530
Altera Corp. (a)	200	6,012
ASML Holding NV (NY Shares)	10,000	204,700
Broadcom Corp. Class A (a)	100	4,363
Conexant Systems, Inc. (a)	13,000	123,630
Cypress Semiconductor Corp. (a)	2,500	68,200
Fairchild Semiconductor International, Inc. Class A (a)	10,700	255,195
Ibis Technology Corp. (a)	18,900	158,760
Integrated Device Technology, Inc. (a)	500	18,425
Marvell Technology Group Ltd. (a)	5,000	153,450
MIPS Technologies, Inc. Class A (a)	5,100	74,001
RF Micro Devices, Inc. (a)	580	15,869
Silicon Storage Technology, Inc. (a)	19,000	178,600
Xilinx, Inc. (a)	100	4,000
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		1,270,735
SOFTWARE - 11.9%
Adobe Systems, Inc.	1,000	37,490
Computer Associates International, Inc.	900	31,032
J.D. Edwards & Co. (a)	200	2,550
Microsoft Corp. (a)	5,500	364,045
NVIDIA Corp. (a)	2,390	193,351
PeopleSoft, Inc. (a)	1,700	74,239
RadiSys Corp. (a)	1,600	32,544
Red Hat, Inc. (a)	29,700	117,612
TOTAL SOFTWARE		852,863
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - 9.3%
Nextel Communications, Inc. Class A (a)	27,800	$ 462,870
Triton PCS Holdings, Inc. Class A (a)	400	15,480
Vodafone Group PLC sponsored ADR	8,600	185,330
TOTAL WIRELESS TELECOMMUNICATION SERVICES		663,680
TOTAL COMMON STOCKS (Cost $6,882,750)		6,639,688
Cash Equivalents - 8.0%

Fidelity Cash Central Fund, 3.98% (b) (Cost $572,998)	572,998	572,998
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,455,748)	7,212,686
NET OTHER ASSETS - (0.9)%	(62,401)
NET ASSETS - 100%	$ 7,150,285
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $24,656,852 and $16,957,127, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $411 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Netherlands	2.9
United Kingdom	2.6
Bermuda	2.1
Israel	1.2
Finland	1.2
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $7,615,176. Net unrealized depreciation aggregated $402,490, of which $517,873 related to appreciated investment securities and $920,363 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $676,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $7,455,748) - See accompanying schedule		$ 7,212,686
Receivable for investments sold		133,157
Receivable for fund shares sold		3,015
Dividends receivable		2,131
Interest receivable		2,194
Prepaid expenses		24,241
Receivable from investment adviser for expense reductions		35,925
Total assets		7,413,349
Liabilities
Payable to custodian bank	$ 265
Payable for investments purchased	225,731
Accrued management fee	3,390
Distribution fees payable	4,179
Other payables and accrued expenses	29,499
Total liabilities		263,064
Net Assets		$ 7,150,285
Net Assets consist of:
Paid in capital		$ 8,210,334
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(816,975)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(243,074)
Net Assets		$ 7,150,285
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($933,541 ÷ 111,078 shares)		$8.40
Maximum offering price per share (100/94.25 of $8.40)		$8.91
Class T: Net Asset Value and redemption price per share ($2,131,130 ÷ 253,706 shares)		$8.40
Maximum offering price per share (100/96.50 of $8.40)		$8.70
Class B: Net Asset Value and offering price per share ($2,236,133 ÷ 267,129 shares) A		$8.37
Class C: Net Asset Value and offering price per share ($1,566,390 ÷ 187,159 shares) A		$8.37
Institutional Class: Net Asset Value, offering price and redemption price per share ($283,091 ÷ 33,635 shares)		$8.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	December 27, 2000 (commencement of operations) to July 31, 2001
Investment Income Dividends		$ 4,104
Interest		16,707
Total income		20,811
Expenses
Management fee	$ 17,023
Transfer agent fees	12,950
Distribution fees	20,395
Accounting fees and expenses	36,837
Non-interested trustees' compensation	8
Custodian fees and expenses	5,711
Registration fees	83,581
Audit	22,791
Legal	1,200
Reports to shareholders	694
Miscellaneous	22
Total expenses before reductions	201,212
Expense reductions	(145,606)	55,606
Net investment income (loss)		(34,795)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,975)
Foreign currency transactions	396	(816,579)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(243,062)
Assets and liabilities in foreign currencies	(12)	(243,074)
Net gain (loss)		(1,059,653)
Net increase (decrease) in net assets resulting from operations		$ (1,094,448)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	December 27, 2000 (commencement of operations) to July 31, 2001
Operations Net investment income (loss)	$ (34,795)
Net realized gain (loss)	(816,579)
Change in net unrealized appreciation (depreciation)	(243,074)
Net increase (decrease) in net assets resulting from operations	(1,094,448)
Share transactions - net increase (decrease)	8,239,212
Redemption fees	5,521
Total increase (decrease) in net assets	7,150,285
Net Assets
Beginning of period	-
End of period	$ 7,150,285

Financial Highlights - Class A

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.61)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.40
Total Return B, C, D	(16.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 934
Ratio of expenses to average net assets before expense reductions	6.46% A, H
Ratio of expenses to average net assets after voluntary waivers	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.45% A, G
Ratio of net investment income (loss) to average net assets	(.74)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	(1.56)
Total from investment operations	(1.61)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.40
Total Return B, C, D	(16.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,131
Ratio of expenses to average net assets before expense reductions	6.66% A, H
Ratio of expenses to average net assets after voluntary waivers	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.70% A, G
Ratio of net investment income (loss) to average net assets	(.99)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Class B

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.64)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.37
Total Return B, C, D	(16.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,236
Ratio of expenses to average net assets before expense reductions	7.21% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.20% A, G
Ratio of net investment income (loss) to average net assets	(1.49)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.64)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.37
Total Return B, C, D	(16.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,566
Ratio of expenses to average net assets before expense reductions	7.09% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.20% A, G
Ratio of net investment income (loss) to average net assets	(1.49)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Institutional Class

Year ended July 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(1.56)
Total from investment operations	(1.59)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.42
Total Return B, C	(15.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 283
Ratio of expenses to average net assets before expense reductions	5.95% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25% A
Ratio of expenses to average net assets after all expense reductions	1.20% A, F
Ratio of net investment income (loss) to average net assets	(.49)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Developing Communications

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25% *
Class T	.50% **
Class B	1.00% ***
Class C	1.00% ***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 1,014	$ 250
Class T	4,415	467
Class B	8,376	6,504
Class C	6,590	5,224
	$ 20,395	$ 12,445

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Developing Communications

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 3,808	$ 2,068
Class T	8,008	2,620
Class B	1,258	1,258 *
Class C	453	453 *
	$ 13,527	$ 6,399

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,015	.50 *
Class T	3,922	.45 *
Class B	4,136	.49 *
Class C	2,488	.38 *
Institutional Class	389	.24 *
	$ 12,950

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 20,073
Class T	1.75%	43,172
Class B	2.25%	41,498
Class C	2.25%	31,834
Institutional Class	1.25%	7,527
		$ 144,104

Certain security trades were directed to brokers who paid $1,264 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $238.

Developing Communications

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	December 27, 2000 (commencement of operations) to July 31, 2001	December 27, 2000 (commencement of operations) to July 31, 2001

Class A Shares sold	117,996	$ 1,134,722
Shares redeemed	(6,918)	(52,114)
Net increase (decrease)	111,078	$ 1,082,608
Class T Shares sold	311,492	$ 3,017,250
Shares redeemed	(57,786)	(498,638)
Net increase (decrease)	253,706	$ 2,518,612
Class B Shares sold	285,790	$ 2,676,313
Shares redeemed	(18,661)	(155,990)
Net increase (decrease)	267,129	$ 2,520,323
Class C Shares sold	203,890	$ 1,925,025
Shares redeemed	(16,731)	(142,698)
Net increase (decrease)	187,159	$ 1,782,327
Institutional Class Shares sold	34,115	$ 338,272
Shares redeemed	(480)	(2,930)
Net increase (decrease)	33,635	$ 335,342

Developing Communications

Advisor Electronics Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Electronics - CL A	-3.80%
Fidelity Adv Electronics - CL A (incl. 5.75% sales charge)	-9.33%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class A on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have been $9,067 - a 9.33% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Electronics Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Electronics - CL T	-3.80%
Fidelity Adv Electronics - CL T (incl. 3.50% sales charge)	-7.17%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class T on December 27, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have been $9,283 - a 7.17% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Electronics Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Electronics - CL B	-4.00%
Fidelity Adv Electronics - CL B (incl. contingent deferred sales charge)	-8.80%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class B on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have been $9,120 - an 8.80% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Electronics Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Electronics - CL C	-4.10%
Fidelity Adv Electronics - CL C (incl. contingent deferred sales charge)	-5.06%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class C on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have been $9,494 - a 5.06% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Electronics Fund

Fund Talk: The Manager's Overview

-(Portfolio Manager photograph)

An interview with Ted Orenstein, Portfolio Manager of Fidelity Advisor Electronics Fund

Q. How did the fund perform, Ted?

A. Since its inception on December 27, 2000, through July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -3.80%, -3.80%, -4.00% and -4.10%, respectively. During the same period, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - declined 25.95%, while the Standard & Poor's 500 Index fell 8.21%.

A. Since its inception on December 27, 2000, through July 31, 2001, the fund's Institutional Class shares returned -3.60%. During the same period, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - declined 25.95%, while the Standard & Poor's 500 Index fell 8.21%.

Q. Why did the fund outperform its benchmarks?

A. The fund achieved this outperformance because I paid very close attention to valuation parameters. Many of the stocks the fund held were cyclical in nature and near the bottom of their business cycles on a historical basis. I purchased stocks when I could see that the decline of revenue growth along with other fundamentals had started to slow, which is a positive indicator since it meant that business was not deteriorating at the same level as it had been.

Q. What strategies did you employ in managing the fund?

A. In addition to looking for stocks with improving fundamentals and good valuations, I also looked at how companies performed in previous downturns to see where stocks had bottomed out, and adjusted that for the changes made to their operations. I then used all of this information in my investment decision-making process. I focused, and will continue to focus, on companies with leading-edge products that have the potential to gain market share when the economy and business cycle improve. In terms of industries, I focused on contract manufacturing and semiconductors. Contract manufacturing remained strong due to increased outsourcing as companies looked to off-load fixed investment costs, mainly goods, to EMS - electronic manufacturing services - companies that have facilities in low-cost countries. As a result, companies utilizing contract manufacturers got more efficient use of their balance sheet and freed up capital for other uses. In addition, semiconductor valuations were attractive and I was able to take advantage of some stabilization in technology spending as the market anticipated an upturn for PCs, software and games.

Annual Report

Q. Which stocks contributed to the fund's performance?

A. LAM Research was the top contributor as it hit very attractive valuation levels when the market perceived that the company's position was similar to prior cyclical downturns. KLA-Tencor, a leader in the wafer inspection segment, also added value as demand for its machines remained strong since customers must increasingly inspect wafers for flaws as design features become more complex. Flextronics, another contributor, had an aggressive strategy in obtaining new business wins, which paid off for the stock. The company also had a solid balance sheet with a low cost structure and has had success in the wireless market despite that industry's slowdown. Advanced Energy Industries, a leader in the components area, was a good small-cap opportunity that expanded its market share through recent acquisitions.

Q. Which stocks were detractors from performance?

A. In general, the slowdown in the economy had a negative effect on most of the stocks covered by the fund. Applied Micro Circuits, a communications company, suffered as a result of continued overbuilding of inventory and detracted from performance. Brocade Communications, a leader in the fiber channel switch market, detracted from performance as the data storage sector continued to be weak. ASML Holdings suffered along with the semiconductor industry during the downturn, but I held on to the stock because I continued to feel the company had the potential to increase market share in the most valuable part of the manufacturing process for semiconductors: printing patterns on wafers.

Q. What's your outlook?

A. I'm cautious. While I think the near-term outlook is difficult, I believe the long-term secular story is positive. It appears that we're getting some relief from the Federal Reserve Board, which should help the economy next year. Another positive note is that there have been many technology transitions during this down cycle, which could create a lot of product transitions and stronger growth in the next upturn. Also critical for growth to resume is the unwinding of inventory, which has already begun to happen and I expect will continue as time progresses.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2001, more than $37 million

Manager: Ted Orenstein, since inception; joined Fidelity in 1998

3

Electronics

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Flextronics International Ltd.	5.0
Intel Corp.	4.1
KLA-Tencor Corp.	4.0
ASML Holding NV (NY Shares)	3.0
Fairchild Semiconductor International, Inc. Class A	2.6
Teradyne, Inc.	2.5
Micron Technology, Inc.	2.0
Cisco Systems, Inc.	1.9
Brocade Communications System, Inc.	1.7
Applied Materials, Inc.	1.7
28.5
Top Industries as of July 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	55.1%
Electronic Equipment & Instruments	15.0%
Communications Equipment	6.6%
Software	6.1%
Computers & Peripherals	2.7%
All Others *	14.5%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Electronics Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 89.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 6.6%
Avocent Corp. (a)	2,000	$ 51,800
Brocade Communications System, Inc. (a)	19,800	651,618
Centillium Communications, Inc. (a)	4,290	63,492
CIENA Corp. (a)	4,500	149,130
Cisco Systems, Inc. (a)	36,700	705,374
McDATA Corp. Class A (a)	16	290
Motorola, Inc.	9,900	185,031
Nokia Corp. sponsored ADR	4,310	94,001
ONI Systems Corp. (a)	6,500	150,475
QUALCOMM, Inc. (a)	2,920	184,632
Scientific-Atlanta, Inc.	5,100	129,795
Sonus Networks, Inc. (a)	2,770	60,774
Stratos Lightwave, Inc. (a)	2,515	23,918
TOTAL COMMUNICATIONS EQUIPMENT		2,450,330
COMPUTERS & PERIPHERALS - 2.7%
Dell Computer Corp. (a)	16,250	437,613
EMC Corp. (a)	2,850	56,202
International Business Machines Corp.	200	21,042
Lexmark International, Inc. Class A (a)	2,730	124,816
NEC Corp. ADR	4,500	60,255
Read-Rite Corp. (a)	24,000	111,360
Sun Microsystems, Inc. (a)	11,330	184,566
TOTAL COMPUTERS & PERIPHERALS		995,854
ELECTRICAL EQUIPMENT - 1.6%
Advanced Energy Industries, Inc. (a)	710	23,253
Artesyn Technologies, Inc. (a)	700	7,427
Benchmark Electronics, Inc. (a)	1,980	44,213
Molex, Inc.	4,100	141,040
Molex, Inc. Class A (non-vtg.)	5,800	162,980
Power-One, Inc. (a)	850	13,175
Vishay Intertechnology, Inc. (a)	8,400	202,020
TOTAL ELECTRICAL EQUIPMENT		594,108
ELECTRONIC EQUIPMENT & INSTRUMENTS - 15.0%
Agilent Technologies, Inc. (a)	12,550	359,056
Amphenol Corp. Class A (a)	6,780	281,234
Arrow Electronics, Inc. (a)	6,900	184,575
Avnet, Inc.	9,361	223,634
AVX Corp.	6,400	140,800
Celestica, Inc. (sub. vtg.) (a)	5,570	268,561
Cognex Corp. (a)	8,500	261,460
Cohu, Inc.	5,200	98,332
Flextronics International Ltd. (a)	68,570	1,864,418
Jabil Circuit, Inc. (a)	5,280	171,600
KEMET Corp. (a)	5,700	110,352
Merix Corp. (a)	3,400	82,858
Methode Electronics, Inc. Class A	1,600	14,352
Plexus Corp. (a)	1,700	60,877

	Shares	Value (Note 1)
Sanmina Corp. (a)	19,120	$ 417,007
SCI Systems, Inc. (a)	13,100	382,520
Solectron Corp. (a)	15,880	277,582
Tektronix, Inc. (a)	6,600	149,754
Veeco Instruments, Inc. (a)	6,100	225,395
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		5,574,367
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Coherent, Inc. (a)	5,300	195,994
INTERNET SOFTWARE & SERVICES - 0.3%
Check Point Software Technologies Ltd. (a)	2,550	112,812
MEDIA - 0.4%
Gemstar-TV Guide International, Inc. (a)	4,100	166,419
OFFICE ELECTRONICS - 0.9%
Canon, Inc.	10,000	338,400
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 55.1%
Advanced Micro Devices, Inc. (a)	25,940	473,664
Advanced Power Technology, Inc.	800	10,680
Altera Corp. (a)	12,490	375,449
Amkor Technology, Inc. (a)	13,900	252,980
Analog Devices, Inc. (a)	8,850	407,100
Applied Materials, Inc. (a)	13,880	636,537
Applied Micro Circuits Corp. (a)	17,130	293,608
ASM International NV	16,800	380,520
ASML Holding NV (NY Shares)	54,000	1,105,380
Atmel Corp. (a)	32,800	328,328
ATMI, Inc. (a)	12,000	305,280
Axcelis Technologies, Inc.	28,890	409,371
Broadcom Corp. Class A (a)	5,370	234,293
C-MAC Industries, Inc. (a)	9,820	226,808
Chartered Semiconductor Manufacturing Ltd. ADR (a)	11,000	292,050
Credence Systems Corp. (a)	4,100	84,870
Cymer, Inc. (a)	2,350	66,905
Cypress Semiconductor Corp. (a)	11,000	300,080
DuPont Photomasks, Inc. (a)	7,700	296,989
Elantec Semiconductor, Inc. (a)	1,800	67,950
Fairchild Semiconductor International, Inc. Class A (a)	39,900	951,615
Helix Technology, Inc.	21,740	574,806
Infineon Technologies AG sponsored ADR	8,000	204,400
Integrated Circuit Systems, Inc. (a)	300	5,790
Integrated Device Technology, Inc. (a)	7,050	259,793
Integrated Silicon Solution (a)	700	9,450
Intel Corp.	50,990	1,520,012
International Rectifier Corp. (a)	800	29,872
Intersil Corp. Class A (a)	840	29,148
KLA-Tencor Corp. (a)	27,290	1,484,303
Kulicke & Soffa Industries, Inc. (a)	17,000	287,470
LAM Research Corp. (a)	18,230	510,258
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Lattice Semiconductor Corp. (a)	20,100	$ 486,420
Linear Technology Corp.	4,440	193,495
LSI Logic Corp. (a)	13,580	295,772
LTX Corp. (a)	11,230	232,573
Marvell Technology Group Ltd. (a)	9,800	300,762
Maxim Integrated Products, Inc. (a)	254	11,727
Microchip Technology, Inc. (a)	7,100	257,730
Micron Technology, Inc. (a)	17,560	737,520
MIPS Technologies, Inc. Class A (a)	1,140	16,541
MKS Instruments, Inc. (a)	7,600	194,484
National Semiconductor Corp. (a)	15,760	505,108
Novellus Systems, Inc. (a)	7,120	362,906
Photronics, Inc. (a)	1,800	37,620
PMC-Sierra, Inc. (a)	7,800	236,418
PRI Automation, Inc. (a)	5,570	87,171
QLogic Corp. (a)	5,800	222,778
RF Micro Devices, Inc. (a)	7,490	204,926
Rudolph Technologies, Inc. (a)	1,000	41,500
Samsung Electronics Co. Ltd.	540	78,837
Semtech Corp. (a)	5,300	196,365
Siliconix, Inc. (a)	1,700	47,974
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	16,100	262,430
Teradyne, Inc. (a)	27,030	918,479
Texas Instruments, Inc.	15,880	547,860
Therma-Wave, Inc. (a)	7,600	107,160
TTM Technologies, Inc.	22,000	208,780
United Microelectronics Corp. sponsored ADR	21,505	181,502
Varian Semiconductor Equipment Associates, Inc. (a)	5,600	196,896
Virage Logic Corp.	8,920	115,960
Vitesse Semiconductor Corp. (a)	12,900	255,291
Xilinx, Inc. (a)	13,920	556,800
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		20,515,544
SOFTWARE - 6.1%
BEA Systems, Inc. (a)	3,300	72,765
Cadence Design Systems, Inc. (a)	2,600	57,356
Computer Associates International, Inc.	7,840	270,323
Compuware Corp. (a)	2,600	35,620
Mentor Graphics Corp. (a)	2,750	51,288
Microsoft Corp. (a)	4,400	291,236
Networks Associates, Inc. (a)	3,800	63,992
Numerical Technologies, Inc. (a)	4,000	106,400
NVIDIA Corp. (a)	6,300	509,670
PeopleSoft, Inc. (a)	8,600	375,562

	Shares	Value (Note 1)
RadiSys Corp. (a)	10,600	$ 215,604
Vastera, Inc.	18,600	241,614
TOTAL SOFTWARE		2,291,430
TOTAL COMMON STOCKS (Cost $33,932,200)		33,235,258
Cash Equivalents - 10.7%

Fidelity Cash Central Fund, 3.98% (b) (Cost $3,974,924)	3,974,924	3,974,924
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $37,907,124)	37,210,182
NET OTHER ASSETS - 0.1%	27,583
NET ASSETS - 100%	$ 37,237,765
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $46,686,965 and $10,676,862, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $295 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.5%
Singapore	5.8
Netherlands	4.0
Canada	1.3
Taiwan	1.2
Japan	1.1
Others (individually less than 1%)	2.1
100.0%
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $38,654,215. Net unrealized depreciation aggregated $1,444,033, of which $2,388,381 related to appreciated investment securities and $3,832,414 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $1,287,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $37,907,124) - See accompanying schedule		$ 37,210,182
Receivable for investments sold		819,818
Receivable for fund shares sold		211,494
Dividends receivable		3,483
Interest receivable		13,435
Prepaid expenses		24,116
Receivable from investment adviser for expense reductions		25,498
Total assets		38,308,026
Liabilities
Payable for investments purchased	$ 970,150
Payable for fund shares redeemed	16,274
Accrued management fee	16,946
Distribution fees payable	22,394
Other payables and accrued expenses	44,497
Total liabilities		1,070,261
Net Assets		$ 37,237,765
Net Assets consist of:
Paid in capital		$ 40,013,307
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,077,903)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(697,639)
Net Assets		$ 37,237,765
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,400,432 ÷ 353,437 shares)		$9.62
Maximum offering price per share (100/94.25 of $9.62)		$10.21
Class T: Net Asset Value and redemption price per share ($11,492,906 ÷ 1,194,982 shares)		$9.62
Maximum offering price per share (100/96.50 of $9.62)		$9.97
Class B: Net Asset Value and offering price per share ($10,940,654 ÷ 1,139,368 shares) A		$9.60
Class C: Net Asset Value and offering price per share ($10,781,618 ÷ 1,124,706 shares) A		$9.59
Institutional Class: Net Asset Value, offering price and redemption price per share ($622,155 ÷ 64,551 shares)		$9.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	December 27, 2000 (commencement of operations) to July 31, 2001
Investment Income Dividends		$ 9,077
Interest		78,114
Total income		87,191
Expenses
Management fee	$ 70,250
Transfer agent fees	43,588
Distribution fees	90,452
Accounting fees and expenses	36,853
Non-interested trustees' compensation	32
Custodian fees and expenses	11,285
Registration fees	91,881
Audit	22,767
Legal	1,223
Reports to shareholders	2,144
Miscellaneous	43
Total expenses before reductions	370,518
Expense reductions	(128,995)	241,523
Net investment income (loss)		(154,332)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,077,903)
Foreign currency transactions	(42)	(2,077,945)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(696,942)
Assets and liabilities in foreign currencies	(697)	(697,639)
Net gain (loss)		(2,775,584)
Net increase (decrease) in net assets resulting from operations		$ (2,929,916)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	December 27, 2000 (commencement of operations) to July 31, 2001
Operations Net investment income (loss)	$ (154,332)
Net realized gain (loss)	(2,077,945)
Change in net unrealized appreciation (depreciation)	(697,639)
Net increase (decrease) in net assets resulting from operations	(2,929,916)
Share transactions - net increase (decrease)	40,154,133
Redemption fees	13,548
Total increase (decrease) in net assets	37,237,765
Net Assets
Beginning of period	-
End of period	$ 37,237,765

Financial Highlights - Class A

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(.35)
Total from investment operations	(.39)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.62
Total Return B, C, D	(3.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,400
Ratio of expenses to average net assets before expense reductions	2.57% A, H
Ratio of expenses to average net assets after voluntary waivers	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.49% A, G
Ratio of net investment income (loss) to average net assets	(.77)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	(.33)
Total from investment operations	(.39)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.62
Total Return B, C, D	(3.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,493
Ratio of expenses to average net assets before expense reductions	2.81% A, H
Ratio of expenses to average net assets after voluntary waivers	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.74% A, G
Ratio of net investment income (loss) to average net assets	(1.02)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Class B

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)
Net realized and unrealized gain (loss)	(.33)
Total from investment operations	(.41)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.60
Total Return B, C, D	(4.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,941
Ratio of expenses to average net assets before expense reductions	3.34% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, G
Ratio of net investment income (loss) to average net assets	(1.52)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	(.33)
Total from investment operations	(.42)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.59
Total Return B, C, D	(4.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,782
Ratio of expenses to average net assets before expense reductions	3.25% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, G
Ratio of net investment income (loss) to average net assets	(1.52)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Institutional Class

Year ended July 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(.34)
Total from investment operations	(.37)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.64
Total Return B, C	(3.60)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 622
Ratio of expenses to average net assets before expense reductions	2.16% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25% A
Ratio of expenses to average net assets after all expense reductions	1.24% A, F
Ratio of net investment income (loss) to average net assets	(.52)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 3,184	$ 235
Class T	18,774	178
Class B	33,376	25,135
Class C	35,118	24,799
	$ 90,452	$ 50,347

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on

Electronics

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load - continued

0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 25,710	$ 16,037
Class T	23,091	9,131
Class B	3,291	3,291*
Class C	2,171	2,171*
	$ 54,263	$ 30,630

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 4,806	.38*
Class T	13,702	.37*
Class B	13,454	.40*
Class C	11,010	.31*
Institutional Class	616	.22*
	$ 43,588
* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser

Class A	1.50%	$ 13,642
Class T	1.75%	39,723
Class B	2.25%	36,585
Class C	2.25%	35,335
Institutional Class	1.25%	2,557
		$ 127,842

Certain security trades were directed to brokers who paid $1,006 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $147.

Electronics

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	December 27, 2000 (commencement of operations) to July 31, 2001	December 27, 2000 (commencement of operations) to July 31, 2001

Class A Shares sold	491,279	$ 4,969,285
Shares redeemed	(137,842)	(1,328,484)
Net increase (decrease)	353,437	$ 3,640,801
Class T Shares sold	1,305,484	$ 13,533,627
Shares redeemed	(110,502)	(1,015,624)
Net increase (decrease)	1,194,982	$ 12,518,003
Class B Shares sold	1,196,956	$ 12,121,127
Shares redeemed	(57,588)	(558,588)
Net increase (decrease)	1,139,368	$ 11,562,539
Class C Shares sold	1,205,953	$ 12,522,350
Shares redeemed	(81,247)	(782,650)
Net increase (decrease)	1,124,706	$ 11,739,700
Institutional Class Shares sold	72,232	$ 770,077
Shares redeemed	(7,681)	(76,987)
Net increase (decrease)	64,551	$ 693,090

Electronics

Advisor Financial Services Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL A	12.86%	128.40%
Fidelity Adv Financial Services - CL A (incl. 5.75% sales charge)	6.37%	115.27%
S&P 500	-14.33%	98.58%
GS Financial Services	15.71%	142.70%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL A	12.86%	18.32%
Fidelity Adv Financial Services - CL A (incl. 5.75% sales charge)	6.37%	16.90%
S&P 500	-14.33%	15.00%
GS Financial Services	15.71%	19.79%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $21,527 - a 115.27% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $24,270 - a 142.70% increase.

Annual Report

Advisor Financial Services Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL T	12.64%	125.71%
Fidelity Adv Financial Services - CL T (incl. 3.50% sales charge)	8.69%	117.81%
S&P 500	-14.33%	98.58%
GS Financial Services	15.71%	142.70%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL T	12.64%	18.03%
Fidelity Adv Financial Services - CL T (incl. 3.50% sales charge)	8.69%	17.18%
S&P 500	-14.33%	15.00%
GS Financial Services	15.71%	19.79%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $21,781 - a 117.81% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $24,270 - a 142.70% increase.

Annual Report

Advisor Financial Services Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL B	12.03%	120.67%
Fidelity Adv Financial Services - CL B (incl. contingent deferred sales charge)	7.03%	118.67%
S&P 500	-14.33%	98.58%
GS Financial Services	15.71%	142.70%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL B	12.03%	17.49%
Fidelity Adv Financial Services - CL B (incl. contingent deferred sales charge)	7.03%	17.27%
S&P 500	-14.33%	15.00%
GS Financial Services	15.71%	19.79%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $21,867 - a 118.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $24,270 - a 142.70% increase.

Annual Report

Advisor Financial Services Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL C	12.03%	120.43%
Fidelity Adv Financial Services - CL C (incl. contingent deferred sales charge)	11.03%	120.43%
S&P 500	-14.33%	98.58%
GS Financial Services	15.71%	142.70%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial Services - CL C	12.03%	17.47%
Fidelity Adv Financial Services - CL C (incl. contingent deferred sales charge)	11.03%	17.47%
S&P 500	-14.33%	15.00%
GS Financial Services	15.71%	19.79%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $22,043 - a 120.43% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Financial Services Index, it would have grown to $24,270 - a 142.70% increase.

Annual Report

Advisor Financial Services Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
James Catudal, Portfolio Manager of Fidelity Advisor Financial Services Fund

Q. How did the fund perform, Jim?

A. For the 12 months that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares had total returns of 12.86%, 12.64%, 12.03% and 12.03%, respectively. During the same period, the Goldman Sachs Financial Services Index, an index of 227 stocks designed to measure the performance of companies in the financial services sector, had a return of 15.71%, while the Standard & Poor's 500 Index returned -14.33%.

A. For the 12 months that ended July 31, 2001, the fund's Institutional Class shares had a total return of 13.29%. During the same period, the Goldman Sachs Financial Services Index, an index of 227 stocks designed to measure the performance of companies in the financial services sector, had a return of 15.71%, while the Standard & Poor's 500 Index returned -14.33%.

Q. What factors influenced the performance of the fund during the 12-month period?

A. During the first half of the period, financial services stocks performed very well as investors anticipated that the Federal Reserve Board soon would begin to lower short-term interest rates, which typically benefits financial companies. In addition, investors were attracted to the relatively low valuations of financials compared to other sectors, most notably technology. Early in 2001, the Federal Reserve Board moved aggressively to ease rates to stimulate the slowing economy. However, most financial stocks did not continue to rally on the news of the Fed's actions. Some financial companies - particularly brokerages, asset managers and others directly involved in the capital markets - performed poorly as the result of the slowdown in economic growth and the slump in the stock market. The exceptions to this general trend occurred among interest-rate sensitive small- and mid-cap companies, such as banks, savings and loans, and mortgage insurers. Investors continued to be attracted to the growing earnings of these industries resulting from declining interest rates. Unfortunately, I thought their rally would end earlier, and I lowered the fund's emphasis on these stocks too soon. This was a major factor in the fund's underperformance relative to the Goldman Sachs Financial Services Index.

Q. What were your principal strategies?

A. Throughout the 12 months, I overweighted government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, which had favorable earnings outlooks and stood to benefit from lower interest rates. Moreover, their stocks were selling at attractive valuations. I also overweighted savings and loans because they typically benefit from lower interest rates. I emphasized property and casualty insurers during the first half of the year. Their earnings rose as they gained greater control over the premiums they charged to customers. However, I reduced my position in these insurers early in the second half of the period because I was concerned about their high stock valuations. I also de-emphasized banks because I was concerned about their slow revenue growth and credit exposure in a slowing economy. I emphasized consumer finance companies early in the period, but I reduced the fund's holdings in most consumer-related businesses to protect against the effects of potential increases in consumer credit losses and personal bankruptcy filings.

Q. What were some of the investments that either helped performance or detracted from returns?

A. The GSEs were major contributors to performance. Additionally, I had a large position in Bank of America. It had an attractive stock price and proved to be a sound performer as it benefited from lower interest rates that expanded its profit margins. Household International also was a strong contributor. Although I had cut my exposure to most consumer companies, I maintained a healthy investment in Household because of its emphasis on secured loans, such as in real estate, rather than on unsecured credit cards. In general, brokerages such as Charles Schwab, Morgan Stanley and Merrill Lynch detracted from returns due to lower trading volumes, a slowing in the initial public offering market and declines in the value of assets under management stemming from the stock market slump.

Q. What's your outlook for financial services stocks?

A. In the near term, the critical factor will be the extent of the economic slump and whether or not bad debt problems increase substantially. Up until now, loan quality has remained relatively stable, despite slowing economic growth. However, if the economy continues to slow, credit quality could deteriorate, hurting banks and other lenders. I believe the Fed's actions should lead to an economic recovery, which would increase capital markets activity and help those companies that historically have benefited from lower rates, including brokerages and asset managers. I intend to look for opportunities in those areas that have not yet shown the positive effects of lower interest rates. When the economy strengthens, their earnings should improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than
$749 million

Manager: James Catudal, since 2000; joined Fidelity in 1997

3

Financial Services

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Bank of America Corp.	5.6
Citigroup, Inc.	5.0
Wells Fargo & Co.	4.6
Fannie Mae	4.1
Morgan Stanley Dean Witter & Co.	4.1
J.P. Morgan Chase & Co.	4.0
American Express Co.	3.5
Merrill Lynch & Co., Inc.	3.3
American International Group, Inc.	3.3
Freddie Mac	2.9
40.4
Top Industries as of July 31, 2001
% of fund's net assets
Diversified Financials	39.3%
Banks	30.8%
Insurance	19.8%
Real Estate	2.1%
Aerospace & Defense	0.6%
All Others *	7.4%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Honeywell International, Inc.	120,000	$ 4,424,400
BANKS - 30.8%
Asahi Bank Ltd.	249,000	414,170
Astoria Financial Corp.	40,000	2,399,600
Bank of America Corp.	655,204	41,684,074
Bank of Montreal	55,000	1,465,877
Bank of New York Co., Inc.	377,760	16,946,314
Bank of Nova Scotia	25,000	739,708
Bank One Corp.	170,782	6,610,971
Banknorth Group, Inc.	60,000	1,377,600
Canadian Imperial Bank of Commerce	83,000	2,759,085
Charter One Financial, Inc.	6,975	223,967
Comerica, Inc.	80,850	4,979,552
Commerce Bancorp, Inc.	32,051	2,442,286
Commercial Federal Corp.	20,000	498,000
Compass Bancshares, Inc.	5,300	144,425
Dime Bancorp, Inc.	25,000	1,018,750
Fifth Third Bancorp	123,300	7,770,366
First Union Corp.	26,255	929,427
FleetBoston Financial Corp.	117,576	4,411,452
Golden State Bancorp, Inc.	65,000	2,159,950
Golden West Financial Corp.	18,200	1,176,630
Greenpoint Financial Corp.	40,000	1,650,400
Hibernia Corp. Class A	75,415	1,411,015
M&T Bank Corp.	7,000	563,500
Mellon Financial Corp.	55,000	2,091,100
Mizuho Holdings, Inc.	140	537,385
National Bank of Canada	100,000	1,955,373
Pacific Century Financial Corp.	57,100	1,513,150
PNC Financial Services Group, Inc.	298,600	19,812,110
Royal Bank of Canada	25,000	831,213
Silicon Valley Bancshares (a)	15,000	302,400
SouthTrust Corp.	92,400	2,371,908
Sumitomo Mitsui Banking Corp.	74,000	529,036
SunTrust Banks, Inc.	165,400	11,453,950
Synovus Financial Corp.	55,000	1,878,250
TCF Financial Corp.	81,200	3,962,560
Toronto-Dominion Bank	29,000	744,347
Trustmark Corp.	2,550	61,583
U.S. Bancorp	877,745	20,837,666
Union Planters Corp.	35,000	1,564,150
UnionBanCal Corp.	7,031	260,077
Wachovia Corp.	40,605	2,887,016
Washington Federal, Inc.	10,700	284,727
Washington Mutual, Inc.	456,780	18,508,726
Wells Fargo & Co.	749,900	34,540,394
TOTAL BANKS		230,704,240
COMMERCIAL SERVICES & SUPPLIES - 0.2%
H&R Block, Inc.	18,000	1,284,660

	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 39.3%
A.G. Edwards, Inc.	25,000	$ 1,093,750
Affiliated Managers Group, Inc. (a)	25,000	1,693,500
AMBAC Financial Group, Inc.	67,650	3,892,581
American Express Co.	649,200	26,182,236
AmeriCredit Corp. (a)	30,000	1,844,700
Ameritrade Holding Corp. Class A (a)	170,300	1,096,732
Capital One Financial Corp.	10,000	642,700
Charles Schwab Corp.	751,326	11,262,377
Citigroup, Inc.	747,769	37,545,481
CompuCredit Corp. (a)	50,000	557,500
Countrywide Credit Industries, Inc.	10,299	446,050
Daiwa Securities Group, Inc.	59,000	511,915
Fannie Mae	369,935	30,797,089
Federated Investors, Inc. Class B (non-vtg.)	55,000	1,662,650
Franklin Resources, Inc.	32,000	1,380,480
Freddie Mac	317,220	21,710,537
Goldman Sachs Group, Inc.	101,800	8,465,688
Household International, Inc.	265,057	17,570,629
Instinet Group, Inc.	144,000	2,001,600
J.P. Morgan Chase & Co.	693,790	30,041,107
Knight Trading Group, Inc. (a)	80,000	870,400
Legg Mason, Inc.	35,000	1,684,900
Lehman Brothers Holdings, Inc.	213,600	15,379,200
MBNA Corp.	59,250	2,097,450
Merrill Lynch & Co., Inc.	462,200	25,069,728
Morgan Stanley Dean Witter & Co.	508,100	30,394,542
Neuberger Berman, Inc.	25,000	1,718,500
Nikko Securities Co. Ltd.	77,000	482,751
Nomura Securities Co. Ltd.	31,000	505,718
Phoenix Companies, Inc.	133,000	2,268,980
Providian Financial Corp.	214	10,565
SEI Investments Co.	40,000	1,916,800
State Street Corp.	2,000	107,540
Stilwell Financial, Inc.	63,200	1,874,512
USA Education, Inc.	92,000	7,370,120
Waddell & Reed Financial, Inc. Class A	79,767	2,456,824
TOTAL DIVERSIFIED FINANCIALS		294,607,832
INSURANCE - 19.8%
ACE Ltd.	71,300	2,489,083
AFLAC, Inc.	109,900	3,250,842
Alleghany Corp.	4,080	880,872
Allmerica Financial Corp.	59,400	3,186,810
Allstate Corp.	260,000	9,089,600
American General Corp.	435,000	20,118,750
American International Group, Inc.	297,725	24,785,606
Berkshire Hathaway, Inc.:
Class A (a)	111	7,681,200
Class B (a)	2,424	5,565,504
Cincinnati Financial Corp.	50,000	1,970,000
Conseco, Inc.	173,300	2,530,180
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
Fidelity National Financial, Inc.	5,900	$ 151,276
Hartford Financial Services Group, Inc.	72,700	4,813,467
HCC Insurance Holdings, Inc.	63,400	1,455,030
Jefferson-Pilot Corp.	20,000	950,200
John Hancock Financial Services, Inc.	2,100	84,042
Leucadia National Corp.	40,000	1,306,400
Lincoln National Corp.	10,000	510,300
Loews Corp.	70,000	3,973,200
Marsh & McLennan Companies, Inc.	39,950	4,010,980
MetLife, Inc.	150,000	4,447,500
Nationwide Financial Services, Inc. Class A	5,000	219,950
Old Republic International Corp.	55,000	1,457,500
PartnerRe Ltd.	26,600	1,323,350
Progressive Corp.	43,000	5,796,830
Protective Life Corp.	49,000	1,626,800
Radian Group, Inc.	160,000	6,403,200
Reinsurance Group of America, Inc.	79,600	3,110,768
RenaissanceRe Holdings Ltd.	49,500	3,583,800
Sun Life Financial Services of Canada, Inc.	220,000	5,526,196
The Chubb Corp.	89,500	6,280,215
The St. Paul Companies, Inc.	30,000	1,315,500
Transatlantic Holdings, Inc.	12,750	986,213
UnumProvident Corp.	100,000	2,853,000
XL Capital Ltd. Class A	57,900	4,443,825
TOTAL INSURANCE		148,177,989
REAL ESTATE - 2.1%
Apartment Investment & Management Co. Class A	37,400	1,728,628
CenterPoint Properties Trust	15,000	708,750
Crescent Real Estate Equities Co.	81,100	1,956,943
Duke Realty Corp.	68,500	1,670,715
Equity Office Properties Trust	98,900	2,968,978
Equity Residential Properties Trust (SBI)	78,000	4,422,600
Vornado Realty Trust	60,000	2,318,400
TOTAL REAL ESTATE		15,775,014
TOTAL COMMON STOCKS (Cost $580,330,149)		694,974,135
Cash Equivalents - 7.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b)	55,170,863	$ 55,170,863
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	1,759,046	1,759,046
TOTAL CASH EQUIVALENTS (Cost $56,929,909)		56,929,909
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $637,260,058)		751,904,044
NET OTHER ASSETS - (0.4)%		(2,782,829)
NET ASSETS - 100%		$ 749,121,215
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $899,265,511 and $690,057,861, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $93,357 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $648,687,114. Net unrealized appreciation aggregated $103,216,930, of which $128,632,533 related to appreciated investment securities and $25,415,603 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $4,421,000 of which $1,157,000 and $3,264,000 will expire on July 31, 2007 and 2008, respectively.

Class A designates 85% and 100%; Class T designates 100% and 100%; Class B designates 100% and 100%; Class C designates 100% and 100%; and Institutional Class designates 63% and 96% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund
Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,624,313) (cost $637,260,058) - See accompanying schedule		$ 751,904,044
Receivable for investments sold		21,497,189
Receivable for fund shares sold		1,123,256
Dividends receivable		538,065
Interest receivable		177,723
Redemption fees receivable		427
Other receivables		908
Total assets		775,241,612
Liabilities
Payable for investments purchased	$ 22,199,247
Payable for fund shares redeemed	1,151,192
Accrued management fee	360,764
Distribution fees payable	462,449
Other payables and accrued expenses	187,699
Collateral on securities loaned, at value	1,759,046
Total liabilities		26,120,397
Net Assets		$ 749,121,215
Net Assets consist of:
Paid in capital		$ 651,463,656
Undistributed net investment income		921,678
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,907,776)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,643,657
Net Assets		$ 749,121,215
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($78,115,155 ÷ 3,819,993 shares)		$20.45
Maximum offering price per share (100/94.25 of $20.45)		$21.70
Class T: Net Asset Value and redemption price per share ($234,268,462 ÷ 11,495,054 shares)		$20.38
Maximum offering price per share (100/96.50 of $20.38)		$21.12
Class B: Net Asset Value and offering price per share ($269,611,711 ÷ 13,429,632 shares) A		$20.08
Class C: Net Asset Value and offering price per share ($149,160,094 ÷ 7,437,557 shares) A		$20.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($17,965,793 ÷ 872,542 shares)		$20.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 10,256,043
Interest		2,772,696
Security lending		34,002
Total income		13,062,741
Expenses
Management fee	$ 3,882,534
Transfer agent fees	1,920,557
Distribution fees	4,907,523
Accounting and security lending fees	212,935
Non-interested trustees' compensation	2,284
Custodian fees and expenses	19,958
Registration fees	165,081
Audit	33,200
Legal	3,112
Reports to shareholders	66,048
Miscellaneous	1,842
Total expenses before reductions	11,215,074
Expense reductions	(169,616)	11,045,458
Net investment income		2,017,283
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,551,570
Foreign currency transactions	12,561	8,564,131
Change in net unrealized appreciation (depreciation) on:
Investment securities	44,410,401
Assets and liabilities in foreign currencies	5	44,410,406
Net gain (loss)		52,974,537
Net increase (decrease) in net assets resulting from operations		$ 54,991,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income	$ 2,017,283	$ 1,683,455
Net realized gain (loss)	8,564,131	(21,291,886)
Change in net unrealized appreciation (depreciation)	44,410,406	41,704,387
Net increase (decrease) in net assets resulting from operations	54,991,820	22,095,956
Distributions to shareholders from net investment income	(2,813,489)	(642,372)
Share transactions - net increase (decrease)	225,165,258	156,543,872
Redemption fees	121,493	278,776
Total increase (decrease) in net assets	277,465,082	178,276,232
Net Assets
Beginning of period	471,656,133	293,379,901
End of period (including undistributed net investment income of $921,678 and $1,705,322, respectively)	$ 749,121,215	$ 471,656,133

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.29	$ 17.49	$ 18.74	$ 15.11	$ 10.00
Income from Investment Operations
Net investment income E	.15	.15	.12	.11	.06
Net realized and unrealized gain (loss)	2.20	.73	(.31)	3.80	5.06
Total from investment operations	2.35	.88	(.19)	3.91	5.12
Less Distributions
From net investment income	(.19)	(.09)	(.06)	(.06)	(.01)
From net realized gain	-	-	(1.01)	(.23)	(.01)
Total distributions	(.19)	(.09)	(1.07)	(.29)	(.02)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11
Total Return B, C, D	12.86%	5.12%	0.69%	26.32%	51.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 78,115	$ 48,088	$ 27,440	$ 21,907	$ 6,275
Ratio of expenses to average net assets before expense reductions	1.20%	1.25%	1.24%	1.32%	2.74% A, H
Ratio of expenses to average net assets after voluntary waivers	1.20%	1.25%	1.24%	1.32%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.18% G	1.22% G	1.23% G	1.30% G	1.73% A, G
Ratio of net investment income to average net assets	.77%	.92%	.73%	.63%	.55% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to July 31,1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.21	$ 17.42	$ 18.66	$ 15.07	$ 10.00
Income from Investment Operations
Net investment income E	.11	.12	.09	.07	.04
Net realized and unrealized gain (loss)	2.19	.71	(.30)	3.78	5.04
Total from investment operations	2.30	.83	(.21)	3.85	5.08
Less Distributions
From net investment income	(.13)	(.05)	(.03)	(.04)	(.01)
From net realized gain	-	-	(1.01)	(.23)	(.01)
Total distributions	(.13)	(.05)	(1.04)	(.27)	(.02)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07
Total Return B, C, D	12.64%	4.84%	0.53%	25.96%	50.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 234,268	$ 179,862	$ 123,361	$ 118,608	$ 52,003
Ratio of expenses to average net assets	1.43%	1.47%	1.47%	1.52%	1.94% A
Ratio of expenses to average net assets after all expense reductions	1.41% G	1.44% G	1.46% G	1.50% G	1.91% A, G
Ratio of net investment income to average net assets	.54%	.70%	.50%	.44%	.37% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class T shares) to July 31,1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 17.21	$ 18.52	$ 15.04	$ 12.56
Income from Investment Operations
Net investment income (loss) E	.00	.03	-	(.02)	(.02)
Net realized and unrealized gain (loss)	2.16	.70	(.29)	3.76	2.50
Total from investment operations	2.16	.73	(.29)	3.74	2.48
Less Distributions
From net investment income	(.03)	-	(.02)	(.04)	-
From net realized gain	-	-	(1.01)	(.23)	-
Total distributions	(.03)	-	(1.03)	(.27)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04
Total Return B, C, D	12.03%	4.30%	0.05%	25.29%	19.75%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 269,612	$ 150,880	$ 94,072	$ 65,926	$ 7,737
Ratio of expenses to average net assets before expense reductions	1.96%	2.01%	1.99%	2.06%	3.19% A, H
Ratio of expenses to average net assets after voluntary waivers	1.96%	2.01%	1.99%	2.06%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.94% G	1.98% G	1.98% G	2.04% G	2.49% A, G
Ratio of net investment income (loss) to average net assets	.01%	.16%	(.02)%	(.14)%	(.37)% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of Class B shares) to July 31,1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.96	$ 17.24	$ 18.56	$ 15.24
Income from Investment Operations
Net investment income (loss) E	.01	.03	-	(.03)
Net realized and unrealized gain (loss)	2.15	.70	(.29)	3.57
Total from investment operations	2.16	.73	(.29)	3.54
Less Distributions
From net investment income	(.07)	(.02)	(.03)	(.02)
From net realized gain	-	-	(1.01)	(.21)
Total distributions	(.07)	(.02)	(1.04)	(.23)
Redemption fees added to paid in capital	.00	.01	.01	.01
Net asset value, end of period	$ 20.05	$ 17.96	$ 17.24	$ 18.56
Total Return B, C, D	12.03%	4.30%	0.07%	23.56%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,160	$ 83,078	$ 36,552	$ 19,983
Ratio of expenses to average net assets	1.92%	1.96%	1.95%	2.09% A
Ratio of expenses to average net assets after all expense reductions	1.90% G	1.93% G	1.94% G	2.07% A, G
Ratio of net investment income (loss) to average net assets	.05%	.21%	.02%	(.22)% A
Portfolio turnover rate	110%	73%	38%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of Class C shares) to July 31,1998.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.39	$ 17.60	$ 18.80	$ 15.14	$ 10.00
Income from Investment Operations
Net investment income D	.22	.21	.18	.14	.10
Net realized and unrealized gain (loss)	2.22	.72	(.30)	3.79	5.06
Total from investment operations	2.44	.93	(.12)	3.93	5.16
Less Distributions
From net investment income	(.24)	(.15)	(.08)	(.05)	(.02)
From net realized gain	-	-	(1.01)	(.23)	(.01)
Total distributions	(.24)	(.15)	(1.09)	(.28)	(.03)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14
Total Return B, C	13.29%	5.40%	1.12%	26.39%	51.78%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,966	$ 9,749	$ 11,956	$ 5,270	$ 3,758
Ratio of expenses to average net assets before expense reductions	.87%	.90%	.93%	1.14%	2.63% A, G
Ratio of expenses to average net assets after voluntary waivers	.87%	.90%	.93%	1.14%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.84% F	.87% F	.92% F	1.13% F	1.47% A, F
Ratio of net investment income to average net assets	1.10%	1.27%	1.04%	.81%	.85% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31,1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25% *
Class T	.50% **
Class B	1.00% ***
Class C	1.00% ***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 174,501	$ 551
Class T	1,138,955	5,366
Class B	2,301,100	1,725,977
Class C	1,292,967	750,008
	$ 4,907,523	$ 2,481,902

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset

Financial Services

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 309,472	$ 197,650
Class T	302,064	150,070
Class B	666,094	666,094 *
Class C	67,623	67,623 *
	$ 1,345,253	$ 1,081,437

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 208,991.30
Class T	629,163.28
Class B	704,671.31
Class C	343,066.27
Institutional Class	34,666.22
	$ 1,920,557

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $169,070 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's custody expenses by $546.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 10% of the total outstanding shares of the fund.

Financial Services

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 575,989	$ 141,474
Class T	1,395,636	357,303
Class B	290,651	-
Class C	384,886	41,770
Institutional Class	166,327	101,825
Total	$ 2,813,489	$ 642,372

10. Share Transactions.

Share transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	2,229,649	1,983,482	$ 45,208,146	$ 33,127,709
Reinvestment of distributions	25,922	7,540	525,585	129,104
Shares redeemed	(1,065,178)	(929,902)	(21,516,449)	(15,304,883)
Net increase (decrease)	1,190,393	1,061,120	$ 24,217,282	$ 17,951,930
Class T Shares sold	6,355,261	7,477,175	$ 129,152,149	$ 126,038,053
Reinvestment of distributions	63,277	19,181	1,280,041	327,797
Shares redeemed	(4,799,502)	(4,700,362)	(94,002,311)	(76,396,220)
Net increase (decrease)	1,619,036	2,795,994	$ 36,429,879	$ 49,969,630
Class B Shares sold	6,989,430	5,123,537	$ 139,848,398	$ 84,322,371
Reinvestment of distributions	11,845	-	236,725	-
Shares redeemed	(1,978,622)	(2,182,214)	(39,095,522)	(34,908,649)
Net increase (decrease)	5,022,653	2,941,323	$ 100,989,601	$ 49,413,722
Class C Shares sold	4,101,875	3,944,800	$ 81,876,910	$ 64,658,535
Reinvestment of distributions	15,218	1,942	303,741	32,872
Shares redeemed	(1,306,184)	(1,440,653)	(25,740,056)	(23,274,029)
Net increase (decrease)	2,810,909	2,506,089	$ 56,440,595	$ 41,417,378
Institutional Class Shares sold	596,552	523,400	$ 12,221,211	$ 8,779,263
Reinvestment of distributions	4,018	2,415	81,850	41,473
Shares redeemed	(258,115)	(675,136)	(5,215,160)	(11,029,524)
Net increase (decrease)	342,455	(149,321)	$ 7,087,901	$ (2,208,788)

Financial Services

Advisor Health Care Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL A	-2.50%	140.27%
Fidelity Adv Health Care - CL A (incl. 5.75% sales charge)	-8.11%	126.46%
S&P 500	-14.33%	98.58%
GS Health Care	2.34%	158.77%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL A	-2.50%	19.55%
Fidelity Adv Health Care - CL A (incl. 5.75% sales charge)	-8.11%	18.11%
S&P 500	-14.33%	15.00%
GS Health Care	2.34%	21.37%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $22,646 - a 126.46% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,877 - a 158.77% increase.

Annual Report

Advisor Health Care Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL T	-2.71%	137.24%
Fidelity Adv Health Care - CL T (incl. 3.50% sales charge)	-6.12%	128.94%
S&P 500	-14.33%	98.58%
GS Health Care	2.34%	158.77%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL T	-2.71%	19.24%
Fidelity Adv Health Care - CL T (incl. 3.50% sales charge)	-6.12%	18.38%
S&P 500	-14.33%	15.00%
GS Health Care	2.34%	21.37%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $22,894 - a 128.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,877 - a 158.77% increase.

Annual Report

Advisor Health Care Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL B	-3.20%	131.55%
Fidelity Adv Health Care - CL B (incl. contingent deferred sales charge)	-7.80%	129.55%
S&P 500	-14.33%	98.58%
GS Health Care	2.34%	158.77%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL B	-3.20%	18.65%
Fidelity Adv Health Care - CL B (incl. contingent deferred sales charge)	-7.80%	18.44%
S&P 500	-14.33%	15.00%
GS Health Care	2.34%	21.37%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $22,955 - a 129.55% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,877 - a 158.77% increase.

Annual Report

Advisor Health Care Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in the value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL C	-3.20%	131.40%
Fidelity Adv Health Care - CL C (incl. contingent deferred sales charge)	-4.12%	131.40%
S&P 500	-14.33%	98.58%
GS Health Care	2.34%	158.77%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - CL C	-3.20%	18.63%
Fidelity Adv Health Care - CL C (incl. contingent deferred sales charge)	-4.12%	18.63%
S&P 500	-14.33%	15.00%
GS Health Care	2.34%	21.37%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $23,140 - a 131.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,877 - a 158.77% increase.

Annual Report

Advisor Health Care Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yolanda Strock, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. How did the fund perform, Yolanda?

A. For the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -2.50%, -2.71%, -3.20% and -3.20%, respectively. These returns underperformed the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - which returned 2.34%. However, the fund outpaced the Standard & Poor's 500 Index, which fell 14.33%.

A. For the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned -2.21%. This return underperformed the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - which returned 2.34%. However, the fund outperformed the broader market, as represented by the Standard & Poor's 500 Index, which fell 14.33%.

Q. What caused the fund to outperform the S&P 500 index, but underperform the Goldman Sachs index during the past year?

A. The bulk of the health care sector's strong performance relative to the broader market came during the second half of 2000, as nervous investors rushed out of high-growth stocks and into health care stocks. This positive trend reversed itself in the first half of 2001, however. Richly valued stock prices, concerns about patent expirations and political reforms weighed heavily on the large-cap drug stocks I emphasized in the fund. Still, the weakness in drug stocks, as well as biotechnology stocks this year, eroded only a portion of the fund's significant gain achieved in 2000 relative to the S&P 500. Compared to the Goldman Sachs index, stock selection in biotechnology, generic drug and pharmaceutical stocks detracted the most from relative performance.

Q. Can you elaborate on the factors that hurt pharmaceutical stocks in 2001?

A. Coming into 2001, the valuations of drug stocks were high relative to the other areas of the market, and part of their poor stock performance during the past seven months was the result of investors taking profits. Additionally, the Food and Drug Administration (FDA) handed down some decisions that hurt several companies. For example, shares of Schering-Plough tumbled after the regulatory agency determined that the company's production facilities didn't meet certain cleanliness standards. What's more, investors grew nervous about the increasing length of time it takes to get new products approved by the FDA. A longer approval process delayed the launch of new drugs that could have hit the market and offset several high-profile patent expirations.

Q. What key strategies did you implement?

A. I kept the fund overweighted in drug stocks because they are viewed as defensive in nature and typically outperform during periods of slowing economic growth and easing monetary policy. While this strategy hasn't worked out as expected so far in 2001, I continued to emphasize my favorite names - such as Pfizer and Bristol-Myers Squibb - for their strong product pipelines and the industry's favorable demographic trends. I also continued to overweight drug distributors such as Cardinal Health, which benefited the fund. Elsewhere, the Bush Administration threw its support behind new legislation to protect Americans in health maintenance organizations (HMOs). These stocks have run up during the past year, and the risks associated with the passage of this legislation, coupled with the rising cost trends for HMOs, led me to sell off all the fund's HMO holdings. Turning to biotechnology stocks, I pared back the fund's relative weighting given the market's current favoritism toward more mature companies with consistent earnings growth.

Q. What stocks stood out as top performers? Which disappointed?

A. Speculation about a pending approval date for its hypertension drug, Vanlev, helped make Bristol-Myers Squibb the fund's top performer. Medical device and drug company Abbott Laboratories also performed well as a result of both a deal to acquire drug firm Knoll and excitement about a rheumatoid arthritis drug in its product pipeline. In terms of disappointments, Eli Lilly underperformed after a three-month delay was announced for clinical approval of its sepsis drug, Xigris (formerly Zovant). Guidant suffered after it failed to receive a recommendation from an FDA advisory panel on its congestive heart failure device, Contak.

Q. What's your outlook for the health care sector, Yolanda?

A. I think pharmaceutical stocks are poised for a strong second half of 2001. Excluding 1993, there's only been one occasion during the past 10 years - March of 2000 - when the valuations of drug stocks were reduced to the same price-to-earnings multiple as the S&P 500. During the six months following that occasion, drug stocks went on to outperform the index by roughly 50%. A valuation decline occurred again during the period. Additionally, only once in the last 38 quarters have health care stocks not outperformed the broader market when they've been below relative historical valuations and had better relative earnings growth. I also will be paying close attention to biotechnology stocks, given the potential amount of news flow generated from a busy scientific conference schedule later this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $1.2 billion

Manager: Yolanda Strock, since 2000; joined Fidelity in 1997

3

Annual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Pfizer, Inc.	9.0
Bristol-Myers Squibb Co.	8.6
American Home Products Corp.	7.5
Merck & Co., Inc.	6.4
Amgen, Inc.	6.3
Abbott Laboratories	4.9
Johnson & Johnson	4.7
Medtronic, Inc.	4.6
Eli Lilly & Co.	4.3
Cardinal Health, Inc.	3.3
59.6
Top Industries as of July 31, 2001
% of fund's net assets
Pharmaceuticals	57.4%
Health Care Equipment & Supplies	14.4%
Health Care Providers & Services	11.9%
Biotechnology	10.5%
Commercial Services & Supplies	0.4%
All Others*	5.4%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Health Care Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 10.5%
Alkermes, Inc. (a)	128,600	$ 3,665,100
Amgen, Inc. (a)	1,263,100	79,209,001
Cephalon, Inc. (a)	37,119	2,371,904
COR Therapeutics, Inc. (a)	33,800	897,390
Decode Genetics, Inc.	1,000	8,350
Enzon, Inc. (a)	30,500	1,959,625
Geneva Proteomics (a)(d)	43,000	236,500
Gilead Sciences, Inc. (a)	166,100	8,519,269
Human Genome Sciences, Inc. (a)	69,880	3,548,506
ICOS Corp. (a)	32,700	2,006,145
IDEC Pharmaceuticals Corp. (a)	213,300	11,513,934
Immunex Corp. (a)	447,720	6,903,842
Millennium Pharmaceuticals, Inc. (a)	91,170	2,851,798
Protein Design Labs, Inc. (a)	62,500	3,481,250
Vertex Pharmaceuticals, Inc. (a)	106,540	4,256,273
TOTAL BIOTECHNOLOGY		131,428,887
COMMERCIAL SERVICES & SUPPLIES - 0.4%
IMS Health, Inc.	190,600	4,898,420
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Waters Corp. (a)	137,400	4,053,300
HEALTH CARE EQUIPMENT & SUPPLIES - 14.4%
Apogent Technologies, Inc.	112,600	2,708,030
Bausch & Lomb, Inc.	232,300	7,953,952
Baxter International, Inc.	578,600	28,814,280
Beckman Coulter, Inc.	81,400	3,741,144
Becton, Dickinson & Co.	294,530	10,178,957
Biomet, Inc.	244,050	11,848,628
Boston Scientific Corp. (a)	47,000	846,470
C.R. Bard, Inc.	86,400	5,110,560
DENTSPLY International, Inc.	102,000	4,518,600
Guidant Corp. (a)	796,800	25,401,984
Hillenbrand Industries, Inc.	68,500	3,877,100
Inhale Therapeutic Systems, Inc. (a)	108,000	1,675,080
Medtronic, Inc.	1,205,796	57,914,382
MiniMed, Inc. (a)	62,200	2,965,696
Novoste Corp. (a)(c)	12,500	284,500
St. Jude Medical, Inc. (a)	109,400	7,658,000
Stryker Corp.	69,800	4,186,604
VISX, Inc. (a)	23,400	372,060
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		180,056,027

	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 11.9%
AdvancePCS (a)	35,700	$ 2,216,970
AmeriSource Health Corp. Class A (a)	102,690	5,970,397
Cardinal Health, Inc.	554,259	40,810,090
HCA - The Healthcare Co.	495,700	22,777,415
Health Management Associates, Inc. Class A (a)	61,610	1,217,414
HealthSouth Corp. (a)	616,900	10,548,990
McKesson HBOC, Inc.	735,360	30,480,672
Patterson Dental Co. (a)	40,800	1,415,760
Priority Healthcare Corp. Class B (a)	105,300	2,521,935
Tenet Healthcare Corp. (a)	500,600	27,788,306
Triad Hospitals, Inc. (a)	94,700	3,212,224
TOTAL HEALTH CARE PROVIDERS & SERVICES		148,960,173
INDUSTRIAL CONGLOMERATES - 0.0%
Tyco International Ltd.	656	34,899
INTERNET SOFTWARE & SERVICES - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	500	3,210
Cybear Group (a)	6,168	8,944
WebMD Corp. (a)	105,000	604,800
TOTAL INTERNET SOFTWARE & SERVICES		616,954
IT CONSULTING & SERVICES - 0.0%
SYNAVANT, Inc. (a)	9,530	65,376
PHARMACEUTICALS - 57.4%
aaiPharma, Inc. (a)	13,600	281,112
Abbott Laboratories	1,152,900	61,783,911
Allergan, Inc.	202,300	15,231,167
American Home Products Corp.	1,562,870	94,256,690
AstraZeneca PLC sponsored ADR	125,800	6,346,610
Barr Laboratories, Inc. (a)	104,200	8,948,696
Biovail Corp. (a)	59,200	2,780,975
Bristol-Myers Squibb Co.	1,807,900	106,919,206
Eli Lilly & Co.	680,700	53,965,896
Forest Laboratories, Inc. (a)	489,800	38,473,790
ImClone Systems, Inc. (a)	102,300	4,384,578
IVAX Corp. (a)	174,800	5,943,200
Johnson & Johnson	1,084,792	58,687,247
King Pharmaceuticals, Inc. (a)	106,800	4,827,360
Merck & Co., Inc.	1,176,400	79,971,672
Mylan Laboratories, Inc.	111,900	3,776,625
Pfizer, Inc.	2,722,900	112,237,937
Pharmacia Corp.	739,900	33,014,338
Schering-Plough Corp.	674,200	26,327,509
SuperGen, Inc. (a)	1,300	15,795
TOTAL PHARMACEUTICALS		718,174,314
TOTAL COMMON STOCKS (Cost $1,014,011,514)		1,188,288,350
Cash Equivalents - 5.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b)	56,718,781	$ 56,718,781
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	14,734,700	14,734,700
TOTAL CASH EQUIVALENTS (Cost $71,453,481)		71,453,481
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,085,464,995)		1,259,741,831
NET OTHER ASSETS - (0.7)%		(8,250,318)
NET ASSETS - 100%		$ 1,251,491,513
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $284,500 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 236,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,052,289,378 and $820,163,976, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $38,714 for the period.

The fund invested in securities that are not registered under the Securities
Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $236,500 or 0.0% of net assets.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,093,681,715. Net unrealized appreciation aggregated $166,060,116, of which $210,662,817 related to appreciated investment securities and $44,602,701 related to depreciated investment securities.

The fund hereby designates approximately $59,396,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $54,341,274 of losses recognized during the period November 1, 2000 to July 31, 2001.
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $14,466,528) (cost $1,085,464,995) - See accompanying schedule		$ 1,259,741,831
Receivable for investments sold		6,730,672
Receivable for fund shares sold		1,720,444
Dividends receivable		964,189
Interest receivable		323,264
Redemption fees receivable		48
Other receivables		4,269
Total assets		1,269,484,717
Liabilities
Payable for fund shares redeemed	$ 1,658,997
Accrued management fee	585,843
Distribution fees payable	737,527
Other payables and accrued expenses	276,137
Collateral on securities loaned, at value	14,734,700
Total liabilities		17,993,204
Net Assets		$ 1,251,491,513
Net Assets consist of:
Paid in capital		$ 1,139,348,860
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,133,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,276,029
Net Assets		$ 1,251,491,513
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share $136,303,942 ÷ 6,678,035 shares)		$20.41
Maximum offering price per share (100/94.25 of $20.41)		$21.66
Class T: Net Asset Value and redemption price per share ($383,643,018 ÷ 18,974,911 shares)		$20.22
Maximum offering price per share (100/96.50 of $20.22)		$20.95
Class B: Net Asset Value and offering price per share ($456,850,904 ÷ 23,122,702 shares) A		$19.76
Class C: Net Asset Value and offering price per share ($229,493,514 ÷11,614,722 shares) A		$19.76
Institutional Class: Net Asset Value, offering price and redemption price per share ($45,200,135 ÷ 2,196,649 shares)		$20.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 10,304,401
Interest		4,628,602
Security lending		47,609
Total income		14,980,612
Expenses
Management fee	$ 7,043,176
Transfer agent fees	3,611,508
Distribution fees	8,823,167
Accounting and security lending fees	300,138
Non-interested trustees' compensation	4,277
Custodian fees and expenses	19,984
Registration fees	216,595
Audit	34,917
Legal	6,144
Reports to shareholders	134,409
Miscellaneous	3,693
Total expenses before reductions	20,198,008
Expense reductions	(257,832)	19,940,176
Net investment income (loss)		(4,959,564)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(39,085,442)
Foreign currency transactions	(3,433)	(39,088,875)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,665,022)
Assets and liabilities in foreign currencies	(176)	(5,665,198)
Net gain (loss)		(44,754,073)
Net increase (decrease) in net assets resulting from operations		$ (49,713,637)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (4,959,564)	$ (3,053,795)
Net realized gain (loss)	(39,088,875)	38,609,630
Change in net unrealized appreciation (depreciation)	(5,665,198)	125,937,738
Net increase (decrease) in net assets resulting from operations	(49,713,637)	161,493,573
Distributions to Shareholders
From net investment income	-	(55,986)
From net realized gain	(58,970,382)	(13,943,374)
Total distributions	(58,970,382)	(13,999,360)
Share transactions - net increase (decrease)	300,434,785	228,829,268
Redemption fees	143,653	336,627
Total increase (decrease) in net assets	191,894,419	376,660,108
Net Assets
Beginning of period	1,059,597,094	682,936,986
End of period	$ 1,251,491,513	$ 1,059,597,094

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 22.02	$ 18.52	$ 16.70	$ 14.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.01	.00	(.03)	(.02)
Net realized and unrealized gain (loss)	(.50)	3.89	2.20	3.50	4.12
Total from investment operations	(.49)	3.90	2.20	3.47	4.10
Less Distributions
From net realized gain	(1.12)	(.41)	(.39)	(.88)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10
Total Return B, C, H	(2.50)%	21.44%	13.80%	26.47%	41.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 136,304	$ 108,248	$ 66,142	$ 20,902	$ 5,488
Ratio of expenses to average net assets before expense reductions	1.19%	1.20%	1.23%	1.38%	2.92% A, G
Ratio of expenses to average net assets after voluntary waivers	1.19%	1.20%	1.23%	1.38%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.17% F	1.18% F	1.21% F	1.36% F	1.74% A, F
Ratio of net investment income to average net assets	.05%	.07%	.01%	(.18)%	(.18)% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.87	$ 18.40	$ 16.61	$ 14.05	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss)	(.49)	3.86	2.19	3.47	4.09
Total from investment operations	(.53)	3.83	2.15	3.42	4.05
Less Distributions
From net realized gain	(1.12)	(.37)	(.37)	(.87)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05
Total Return B, C, G	(2.71)%	21.16%	13.54%	26.17%	40.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 383,643	$ 361,351	$ 248,442	$ 124,652	$ 50,868
Ratio of expenses to average net assets	1.43%	1.42%	1.46%	1.54%	1.97% A
Ratio of expenses to average net assets after all expense reductions	1.41% F	1.40% F	1.43% F	1.52% F	1.96% A, F
Ratio of net investment income to average net assets	(.18)%	(.15)%	(.21)%	(.31)%	(.39)% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.50	$ 18.16	$ 16.47	$ 14.01	$ 11.88
Income from Investment Operations
Net investment income (loss) D	(.14)	(.13)	(.13)	(.14)	(.05)
Net realized and unrealized gain (loss)	(.48)	3.80	2.17	3.45	2.18
Total from investment operations	(.62)	3.67	2.04	3.31	2.13
Less Distributions
From net realized gain	(1.12)	(.34)	(.36)	(.86)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01
Total Return B, C, H	(3.20)%	20.53%	12.96%	25.40%	17.93%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 456,851	$ 366,413	$ 225,441	$ 57,074	$ 6,159
Ratio of expenses to average net assets before expense reductions	1.95%	1.94%	1.98%	2.13%	3.46% A, G
Ratio of expenses to average net assets after voluntary waivers	1.95%	1.94%	1.98%	2.13%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.93% F	1.93% F	1.96% F	2.12% F	2.49% A, F
Ratio of net investment income to average net assets	(.70)%	(.68)%	(.73)%	(.95)%	(.99)% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.50	$ 18.17	$ 16.49	$ 13.85
Income from Investment Operations
Net investment income (loss) D	(.14)	(.12)	(.12)	(.12)
Net realized and unrealized gain (loss)	(.48)	3.80	2.17	3.39
Total from investment operations	(.62)	3.68	2.05	3.27
Less Distributions
From net realized gain	(1.12)	(.36)	(.38)	(.63)
Redemption fees added to paid in capital	.00	.01	.01	-
Net asset value, end of period	$ 19.76	$ 21.50	$ 18.17	$ 16.49
Total Return B, C, G	(3.20)%	20.59%	13.04%	24.84%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229,494	$ 183,264	$ 109,372	$ 19,154
Ratio of expenses to average net assets	1.91%	1.91%	1.95%	2.18% A
Ratio of expenses to average net assets after all expense reductions	1.89% F	1.89% F	1.92% F	2.17% A, F
Ratio of net investment income to average net assets	(.66)%	(.64)%	(.70)%	(1.06)% A
Portfolio turnover rate	71%	51%	98%	85% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 22.13	$ 18.59	$ 16.73	$ 14.12	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.07	.05	.03	.01
Net realized and unrealized gain (loss)	(.50)	3.90	2.21	3.47	4.11
Total from investment operations	(.43)	3.97	2.26	3.50	4.12
Less Distributions
From net investment income	-	(.03)	-	-	-
From net realized gain	(1.12)	(.41)	(.41)	(.90)	-
Total distributions	(1.12)	(.44)	(.41)	(.90)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12
Total Return B, C	(2.21)%	21.77%	14.17%	26.70%	41.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 45,200	$ 40,320	$ 33,540	$ 10,424	$ 6,875
Ratio of expenses to average net assets before expense reductions	.91%	.93%	.97%	1.07%	2.38% A, G
Ratio of expenses to average net assets after voluntary waivers	.91%	.93%	.97%	1.07%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.89% F	.92% F	.95% F	1.04% F	1.49% A, F
Ratio of net investment income to average net assets	.33%	.33%	.28%	.17%	.08% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Health Care

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25% *
Class T	.50% **
Class B	1.00% ***
Class C	1.00% ***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 338,801	$ 1,090
Class T	1,956,386	16,169
Class B	4,334,422	3,252,030
Class C	2,193,558	899,705
	$ 8,823,167	$ 4,168,994

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging

Health Care

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 526,539	$ 269,583
Class T	538,600	206,167
Class B	1,064,214	1,064,214 *
Class C	77,387	77,387 *
	$ 2,206,740	$ 1,617,351

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 416,812.31
Class T	1,131,936.29
Class B	1,351,569.31
Class C	595,158.27
Institutional Class	116,033.28
	$ 3,611,508

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $257,093 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $739.

Health Care

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Institutional Class	$ -	$ 55,986
From net realized gain
Class A	$ 6,105,797	$ 1,513,849
Class T	19,508,059	5,017,622
Class B	20,768,204	4,390,652
Class C	10,520,844	2,255,536
Institutional Class	2,067,478	765,715
	$ 58,970,382	$ 13,943,374
Total	$ 58,970,382	$ 13,999,360

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000

Class A Shares sold	3,634,400	2,976,195	$ 78,399,599	$ 57,995,930
Reinvestment of distributions	259,758	71,818	5,680,495	1,377,514
Shares redeemed	(2,133,134)	(1,703,303)	(44,124,320)	(32,602,744)
Net increase (decrease)	1,761,024	1,344,710	$ 39,955,774	$ 26,770,700
Class T Shares sold	6,955,460	8,817,982	$ 148,496,594	$ 171,795,235
Reinvestment of distributions	848,077	246,626	18,382,545	4,708,078
Shares redeemed	(5,352,895)	(6,044,271)	(111,362,709)	(113,414,865)
Net increase (decrease)	2,450,642	3,020,337	$ 55,516,430	$ 63,088,448
Class B Shares sold	8,603,059	8,402,675	$ 180,903,165	$ 159,912,025
Reinvestment of distributions	823,866	198,004	17,545,977	3,734,363
Shares redeemed	(3,345,428)	(3,973,722)	(68,223,620)	(73,965,867)
Net increase (decrease)	6,081,497	4,626,957	$ 130,225,522	$ 89,680,521
Class C Shares sold	4,772,898	4,784,414	$ 100,652,585	$ 91,120,799
Reinvestment of distributions	373,665	83,910	7,960,550	1,581,712
Shares redeemed	(2,056,651)	(2,361,733)	(41,921,796)	(44,212,557)
Net increase (decrease)	3,089,912	2,506,591	$ 66,691,339	$ 48,489,954
Institutional Class Shares sold	990,632	1,215,089	$ 21,175,994	$ 23,709,203
Reinvestment of distributions	66,318	30,625	1,456,998	588,917
Shares redeemed	(682,089)	(1,227,964)	(14,587,272)	(23,498,475)
Net increase (decrease)	374,861	17,750	$ 8,045,720	$ 799,645

Health Care

Advisor Natural Resources Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL A	10.56%	56.80%	231.05%
Fidelity Adv Natural Resources - CL A (incl. 5.75% sales charge)	4.20%	47.78%	212.02%
S&P 500	-14.33%	103.66%	286.18%
GS Natural Resources	5.27%	n/a *	n/a *

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 121 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL A	10.56%	9.41%	12.72%
Fidelity Adv Natural Resources - CL A (incl. 5.75% sales charge)	4.20%	8.12%	12.05%
S&P 500	-14.33%	15.29%	14.46%
GS Natural Resources	5.27%	n/a *	n/a *

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class A on July 31, 1991, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $31,202 - a 212.02% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $38,618 - a 286.18% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

Annual Report

Advisor Natural Resources Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL T	10.32%	56.05%	229.47%
Fidelity Adv Natural Resources - CL T (incl. 3.50% sales charge)	6.46%	50.58%	217.94%
S&P 500	-14.33%	103.66%	286.18%
GS Natural Resources	5.27%	n/a *	n/a *

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 121 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL T	10.32%	9.31%	12.66%
Fidelity Adv Natural Resources - CL T (incl. 3.50% sales charge)	6.46%	8.53%	12.26%
S&P 500	-14.33%	15.29%	14.46%
GS Natural Resources	5.27%	n/a *	n/a *

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class T on July 31, 1991, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $31,794 - a 217.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $38,618 - a 286.18% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

Annual Report

Advisor Natural Resources Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL B	9.72%	51.88%	218.14%
Fidelity Adv Natural Resources - CL B (incl. contingent deferred sales charge)	4.72%	49.88%	218.14%
S&P 500	-14.33%	103.66%	286.18%
GS Natural Resources	5.27%	n/a *	n/a *

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 121 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL B	9.72%	8.72%	12.27%
Fidelity Adv Natural Resources - CL B (incl. contingent deferred sales charge)	4.72%	8.43%	12.27%
S&P 500	-14.33%	15.29%	14.46%
GS Natural Resources	5.27%	n/a *	n/a *

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class B on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $31,814 - a 218.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $38,618 - a 286.18% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

Annual Report

Advisor Natural Resources Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL C	9.76%	51.60%	217.53%
Fidelity Adv Natural Resources - CL C (incl. contingent deferred sales charge)	8.76%	51.60%	217.53%
S&P 500	-14.33%	103.66%	286.18%
GS Natural Resources	5.27%	n/a *	n/a *

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 121 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural Resources - CL C	9.76%	8.68%	12.25%
Fidelity Adv Natural Resources - CL C (incl. contingent deferred sales charge)	8.76%	8.68%	12.25%
S&P 500	-14.33%	15.29%	14.46%
GS Natural Resources	5.27%	n/a *	n/a *

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Class C on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $31,753 - a 217.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $38,618 - a 286.18% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

Annual Report

Advisor Natural Resources Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Scott Offen, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. How did the fund perform, Scott?

A. I'm pleased with our results. For the 12 months that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned 10.56%, 10.32%, 9.72% and 9.76%, respectively. This performance topped the Goldman Sachs Natural Resources Index - an index of 121 stocks designed to measure the performance of companies in the natural resources sector - and the Standard & Poor's 500 Index, which returned 5.27% and -14.33%, respectively.

A. I'm pleased with our results. For the 12 months that ended July 31, 2001, the fund's Institutional Class shares returned 10.90%. This performance topped the Goldman Sachs Natural Resources Index - an index of 121 stocks designed to measure the performance of companies in the natural resources sector - and the Standard & Poor's 500 Index, which returned 5.27% and -14.33%, respectively.

Q. What factors helped buoy the natural resources sector amid a particularly difficult 12-month period for the overall market?

A. Despite a sharply slowing economy that weakened the broader market, particularly within the areas of technology and telecommunications, the natural resources sector bucked the downtrend and delivered some pretty respectable returns. Energy, by far the sector's largest industry component, helped fuel this performance behind a stronger-than-average pricing environment for oil and natural gas. OPEC - the Organization of Petroleum Exporting Countries - proved successful in maintaining control of production levels, which helped sustain the price of oil. Strong demand for oil and gasoline in the U.S. during the first half of the period, coupled with tight supply, caused OPEC to increase production twice, but not until oil had reached a lofty $37 per barrel and gas was scraping $2 per gallon. The second half of the period saw slower-than-expected demand due to economic and weather factors, and growing supply pressure, which caused inventories to rise and prices to fall. Strong oil flows from OPEC's previous hikes, rising imports from Europe and refiners running at full tilt flooded the market, dragging prices to as low as $26 per barrel. OPEC responded with two sizable production cuts during the first quarter of 2001. This action, plus a pick-up in gasoline consumption during the summer, began to lower inventories, yet gas prices still retreated to their lowest level in 16 months.

Q. What about natural gas and some of the non-energy industries?

A. A very tight supply of natural gas caused a threefold increase in the price of this commodity during the first half of the period. However, that was all given back, and then some, in the spring and summer of 2001, as significant new injections from a couple of big finds in Canada teamed with slackening demand to sack prices. Outside of energy, the other natural resources industries - including paper and forest products and non-ferrous metals - tend to be economically sensitive. Stocks within these groups responded well to the Federal Reserve Board's easier monetary policy to stimulate economic growth.

Q. Why did the fund outpace the Goldman Sachs benchmark during the period?

A. Strong stock picking in energy was key to our success relative to the index. Focusing on the major integrated oil companies proved wise, as these firms generally benefited from better-than-average refining margins due to high oil prices. Conoco, Phillips Petroleum and Chevron were the big winners here. We also had ample exposure to refining stocks, such as Tosco, which benefited from more stringent environmental regulations aimed at cleaner emissions. Our exploration and production holdings, such as EOG Resources, got an early boost from high natural gas prices, although I scaled back on the group based on the deteriorating outlook for gas. Elsewhere, the fund's emphasis on aluminum and paper stocks paid off, as did an out-of-benchmark stake in chemicals. From those respective groups, Alcoa benefited from idling production in certain regions and selling its high-priced power back to the grid operators amid the power crisis in the western United States. International Paper rode a wave of industry consolidation, improved operations and attractive valuations. Lyondell Chemical was simply a play on falling gas prices that worked.

Q. What moves restrained performance?

A. Stocks of drillers and other energy services providers swooned as oil and gas prices declined. We suffered from holding on to the services stocks that were leveraged to oil - due to its more stable pricing outlook - and dumping those names with heavy natural gas exposure, when it would have been smarter just to sell them all. Top detractors included Halliburton, Grant Prideco and National-Oilwell.

Q. What's your outlook?

A. The positive energy story is not finished, in my opinion - thanks to a favorable long-term trend in the supply/demand balance for the resource. But within the trend, inventory cycles likely will continue to provoke commodity and share price fluctuations. The integrated oil companies could be the big surprise here because they're running their businesses better and, therefore, even in a cyclical business, I believe they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 29, 1987

Size: as of July 31, 2001, more than $394 million

Manager: Scott Offen, since 1999; joined Fidelity in 1985

3

Annual Report

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Chevron Corp.	7.4
BP PLC sponsored ADR	7.3
Royal Dutch Petroleum Co. (NY Shares)	5.6
Alcoa, Inc.	5.3
Texaco, Inc.	5.2
Exxon Mobil Corp.	5.1
International Paper Co.	3.2
Schlumberger Ltd. (NY Shares)	3.2
Conoco, Inc. Class B	2.9
Enron Corp.	2.7
47.9
Top Industries as of July 31, 2001
% of fund's net assets
Oil & Gas	52.4%
Energy Equipment & Services	16.2%
Paper & Forest Products	11.1%
Metals & Mining	9.7%
Multi-Utilities	2.7%
All Others *	7.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
CHEMICALS - 1.0%
Georgia Gulf Corp.	37,000	$ 612,350
Lyondell Chemical Co.	55,700	804,308
Millennium Chemicals, Inc.	31,500	458,640
PolyOne Corp.	115,200	1,211,904
Solutia, Inc.	64,900	881,342
TOTAL CHEMICALS		3,968,544
CONSTRUCTION & ENGINEERING - 0.5%
Fugro NV	16,080	943,336
McDermott International, Inc.	34,400	379,776
Technip SA	5,300	719,305
TOTAL CONSTRUCTION & ENGINEERING		2,042,417
CONTAINERS & PACKAGING - 1.6%
Packaging Corp. of America (a)	67,400	1,331,150
Smurfit-Stone Container Corp. (a)	152,400	2,653,284
Temple-Inland, Inc.	35,400	2,196,570
TOTAL CONTAINERS & PACKAGING		6,181,004
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	1,029,000	7
ENERGY EQUIPMENT & SERVICES - 16.2%
Baker Hughes, Inc.	206,550	7,349,049
BJ Services Co. (a)	77,300	1,949,506
Cal Dive International, Inc. (a)	46,400	867,680
Cooper Cameron Corp. (a)	18,400	936,744
Diamond Offshore Drilling, Inc.	55,700	1,634,238
Dril-Quip, Inc. (a)	14,100	256,197
DSND Subsea ASA (a)	23,100	98,760
ENSCO International, Inc.	64,200	1,328,298
Global Industries Ltd. (a)	69,000	702,420
Global Marine, Inc. (a)	75,800	1,309,824
Grant Prideco, Inc. (a)	22,400	303,968
Halliburton Co.	219,700	7,691,697
Hanover Compressor Co. (a)	29,400	984,018
Helmerich & Payne, Inc.	20,800	648,128
Horizon Offshore, Inc. (a)	28,400	258,440
Hydralift ASA (a)	54,100	456,660
Hydril Co.	25,000	473,250
Key Energy Services, Inc. (a)	41,300	384,090
Marine Drilling Companies, Inc. (a)	25,350	390,390
Nabors Industries, Inc. (a)	60,400	1,769,720
National-Oilwell, Inc. (a)	55,300	1,050,700
Newpark Resources, Inc. (a)	70,400	625,152
Noble Drilling Corp. (a)	55,800	1,712,502
Oceaneering International, Inc. (a)	22,100	464,100
Oil States International, Inc.	100	835
Patterson-UTI Energy, Inc. (a)	31,900	565,268
Precision Drilling Corp. (a)	58,600	1,664,673

	Shares	Value (Note 1)
Pride International, Inc. (a)	31,500	$ 488,880
Rowan Companies, Inc. (a)	41,400	796,536
Santa Fe International Corp.	47,200	1,411,280
Schlumberger Ltd. (NY Shares)	234,200	12,588,250
Smith International, Inc. (a)	35,900	1,952,960
Superior Energy Services, Inc. (a)	1,500	12,750
Tidewater, Inc.	20,200	711,848
Transocean Sedco Forex, Inc.	132,079	4,264,831
Trican Well Service Ltd. (a)	6,240	71,858
Varco International, Inc. (a)	70,900	1,137,236
W-H Energy Services, Inc.	14,800	347,060
Weatherford International, Inc. (a)	100,000	4,215,000
TOTAL ENERGY EQUIPMENT & SERVICES		63,874,796
GAS UTILITIES - 0.6%
Kinder Morgan, Inc.	45,200	2,368,480
INDUSTRIAL CONGLOMERATES - 0.2%
Norsk Hydro AS sponsored ADR	15,200	646,000
MACHINERY - 0.4%
Babcock Borsig AG	136,800	1,473,320
METALS & MINING - 9.7%
Alcan, Inc.	276,700	10,389,564
Alcoa, Inc.	536,000	21,027,280
Century Aluminum Co.	59,900	1,045,255
Dofasco, Inc.	44,200	739,695
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	25,600	249,856
Class B (a)	9,100	97,916
Phelps Dodge Corp.	82,800	3,345,120
Ryerson Tull, Inc.	105,600	1,352,736
TOTAL METALS & MINING		38,247,422
MULTI-UTILITIES - 2.7%
Enron Corp.	235,700	10,688,995
OIL & GAS - 52.4%
Alberta Energy Co. Ltd.	31,200	1,239,695
Anadarko Petroleum Corp.	69,781	3,963,561
Apache Corp.	31,500	1,636,425
BP PLC sponsored ADR	580,248	28,675,856
Burlington Resources, Inc.	38,200	1,652,150
Cabot Oil & Gas Corp. Class A	100	2,510
Chesapeake Energy Corp. (a)	64,600	417,316
Chevron Corp.	318,590	29,115,940
China Petroleum & Chemical Corp. sponsored ADR	22,500	385,425
CNOOC Ltd. sponsored ADR	90,400	1,866,760
Conoco, Inc.:
Class A	254,200	7,839,528
Class B	365,402	11,327,462
Devon Energy Corp.	28,925	1,568,024
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
EOG Resources, Inc.	101,200	$ 3,577,420
Exxon Mobil Corp.	482,060	20,130,826
Kerr-McGee Corp.	39,100	2,470,338
Magnum Hunter Resources, Inc. (a)	1	9
Murphy Oil Corp.	19,900	1,523,345
Nexen, Inc.	32,400	838,168
Nuevo Energy Co. (a)	22,800	400,368
Occidental Petroleum Corp.	99,900	2,761,236
Petro-Canada	104,200	2,692,190
Phillips Petroleum Co.	123,300	7,039,197
Pioneer Natural Resources Co. (a)	39,600	672,804
ProSafe ASA	23,350	323,804
Royal Dutch Petroleum Co. (NY Shares)	379,800	22,028,400
Spinnaker Exploration Co. (a)	32,700	1,317,810
Statoil ASA	276,000	1,951,524
Suncor Energy, Inc.	192,800	5,256,810
Swift Energy Co. (a)	1	31
Talisman Energy, Inc.	21,700	854,153
Texaco, Inc.	296,400	20,525,700
Tom Brown, Inc. (a)	15,700	380,097
Tosco Corp.	120,300	5,377,410
TotalFinaElf SA sponsored ADR	48,000	3,402,240
Unocal Corp.	100,600	3,599,468
USX - Marathon Group	231,600	6,871,572
Valero Energy Corp.	95,400	3,367,620
Wiser Oil Co. (a)	1	7
TOTAL OIL & GAS		207,053,199
PAPER & FOREST PRODUCTS - 11.1%
Boise Cascade Corp.	96,200	3,482,440
Bowater, Inc.	79,000	3,683,770
Georgia-Pacific Group	221,900	8,121,540
International Forest Products (Interfor) Class A (a)	335,900	997,159
International Paper Co.	314,400	12,846,384
Louisiana-Pacific Corp.	67,700	718,974
Mead Corp.	101,300	3,010,636
Mercer International, Inc. (SBI) (a)	55,400	460,374
Potlatch Corp.	11,200	379,904
Slocan Forest Products Ltd.	146,100	1,162,928
TimberWest Forest Corp. unit	73,700	584,234
Wausau-Mosinee Paper Corp.	21,100	274,089
Westvaco Corp.	52,100	1,401,490
Weyerhaeuser Co.	116,200	6,940,626
TOTAL PAPER & FOREST PRODUCTS		44,064,548
TOTAL COMMON STOCKS (Cost $349,777,718)		380,608,732
Cash Equivalents - 6.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b)	13,374,810	$ 13,374,810
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	12,725,600	12,725,600
TOTAL CASH EQUIVALENTS (Cost $26,100,410)		26,100,410
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $375,878,128)		406,709,142
NET OTHER ASSETS - (3.0)%		(11,895,209)
NET ASSETS - 100%		$ 394,813,933
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $494,409,493 and $457,018,510, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $35,424 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.2%
United Kingdom	7.3
Canada	6.6
Netherlands	5.8
Netherlands Antilles	3.2
France	1.0
Others (individually less than 1%)	1.9
100.0%
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $378,405,881. Net unrealized appreciation aggregated $28,303,261, of which $47,823,754 related to appreciated investment securities and $19,520,493 related to depreciated investment securities.

The fund hereby designates approximately $2,457,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Class A designates 100% and 100%; Class T designates 100% and 100%; Class B designates 100% and 100%; Class C designates 100% and 100%; and Institutional Class designates 100% and 98% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $12,317,480) (cost $375,878,128) - See accompanying schedule		$ 406,709,142
Cash		436,930
Foreign currency held at value (cost $1,154,054)		1,153,803
Receivable for investments sold		12,806,152
Receivable for fund shares sold		293,519
Dividends receivable		85,858
Interest receivable		116,744
Redemption fees receivable		12
Other receivables		4,504
Total assets		421,606,664
Liabilities
Payable for investments purchased	$ 13,102,049
Payable for fund shares redeemed	489,341
Accrued management fee	187,910
Distribution fees payable	201,529
Other payables and accrued expenses	86,302
Collateral on securities loaned, at value	12,725,600
Total liabilities		26,792,731
Net Assets		$ 394,813,933
Net Assets consist of:
Paid in capital		$ 339,301,227
Undistributed net investment income		405,335
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,274,385
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,832,986
Net Assets		$ 394,813,933
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,849,044 ÷ 826,892 shares)		$26.42
Maximum offering price per share (100/94.25 of $26.42)		$28.03
Class T: Net Asset Value and redemption price per share ($253,062,423 ÷ 9,467,683 shares)		$26.73
Maximum offering price per share (100/96.50 of $26.73)		$27.70
Class B: Net Asset Value and offering price per share ($83,243,096 ÷ 3,196,906 shares) A		$26.04
Class C: Net Asset Value and offering price per share ($29,699,215 ÷ 1,135,797 shares) A		$26.15
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,960,155 ÷ 259,551 shares)		$26.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 5,545,873
Interest		1,527,603
Security lending		41,622
Total income		7,115,098
Expenses
Management fee	$ 2,188,025
Transfer agent fees	976,072
Distribution fees	2,292,320
Accounting and security lending fees	141,648
Non-interested trustees' compensation	1,377
Custodian fees and expenses	22,985
Registration fees	79,616
Audit	36,690
Legal	2,252
Reports to shareholders	54,462
Miscellaneous	1,290
Total expenses before reductions	5,796,737
Expense reductions	(180,520)	5,616,217
Net investment income		1,498,881
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	53,068,433
Foreign currency transactions	16,771	53,085,204
Change in net unrealized appreciation (depreciation) on:
Investment securities	(24,684,751)
Assets and liabilities in foreign currencies	2,477	(24,682,274)
Net gain (loss)		28,402,930
Net increase (decrease) in net assets resulting from operations		$ 29,901,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income	$ 1,498,881	$ 626,449
Net realized gain (loss)	53,085,204	22,175,209
Change in net unrealized appreciation (depreciation)	(24,682,274)	4,098,421
Net increase (decrease) in net assets resulting from operations	29,901,811	26,900,079
Distributions to shareholders from net investment income	(1,565,522)	(183,357)
Share transactions - net increase (decrease)	42,119,066	(54,916,981)
Redemption fees	87,001	195,083
Total increase (decrease) in net assets	70,542,356	(28,005,176)
Net Assets
Beginning of period	324,271,577	352,276,753
End of period (including undistributed net investment income of $405,335 and $455,505, respectively)	$ 394,813,933	$ 324,271,577

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.07	$ 21.98	$ 18.94	$ 26.16	$ 25.11	$ 23.65
Income from Investment Operations
Net investment income (loss) D	.19	.10	.07	.06	(.05)	(.00)
Net realized and unrealized gain (loss)	2.34	2.06	3.71	(3.33)	2.81	1.46
Total from investment operations	2.53	2.16	3.78	(3.27)	2.76	1.46
Less Distributions
From net investment income	(.19)	(.08)	(.04)	-	(.10)	-
In excess of net investment income	-	-	-	-	(.04)	-
From net realized gain	-	-	(.71)	(3.96)	(1.57)	-
Total distributions	(.19)	(.08)	(.75)	(3.96)	(1.71)	-
Redemption fees added to paid in capital	.01	.01	.01	.01	-	-
Net asset value, end of period	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16	$ 25.11
Total Return B, C, I	10.56%	9.92%	21.48%	(14.61)%	11.45%	6.17%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 21,849	$ 10,381	$ 7,801	$ 6,474	$ 6,372	$ 1,609
Ratio of expenses to average net assets before expense reductions	1.23%	1.26%	1.28%	1.34%	2.06% A	7.59% A, H
Ratio of expenses to average net assets after voluntary waivers	1.23%	1.26%	1.28%	1.34%	1.71% A	1.66% A
Ratio of expenses to average net assets after all expense reductions	1.18% G	1.21% G	1.23% G	1.30% G	1.68% A, G	1.58% A, G
Ratio of net investment income (loss) to average net assets	.69%	.43%	.38%	.28%	(.28)% A	(.01)% A
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

I Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.35	$ 22.21	$ 19.11	$ 26.34	$ 25.12	$ 19.25
Income from Investment Operations
Net investment income (loss) D	.14	.06	.04	.02	(.02)	.00
Net realized and unrealized gain (loss)	2.36	2.08	3.76	(3.34)	2.83	6.56
Total from investment operations	2.50	2.14	3.80	(3.32)	2.81	6.56
Less Distributions
From net investment income	(.13)	(.01)	(.01)	-	(.01)	-
In excess of net investment income	-	-	-	-	(.01)	-
From net realized gain	-	-	(.70)	(3.92)	(1.57)	(.69)
Total distributions	(.13)	(.01)	(.71)	(3.92)	(1.59)	(.69)
Redemption fees added to paid in capital	.01	.01	.01	.01	-	-
Net asset value, end of period	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34	$ 25.12
Total Return B, C, H	10.32%	9.69%	21.31%	(14.69)%	11.62%	35.01%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 253,062	$ 245,995	$ 283,419	$ 342,347	$ 618,083	$ 602,915
Ratio of expenses to average net assets	1.41%	1.41%	1.45%	1.43%	1.47% A	1.59%
Ratio of expenses to average net assets after all expense reductions	1.37% G	1.37% G	1.40% G	1.39% G	1.44% A, G	1.56% G
Ratio of net investment income (loss) to average net assets	.51%	.27%	.20%	.10%	(.12)% A	.00%
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F Year ended October 31.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.77	$ 21.78	$ 18.81	$ 25.99	$ 24.88	$ 19.23
Income from Investment Operations
Net investment income (loss) D	(.01)	(.06)	(.06)	(.09)	(.12)	(.15)
Net realized and unrealized gain (loss)	2.31	2.04	3.68	(3.29)	2.80	6.49
Total from investment operations	2.30	1.98	3.62	(3.38)	2.68	6.34
Less Distributions
From net investment income	(.04)	-	-	-	-	-
From net realized gain	-	-	(.66)	(3.81)	(1.57)	(.69)
Total distributions	(.04)	-	(.66)	(3.81)	(1.57)	(.69)
Redemption fees added to paid in capital	.01	.01	.01	.01	-	-
Net asset value, end of period	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99	$ 24.88
Total Return B, C, H	9.72%	9.14%	20.57%	(15.12)%	11.19%	33.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 83,243	$ 50,685	$ 47,792	$ 44,351	$ 59,044	$ 36,106
Ratio of expenses to average net assets	1.95%	1.96%	1.99%	1.98%	2.04% A	2.28%
Ratio of expenses to average net assets after all expense reductions	1.91% G	1.92% G	1.95% G	1.94% G	2.02% A, G	2.24% G
Ratio of net investment income (loss) to average net assets	(.03)%	(.28)%	(.34)%	(.41)%	(.67)% A	(.68)%
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F Year ended October 31.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 21.92	$ 18.96	$ 24.39
Income from Investment Operations
Net investment income (loss) D	.00	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	2.32	2.04	3.71	(4.15)
Total from investment operations	2.32	1.99	3.66	(4.22)
Less Distributions
From net investment income	(.06)	(.04)	(.01)	-
From net realized gain	-	-	(.70)	(1.22)
Total distributions	(.06)	(.04)	(.71)	(1.22)
Redemption fees added to paid in capital	.01	.01	.01	.01
Net asset value, end of period	$ 26.15	$ 23.88	$ 21.92	$ 18.96
Total Return B, C, H	9.76%	9.15%	20.72%	(17.72)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,699	$ 13,741	$ 8,761	$ 2,972
Ratio of expenses to average net assets before expense reductions	1.92%	1.91%	1.94%	2.90% A, G
Ratio of expenses to average net assets after voluntary waivers	1.92%	1.91%	1.94%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.87% F	1.87% F	1.89% F	2.44% A, F
Ratio of net investment income (loss) to average net assets	.00%	(.23)%	(.28)%	(.48)% A
Portfolio turnover rate	130%	90%	99%	97%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.43	$ 22.28	$ 19.15	$ 26.42	$ 25.17	$ 19.27
Income from Investment Operations
Net investment income D	.28	.19	.14	.13	.04	.04
Net realized and unrealized gain (loss)	2.37	2.07	3.76	(3.35)	2.85	6.55
Total from investment operations	2.65	2.26	3.90	(3.22)	2.89	6.59
Less Distributions
From net investment income	(.27)	(.13)	(.07)	(.09)	(.05)	-
In excess of net investment income	-	-	-	-	(.02)	-
From net realized gain	-	-	(.71)	(3.97)	(1.57)	(.69)
Total distributions	(.27)	(.13)	(.78)	(4.06)	(1.64)	(.69)
Redemption fees added to paid in capital	.01	.02	.01	.01	-	-
Net asset value, end of period	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42	$ 25.17
Total Return B, C	10.90%	10.31%	21.95%	(14.29)%	11.95%	35.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,960	$ 3,470	$ 4,505	$ 3,922	$ 10,042	$ 9,860
Ratio of expenses to average net assets	.88%	.86%	.87%	.95%	1.08% A	1.44%
Ratio of expenses to average net assets after all expense reductions	.84% G	.82% G	.82% G	.91% G	1.06% A, G	1.39% G
Ratio of net investment income to average net assets	1.04%	.82%	.78%	.55%	.24% A	.17%
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F Year ended October 31.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Natural Resources

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 39,593	$ 26
Class T	1,326,205	17,579
Class B	704,304	528,410
Class C	222,218	118,120
	$ 2,292,320	$ 664,135

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent

Natural Resources

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load - continued

deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 109,727	$ 60,399
Class T	114,284	40,520
Class B	221,201	221,201*
Class C	25,575	25,575*
	$ 470,787	$ 347,695

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 49,930.32
Class T	656,329.25
Class B	201,023.29
Class C	56,476.25
Institutional Class	12,314.22
	$ 976,072

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $180,520 of the fund's expenses.

Natural Resources

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 94,846	$ 28,413
Class T	1,283,308	118,452
Class B	102,739	-
Class C	42,855	16,896
Institutional Class	41,774	19,596
Total	$ 1,565,522	$ 183,357

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	577,067	282,058	$ 15,748,252	$ 6,719,862
Reinvestment of distributions	3,111	1,260	81,147	27,004
Shares redeemed	(184,532)	(206,971)	(4,905,867)	(4,734,234)
Net increase (decrease)	395,646	76,347	$ 10,923,532	$ 2,012,632
Class T Shares sold	2,066,973	2,815,789	$ 56,942,338	$ 66,391,275
Reinvestment of distributions	45,384	5,078	1,194,897	110,192
Shares redeemed	(2,746,371)	(5,482,665)	(74,508,068)	(125,788,519)
Net increase (decrease)	(634,014)	(2,661,798)	$ (16,370,833)	$ (59,287,052)
Class B Shares sold	1,723,338	804,593	$ 46,399,508	$ 18,850,697
Reinvestment of distributions	3,328	-	84,176	-
Shares redeemed	(662,018)	(866,266)	(17,529,735)	(19,693,340)
Net increase (decrease)	1,064,648	(61,673)	$ 28,953,949	$ (842,643)
Class C Shares sold	805,407	626,062	$ 21,837,996	$ 14,528,135
Reinvestment of distributions	1,271	614	32,822	13,106
Shares redeemed	(246,319)	(450,962)	(6,566,879)	(10,086,666)
Net increase (decrease)	560,359	175,714	$ 15,303,939	$ 4,454,575
Institutional Class Shares sold	177,265	90,473	$ 4,919,625	$ 2,172,120
Reinvestment of distributions	825	553	21,957	11,997
Shares redeemed	(60,569)	(151,219)	(1,633,103)	(3,438,610)
Net increase (decrease)	117,521	(60,193)	$ 3,308,479	$ (1,254,493)

Natural Resources

Advisor Technology Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL A	-48.83%	120.78%
Fidelity Adv Technology - CL A (incl. 5.75% sales charge)	-51.77%	108.08%
S&P 500	-14.33%	98.58%
GS Technology	-52.39%	128.69%

Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL A	-48.83%	17.50%
Fidelity Adv Technology - CL A (incl. 5.75% sales charge)	-51.77%	16.09%
S&P 500	-14.33%	15.00%
GS Technology	-52.39%	18.35%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $20,808 - a 108.08% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $22,869 - a 128.69% increase.

Annual Report

Advisor Technology Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL T	-48.96%	117.80%
Fidelity Adv Technology - CL T (incl. 3.50% sales charge)	-50.75%	110.18%
S&P 500	-14.33%	98.58%
GS Technology	-52.39%	128.69%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL T	-48.96%	17.18%
Fidelity Adv Technology - CL T (incl. 3.50% sales charge)	-50.75%	16.33%
S&P 500	-14.33%	15.00%
GS Technology	-52.39%	18.35%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $21,018 - a 110.18% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $22,869 - a 128.69% increase.

Annual Report

Advisor Technology Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL B	-49.28%	112.63%
Fidelity Adv Technology - CL B (incl. contingent deferred sales charge)	-51.71%	110.63%
S&P 500	-14.33%	98.58%
GS Technology	-52.39%	128.69%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL B	-49.28%	16.61%
Fidelity Adv Technology - CL B (incl. contingent deferred sales charge)	-51.71%	16.38%
S&P 500	-14.33%	15.00%
GS Technology	-52.39%	18.35%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $21,063 - a 110.63% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $22,869 - a 128.69% increase.

Annual Report

Advisor Technology Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL C	-49.24%	112.70%
Fidelity Adv Technology - CL C (incl. contingent deferred sales charge)	-49.72%	112.70%
S&P 500	-14.33%	98.58%
GS Technology	-52.39%	128.69%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - CL C	-49.24%	16.62%
Fidelity Adv Technology - CL C (incl. contingent deferred sales charge)	-49.72%	16.62%
S&P 500	-14.33%	15.00%
GS Technology	-52.39%	18.35%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $21,270 - a 112.70% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $22,869 - a 128.69% increase.

Annual Report

Advisor Technology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Chris Zepf became Portfolio Manager of Fidelity Advisor Technology Fund on June 13, 2001.

Q. How did the fund perform, Chris?

A. It continued to be a difficult period for the sector. For the 12 months that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares declined 48.83%, 48.96%, 49.28%, and 49.24%, respectively. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - fell 52.39% during the same period. The Standard & Poor's 500 Index returned -14.33% during the period.

A. It continued to be a difficult period for the sector. For the 12 months that ended July 31, 2001, the fund's Institutional Class shares returned -48.67%. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - fell 52.39% during the same period. The Standard & Poor's 500 Index returned -14.33% during the period.

Q. Why did technology stocks continue to lag the broader market?

A. Technology stock performance is largely driven by capital spending and, as the economy continued to soften, companies lowered their capital budgets significantly. This lack of demand - combined with the excess inventory that had been built up within the sector over the last two years - made for a very challenging environment. Revenues fell faster than expenses for most companies, and even the few companies that were meeting earnings growth projections were penalized along with the rest of the group.

Q. How would you describe your investing strategy?

A. I place a premium on companies that are capturing share in their respective industries; companies that are well positioned in terms of product cycles; and companies that I feel are attractively valued. There was no definable leadership group within the tech sector during the period - that is, a group you could overweight and ride for steady returns - so I emphasized individual stock research and I stayed true to my valuation discipline. Fidelity has approximately 46 technology analysts around the world, and I work with them very closely to stay on top of trends and end-user demand.

Q. Were there any pockets of the tech sector that offered good buying opportunities?

A. The pockets of growth within the sector were driven more by trading opportunities than by segment dominance. There were many instances, for example, in which we sold out of a stock when it met our price target so we could lock in gains for the fund's shareholders. The fund's two best performers during the period - Micromuse and Finisar - were good examples. Micromuse specializes in network troubleshooting software, and counts both telecommunications companies and Internet service providers as its customers. At a certain point, we simply felt that the risk/reward tradeoff of the stock tilted more towards the risk end. The same was true with Finisar, which sells optical components to the data networking industry. We increased the fund's exposure to both stocks during the March/April price drop, and reduced our positions in them as the period progressed.

Q. Have you made any changes to the makeup of the portfolio?

A. One small change is that I've whittled down some of the fund's personal computer stocks, including Compaq, Hewlett-Packard and Gateway. Overall, I felt that the PC industry had become relatively mature and that sales growth would slow. I did maintain significant weightings in both Intel and Dell Computer, both of which turned in lackluster performances during the period. In turn, I made a larger commitment to semiconductor stocks - including Nvidia Corp. and Micron Technology - because semiconductors typically are among the first tech groups to rebound after a downturn.

Q. Which stocks performed well for the fund? Which were disappointments?

A. Marvell Technology Group - a smaller semiconductor stock - was a positive contributor to performance. On the disappointing side, the fund's stake in telecom equipment maker Ciena was a source of frustration. Ciena was one of the few companies to actually exceed earnings growth projections during the period, yet the stock still stumbled along with the rest of the telecommunications group. Internet infrastructure names such as Cisco Systems and Sun Microsystems also disappointed.

Q. What's your outlook for the next few months, Chris?

A. Some of the economic data I've seen lately seems to suggest that demand may have bottomed. If the economy starts to pick up, corporate purse strings could be loosened and IT spending should rise. I'll also be keeping an eye on the consumer. Consumers have hung in tough during the past year, which is important because even though consumers don't account for most tech spending, they do help drive corporate profits. Another key factor will be the continued unwinding of the inventory glut we've seen within the group. Finally, it's important to keep in mind that technology is a cyclical growth industry. Over longer periods of time, technology stocks have grown at a faster clip than GDP. We're still operating in a high-growth industry, even though it's been tough to see that over the past 12-18 months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $1.8 billion

Manager: Chris Zepf, since June 2001; joined Fidelity in 1997

3

Technology

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Microsoft Corp.	9.7
Intel Corp.	6.1
Cisco Systems, Inc.	5.0
CIENA Corp.	3.7
NVIDIA Corp.	3.5
Dell Computer Corp.	3.3
AOL Time Warner, Inc.	3.0
Micron Technology, Inc.	2.3
International Business Machines Corp.	2.2
Sun Microsystems, Inc.	1.9
40.7
Top Industries as of July 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	24.5%
Software	21.2%
Communications Equipment	16.1%
Computers & Peripherals	12.7%
Electronic Equipment & Instruments	5.3%
All Others*	20.2%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Technology Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Ceridian Corp. (a)	127,100	$ 2,197,559
ChoicePoint, Inc. (a)	80,000	3,266,400
Concord EFS, Inc. (a)	200,000	11,476,000
Convergys Corp. (a)	75,800	2,361,170
DST Systems, Inc. (a)	95,300	4,502,925
eFunds Corp. (a)	50,000	952,500
First Data Corp.	267,000	18,508,440
Per-Se Technologies, Inc. warrants 7/8/03 (a)	91	0
Sabre Holdings Corp. Class A (a)	75,000	3,687,000
The BISYS Group, Inc. (a)	114,800	6,140,652
TOTAL COMMERCIAL SERVICES & SUPPLIES		53,092,646
COMMUNICATIONS EQUIPMENT - 16.0%
Andrew Corp. (a)	55,000	1,212,200
ANTEC Corp. (a)	1,067,500	10,995,250
Avici Systems, Inc.	185,400	825,030
Avocent Corp. (a)	195,000	5,050,500
Brocade Communications System, Inc. (a)	446,500	14,694,315
Cabletron Systems, Inc. (a)	150,000	2,785,500
CIENA Corp. (a)	2,104,900	69,756,386
Cisco Systems, Inc. (a)	4,904,200	94,258,724
Comverse Technology, Inc. (a)	177,400	5,016,872
Corvis Corp.	215,000	838,500
Crown Castle International Corp. (a)	105,000	1,023,750
Ditech Communications Corp. (a)	546,900	3,615,009
Extreme Networks, Inc. (a)	70,000	1,962,100
Finisar Corp. (a)	253,400	2,896,362
JDS Uniphase Corp. (a)	64,000	591,360
Motorola, Inc.	1,500,000	28,035,000
OZ Optics Ltd. (d)	68,000	1,003,000
QUALCOMM, Inc. (a)	494,000	31,235,620
Redback Networks, Inc. (a)	241,400	1,544,960
Scientific-Atlanta, Inc.	100,000	2,545,000
Sonus Networks, Inc. (a)	450,000	9,873,000
Tellium, Inc. (d)	226,000	2,674,710
Tellium, Inc.	195,300	2,568,195
Terayon Communication Systems, Inc. (a)	1,000,000	6,520,000
TOTAL COMMUNICATIONS EQUIPMENT		301,521,343
COMPUTERS & PERIPHERALS - 12.7%
Compaq Computer Corp.	1,368,300	20,442,402
Dell Computer Corp. (a)	2,280,600	61,416,558
EMC Corp. (a)	1,614,400	31,835,968
Gateway, Inc. (a)	164,800	1,728,752
Hewlett-Packard Co.	1,318,600	32,516,676
International Business Machines Corp.	397,700	41,842,017
Lexmark International, Inc. Class A (a)	91,200	4,169,664
Maxtor Corp. (a)	711,128	4,693,445
Micron Electronics, Inc. (a)	5,300	6,095

	Shares	Value (Note 1)
Network Appliance, Inc. (a)	100,600	$ 1,255,488
Quantum Corp. - DLT & Storage Systems Group (a)	150,000	1,455,000
StorageNetworks, Inc.	125,000	781,250
Sun Microsystems, Inc. (a)	2,192,400	35,714,196
TOTAL COMPUTERS & PERIPHERALS		237,857,511
DIVERSIFIED FINANCIALS - 0.1%
E*TRADE Group, Inc. (a)	200,000	1,296,000
TeraBeam Labs Investors LLC (d)	10,800	216
TOTAL DIVERSIFIED FINANCIALS		1,296,216
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (d)	10,800	10,800
ELECTRICAL EQUIPMENT - 0.4%
Artesyn Technologies, Inc. (a)	100,000	1,061,000
Benchmark Electronics, Inc. (a)	125,600	2,804,648
Vishay Intertechnology, Inc. (a)	167,200	4,021,160
TOTAL ELECTRICAL EQUIPMENT		7,886,808
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
Agilent Technologies, Inc. (a)	105,000	3,004,050
Arrow Electronics, Inc. (a)	275,800	7,377,650
Avnet, Inc.	473,196	11,304,652
AVX Corp.	156,800	3,449,600
Cohu, Inc.	104,250	1,971,368
Flextronics International Ltd. (a)	871,300	23,690,647
Jabil Circuit, Inc. (a)	435,600	14,157,000
Plexus Corp. (a)	35,300	1,264,093
Sanmina Corp. (a)	806,400	17,587,584
Solectron Corp. (a)	293,600	5,132,128
Symbol Technologies, Inc.	155,000	1,923,550
Tektronix, Inc. (a)	328,000	7,442,320
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		98,304,642
INTERNET & CATALOG RETAIL - 0.1%
Amazon.com, Inc. (a)	90,200	1,126,598
Insight Enterprises, Inc. (a)	15,000	307,650
TOTAL INTERNET & CATALOG RETAIL		1,434,248
INTERNET SOFTWARE & SERVICES - 3.3%
Braun Consulting, Inc. (a)	400,000	3,056,000
Check Point Software Technologies Ltd. (a)	403,250	17,839,780
Commerce One, Inc. (a)	105,800	395,692
DoubleClick, Inc. (a)	87,100	988,585
Homestore.com, Inc. (a)	90,000	2,484,000
Interwoven, Inc. (a)	8,000	82,320
Keynote Systems, Inc. (a)	25,000	222,500
Netegrity, Inc. (a)	90,400	2,347,688
Openwave Systems, Inc. (a)	251,790	6,435,752
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - CONTINUED
VeriSign, Inc. (a)	228,000	$ 12,451,080
Vignette Corp. (a)	1,548,300	12,293,502
Vitria Technology, Inc. (a)	94	336
webMethods, Inc. (a)	4,000	62,440
Yahoo!, Inc. (a)	242,200	4,267,564
TOTAL INTERNET SOFTWARE & SERVICES		62,927,239
IT CONSULTING & SERVICES - 2.6%
Affiliated Computer Services, Inc. Class A (a)	168,700	13,975,108
Answerthink, Inc. (a)	543,900	4,296,810
Cognizant Technology Solutions Corp. Class A (a)	187,000	8,274,750
Computer Sciences Corp. (a)	145,900	5,268,449
Inforte Corp. (a)	164,800	1,845,760
KPMG Consulting, Inc.	175,000	2,443,000
Logica PLC	126,700	1,244,671
PDF Solutions, Inc.	37,100	587,293
SunGard Data Systems, Inc. (a)	200,000	5,454,000
Technology Solutions Co. (a)	750,000	1,256,250
Unisys Corp. (a)	300,000	3,435,000
TOTAL IT CONSULTING & SERVICES		48,081,091
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Pinnacle Systems, Inc. (a)	230,200	1,220,060
MEDIA - 3.0%
AOL Time Warner, Inc. (a)	1,259,400	57,239,730
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 24.5%
Advanced Micro Devices, Inc. (a)	1,030,400	18,815,104
Advanced Power Technology, Inc.	25,000	333,750
Agere Systems, Inc. Class A	503,700	2,785,461
Amkor Technology, Inc. (a)	171,900	3,128,580
Analog Devices, Inc. (a)	133,600	6,145,600
Applied Materials, Inc. (a)	132,500	6,076,450
Applied Micro Circuits Corp. (a)	708,300	12,140,262
ARM Holdings PLC sponsored ADR (a)	19,300	238,355
ASML Holding NV (NY Shares)	270,000	5,526,900
Atmel Corp. (a)	89,300	893,893
Broadcom Corp. Class A (a)	94,100	4,105,583
C-MAC Industries, Inc. (a)	173,700	4,011,861
Chartered Semiconductor Manufacturing Ltd. ADR (a)	303,500	8,057,925
Cree, Inc. (a)	900	22,014
Cymer, Inc. (a)	30,000	854,100
Cypress Semiconductor Corp. (a)	100,100	2,730,728
Elantec Semiconductor, Inc. (a)	114,500	4,322,375
Fairchild Semiconductor International, Inc. Class A (a)	607,700	14,493,645
Helix Technology, Inc.	59,900	1,583,756
Integrated Circuit Systems, Inc. (a)	312,300	6,027,390
Integrated Device Technology, Inc. (a)	122,700	4,521,495

	Shares	Value (Note 1)
Integrated Silicon Solution (a)	137,330	$ 1,853,955
Intel Corp.	3,819,600	113,862,276
International Rectifier Corp. (a)	93,600	3,495,024
Intersil Corp. Class A (a)	293,500	10,184,450
KLA-Tencor Corp. (a)	257,000	13,978,230
Kulicke & Soffa Industries, Inc. (a)	50,000	845,500
LAM Research Corp. (a)	132,500	3,708,675
Lattice Semiconductor Corp. (a)	174,400	4,220,480
LSI Logic Corp. (a)	101,800	2,217,204
Marvell Technology Group Ltd. (a)	735,600	22,575,564
Mattson Technology, Inc. (a)	140,000	2,028,600
Maxim Integrated Products, Inc. (a)	82,100	3,790,557
Micrel, Inc. (a)	45,900	1,545,912
Micron Technology, Inc. (a)	1,017,800	42,747,600
MIPS Technologies, Inc.:
Class A (a)	58,500	848,835
Class B (a)	50,000	658,000
Monolithic System Technology, Inc.	76,000	1,022,200
National Semiconductor Corp. (a)	4,300	137,815
QLogic Corp. (a)	201,700	7,747,297
Semtech Corp. (a)	169,800	6,291,090
Silicon Storage Technology, Inc. (a)	75,100	705,940
STMicroelectronics NV (NY Shares)	444,000	14,136,960
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	957,580	15,608,554
Teradyne, Inc. (a)	140,900	4,787,782
Texas Instruments, Inc.	809,700	27,934,650
United Microelectronics Corp. sponsored ADR	1,832,065	15,462,629
Varian Semiconductor Equipment Associates, Inc. (a)	58,000	2,039,280
Virage Logic Corp.	169,710	2,206,230
Vitesse Semiconductor Corp. (a)	652,500	12,912,975
Xilinx, Inc. (a)	360,860	14,434,400
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		460,803,891
SOFTWARE - 21.0%
Adobe Systems, Inc.	107,000	4,011,430
Agile Software Corp. (a)	79,900	961,996
Amdocs Ltd. (a)	172,100	7,756,547
BEA Systems, Inc. (a)	500,000	11,025,000
BMC Software, Inc. (a)	246,300	4,926,000
Citrix Systems, Inc. (a)	533,700	17,862,939
Computer Associates International, Inc.	753,900	25,994,472
Compuware Corp. (a)	646,500	8,857,050
Electronic Arts, Inc. (a)	90,000	5,122,800
i2 Technologies, Inc. (a)	268,500	2,591,025
Informatica Corp. (a)	180,100	1,489,427
Infovista SA sponsored ADR (a)	178,000	790,320
Intertrust Technologies Corp. (a)	40,000	41,200
Legato Systems, Inc. (a)	125,000	1,166,250
Manugistics Group, Inc. (a)	63,500	1,378,585
MetaSolv, Inc. (a)	100,000	763,000
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Micromuse, Inc. (a)	22,100	$ 337,467
Microsoft Corp. (a)	2,751,400	182,115,165
National Instruments Corp. (a)	24,600	877,236
NetIQ Corp. (a)	25,000	824,750
Numerical Technologies, Inc. (a)	254,000	6,756,400
NVIDIA Corp. (a)	807,000	65,286,300
Parametric Technology Corp. (a)	200,000	1,894,000
PeopleSoft, Inc. (a)	225,000	9,825,750
Peregrine Systems, Inc. (a)	90,000	2,461,500
Precise Software Solutions Ltd.	234,900	5,083,236
RadiSys Corp. (a)	154,400	3,140,496
Siebel Systems, Inc. (a)	110,800	3,818,168
Sybase, Inc. (a)	112,400	1,672,512
Symantec Corp. (a)	68,000	3,278,280
Take-Two Interactive Software, Inc. (a)	25,000	496,500
TALX Corp.	5,000	155,500
Vastera, Inc.	25,000	324,750
VERITAS Software Corp. (a)	273,400	11,594,894
TOTAL SOFTWARE		394,680,945
SPECIALTY RETAIL - 0.4%
CDW Computer Centers, Inc. (a)	125,000	5,371,250
PC Connection, Inc. (a)	100,000	1,381,000
TOTAL SPECIALTY RETAIL		6,752,250
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Aether Systems, Inc. (a)	200,100	2,117,058
American Tower Corp. Class A (a)	93,500	1,584,825
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,701,883
TOTAL COMMON STOCKS (Cost $2,126,758,152)		1,736,811,303
Convertible Preferred Stocks - 0.3%

COMMUNICATIONS EQUIPMENT - 0.1%
Chorum Technologies Series E (d)	17,200	29,240
Procket Networks, Inc. Series C (d)	276,000	2,180,400
TOTAL COMMUNICATIONS EQUIPMENT		2,209,640
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Aerie Networks, Inc. Series C (d)	224,000	224,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
ITF Optical Technologies, Inc. Series B (d)	16,300	1,112,475

	Shares	Value (Note 1)
SOFTWARE - 0.1%
Monterey Design Systems Series E (d)	342,000	$ 1,795,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,489,304)		5,341,615
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $905,000)	-	$ 905,000	1,036,225
Cash Equivalents - 10.9%
	Shares
Fidelity Cash Central Fund, 3.98% (b)	141,772,617	141,772,617
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	63,331,341	63,331,341
TOTAL CASH EQUIVALENTS (Cost $205,103,958)		205,103,958
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $2,341,256,414)		1,948,293,101
NET OTHER ASSETS - (3.7)%		(68,684,095)
NET ASSETS - 100%		$ 1,879,609,006
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,036,225 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aerie Networks, Inc. Series C	12/21/00	$ 1,960,000
Chorum Technologies Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd.	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
Tellium, Inc.	9/20/00	$ 3,390,000
TeraBeam Labs Investors LLC	7/12/01	$ 216
TeraBeam Networks	4/7/00	$ 40,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,649,789,694 and $4,414,718,019, respectively.
At the period end the fund received as collateral U.S. Treasury obligations valued at $3,167,100.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $400,705 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,030,341 or 0.5% of net assets.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,443,412,040. Net unrealized depreciation aggregated $495,118,939, of which $142,201,236 related to appreciated investment securities and $637,320,175 related to depreciated investment securities.

The fund hereby designates approximately $66,602,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2001, the fund had a capital loss carryforward of approximately $10,080,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $851,392,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

Class A designates 2%; Class T designates 2%; Class B designates 2%; Class C designates 2%; Institutional Class designates 1% of the dividends distributed in September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $62,504,640) (cost $2,341,256,414) - See accompanying schedule		$ 1,948,293,101
Receivable for investments sold		30,967,529
Receivable for fund shares sold		2,407,629
Dividends receivable		8,211
Interest receivable		522,748
Redemption fees receivable		692
Other receivables		23,864
Total assets		1,982,223,774
Liabilities
Payable for investments purchased	$ 33,226,405
Payable for fund shares redeemed	3,554,132
Accrued management fee	906,468
Distribution fees payable	1,147,775
Other payables and accrued expenses	448,647
Collateral on securities loaned, at value	63,331,341
Total liabilities		102,614,768
Net Assets		$ 1,879,609,006
Net Assets consist of:
Paid in capital		$ 3,227,978,282
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(955,405,963)
Net unrealized appreciation (depreciation) on investments		(392,963,313)
Net Assets		$ 1,879,609,006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($211,429,059 ÷ 11,903,693 shares)		$17.76
Maximum offering price per share (100/94.25 of $17.76)		$18.84
Class T: Net Asset Value and redemption price per share ($645,014,623 ÷ 36,665,088 shares)		$17.59
Maximum offering price per share (100/96.50 of $17.59)		$18.23
Class B: Net Asset Value and offering price per share ($729,518,377 ÷ 42,399,401 shares) A		$17.21
Class C: Net Asset Value and offering price per share ($269,562,513 ÷ 15,623,908 shares) A		$17.25
Institutional Class: Net Asset Value, offering price and redemption price per share ($24,084,434 ÷ 1,345,721 shares)		$17.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 1,605,328
Interest		12,048,946
Security lending		296,659
Total income		13,950,933
Expenses
Management fee	$ 15,182,085
Transfer agent fees	8,952,393
Distribution fees	19,133,242
Accounting and security lending fees	507,935
Non-interested trustees' compensation	9,862
Custodian fees and expenses	52,649
Registration fees	260,122
Audit	36,832
Legal	14,562
Reports to shareholders	324,290
Miscellaneous	9,978
Total expenses before reductions	44,483,950
Expense reductions	(657,045)	43,826,905
Net investment income (loss)		(29,875,972)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(932,992,883)
Foreign currency transactions	(241,205)	(933,234,088)
Change in net unrealized appreciation (depreciation) on investment securities		(894,736,410)
Net gain (loss)		(1,827,970,498)
Net increase (decrease) in net assets resulting from operations		$ (1,857,846,470)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (29,875,972)	$ (24,231,633)
Net realized gain (loss)	(933,234,088)	186,238,777
Change in net unrealized appreciation (depreciation)	(894,736,410)	380,785,475
Net increase (decrease) in net assets resulting from operations	(1,857,846,470)	542,792,619
Distributions to shareholders from net realized gains	(158,820,424)	(61,167,152)
Share transactions - net increase (decrease)	311,727,022	2,237,686,987
Redemption fees	474,599	998,385
Total increase (decrease) in net assets	(1,704,465,273)	2,720,310,839
Net Assets
Beginning of period	3,584,074,279	863,763,440
End of period	$ 1,879,609,006	$ 3,584,074,279

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 36.23	$ 24.95	$ 14.88	$ 15.96	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.17)	(.19)	(.09)	(.08)	(.10)
Net realized and unrealized gain (loss)	(16.67)	13.04	10.15	.58	6.13
Total from investment operations	(16.84)	12.85	10.06	.50	6.03
Less Distributions
From net realized gain	(1.63)	(1.58)	-	(1.14)	(.08)
In excess of net realized gain	-	-	-	(.45)	-
Total distributions	(1.63)	(1.58)	-	(1.59)	(.08)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96
Total Return B, C, H	(48.83)%	53.76%	67.67%	4.20%	60.62%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 211,429	$ 388,756	$ 94,621	$ 15,414	$ 7,313
Ratio of expenses to average net assets before expense reductions	1.23%	1.16%	1.25%	1.39%	2.55% A, G
Ratio of expenses to average net assets after voluntary waivers	1.23%	1.16%	1.25%	1.39%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.21% F	1.15% F	1.24% F	1.35% F	1.70% A, F
Ratio of net investment income (loss) to average net assets	(.68)%	(.55)%	(.44)%	(.59)%	(.79)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 35.95	$ 24.76	$ 14.80	$ 15.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.22)	(.27)	(.14)	(.11)	(.11)
Net realized and unrealized gain (loss)	(16.55)	12.96	10.09	.56	6.09
Total from investment operations	(16.77)	12.69	9.95	.45	5.98
Less Distributions
From net realized gain	(1.59)	(1.51)	-	(1.12)	(.08)
In excess of net realized gain	-	-	-	(.45)	-
Total distributions	(1.59)	(1.51)	-	(1.57)	(.08)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91
Total Return B, C, G	(48.96)%	53.41%	67.30%	3.85%	60.12%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 645,015	$ 1,286,376	$ 349,533	$ 90,499	$ 57,624
Ratio of expenses to average net assets	1.43%	1.38%	1.47%	1.60%	1.92% A
Ratio of expenses to average net assets after all expense reductions	1.41% F	1.37% F	1.46% F	1.56% F	1.87% A, F
Ratio of net investment income (loss) to average net assets	(.88)%	(.77)%	(.65)%	(.80)%	(.93)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 35.33	$ 24.44	$ 14.68	$ 15.88	$ 12.88
Income from Investment Operations
Net investment income (loss) D	(.35)	(.45)	(.26)	(.20)	(.08)
Net realized and unrealized gain (loss)	(16.27)	12.78	10.01	.57	3.08
Total from investment operations	(16.62)	12.33	9.75	.37	3.00
Less Distributions
From net realized gain	(1.50)	(1.45)	-	(1.13)	-
In excess of net realized gain	-	-	-	(.45)	-
Total distributions	(1.50)	(1.45)	-	(1.58)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88
Total Return B, C, H	(49.28)%	52.57%	66.49%	3.27%	23.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 729,518	$ 1,372,523	$ 298,768	$ 31,041	$ 5,105
Ratio of expenses to average net assets before expense reductions	1.98%	1.91%	2.01%	2.21%	3.64% A, G
Ratio of expenses to average net assets after voluntary waivers	1.98%	1.91%	2.01%	2.21%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.96% F	1.91%	2.00% F	2.18% F	2.45%A, F
Ratio of net investment income (loss) to average net assets	(1.43)%	(1.30)%	(1.19)%	(1.40)%	(1.41)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 24.49	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.33)	(.44)	(.25)	(.17)
Net realized and unrealized gain (loss)	(16.30)	12.80	10.03	1.27
Total from investment operations	(16.63)	12.36	9.78	1.10
Less Distributions
From net realized gain	(1.51)	(1.47)	-	(.49)
In excess of net realized gain	-	-	-	(.20)
Total distributions	(1.51)	(1.47)	-	(.69)
Redemption fees added to paid in capital	.00	.01	.01	.01
Net asset value, end of period	$ 17.25	$ 35.39	$ 24.49	$ 14.70
Total Return B, C, G	(49.24)%	52.60%	66.60%	8.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 269,563	$ 472,462	$ 88,120	$ 6,754
Ratio of expenses to average net assets	1.94%	1.89%	1.97%	2.43% A
Ratio of expenses to average net assets after all expense reductions	1.91% F	1.89%	1.96% F	2.41% A, F
Ratio of net investment income (loss) to average net assets	(1.38)%	(1.28)%	(1.16)%	(1.64)% A
Portfolio turnover rate	181%	125%	170%	348%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 36.43	$ 25.05	$ 14.89	$ 15.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.09)	(.04)	(.04)	(.06)
Net realized and unrealized gain (loss)	(16.78)	13.08	10.19	.55	6.12
Total from investment operations	(16.86)	12.99	10.15	.51	6.06
Less Distributions
From net realized gain	(1.67)	(1.62)	-	(1.15)	(.09)
In excess of net realized gain	-	-	-	(.46)	-
Total distributions	(1.67)	(1.62)	-	(1.61)	(.09)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98
Total Return B, C	(48.67)%	54.16%	68.23%	4.26%	60.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 24,084	$ 63,957	$ 32,722	$ 7,060	$ 3,598
Ratio of expenses to average net assets before expense reductions	.86%	.87%	.98%	1.10%	3.21% A, G
Ratio of expenses to average net assets after voluntary waivers	.86%	.87%	.98%	1.10%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.84% F	.87%	.97% F	1.07% F	1.44% A, F
Ratio of net investment income (loss) to average net assets	(.31)%	(.26)%	(.17)%	(.30)%	(.50)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Technology

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 728,990	$ 4,343
Class T	4,610,543	14,306
Class B	10,144,346	7,613,168
Class C	3,649,363	1,709,896
	$ 19,133,242	$ 9,341,713

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent

Technology

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load - continued

deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 994,446	$ 438,953
Class T	1,176,451	373,987
Class B	2,942,475	2,942,475*
Class C	180,949	180,949*
	$ 5,294,321	$ 3,936,364

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,052,783.36
Class T	2,902,730.31
Class B	3,731,219.37
Class C	1,164,452.32
Institutional Class	101,209.24
	$ 8,952,393

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are

Technology

Notes to Financial Statements - continued

6. Security Lending - continued

disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $645,541 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $11,504.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net realized gain
Class A	$ 17,828,325	$ 7,085,822
Class T	57,794,074	23,787,352
Class B	59,508,457	21,305,447
Class C	20,797,037	6,504,599
Institutional Class	2,892,531	2,483,932
Total	$ 158,820,424	$ 61,167,152

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	4,600,277	8,424,700	$ 115,273,515	$ 295,468,953
Reinvestment of distributions	446,230	237,235	16,598,748	6,522,431
Shares redeemed	(3,874,254)	(1,723,055)	(88,298,986)	(61,402,666)
Net increase (decrease)	1,172,253	6,938,880	$ 43,573,277	$ 240,588,718
Class T Shares sold	11,759,322	27,387,834	$ 292,780,260	$ 953,611,598
Reinvestment of distributions	1,485,869	830,850	54,887,910	22,660,793
Shares redeemed	(12,359,380)	(6,556,121)	(282,699,062)	(226,095,777)
Net increase (decrease)	885,811	21,662,563	$ 64,969,108	$ 750,176,614
Class B Shares sold	10,358,486	29,573,993	$ 263,105,137	$ 1,007,811,583
Reinvestment of distributions	1,444,788	704,607	52,503,218	18,857,957
Shares redeemed	(8,253,903)	(3,655,139)	(182,031,959)	(126,658,754)
Net increase (decrease)	3,549,371	26,623,461	$ 133,576,396	$ 900,010,786
Class C Shares sold	6,072,806	11,070,359	$ 151,395,156	$ 381,491,987
Reinvestment of distributions	477,884	200,051	17,394,266	5,389,654
Shares redeemed	(4,276,332)	(1,519,630)	(92,339,909)	(52,707,538)
Net increase (decrease)	2,274,358	9,750,780	$ 76,449,513	$ 334,174,103
Institutional Class Shares sold	679,674	1,525,017	$ 18,133,333	$ 50,459,314
Reinvestment of distributions	50,395	67,708	1,884,268	1,853,690
Shares redeemed	(1,139,787)	(1,143,598)	(26,858,873)	(39,576,238)
Net increase (decrease)	(409,718)	449,127	$ (6,841,272)	$ 12,736,766

Technology

Advisor Telecommunications & Utilities Growth Fund - Class A

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL A	-26.09%	99.45%
Fidelity Adv Telecommunications & Utilities - CL A (incl. 5.75% sales charge)	-30.34%	87.98%
S&P 500	-14.33%	98.58%
GS Utilities	-18.05%	77.84%
Cumulative total returns show Class A shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class A shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL A	-26.09%	15.10%
Fidelity Adv Telecommunications & Utilities - CL A (incl. 5.75% sales charge)	-30.34%	13.72%
S&P 500	-14.33%	15.00%
GS Utilities	-18.05%	12.44%

Average annual returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth - Class A on September 3, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $18,798 - an 87.98% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $17,784 - a 77.84% increase.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class T

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL T	-26.29%	97.02%
Fidelity Adv Telecommunications & Utilities - CL T (incl. 3.50% sales charge)	-28.87%	90.12%
S&P 500	-14.33%	98.58%
GS Utilities	-18.05%	77.84%

Cumulative total returns show Class T shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class T shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL T	-26.29%	14.81%
Fidelity Adv Telecommunications & Utilities - CL T (incl. 3.50% sales charge)	-28.87%	13.98%
S&P 500	-14.33%	15.00%
GS Utilities	-18.05%	12.44%

Average annual returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by July 31, 2001, the value of the investment would have grown to $19,012 - a 90.12% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $17,784 - a 77.84% increase.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class B

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL B	-26.66%	92.54%
Fidelity Adv Telecommunications & Utilities - CL B (incl. contingent deferred sales charge)	-30.24%	90.54%
S&P 500	-14.33%	98.58%
GS Utilities	-18.05%	77.84%

Cumulative total returns show Class B shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class B shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL B	-26.66%	14.27%
Fidelity Adv Telecommunications & Utilities - CL B (incl. contingent deferred sales charge)	-30.24%	14.03%
S&P 500	-14.33%	15.00%
GS Utilities	-18.05%	12.44%

Average annual returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth - Class B on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment, including the effect of the contingent deferred sales charge, would have grown to $19,054 - a 90.54% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $17,784 - a 77.84% increase.

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class C

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T which bears a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL C	-26.62%	92.75%
Fidelity Adv Telecommunications & Utilities - CL C (incl. contingent deferred sales charge)	-27.34%	92.75%
S&P 500	-14.33%	98.58%
GS Utilities	-18.05%	77.84%

Cumulative total returns show Class C shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Class C shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - CL C	-26.62%	14.30%
Fidelity Adv Telecommunications & Utilities - CL C (incl. contingent deferred sales charge)	-27.34%	14.30%
S&P 500	-14.33%	15.00%
GS Utilities	-18.05%	12.44%

Average annual returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth - Class C on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $19,275 - a 92.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $17,784 - a 77.84% increase.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Tim Cohen, Portfolio Manager of Fidelity Advisor Telecommunications & Utilities Growth Fund

Q. How did the fund perform, Tim?

A. For the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -26.09%, -26.29%, -26.66% and -26.62%, respectively. These returns underperformed the Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - which returned -18.05%. The fund also lagged the Standard & Poor's 500 Index, which fell 14.33%.

A. For the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned -25.78%. This return underperformed the Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - which returned -18.05%. The fund also lagged the Standard & Poor's 500 Index, which fell 14.33%.

Q. What caused the fund to underperform the Goldman Sachs index during the past year?

A. During the first few months of the period, the fund held a larger percentage of poor-performing telecommunications equipment and wireless stocks that had been among the highest growth areas of the index. After a period of rapid growth through much of the 1990s, demand for telecom services and equipment plateaued in mid-2000, while the industry struggled with overcapacity at the same time. An abrupt economic slowdown put pressure on these industries as fearful investors fled higher growth stocks and sought refuge in more stable growth areas, such as electric utilities, which performed quite well. The wireless industry suffered from increasing competition, weakening demand and delays in rolling out next-generation services. After taking over the fund in September 2000, I began reducing its exposure to these high-growth areas, but perhaps not as quickly as I would have liked. Additionally, although my stock selection among electric utilities helped the fund's holdings outperform the electric utility holdings in the index, underweighting this strong-performing group hurt the fund's relative return.

Q. Since the beginning of 2001, the fund has outperformed the Goldman Sachs index by roughly four percentage points. What have you done to improve returns?

A. As I mentioned, staying significantly underexposed to both wireless and telecom equipment stocks certainly helped. Additionally, my decision to increase the fund's holdings of regional Bell operating companies (RBOCs) was a good one. These companies have been the least affected by the sector's overcapacity and have performed well. I also kept the fund underweighted in electric utilities. Although this strategy hurt the fund overall during the past year, it started to pay off during the latter part of the period as these stocks began to suffer. After reaching near-peak valuations, investors reacted pessimistically to the federal government's willingness to step into the California power crisis and set price controls, which could limit the earnings potential of these stocks. Also, aggressive plans for new power plant construction by independent power producers and a more lenient permitting process for new power plants could cause capacity growth to outstrip demand growth in the next few years, adding downward pressure on these stocks. I held a few electric utility stocks that I considered less susceptible to these negative trends, including AES, which derives roughly 70% of its earnings from international sources, and Southern Company, which is a well-run utility with a high dividend yield and minimum exposure to the independent power market.

Q. Can you elaborate on why you emphasized RBOCs?

A. Sure. I believed the RBOCs stood to benefit from their strong competitive positions in local markets, expansion into long-distance and the addition of higher-growth services such as digital subscriber lines (DSL), which provide customers with high speed Internet access. The regulatory climate was more favorable than at any other time during the past five years. The RBOCs continued to gain approvals to enter new long-distance markets, a likely source of incremental revenues. RBOCs by and large have been successful at bundling long-distance with local service and taking market share with minimal capital expenditure. Further, although the RBOCs were too aggressive in their projections for DSL penetration, this fast-growing segment could contribute to profits in the coming quarters. Finally, I believed these companies stood to benefit from any improvement in the economy.

Q. What stocks stood out as top performers? Which disappointed?

A. Growth in its wireless and long-distance business lines helped boost shares of Verizon. An 8% rise in second-quarter profit and better-than-expected earnings helped SBC Communications perform well. Wireless companies dominated the list of top detractors. They included Sprint Corp-PCS Group, Nextel Communications, China Mobile and Voicestream Wireless. I eliminated the latter two stocks from the fund during the past six months. Elsewhere, shares of communications tower company Pinnacle Holdings, which I sold off during the period, suffered from a Securities and Exchange Commission investigation into its accounting practices.

Q. What's your outlook, Tim?

A. Given the difficult economic environment, I plan to continue to emphasize the incumbent companies, or those with an established customer base, low debt and expanding business lines in their respective industries, such as the RBOCs. These companies are least affected by the current overcapacity and lack of additional funding in the sector and have reasonable growth opportunities. Many of their competitors are still relying heavily on the debt markets to propel their growth. Elsewhere, capital expenditures by telecom service providers peaked in 2000, and I expect it could take a couple of years of lower spending before it falls back to historical long-term trend levels.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $531 million

Manager: Tim Cohen, since 2000; joined Fidelity in 1996

3

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
AT&T Corp.	10.4
SBC Communications, Inc.	10.2
BellSouth Corp.	10.1
Verizon Communications	10.0
AES Corp.	8.2
Southern Co.	4.5
Citizens Communications Co.	3.4
Qwest Communications International, Inc.	3.4
EchoStar Communications Corp. Class A	2.6
CenturyTel, Inc.	2.5
65.3
Top Industries as of July 31, 2001
% of fund's net assets
Diversified Telecommunication Services	53.9%
Electric Utilities	19.9%
Wireless Telecommunication Services	6.5%
Media	5.7%
Gas Utilities	2.7%
All Others*	11.3%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
Tellium, Inc.	1,500	$ 19,725
DIVERSIFIED TELECOMMUNICATION SERVICES - 53.9%
ALLTEL Corp.	191,600	11,812,140
AT&T Corp.	2,743,064	55,437,323
BellSouth Corp.	1,315,200	53,528,640
CenturyTel, Inc.	430,300	13,322,088
Citizens Communications Co. (a)	1,467,500	18,006,225
Korea Telecom sponsored ADR	126,000	2,671,200
McLeodUSA, Inc. Class A (a)	266,800	650,992
Qwest Communications International, Inc.	687,295	17,869,670
SBC Communications, Inc.	1,206,515	54,329,370
Tycom Ltd.	384,600	5,615,160
Verizon Communications	981,000	53,121,150
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		286,363,958
ELECTRIC UTILITIES - 19.9%
AES Corp. (a)	1,137,300	43,558,590
Ameren Corp.	265,800	10,443,282
American Electric Power Co., Inc.	256,800	11,556,000
Entergy Corp.	237,300	8,898,750
Northeast Utilities	354,600	7,092,000
Southern Co.	1,030,700	24,221,450
TOTAL ELECTRIC UTILITIES		105,770,072
GAS UTILITIES - 2.7%
Kinder Morgan, Inc.	135,200	7,084,480
NiSource, Inc.	267,900	7,061,844
TOTAL GAS UTILITIES		14,146,324
INDUSTRIAL CONGLOMERATES - 1.6%
Tyco International Ltd.	157,400	8,373,680
MEDIA - 4.7%
AT&T Corp. - Liberty Media Group Class A (a)	213,400	3,356,782
EchoStar Communications Corp. Class A (a)	463,800	13,798,050
General Motors Corp. Class H	396,200	7,646,660
TOTAL MEDIA		24,801,492
MULTI-UTILITIES - 2.6%
Enron Corp.	116,900	5,301,415
SCANA Corp.	322,800	8,663,952
TOTAL MULTI-UTILITIES		13,965,367
WIRELESS TELECOMMUNICATION SERVICES - 6.5%
AT&T Wireless Services, Inc. (a)	80,675	1,507,816

	Shares	Value (Note 1)
Nextel Communications, Inc. Class A (a)	761,800	$ 12,683,970
Price Communications Corp. (a)	249,000	4,855,500
Sprint Corp. - PCS Group Series 1 (a)	76,400	1,980,288
Triton PCS Holdings, Inc. Class A (a)	74,400	2,879,280
Vodafone Group PLC sponsored ADR	312,900	6,742,995
Western Wireless Corp. Class A (a)	100,300	3,902,673
TOTAL WIRELESS TELECOMMUNICATION SERVICES		34,552,522
TOTAL COMMON STOCKS (Cost $493,111,630)		487,993,140
Convertible Bonds - 1.0%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 1.0%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $5,700,000)	Caa1	$ 5,700,000	5,450,625
Cash Equivalents - 10.1%
	Shares
Fidelity Cash Central Fund, 3.98% (b)	40,680,600	40,680,600
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	13,294,784	13,294,784
TOTAL CASH EQUIVALENTS (Cost $53,975,384)		53,975,384
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $552,787,014)		547,419,149
NET OTHER ASSETS - (3.0)%		(16,194,874)
NET ASSETS - 100%		$ 531,224,275
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,450,625 or 1.0%
of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,278,585,014 and $1,211,637,415, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $36,008 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $574,124,617. Net unrealized depreciation aggregated $26,705,468, of which $28,823,153 related to appreciated investment securities and $55,528,621 related to depreciated investment securities.

The fund hereby designates approximately $7,247,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2001, the fund had a capital loss carryforward of approximately $78,495,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $98,136,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

Class A designates 17%; Class T designates 19%; Class B designates 22%; Class C designates 22%; Institutional Class designates 17% of the dividends distributed in September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $12,755,932) (cost $552,787,014) - See accompanying schedule		$ 547,419,149
Receivable for investments sold		13,712,914
Receivable for fund shares sold		641,684
Dividends receivable		1,168,055
Interest receivable		168,189
Redemption fees receivable		13
Other receivables		8,447
Total assets		563,118,451
Liabilities
Payable for investments purchased	$ 16,610,458
Payable for fund shares redeemed	1,282,930
Accrued management fee	252,868
Distribution fees payable	341,406
Other payables and accrued expenses	111,730
Collateral on securities loaned, at value	13,294,784
Total liabilities		31,894,176
Net Assets		$ 531,224,275
Net Assets consist of:
Paid in capital		$ 734,720,592
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(198,128,452)
Net unrealized appreciation (depreciation) on investments		(5,367,865)
Net Assets		$ 531,224,275
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($54,264,813 ÷ 3,574,646 shares)		$15.18
Maximum offering price per share (100/94.25 of $15.18)		$16.11
Class T: Net Asset Value and redemption price per share ($149,618,436 ÷ 9,899,163 shares)		$15.11
Maximum offering price per share (100/96.50 of $15.11)		$15.66
Class B: Net Asset Value and offering price per share ($213,767,486 ÷ 14,398,454 shares) A		$14.85
Class C: Net Asset Value and offering price per share ($104,628,067 ÷ 7,045,240 shares) A		$14.85
Institutional Class: Net Asset Value, offering price and redemption price per share ($8,945,473 ÷ 584,273 shares)		$15.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 6,484,646
Interest		2,246,357
Security lending		121,006
Total income		8,852,009
Expenses
Management fee	$ 3,368,678
Transfer agent fees	1,943,112
Distribution fees	4,410,906
Accounting and security lending fees	201,193
Non-interested trustees' compensation	2,104
Custodian fees and expenses	27,963
Registration fees	140,710
Audit	31,909
Legal	2,980
Reports to shareholders	71,870
Miscellaneous	2,056
Total expenses before reductions	10,203,481
Expense reductions	(305,693)	9,897,788
Net investment income (loss)		(1,045,779)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(193,174,974)
Foreign currency transactions	(6,352)	(193,181,326)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,156,965
Assets and liabilities in foreign currencies	77	3,157,042
Net gain (loss)		(190,024,284)
Net increase (decrease) in net assets resulting from operations		$ (191,070,063)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (1,045,779)	$ 8,004,515
Net realized gain (loss)	(193,181,326)	5,812,905
Change in net unrealized appreciation (depreciation)	3,157,042	(29,591,130)
Net increase (decrease) in net assets resulting from operations	(191,070,063)	(15,773,710)
Distributions to shareholders From net investment income	(7,638,113)	(131,762)
From net realized gain	(8,564,478)	(9,708,813)
Total distributions	(16,202,591)	(9,840,575)
Share transactions - net increase (decrease)	82,088,450	506,119,403
Redemption fees	99,970	184,716
Total increase (decrease) in net assets	(125,084,234)	480,689,834
Net Assets
Beginning of period	656,308,509	175,618,675
End of period (including undistributed net investment income of $0 and $7,856,163, respectively)	$ 531,224,275	$ 656,308,509

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.08	$ 20.31	$ 16.00	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.53 G	.05	(.02)	.12
Net realized and unrealized gain (loss)	(5.41)	1.29 H	5.45	4.19	3.09
Total from investment operations	(5.36)	1.82	5.50	4.17	3.21
Less Distributions
From net investment income	(.28)	(.05)	-	(.04)	(.03)
From net realized gain	(.26)	(1.01)	(1.20)	(1.21)	(.11)
Total distributions	(.54)	(1.06)	(1.20)	(1.25)	(.14)
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07
Total Return B, C, J	(26.09)%	9.59%	38.83%	33.99%	32.36%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 54,265	$ 61,610	$ 14,400	$ 3,186	$ 531
Ratio of expenses to average net assets before expense reductions	1.25%	1.20%	1.34%	2.18%	11.11% A, I
Ratio of expenses to average net assets after voluntary waivers	1.25%	1.20%	1.34%	1.75%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.20% F	1.17% F	1.32% F	1.72% F	1.75% A
Ratio of net investment income (loss) to average net assets	.32%	2.39%	.30%	(.11)%	1.09% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.01	$ 20.23	$ 15.95	$ 13.03	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.47 G	.01	(.04)	.08
Net realized and unrealized gain (loss)	(5.40)	1.31 H	5.43	4.17	3.09
Total from investment operations	(5.39)	1.78	5.44	4.13	3.17
Less Distributions
From net investment income	(.25)	(.01)	-	(.03)	(.03)
From net realized gain	(.26)	(1.00)	(1.17)	(1.19)	(.11)
Total distributions	(.51)	(1.01)	(1.17)	(1.22)	(.14)
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03
Total Return B, C, J	(26.29)%	9.41%	38.45%	33.72%	31.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,618	$ 225,415	$ 65,085	$ 19,918	$ 7,085
Ratio of expenses to average net assets before expense reductions	1.49%	1.44%	1.58%	1.94%	3.66% A, I
Ratio of expenses to average net assets after voluntary waivers	1.49%	1.44%	1.58%	1.94%	2.00% A
Ratio of expenses to average net assets after all expense reductions	1.44% F	1.41% F	1.55% F	1.90% F	2.00% A
Ratio of net investment income (loss) to average net assets	.08%	2.16%	.07%	(.23)%	.79% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.72	$ 20.02	$ 15.83	$ 13.01	$ 11.76
Income from Investment Operations
Net investment income (loss) D	(.07)	.35 G	(.08)	(.13)	.02
Net realized and unrealized gain (loss)	(5.33)	1.29 H	5.39	4.16	1.23
Total from investment operations	(5.40)	1.64	5.31	4.03	1.25
Less Distributions
From net investment income	(.21)	-	-	(.03)	-
From net realized gain	(.26)	(.95)	(1.13)	(1.19)	-
Total distributions	(.47)	(.95)	(1.13)	(1.22)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01
Total Return B, C, J	(26.66)%	8.77%	37.76%	32.97%	10.63%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 213,767	$ 242,888	$ 65,645	$ 12,919	$ 2,039
Ratio of expenses to average net assets before expense reductions	2.01%	1.96%	2.08%	2.63%	6.37% A, I
Ratio of expenses to average net assets after voluntary waivers	2.01%	1.96%	2.08%	2.50%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.96% F	1.93% F	2.05% F	2.47% F	2.50% A
Ratio of net investment income (loss) to average net assets	(.44)%	1.63%	(.43)%	(.85)%	.32% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.71	$ 20.01	$ 15.85	$ 13.90
Income from Investment Operations
Net investment income (loss) D	(.06)	.36 G	(.08)	(.10)
Net realized and unrealized gain (loss)	(5.33)	1.29 H	5.38	3.16
Total from investment operations	(5.39)	1.65	5.30	3.06
Less Distributions
From net investment income	(.21)	-	-	(.02)
From net realized gain	(.26)	(.96)	(1.15)	(1.10)
Total distributions	(.47)	(.96)	(1.15)	(1.12)
Redemption fees added to paid in capital	.00	.01	.01	.01
Net asset value, end of period	$ 14.85	$ 20.71	$ 20.01	$ 15.85
Total Return B, C, J	(26.62)%	8.84%	37.72%	23.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 104,628	$ 107,332	$ 23,524	$ 3,489
Ratio of expenses to average net assets before expense reductions	1.96%	1.93%	2.07%	3.16% A, I
Ratio of expenses to average net assets after voluntary waivers	1.96%	1.93%	2.07%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.91% F	1.90% F	2.04% F	2.48% A, F
Ratio of net investment income (loss) to average net assets	(.39)%	1.66%	(.43)%	(.91)% A
Portfolio turnover rate	220%	172%	149%	151%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.19	$ 20.38	$ 16.02	$ 13.09	$ 10.00
Income from Investment Operations
Net investment income D	.12	.60 G	.11	.04	.14
Net realized and unrealized gain (loss)	(5.44)	1.29 H	5.46	4.17	3.10
Total from investment operations	(5.32)	1.89	5.57	4.21	3.24
Less Distributions
From net investment income	(.30)	(.08)	-	(.07)	(.04)
From net realized gain	(.26)	(1.01)	(1.22)	(1.22)	(.11)
Total distributions	(.56)	(1.09)	(1.22)	(1.29)	(.15)
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09
Total Return B, C	(25.78)%	9.93%	39.31%	34.36%	32.68%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,945	$ 19,064	$ 6,963	$ 3,430	$ 2,246
Ratio of expenses to average net assets before expense reductions	.85%	.88%	1.02%	1.46%	4.40% A, I
Ratio of expenses to average net assets after voluntary waivers	.85%	.88%	1.02%	1.46%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.80% F	.85% F	.99% F	1.43% F	1.50% A
Ratio of net investment income to average net assets	.72%	2.71%	.63%	.30%	1.29% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 144,285	$ 664
Class T	888,781	6,440
Class B	2,290,397	1,718,583
Class C	1,087,443	645,279
	$ 4,410,906	$ 2,370,966

Telecommunications & Utilities Growth

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 294,853	$ 159,849
Class T	328,088	126,059
Class B	683,327	683,327*
Class C	56,127	56,127*
	$ 1,362,395	$ 1,025,362

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 197,716.34
Class T	590,898.33
Class B	808,339.35
Class C	325,000.30
Institutional Class	21,159.19
	$ 1,943,112

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Telecommunications & Utilities Growth

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $305,693 of the fund's expenses.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 862,734	$ 50,727
Class T	2,751,634	44,737
Class B	2,616,316	-
Class C	1,192,081	-
Institutional Class	215,348	36,298
Total	$ 7,638,113	$ 131,762
From net realized gain
Class A	$ 801,074	$ 861,222
Class T	2,861,669	3,344,354
Class B	3,239,248	3,638,195
Class C	1,475,852	1,410,079
Institutional Class	186,635	454,963
Total	$ 8,564,478	$ 9,708,813
	$ 16,202,591	$ 9,840,575

Telecommunications & Utilities Growth

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2001	2000	2001	2000

Class A Shares sold	1,931,478	2,565,037	$ 33,275,703	$ 57,561,045
Reinvestment of distributions	73,413	41,815	1,502,746	806,725
Shares redeemed	(1,353,079)	(393,127)	(22,216,472)	(8,744,396)
Net increase (decrease)	651,812	2,213,725	$ 12,561,977	$ 49,623,374
Class T Shares sold	4,273,144	9,308,596	$ 74,172,088	$ 208,570,308
Reinvestment of distributions	256,066	164,097	5,228,877	3,148,401
Shares redeemed	(5,360,443)	(1,959,118)	(89,635,391)	(42,565,130)
Net increase (decrease)	(831,233)	7,513,575	$ (10,234,426)	$ 169,153,579
Class B Shares sold	5,799,459	9,362,252	$ 99,758,338	$ 206,438,662
Reinvestment of distributions	238,300	148,897	4,806,511	2,811,062
Shares redeemed	(3,360,872)	(1,069,319)	(53,399,012)	(23,089,637)
Net increase (decrease)	2,676,887	8,441,830	$ 51,165,837	$ 186,160,087
Class C Shares sold	3,665,125	4,421,163	$ 63,045,214	$ 97,339,055
Reinvestment of distributions	104,466	57,275	2,106,036	1,081,246
Shares redeemed	(1,906,444)	(472,031)	(30,489,563)	(10,178,423)
Net increase (decrease)	1,863,147	4,006,407	$ 34,661,687	$ 88,241,878
Institutional Class Shares sold	340,825	769,831	$ 5,962,193	$ 17,282,002
Reinvestment of distributions	7,861	17,930	161,693	342,839
Shares redeemed	(663,878)	(230,031)	(12,190,511)	(4,684,356)
Net increase (decrease)	(315,192)	557,730	$ (6,066,625)	$ 12,940,485

Telecommunications & Utilities Growth

Independent Auditors' Report

To the Trustees and Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund, (the Funds), each fund of Fidelity Advisor Series VII (the Trust), including the portfolios of investments, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund as of July 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 10, 2001

Annual Report

Distributions

The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Consumer Industries

	Pay Date	Record Date	Dividends	Capital Gains
Class A	9/10/01	9/7/01	-	$0.35
Class T	9/10/01	9/7/01	-	$0.35
Class B	9/10/01	9/7/01	-	$0.35
Class C	9/10/01	9/7/01	-	$0.35

Financial Services

	Pay Date	Record Date	Dividends	Capital Gains
Class A	9/10/01	9/7/01	$0.08	-
Class T	9/10/01	9/7/01	$0.05	-
Class B	9/10/01	9/7/01	-	-
Class C	9/10/01	9/7/01	-	-

Natural Resources

	Pay Date	Record Date	Dividends	Capital Gains
Class A	9/10/01	9/7/01	$0.10	$1.70
Class T	9/10/01	9/7/01	$0.04	$1.70
Class B	9/10/01	9/7/01	-	$1.70
Class C	9/10/01	9/7/01	-	$1.70

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

Printed on Recycled Paper

AFOC-PROANN-0901 143372
1.536453.104

(2_fidelity_logos)

Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

for the year ending
July 31, 2001

and

Prospectus

dated September 24, 2001

Contents

Performance Overview	A-4
Biotechnology	A-5	Performance
	A-6	Fund Talk: The Manager's Overview
	A-7	Investment Summary
	A-8	Investments
	A-10	Financial Statements
	A-14	Notes to the Financial Statements
Consumer Industries	A-19	Performance
	A-20	Fund Talk: The Manager's Overview
	A-21	Investment Summary
	A-22	Investments
	A-25	Financial Statements
	A-29	Notes to the Financial Statements
Developing Communications	A-47	Performance
	A-48	Fund Talk: The Manager's Overview
	A-49	Investment Summary
	A-50	Investments
	A-52	Financial Statements
	A-56	Notes to the Financial Statements
Electronics	A-60	Performance
	A-61	Fund Talk: The Manager's Overview
	A-62	Investment Summary
	A-63	Investments
	A-65	Financial Statements
	A-69	Notes to the Financial Statements
Financial Services	A-73	Performance
	A-74	Fund Talk: The Manager's Overview
	A-75	Investment Summary
	A-76	Investments
	A-78	Financial Statements
	A-82	Notes to the Financial Statements
Health Care	A-86	Performance
	A-87	Fund Talk: The Manager's Overview
	A-88	Investment Summary
	A-89	Investments
	A-91	Financial Statements
	A-95	Notes to the Financial Statements
Natural Resources	A-99	Performance
	A-100	Fund Talk: The Manager's Overview
	A-101	Investment Summary
	A-102	Investments
	A-104	Financial Statements
	A-108	Notes to the Financial Statements
Technology	A-112	Performance
	A-113	Fund Talk: The Manager's Overview
	A-114	Investment Summary
	A-115	Investments
	A-119	Financial Statements
	A-123	Notes to the Financial Statements
Telecommunications & Utilities Growth	A-127	Performance
	A-128	Fund Talk: The Manager's Overview
	A-129	Investment Summary
	A-130	Investments
	A-132	Financial Statements
	A-136	Notes to the Financial Statements
Independent Auditors' Report	A-141
Distributions	A-142
Prospectus	P-1

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Performance Overview

Returns of 20% or more that seemed so easy to achieve just a couple of years ago were few and far between during the 12 months ending July 31, 2001. In that time, the U.S. economy went from red hot to stone cold, the technology-rich NASDAQ Composite® Index lost almost half of its value, and we saw a nearly wholesale rotation away from large-cap growth investing to a preference for small-cap value stocks.

When the period opened, the Federal Reserve Board had recently completed its yearlong cycle of interest-rate hikes in an attempt to keep a lid on inflation while slowing the dramatic growth of the U.S. economy. Ultimately, those cuts worked - perhaps too well, because on top of the Fed's rate cuts, energy prices began to soar to unprecedented levels. High oil and gas prices alone have the potential to cool economic growth; in conjunction with the Fed's efforts, the combination was overwhelming. Economic growth quickly slammed to a halt, and consumer confidence began to wane.

As corporate capital expenditures dried up against this economic backdrop, overcapacity became a serious issue, particularly in the technology and telecommunications sectors. Excess inventory was greeted by little demand, resulting in reduced earnings, poor stock performance and a growing number of layoffs. Once again, the Fed entered into the picture, but this time its mission was to prevent a recession. In December 2000, the Fed announced a shift to an easing bias, and then followed through a few weeks later with a surprise, inter-meeting rate cut of 0.50% on January 3. Five more rate cuts would follow in the next several months. Still, many industries continued to fall from grace. Some tech and telecom stocks saw years of price appreciation wiped out in a matter of months. Biotechnology stocks suffered from their perception as tech-like performers, and large-cap pharmaceutical stocks - traditionally considered a less risky proposition in a down economy - encountered a host of company-specific problems that led to their poor performance.

Despite the negativity that pervaded much of the market, several pockets of strength emerged from the gloom. A number of investors, conceding that they could no longer ride the coattails of a rapidly advancing sector - as many did with technology several years ago - refocused on individual company fundamentals, earnings and valuations. Some found attractive opportunities in value stocks - the previously out-of-favor, beaten down securities that went largely ignored during the bull market run of the late 1990s. Many of the companies considered "value" plays offered the real earnings, steady revenues and reasonable valuations that investors thirsted for. Cyclical stocks - given their ability to appreciate quickly in an economic rebound - also were bid up. Most of the value and cyclical winners were mid- to small-cap companies, as their large-cap counterparts continued to struggle with poor earnings outlooks.

For the overall 12-month period ending July 31, 2001, smaller-cap value stocks had a decided performance advantage over larger-cap growth stocks. For example, the Russell 2000® Value Index - a measure of small-cap value stock performance - gained 23.75% during the period. Meanwhile, its large-cap growth counterpart, the Russell 1000® Growth Index, declined 35.06%. Other growth-oriented indexes also posted losses. The large-cap weighted Standard & Poor's 500SM Index fell 14.33%, while the tech-heavy NASDAQ Composite Index staggered to a -46.06% return. The Dow Jones Industrial AverageSM, a blend of 30 blue-chip companies - 23 of which fall into the value category - finished the period up 1.68%.

Turning to individual sectors, technology was far and away the weakest performer of the past 12 months. The overcapacity in many tech industries - from PCs to semiconductors - still troubled the sector at period end as corporate capital expenditures remained low. Yet valuations in the sector remained high on a price-to-earnings basis because some companies' profits had fallen more than their stock price.

At the other end of the spectrum, financial services stocks were among the market's best performers. Government-sponsored enterprises, such as low-cost mortgage providers Fannie Mae and Freddie Mac, and student loan provider USA Education, were standouts. Banks also reaped the benefits of the lower interest-rate environment. Others, however, such as Charles Schwab and Morgan Stanley, suffered from low levels of initial public offerings, poor trading volumes and a slowdown in mergers and acquisitions.

Overall, cyclical industries stocks also outperformed the broader market during the past 12 months. Investors turned their attention away from high-growth, higher-risk stocks in favor of those that could benefit in the early stages of a potential economic recovery.

The natural resources sector also had a positive year. Tight supplies, high demand and higher prices of oil and gas led to improved stock prices for most of the period, as did an increase in exploration activity. However, a number of these stocks gave up some of their gains later in the period as the supply/demand picture stabilized and energy prices trended downward.

One of the more volatile sectors of the past 12 months, health care finished the period with mixed results. Large-cap drug stocks were the early leaders, but lagged in the second half for a variety of reasons, including patent expirations, higher valuations, and several new product introductions that failed to materialize. Weakness in biotechnology stocks also hampered the sector's absolute performance. On the positive side of the marketplace, health maintenance organizations (HMOs) had a strong year.

Likewise, stocks in the consumer industries sector demonstrated up-and-down performance. Falling prices at the pump and President's Bush's tax cut program late in the period helped keep consumer spending relatively strong in the face of the economic slowdown. Restaurants had a solid back-half of the year, as did media and leisure stocks. Retail stocks faltered, however.

Aside from technology, telecommunications had the weakest performance of the sector groups covered in this report. Demand for wireless and other telecom services - already faced with excess inventory - dropped sharply at the outset of the period, and never really recovered. Utilities fared much better, particularly electric utilities stocks, which benefited from shortages of electricity and the high costs of meeting demand.

Annual Report

Advisor Biotechnology Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity® Adv Biotechnology - Inst CL	-29.10%
S&P 500 ®	-8.21%
GS Health Care	-11.39%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance both of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have been $7,090 - a 29.10% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have been $8,861 - an 11.39% decrease.

Annual Report

Advisor Biotechnology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Brian Younger, Portfolio Manager of Fidelity Advisor Biotechnology Fund

Q. How did the fund perform, Brian?

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -29.10%, -29.30%, -29.50% and -29.50%, respectively. By comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - fell 11.39%. During the same period, the Standard & Poor's 500 Index declined 8.21%. Going forward, we'll look at the performance of the fund and its benchmarks at both six- and 12-month intervals.

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Institutional Class shares returned -29.10%. By comparison, the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - fell 11.39%. During the same period, the Standard & Poor's 500 Index declined 8.21%. Going forward, we'll look at the performance of the fund and its benchmarks at both six- and 12-month intervals.

Q. What caused the fund to underperform both the S&P 500® and the Goldman Sachs index since its inception?

A. It continued to be a challenging market environment for biotechnology stocks. For the most part, investors rewarded established companies with stable earnings growth in other areas of the market as reflected by the S&P 500, and were unwilling to recognize the long-term potential that biotechnology companies offer. The Goldman Sachs index includes stocks from several areas of the health care sector - such as health care equipment and health maintenance organizations - that performed better than the biotechnology stocks this fund emphasized. The disappointing performance of the fund's holdings in larger, branded pharmaceutical companies - such as Schering-Plough and Merck - which are typically perceived as good investments in a slowing economy, also hurt relative returns. I sold off our holdings in both of these companies.

Q. Did you implement any new strategies?

A. Not particularly. My strategy remained twofold. First, the fund owned established companies with existing products on the market, multiple products in the late-stage development phase of human clinical trials, and those with the potential to exceed revenue and earnings expectations. The second component of my strategy was to identify earlier-stage, emerging drug-development companies that had the best potential to be winners in the long term. During the past three months, I positioned the fund with slightly more emphasis on selected established companies with products in the later stages of clinical trials, such as Amgen. These companies could experience a substantial boost in their valuations should their products gain approval by the Food and Drug Administration (FDA). In the case of Amgen, the company was expecting near-term approval of its anemia drug, Aranesp.

Q. What specific stocks were top contributors?

A. Investors rewarded ImClone Systems, the fund's top contributor, for positive data on the company's lead drug candidate for the treatment of colorectal cancer. The company filed for FDA approval, which could occur in early 2002. Gilead Sciences, another winner, performed well after the company received new positive clinical data on two drugs: Tenofovir, for treatment of HIV; and Adefovir, to treat hepatitis B. Lastly, Genzyme contributed meaningfully to performance, as it continued its streak of beating the market's quarterly earnings expectations in the second quarter of 2001 due to strong sales for its dialysis treatment, RenaGel.

Q. What stocks delivered disappointing results?

A. Immunex was pressured by its struggle to overcome a supply crunch for its rheumatoid arthritis drug, Enbrel, and concerns about the company's ability to meet brisk demand for the drug. Immunex's stock, the fund's top detractor, also was hurt by speculation that the company would not open its new Rhode Island production facility for Enbrel in mid-2002 as scheduled. Additionally, the next major drug in its pipeline, Nuvance, failed to show a significant benefit during clinical trials for asthma patients. Millennium Pharmaceuticals underperformed because of the market's perception that it is a high-risk growth stock - a category that fell out of favor. Millennium's fundamentals actually strengthened during the year, and I remained confident in the company's long-term outlook. Although I underweighted Applera Corp.-Applied Biosystems Group, the stock disappointed investors after the company failed to meet earnings expectations during the first two quarters of 2001 due to a temporary slowdown in demand for scientific instrumentation products.

Q. What's your outlook, Brian?

A. I'm fairly positive for a few reasons. The majority of biotechnology companies met or exceeded revenue and earnings expectations during the first two quarters of 2001. Second, I'm expecting a significantly higher number of FDA approvals to occur in the second half of 2001, which could remind investors of the opportunity and growth potential for these companies. Finally, the performance of biotechnology stocks historically has been driven by the amount of news flow generated from clinical developments. During the next few months, there are several major scientific medical conferences that should highlight the continued advancement of biological therapies for major human diseases.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Advisor Biotechnology Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2001, more than
$28 million

Manager: Brian Younger, since inception; joined Fidelity in 1998

3

Biotechnology

Advisor Biotechnology Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Amgen, Inc.	10.6
IDEC Pharmaceuticals Corp.	5.4
Gilead Sciences, Inc.	5.3
Medimmune, Inc.	5.3
Millennium Pharmaceuticals, Inc.	5.0
Human Genome Sciences, Inc.	4.7
Pfizer, Inc.	4.1
Genzyme Corp. - General Division	3.9
Invitrogen Corp.	3.4
ImClone Systems, Inc.	2.9
50.6
Top Industries as of July 31, 2001
% of fund's net assets
Biotechnology	78.5%
Pharmaceuticals	14.2%
Health Care Equipment & Supplies	2.2%
All Others *	5.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 77.9%
Abgenix, Inc. (a)	12,070	$ 350,996
Affymetrix, Inc. (a)	7,300	182,208
Alkermes, Inc. (a)	15,640	445,740
Amgen, Inc. (a)	47,510	2,979,349
Applera Corp. - Celera Genomics Group (a)	16,040	491,305
Aviron (a)	1,000	26,300
Biogen, Inc. (a)	8,330	472,228
Biotransplant, Inc. (a)	6,680	44,622
Cambridge Antibody Technology Group PLC (a)	3,900	92,862
Celgene Corp. (a)	16,220	424,640
Cell Therapeutics, Inc. (a)	1,420	43,395
Celltech Group PLC (a)	3,500	52,897
Cephalon, Inc. (a)	12,320	787,248
Chiron Corp. (a)	110	4,719
COR Therapeutics, Inc. (a)	15,450	410,198
Corvas International, Inc. (a)	7,500	59,925
Cubist Pharmaceuticals, Inc. (a)	900	32,301
CV Therapeutics, Inc. (a)	7,640	343,112
Decode Genetics, Inc.	10,840	90,514
Enzon, Inc. (a)	2,500	160,625
Exelixis, Inc. (a)	10,510	177,304
Genentech, Inc. (a)	9,190	388,737
Genzyme Corp. - General Division (a)	19,620	1,098,720
Gilead Sciences, Inc. (a)	29,100	1,492,539
Human Genome Sciences, Inc. (a)	26,000	1,320,280
ICOS Corp. (a)	5,950	365,033
IDEC Pharmaceuticals Corp. (a)	28,210	1,522,776
Ilex Oncology, Inc. (a)	1,120	26,600
Immunex Corp. (a)	48,090	741,548
ImmunoGen, Inc. (a)	500	7,680
Invitrogen Corp. (a)	14,750	944,443
Medarex, Inc. (a)	12,890	274,428
Medimmune, Inc. (a)	38,700	1,490,724
Millennium Pharmaceuticals, Inc. (a)	44,900	1,404,472
Myriad Genetics, Inc. (a)	2,740	125,684
Neurocrine Biosciences, Inc. (a)	4,900	165,620
OSI Pharmaceuticals, Inc. (a)	6,760	292,776
Oxford Glycosciences PLC	3,210	45,951
Protein Design Labs, Inc. (a)	11,640	648,348
Regeneron Pharmaceuticals, Inc. (a)	8,740	234,844
Sepracor, Inc. (a)	11,196	493,296
Serologicals Corp. (a)	3,430	75,906
Tanox, Inc. (a)	350	4,459
Techne Corp. (a)	7,210	211,181
Transkaryotic Therapies, Inc. (a)	5,040	145,606
Tularik, Inc. (a)	2,130	50,481

	Shares	Value (Note 1)
Vertex Pharmaceuticals, Inc. (a)	14,050	$ 561,298
XOMA Ltd. (a)	3,300	39,765
TOTAL BIOTECHNOLOGY		21,845,683
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
Thermo Electron Corp.	500	11,400
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Applera Corp. - Applied Biosystems Group	12,950	365,190
Cygnus, Inc. (a)	2,480	23,808
Inhale Therapeutic Systems, Inc. (a)	1,130	17,526
Medtronic, Inc.	4,700	225,741
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		632,265
PHARMACEUTICALS - 14.2%
American Home Products Corp.	9,900	597,069
AstraZeneca PLC sponsored ADR	3,800	191,710
Bristol-Myers Squibb Co.	4,040	238,926
Guilford Pharmaceuticals, Inc. (a)	3,900	63,219
ImClone Systems, Inc. (a)	19,170	821,626
InterMune, Inc. (a)	6,150	256,824
Ligand Pharmaceuticals, Inc. Class B (a)	1,400	14,070
NPS Pharmaceuticals, Inc. (a)	820	25,748
Pfizer, Inc.	27,570	1,136,435
PRAECIS Pharmaceuticals, Inc. (a)	1,730	18,944
Sanofi-Synthelabo SA	9,200	578,386
Versicor, Inc.	3,110	38,875
TOTAL PHARMACEUTICALS		3,981,832
TOTAL COMMON STOCKS (Cost $28,587,911)		26,471,180
Convertible Bonds - 0.6%
Moody's Ratings (unaudited)		Principal Amount
BIOTECHNOLOGY - 0.6%
Cell Therapeutics, Inc. 5.75% 6/15/08 (c) (Cost $135,971)	-	$ 140,000	151,900
Cash Equivalents - 5.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b) (Cost $1,625,255)	1,625,255	$ 1,625,255
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $30,349,137)	28,248,335
NET OTHER ASSETS - (0.7)%	(189,259)
NET ASSETS - 100%	$ 28,059,076
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $151,900 or 0.6% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,807,051 and $5,936,750, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $159 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $30,466,290. Net unrealized depreciation aggregated $2,217,955, of which $1,371,883 related to appreciated investment securities and $3,589,838 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $952,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $30,349,137) - See accompanying schedule		$ 28,248,335
Receivable for investments sold		675,755
Receivable for fund shares sold		180,187
Dividends receivable		2,628
Interest receivable		6,514
Prepaid expenses		24,116
Receivable from investment adviser for expense reductions		42,751
Total assets		29,180,286
Liabilities
Payable for investments purchased	$ 995,849
Payable for fund shares redeemed	66,930
Distribution fees payable	16,162
Other payables and accrued expenses	42,269
Total liabilities		1,121,210
Net Assets		$ 28,059,076
Net Assets consist of:
Paid in capital		$ 31,306,283
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,146,419)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,100,788)
Net Assets		$ 28,059,076
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,232,051 ÷ 596,985 shares)		$7.09
Maximum offering price per share (100/94.25 of $7.09)		$7.52
Class T: Net Asset Value and redemption price per share ($7,720,858 ÷ 1,091,417 shares)		$7.07
Maximum offering price per share (100/96.50 of $7.07)		$7.33
Class B: Net Asset Value and offering price per share ($8,874,624 ÷ 1,258,280 shares) A		$7.05
Class C: Net Asset Value and offering price per share ($6,320,939 ÷ 896,659 shares) A		$7.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($910,604 ÷ 128,380 shares)		$7.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	December 27, 2000 (commencement of operations) to July 31, 2001
Investment Income Dividends		$ 19,390
Interest		33,628
Total income		53,018
Expenses
Management fee	$ 55,814
Transfer agent fees	46,145
Distribution fees	69,004
Accounting fees and expenses	36,849
Non-interested trustees' compensation	26
Custodian fees and expenses	13,787
Registration fees	89,652
Audit	22,791
Legal	1,212
Reports to shareholders	2,626
Miscellaneous	38
Total expenses before reductions	337,944
Expense reductions	(149,256)	188,688
Net investment income (loss)		(135,670)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,146,419)
Foreign currency transactions	(168)	(1,146,587)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,100,802)
Assets and liabilities in foreign currencies	14	(2,100,788)
Net gain (loss)		(3,247,375)
Net increase (decrease) in net assets resulting from operations		$ (3,383,045)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	December 27, 2000 (commencement of operations) to July 31, 2001
Operations Net investment income (loss)	$ (135,670)
Net realized gain (loss)	(1,146,587)
Change in net unrealized appreciation (depreciation)	(2,100,788)
Net increase (decrease) in net assets resulting from operations	(3,383,045)
Share transactions - net increase (decrease)	31,428,665
Redemption fees	13,456
Total increase (decrease) in net assets	28,059,076
Net Assets
Beginning of period	-
End of period	$ 28,059,076

Financial Highlights - Class A

Year ended July 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)
Net realized and unrealized gain (loss)	(2.88)
Total from investment operations	(2.92)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.09
Total Return B, C, H	(29.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,232
Ratio of expenses to average net assets before expense reductions	3.07% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.49% A, F
Ratio of net investment income (loss) to average net assets	(.94)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class A shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class T

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.94)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.07
Total Return B, C, H	(29.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,721
Ratio of expenses to average net assets before expense reductions	3.29% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.74% A, F
Ratio of net investment income (loss) to average net assets	(1.19)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class T shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.96)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.05
Total Return B, C, H	(29.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,875
Ratio of expenses to average net assets before expense reductions	3.83% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, F
Ratio of net investment income (loss) to average net assets	(1.69)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class B shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.07)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.96)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.05
Total Return B, C, H	(29.50)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,321
Ratio of expenses to average net assets before expense reductions	3.73% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, F
Ratio of net investment income (loss) to average net assets	(1.69)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Class C shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Year ended July 31,
Selected Per-Share Data	2001 E
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(2.89)
Total from investment operations	(2.92)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 7.09
Total Return B, C	(29.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 911
Ratio of expenses to average net assets before expense reductions	2.58% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25% A
Ratio of expenses to average net assets after all expense reductions	1.24% A, F
Ratio of net investment income (loss) to average net assets	(.69)% A
Portfolio turnover rate	64% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of sale of Institutional Class shares) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 3,698	$ 160
Class T	13,317	191
Class B	30,674	23,069
Class C	21,315	16,539
	$ 69,004	$ 39,959

Biotechnology

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 42,996	$ 24,295
Class T	33,933	14,726
Class B	2,926	2,926*
Class C	504	504*
	$ 80,359	$ 42,451

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 7,532.51
Class T	12,799.48
Class B	16,077.52
Class C	8,872.42
Institutional Class	865.27
	$ 46,145

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 23,244
Class T	1.75%	40,955
Class B	2.25%	48,490
Class C	2.25%	31,434
Institutional Class	1.25%	4,233
		$ 148,356

Biotechnology

Notes to Financial Statements - continued

6. Expense Reductions - continued

Certain security trades were directed to brokers who paid $10 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expense by $27. During the period credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction

Class A	$ 131
Class T	239
Class B	277
Class C	189
Institutional Class	27
$ 863

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	December 27, 2000 (commencement of operations) to July 31, 2001	December 27, 2000 (commencement of operations) to July 31, 2001
Class A Shares sold	699,478	$ 5,545,338
Shares redeemed	(102,493)	(779,774)
Net increase (decrease)	596,985	$ 4,765,564
Class T Shares sold	1,185,736	$ 9,362,792
Shares redeemed	(94,319)	(706,463)
Net increase (decrease)	1,091,417	$ 8,656,329
Class B Shares sold	1,306,490	$ 10,210,270
Shares redeemed	(48,210)	(347,986)
Net increase (decrease)	1,258,280	$ 9,862,284
Class C Shares sold	927,986	$ 7,320,439
Shares redeemed	(31,327)	(223,327)
Net increase (decrease)	896,659	$ 7,097,112
Institutional Class Shares sold	134,833	$ 1,095,260
Shares redeemed	(6,453)	(47,884)
Net increase (decrease)	128,380	$ 1,047,376

Biotechnology

Advisor Consumer Industries Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - Inst CL	1.32%	91.93%
S&P 500	-14.33%	98.58%
GS Consumer Industries	4.61%	84.42%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 274 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Consumer - Inst CL	1.32%	14.20%
S&P 500	-14.33%	15.00%
GS Consumer Industries	4.61%	13.28%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $19,193 - a 91.93% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Consumer Industries Index, it would have grown to $18,442 - an 84.42% increase.

Annual Report

Advisor Consumer Industries Fund

Fund Talk: The Manager's Overview

-(Portfolio Manager photograph)

An interview with John Porter, Portfolio Manager of Fidelity Advisor Consumer Industries Fund

Q. How did the fund perform, John?

A. During the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned 1.06%, 0.87%, 0.27% and 0.27%, respectively. In comparison, the Goldman Sachs Consumer Industries Index - an index of 274 stocks designed to measure the performance of companies in the consumer industries sector - returned 4.61%. The fund outperformed the Standard & Poor's 500 Index's return of -14.33% for the 12-month period.

A. During the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned 1.32%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 274 stocks designed to measure the performance of companies in the consumer industries sector - returned 4.61%. The fund outperformed the Standard & Poor's 500 Index's return of -14.33% for the 12-month period.

Q. What caused the fund to underperform the Goldman Sachs index during the past year?

A. I grew cautious about the state of the U.S. economy in the summer of 2000. As a result of this concern, and the high valuations of many large-cap retailers, I underweighted retail stocks versus the Goldman Sachs index. The fund maintained this positioning throughout the period. During the past year, business slowed markedly for many retailers. However, the stocks performed better than I expected. Early in 2001, the first in a series of interest-rate cuts by the Federal Reserve Board sparked a rally in retail stocks. More recently, there have been rallies in retail that were driven by the federal tax rebates and declining energy prices. My caution about the outlook for retail - and the fund's subsequent underweighting in the sector - was responsible for the fund's underperformance.

Q. Why have consumer industries stocks held up better during the recent economic slowdown than the broader market?

A. In a word - earnings. Although we've seen a softening of corporate earnings growth for most parts of the sector, earnings for consumer industries have been much more stable than other areas of the market. Wal-Mart, for example, is in an industry that is more susceptible to economic weakness than other consumer sectors. Wal-Mart has experienced slowing sales, but its earnings growth rate has been sustained at a level much better than we are seeing in the overall market. In other consumer areas that are more defensive, such as household products, the earnings trends have been significantly stronger than the broader market.

Q. What has been the most difficult part of managing this fund during the past year?

A. I've had a relatively consistent investment strategy. Because of concerns about the global economy and high valuations, I've been cautious toward consumer cyclical stocks within retail, while being neutral-to-modestly overweighted in the media sector. Offsetting my defensive strategy in these areas, I overweighted selected consumer staples stocks where I saw a relatively safe earnings outlook at valuations that I found attractive. That said, the broad market dynamics were anything but stable during the period, and this instability disrupted my approach. There was an unusual rapid rotation, as industries within the sector moved in and out of favor on a month-to-month basis. Investor sentiment frequently switched between hope for an imminent economic recovery and concern about the depth of the current economic downturn.

Q. What stocks stood out as top performers? Which disappointed?

A. Philip Morris, the fund's top contributor, appreciated more than 75% as the company benefited from diminished concerns about tobacco litigation liability and the anticipation of the public offering of its Kraft division in June. Shares of household products producer Procter & Gamble rose roughly 27% as initiatives driven by its new CEO started to get traction and we saw an improvement in earnings and market-share trends. In terms of disappointments, investors reacted unfavorably to Walt Disney's high exposure to economically sensitive businesses - theme parks and hotels - while its ABC Network failed to outperform its industry peers in many ratings categories. Elsewhere, radio company Clear Channel Communications and advertising agency True North Communications (True North was acquired by Interpublic Group in June) suffered from a soft advertising market and, in particular, the recent decline in Internet advertising.

Q. What's your outlook?

A. I expect the economy to continue to bump along with modest growth, despite the Fed's efforts, and things may get worse before they get better. To that end, I expect more pressure to be put on the consumer in the coming months. The key variable I'm watching is job growth, which has consistently declined during the past year. If the job market stabilizes, then the consumer may feel a lot better about spending. However, for that to occur, I believe we'll need to see corporate profits start to improve. Unfortunately, improving corporate profits may take more cost-cutting - in the form of layoffs - which is necessary for firms to become more efficient, allowing growth to resume and economically sensitive stocks to recover. Turning to the fund, I believe its current defensive positioning could be beneficial should the economic uncertainty persist.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $37 million

Manager: John Porter, since 1999; joined Fidelity in 1995

3

Annual Report

Advisor Consumer Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Philip Morris Companies, Inc.	6.8
Procter & Gamble Co.	6.7
Kimberly-Clark Corp.	4.8
Gillette Co.	4.4
Avon Products, Inc.	4.2
The Coca-Cola Co.	3.8
Viacom, Inc. Class B (non-vtg.)	3.6
Wal-Mart Stores, Inc.	2.5
Omnicom Group, Inc.	2.4
Clear Channel Communications, Inc.	2.2
41.4
Top Industries as of July 31, 2001
% of fund's net assets
Media	22.3%
Household Products	13.7%
Personal Products	11.1%
Specialty Retail	8.4%
Multiline Retail	7.6%
All Others*	36.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.7%
	Shares	Value (Note 1)
BEVERAGES - 5.6%
Adolph Coors Co. Class B	1,100	$ 55,319
Anheuser-Busch Companies, Inc.	2,200	95,282
Pepsi Bottling Group, Inc.	4,200	183,036
PepsiCo, Inc.	7,200	335,736
The Coca-Cola Co.	32,200	1,436,120
TOTAL BEVERAGES		2,105,493
COMMERCIAL SERVICES & SUPPLIES - 1.7%
Cendant Corp. (a)	10,800	219,780
Cintas Corp.	1,500	75,255
Dun & Bradstreet Corp. (a)	650	17,992
Manpower, Inc.	6,600	213,774
Robert Half International, Inc. (a)	4,400	114,620
TOTAL COMMERCIAL SERVICES & SUPPLIES		641,421
DIVERSIFIED FINANCIALS - 0.1%
Moody's Corp.	1,600	53,216
ELECTRICAL EQUIPMENT - 0.3%
Rayovac Corp. (a)	5,600	116,872
FOOD & DRUG RETAILING - 4.2%
Albertson's, Inc.	3,980	130,265
CVS Corp.	8,450	304,285
Kroger Co. (a)	7,700	202,972
Rite Aid Corp. (a)	24,900	209,658
Safeway, Inc. (a)	7,850	346,656
Sysco Corp.	3,100	83,204
Walgreen Co.	7,300	246,010
Whole Foods Market, Inc. (a)	1,400	47,530
TOTAL FOOD & DRUG RETAILING		1,570,580
FOOD PRODUCTS - 3.2%
Earthgrains Co.	900	36,171
H.J. Heinz Co.	3,500	151,235
Hershey Foods Corp.	2,400	144,864
Kellogg Co.	1,700	51,119
Kraft Foods, Inc. Class A	3,600	111,420
McCormick & Co., Inc. (non-vtg.)	900	38,421
Quaker Oats Co.	5,480	482,240
Unilever NV (NY Shares)	1,300	77,935
Wm. Wrigley Jr. Co.	2,000	99,840
TOTAL FOOD PRODUCTS		1,193,245
HOTELS, RESTAURANTS & LEISURE - 4.8%
Carnival Corp.	4,200	140,280
CEC Entertainment, Inc. (a)	2,450	87,441
Harrah's Entertainment, Inc. (a)	6,200	177,444
Hilton Hotels Corp.	6,000	72,660
Jack in the Box, Inc. (a)	5,700	161,595
Mandalay Resort Group (a)	1,100	27,775

	Shares	Value (Note 1)
Marriott International, Inc. Class A	1,800	$ 85,950
McDonald's Corp.	16,000	466,240
MGM Mirage, Inc. (a)	3,100	95,790
Outback Steakhouse, Inc. (a)	3,400	97,614
Papa John's International, Inc. (a)	1,900	45,980
Park Place Entertainment Corp. (a)	5,600	59,976
Starbucks Corp. (a)	1,600	28,864
Starwood Hotels & Resorts Worldwide, Inc. unit	2,500	89,225
Tricon Global Restaurants, Inc. (a)	3,100	141,825
Wendy's International, Inc.	1,820	48,794
TOTAL HOTELS, RESTAURANTS & LEISURE		1,827,453
HOUSEHOLD DURABLES - 0.5%
Black & Decker Corp.	1,400	59,794
Tupperware Corp.	2,700	63,396
Whirlpool Corp.	900	63,486
TOTAL HOUSEHOLD DURABLES		186,676
HOUSEHOLD PRODUCTS - 13.7%
Colgate-Palmolive Co.	14,900	807,580
Kimberly-Clark Corp.	29,900	1,818,219
Procter & Gamble Co.	35,685	2,534,349
TOTAL HOUSEHOLD PRODUCTS		5,160,148
LEISURE EQUIPMENT & PRODUCTS - 0.3%
Mattel, Inc.	5,300	94,870
MEDIA - 22.3%
Adelphia Communications Corp. Class A (a)	3,070	113,283
AOL Time Warner, Inc. (a)	8,400	381,780
AT&T Corp. - Liberty Media Group Class A (a)	34,600	544,258
Cablevision Systems Corp.	450	25,322
Charter Communications, Inc. Class A (a)	4,900	105,546
Clear Channel Communications, Inc. (a)	14,369	842,023
Comcast Corp. Class A (special) (a)	9,100	346,073
Cox Communications, Inc. Class A (a)	3,100	126,883
Dow Jones & Co., Inc.	600	34,152
E.W. Scripps Co. Class A	800	55,856
EchoStar Communications Corp. Class A (a)	3,100	92,225
Fox Entertainment Group, Inc. Class A (a)	24,100	656,725
Gannett Co., Inc.	3,760	252,033
Gemstar-TV Guide International, Inc. (a)	3,700	150,183
General Motors Corp. Class H	2,100	40,530
Insight Communications, Inc. (a)	1,700	43,962
Interpublic Group of Companies, Inc.	11,200	306,544
McGraw-Hill Companies, Inc.	4,500	276,165
News Corp. Ltd. ADR	1,600	57,840
Omnicom Group, Inc.	10,450	913,017
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	1,500	$ 22,425
Radio One, Inc. Class A (a)	6,700	122,476
Scholastic Corp. (a)	3,600	133,776
The New York Times Co. Class A	2,000	92,600
Tribune Co.	5,500	226,930
Univision Communications, Inc. Class A (a)	12,500	477,250
Viacom, Inc. Class B (non-vtg.) (a)	27,497	1,369,351
Walt Disney Co.	23,900	629,765
TOTAL MEDIA		8,438,973
MULTILINE RETAIL - 7.6%
Big Lots, Inc. (a)	2,700	35,451
BJ's Wholesale Club, Inc. (a)	6,600	369,600
Costco Wholesale Corp. (a)	9,500	408,975
Dillard's, Inc. Class A	2,000	29,680
Dollar General Corp.	6,600	129,558
Dollar Tree Stores, Inc. (a)	1,700	44,251
Family Dollar Stores, Inc.	2,700	80,757
Federated Department Stores, Inc. (a)	1,300	50,180
JCPenney Co., Inc.	4,900	139,356
Kmart Corp. (a)	19,100	220,987
Kohls Corp. (a)	1,300	74,464
Sears, Roebuck & Co.	1,800	84,564
Target Corp.	7,100	274,770
Wal-Mart Stores, Inc.	16,600	927,940
TOTAL MULTILINE RETAIL		2,870,533
OFFICE ELECTRONICS - 0.1%
Xerox Corp.	4,800	38,304
PERSONAL PRODUCTS - 11.1%
Alberto-Culver Co. Class A	2,800	100,576
Avon Products, Inc.	34,450	1,598,136
Estee Lauder Companies, Inc. Class A	20,930	827,782
Gillette Co.	60,200	1,677,774
TOTAL PERSONAL PRODUCTS		4,204,268
SPECIALTY RETAIL - 8.4%
Abercrombie & Fitch Co. Class A (a)	5,450	211,569
American Eagle Outfitters, Inc. (a)	4,750	174,563
AnnTaylor Stores Corp. (a)	3,000	96,300
AutoNation, Inc.	6,400	73,280
Bed Bath & Beyond, Inc. (a)	3,000	96,690
Best Buy Co., Inc. (a)	12,100	810,216
Circuit City Stores, Inc. - Circuit City Group	5,100	95,625
Gap, Inc.	11,168	304,998
Gymboree Corp. (a)	16,700	98,196

	Shares	Value (Note 1)
Home Depot, Inc.	9,400	$ 473,478
Lowe's Companies, Inc.	11,300	431,434
Office Depot, Inc. (a)	5,500	70,510
Pier 1 Imports, Inc.	3,000	35,250
RadioShack Corp.	2,200	62,106
Staples, Inc. (a)	1,050	15,740
Talbots, Inc.	400	17,200
Ultimate Electronics, Inc. (a)	4,500	121,275
TOTAL SPECIALTY RETAIL		3,188,430
TEXTILES & APPAREL - 1.5%
Coach, Inc.	8,600	324,822
Gucci Group NV (NY Shares)	1,500	127,905
Jones Apparel Group, Inc. (a)	1,300	50,752
NIKE, Inc. Class B	900	42,795
TOTAL TEXTILES & APPAREL		546,274
TOBACCO - 7.3%
DIMON, Inc.	11,600	107,764
Philip Morris Companies, Inc.	56,300	2,561,647
RJ Reynolds Tobacco Holdings, Inc.	1,900	102,049
TOTAL TOBACCO		2,771,460
TOTAL COMMON STOCKS (Cost $31,297,850)		35,008,216
Cash Equivalents - 11.6%

Fidelity Cash Central Fund, 3.98% (b)	3,042,527	3,042,527
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	1,342,005	1,342,005
TOTAL CASH EQUIVALENTS (Cost $4,384,532)		4,384,532
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $35,682,382)	39,392,748
NET OTHER ASSETS - (4.3)%	(1,608,441)
NET ASSETS - 100%	$ 37,784,307
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $30,591,631 and $23,667,835, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,243 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $36,028,195. Net unrealized appreciation aggregated $3,364,553, of which $5,070,253 related to appreciated investment securities and $1,705,700 related to depreciated investment securities.

The fund hereby designates approximately $25,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,300,720) (cost $35,682,382) - See accompanying schedule		$ 39,392,748
Receivable for investments sold		79,041
Receivable for fund shares sold		157,646
Dividends receivable		28,086
Interest receivable		9,737
Other receivables		33
Total assets		39,667,291
Liabilities
Payable for investments purchased	$ 450,769
Payable for fund shares redeemed	21,646
Accrued management fee	6,354
Distribution fees payable	21,877
Other payables and accrued expenses	40,333
Collateral on securities loaned, at value	1,342,005
Total liabilities		1,882,984
Net Assets		$ 37,784,307
Net Assets consist of:
Paid in capital		$ 33,542,680
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		531,261
Net unrealized appreciation (depreciation) on investments		3,710,366
Net Assets		$ 37,784,307
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,648,401 ÷ 305,915 shares)		$15.20
Maximum offering price per share (100/94.25 of $15.20)		$16.13
Class T: Net Asset Value and redemption price per share ($12,899,240 ÷ 856,517 shares)		$15.06
Maximum offering price per share (100/96.50 of $15.06)		$15.61
Class B: Net Asset Value and offering price per share ($13,483,181 ÷ 915,343 shares) A		$14.73
Class C: Net Asset Value and offering price per share ($5,504,357 ÷ 373,148 shares) A		$14.75
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,249,128 ÷81,204 shares)		$15.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 369,722
Interest		147,965
Security lending		5,225
Total income		522,912
Expenses
Management fee	$ 192,521
Transfer agent fees	120,056
Distribution fees	225,026
Accounting and security lending fees	61,785
Non-interested trustees' compensation	117
Custodian fees and expenses	8,049
Registration fees	78,812
Audit	32,325
Legal	167
Reports to shareholders	4,513
Miscellaneous	162
Total expenses before reductions	723,533
Expense reductions	(86,226)	637,307
Net investment income (loss)		(114,395)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,513,575
Foreign currency transactions	(8)	1,513,567
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,173,980)
Assets and liabilities in foreign currencies	163	(1,173,817)
Net gain (loss)		339,750
Net increase (decrease) in net assets resulting from operations		$ 225,355

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (114,395)	$ (207,934)
Net realized gain (loss)	1,513,567	(841,391)
Change in net unrealized appreciation (depreciation)	(1,173,817)	(865,658)
Net increase (decrease) in net assets resulting from operations	225,355	(1,914,983)
From net realized gain	-	(498,458)
In excess of net realized gain	-	(154,415)
Total distributions	-	(652,873)
Share transactions - net increase (decrease)	7,152,978	(10,822,065)
Redemption fees	3,795	29,843
Total increase (decrease) in net assets	7,382,128	(13,360,078)
Net Assets
Beginning of period	30,402,179	43,762,257
End of period	$ 37,784,307	$ 30,402,179

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.04	$ 16.01	$ 15.08	$ 13.48	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	(.04)	(.03)	(.06)	(.05)
Net realized and unrealized gain (loss)	.15	(.68)	1.80	3.31	3.60
Total from investment operations	.16	(.72)	1.77	3.25	3.55
Less Distributions
From net realized gain	-	(.20)	(.85)	(1.68)	(.07)
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.85)	(1.68)	(.07)
Redemption fees added to paid in capital	-	.01	.01	.03	-
Net asset value, end of period	$ 15.20	$ 15.04	$ 16.01	$ 15.08	$ 13.48
Total Return B, C, H	1.06%	(4.48)%	13.49%	27.48%	35.68%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,648	$ 3,609	$ 3,504	$ 2,220	$ 944
Ratio of expenses to average net assets before expense reductions	1.71%	1.62%	1.61%	2.47%	7.51% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50%	1.50%	1.55%	1.75%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.49% F	1.49% F	1.54% F	1.73% F	1.73% A, F
Ratio of net investment income (loss) to average net assets	.08%	(.24)%	(.19)%	(.47)%	(.50)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996, (commencement of sale of Class A shares) to July 31, 1997.

F FMR. or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 15.93	$ 15.00	$ 13.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.08)	(.06)	(.10)	(.09)
Net realized and unrealized gain (loss)	.15	(.67)	1.79	3.28	3.60
Total from investment operations	.13	(.75)	1.73	3.18	3.51
Less Distributions
From net realized gain	-	(.20)	(.81)	(1.66)	(.06)
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.81)	(1.66)	(.06)
Redemption fees added to paid in capital	-	.01	.01	.03	-
Net asset value, end of period	$ 15.06	$ 14.93	$ 15.93	$ 15.00	$ 13.45
Total Return B, C, H	0.87%	(4.69)%	13.20%	26.93%	35.25%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 12,899	$ 13,275	$ 21,714	$ 13,989	$ 7,314
Ratio of expenses to average net assets before expense reductions	1.98%	1.85%	1.83%	2.21%	3.81% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75%	1.75%	1.79%	2.00%	2.00% A
Ratio of expenses to average net assets after all expense reductions	1.73% F	1.73% F	1.77% F	1.98% F	1.97% A, F
Ratio of net investment income (loss) to average net assets	(.17)%	(.49)%	(.42)%	(.71)%	(.83)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996, (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.69	$ 15.76	$ 14.91	$ 13.42	$ 11.46
Income from Investment Operations
Net investment income (loss) D	(.10)	(.15)	(.14)	(.17)	(.08)
Net realized and unrealized gain (loss)	.14	(.67)	1.79	3.26	2.04
Total from investment operations	.04	(.82)	1.65	3.09	1.96
Less Distributions
From net realized gain	-	(.20)	(.81)	(1.64)	-
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.81)	(1.64)	-
Redemption fees added to paid in capital	-	.01	.01	.04	-
Net asset value, end of period	$ 14.73	$ 14.69	$ 15.76	$ 14.91	$ 13.42
Total Return B, C, H	0.27%	(5.19)%	12.71%	26.30%	17.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,483	$ 9,021	$ 9,832	$ 5,419	$ 596
Ratio of expenses to average net assets before expense reductions	2.51%	2.41%	2.39%	3.46%	11.82% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.31%	2.50%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.30% F	2.48% F	2.46% A, F
Ratio of net investment income (loss) to average net assets	(.67)%	(.99)%	(.95)%	(1.23)%	(1.60)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997, (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.71	$ 15.78	$ 14.95	$ 12.66
Income from Investment Operations
Net investment income (loss) D	(.10)	(.15)	(.15)	(.13)
Net realized and unrealized gain (loss)	.14	(.67)	1.80	2.87
Total from investment operations	.04	(.82)	1.65	2.74
Less Distributions
From net realized gain	-	(.20)	(.83)	(.49)
In excess of net realized gain	-	(.06)	-	-
Total distributions	-	(.26)	(.83)	(.49)
Redemption fees added to paid in capital	-	.01	.01	.04
Net asset value, end of period	$ 14.75	$ 14.71	$ 15.78	$ 14.95
Total Return B, C, H	0.27%	(5.19)%	12.72%	22.67%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,504	$ 3,048	$ 2,758	$ 1,461
Ratio of expenses to average net assets before expense reductions	2.49%	2.42%	2.42%	4.85% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.32%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.30% F	2.48% A, F
Ratio of net investment income (loss) to average net assets	(.67)%	(.99)%	(.95)%	(1.27)% A
Portfolio turnover rate	77%	69%	80%	144%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997, (commencement of sale of Class C shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.18	$ 16.11	$ 15.12	$ 13.51	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	(.00)	.02	(.03)	(.01)
Net realized and unrealized gain (loss)	.15	(.69)	1.81	3.31	3.59
Total from investment operations	.20	(.69)	1.83	3.28	3.58
Less Distributions
From net realized gain	-	(.20)	(.85)	(1.70)	(.07)
In excess of net realized gain	-	(.06)	-	-	-
Total distributions	-	(.26)	(.85)	(1.70)	(.07)
Redemption fees added to paid in capital	-	.02	.01	.03	-
Net asset value, end of period	$ 15.38	$ 15.18	$ 16.11	$ 15.12	$ 13.51
Total Return B, C	1.32%	(4.20)%	13.87%	27.70%	35.98%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,249	$ 1,449	$ 5,954	$ 4,745	$ 1,333
Ratio of expenses to average net assets before expense reductions	1.57%	1.31%	1.29%	1.78%	5.41% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25%	1.25%	1.26%	1.50%	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.24% F	1.24% F	1.24% F	1.48% F	1.48% A, F
Ratio of net investment income (loss) to average net assets	.33%	.01%	.11%	(.20)%	(.13)% A
Portfolio turnover rate	77%	69%	80%	144%	203% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996, (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 9,964	$ 34
Class T	64,305	299
Class B	108,633	81,475
Class C	42,124	20,563
	$ 225,026	$ 102,371

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	11,293	7,569
Class T	16,292	4,527
Class B	35,763	35,763*
Class C	2,362	2,362*
	$ 65,710	$ 50,221

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary

Consumer Industries

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,104.33
Class T	44,777.35
Class B	41,042.38
Class C	14,838.35
Institutional Class	6,295.43
	$ 120,056

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 8,483
Class T	1.75%	29,839
Class B	2.25%	28,490
Class C	2.25%	9,999
Institutional Class	1.25%	4,606
		$ 81,417

Certain security trades were directed to brokers who paid $4,140 of the fund's expenses. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent expense reduction
Class T	$ 669

Consumer Industries

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net realized gain
Class A	$ -	$ 42,252
Class T	-	225,103
Class B	-	124,768
Class C	-	33,851
Institutional Class	-	72,484
Total	$ -	$ 498,458
In excess of net realized gain
Class A	$ -	$ 13,089
Class T	-	69,734
Class B	-	38,651
Class C	-	10,487
Institutional Class	-	22,454
Total	$ -	$ 154,415
	$ -	$ 652,873

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	136,228	175,164	$ 2,051,057	$ 2,691,443
Reinvestment of distributions	-	3,047	-	47,113
Shares redeemed	(70,233)	(157,159)	(1,052,253)	(2,408,041)
Net increase (decrease)	65,995	21,052	$ 998,804	$ 330,515
Class T Shares sold	201,347	258,873	$ 3,018,915	$ 3,976,219
Reinvestment of distributions	-	17,994	-	276,740
Shares redeemed	(233,691)	(750,965)	(3,482,688)	(11,598,163)
Net increase (decrease)	(32,344)	(474,098)	$ (463,773)	$ (7,345,204)
Class B Shares sold	434,382	267,514	$ 6,341,791	$ 4,069,631
Reinvestment of distributions	-	9,759	-	148,334
Shares redeemed	(132,989)	(287,327)	(1,935,102)	(4,326,711)
Net increase (decrease)	301,393	(10,054)	$4,406,689	$ (108,746)
Class C Shares sold	237,100	140,701	$ 3,450,817	$ 2,142,602
Reinvestment of distributions	-	2,696	-	41,038
Shares redeemed	(71,102)	(111,068)	(1,035,488)	(1,685,976)
Net increase (decrease)	165,998	32,329	$2,415,329	$ 497,664
Institutional Class Shares sold	43,217	54,848	$ 660,799	$ 838,836
Reinvestment of distributions	-	4,957	-	77,138
Shares redeemed	(57,468)	(333,892)	(864,870)	(5,112,268)
Net increase (decrease)	(14,251)	(274,087)	$ (204,071)	$ (4,196,294)

Consumer Industries

Advisor Cyclical Industries Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - Inst CL	15.95%	87.44%
S&P 500	-14.33%	98.58%
GS Cyclical Industries	9.11%	50.76%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Cyclical - Inst CL	15.95%	13.65%
S&P 500	-14.33%	15.00%
GS Cyclical Industries	9.11%	8.72%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $18,744 - an 87.44% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Cyclical Industries Index, it would have grown to $15,076 - a 50.76% increase.

Annual Report

Advisor Cyclical Industries Fund

Fund Talk: The Manager's Overview

-

(Portfolio Manager photograph)

An interview with
Pratima Abichandani, Portfolio Manager of
Fidelity Advisor Cyclical
Industries Fund

Q. How did the fund perform, Pratima?

A. Quite well. For the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned 15.27%, 15.18%, 14.51% and 14.78%, respectively. These returns outperformed the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 9.11%. The fund also outperformed the Standard & Poor's 500 Index, which fell 14.33%.

A. Quite well. For the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned 15.95%. This return outperformed the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - which returned 9.11%. The fund also outperformed the Standard & Poor's 500 Index, which fell 14.33%.

Q. What drove the strong absolute performance of cyclical industries stocks during the past year?

A. Cyclical stocks had underperformed for several years until the latter half of 2000. As the economy worsened, many investors fleeing high-growth areas of the market turned to cyclicals in anticipation of an economic recovery. At the same time, these stocks looked attractive because they were extremely cheap on a valuation basis, both in absolute terms and relative to other areas of the market. Further, while cyclicals typically perform well coming out of a slowdown, they outperformed the broader market during this cycle while the economy was weakening. Much of this early recovery was due to a combination of factors, including a sharp decline in technology stocks, aggressive interest-rate cuts by the Federal Reserve Board and attractive valuations.

Q. Why did the fund outperform the Goldman Sachs index during the past year?

A. More than anything else, it was good stock picking in a number of industries. In particular, having a greater exposure to railroad stocks was helpful. Led by solid gains in Union Pacific and Canadian National Railway, our railroad holdings collectively rose nearly 39% and outperformed the index's mix of railroad stocks by nearly 12 percentage points. Similarly, the fund's holdings in the aerospace and defense industry added value by outperforming their index counterparts. Specifically, General Dynamics and Alliant Techsystems, two defense stocks, benefited from attractive valuations and an improved outlook for defense spending. Our strongest advantage was in the electronic test and instrumentation industry, where names like PerkinElmer and Cabot Microelectronics helped the fund's holdings in this industry deliver an 11% return, while similar industry stocks held by the index fell nearly 22%.

Q. What other strategies did you employ?

A. I kept the fund underexposed to automobile manufacturing because valuations weren't attractive given the slowing economy - an event that could reduce sales and put pressure on profit margins for these companies. On the one hand, this strategy turned out to be somewhat helpful because auto stocks didn't perform as well as other areas in the sector. On the other hand, my stock selection in the industry detracted from relative performance. Specifically, underweighting General Motors, which had a double-digit return, didn't help. Additionally, overweighting industrial conglomerates such as General Electric (GE) and Tyco, both of which generated a negative absolute return, hindered the fund's relative return. However, I added to the fund's positions in these stocks as the period progressed because of their strong earnings visibility.

Q. What other stocks performed well? Which stocks disappointed?

A. Top contributor Minnesota Mining & Manufacturing (3M) performed well, in part due to the hiring of a new chief executive officer formerly with GE who raised expectations for the firm's growth. Healthy demand for commercial jets and expectations for higher defense spending under the Bush administration boosted shares of Boeing, General Dynamics and United Technologies. On the down side, when GE announced a deal to acquire Honeywell, investors were unwilling to reward GE's strong earnings multiple to Honeywell, and GE's stock suffered. Later, when the deal failed to gain approval from European regulators, skeptical investors remained unmoved by the deal's fallout and GE shares declined further. Owens-Illinois' stock fell after higher energy costs and unfavorable foreign exchange rates caused the glass-container manufacturer to report lower-than-expected second-quarter earnings.

Q. What lies ahead for cyclical industry stocks, Pratima?

A. On a fundamental basis, I remain optimistic because a number of macroeconomic factors - monetary policy easing, declining energy prices and federal income tax refunds - offer a good backdrop for economic recovery. Many cyclical industries stocks have performed well and the stocks are no longer at the absolute valuation lows that we saw in late 2000; however, they continue to be attractively valued relative to most other areas of the market. In particular, I'll be paying close attention to selective areas where valuations have fallen, such as the airline industry. Going forward, I believe strong performance will continue to come from individual stock selection across all industries, rather than any one particular "hot" industry. The fund remains positioned to benefit from an improving economy by emphasizing companies with attractive valuations, good earnings visibility, restructuring/turnaround situations and management changes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $18 million

Manager: Pratima Abichandani, since 2000; joined Fidelity in 1994

3

Annual Report

Advisor Cyclical Industries Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Tyco International Ltd.	8.1
General Electric Co.	7.3
Minnesota Mining & Manufacturing Co.	4.0
United Technologies Corp.	2.5
Boeing Co.	2.4
Emerson Electric Co.	2.2
General Dynamics Corp.	2.1
Honeywell International, Inc.	2.1
Illinois Tool Works, Inc.	1.9
Union Pacific Corp.	1.8
34.4
Top Industries as of July 31, 2001
% of fund's net assets
Industrial Conglomerates	20.1%
Aerospace & Defense	12.0%
Machinery	11.2%
Household Durables	7.2%
Road & Rail	6.4%
All Others *	43.1%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 12.0%
Alliant Techsystems, Inc. (a)	1,650	$ 163,680
Boeing Co.	7,300	427,269
General Dynamics Corp.	4,700	380,183
Honeywell International, Inc.	10,112	372,829
Lockheed Martin Corp.	7,014	277,895
Raytheon Co.	3,400	98,192
United Technologies Corp.	6,211	455,887
TOTAL AEROSPACE & DEFENSE		2,175,935
AIR FREIGHT & COURIERS - 1.0%
Expeditors International of Washington, Inc.	1,300	73,866
United Parcel Service, Inc. Class B	2,000	113,660
TOTAL AIR FREIGHT & COURIERS		187,526
AIRLINES - 4.6%
AMR Corp. (a)	5,500	193,325
Continental Airlines, Inc. Class B (a)	900	44,523
Delta Air Lines, Inc.	3,100	137,578
Northwest Airlines Corp. (a)	9,650	249,453
Southwest Airlines Co.	3,137	62,771
UAL Corp.	4,400	150,524
TOTAL AIRLINES		838,174
AUTO COMPONENTS - 3.1%
American Axle & Manufacturing Holdings, Inc. (a)	1,300	27,326
ArvinMeritor, Inc.	2,000	43,000
Delphi Automotive Systems Corp.	10,200	166,872
Dura Automotive Systems, Inc. Class A (a)	1,100	19,470
Johnson Controls, Inc.	600	48,360
Keystone Automotive Industries, Inc. (a)	1,900	25,460
Michelin SA (Compagnie Generale des Etablissements) Series B	1,000	30,410
Snap-On, Inc.	3,200	86,400
Superior Industries International, Inc.	700	29,701
TRW, Inc.	2,000	88,500
TOTAL AUTO COMPONENTS		565,499
AUTOMOBILES - 3.1%
Ford Motor Co.	11,112	283,023
General Motors Corp.	1,606	102,142
Toyota Motor Corp.	3,500	115,314
Winnebago Industries, Inc.	2,200	61,490
TOTAL AUTOMOBILES		561,969
BUILDING PRODUCTS - 2.8%
American Standard Companies, Inc. (a)	2,000	136,100
Dal-Tile International, Inc. (a)	2,400	46,440

	Shares	Value (Note 1)
Masco Corp.	9,600	$ 242,016
York International Corp.	2,800	92,736
TOTAL BUILDING PRODUCTS		517,292
CHEMICALS - 6.1%
Dow Chemical Co.	4,488	163,363
Georgia Gulf Corp.	8,100	134,055
Lyondell Chemical Co.	7,100	102,524
Millennium Chemicals, Inc.	4,000	58,240
PolyOne Corp.	12,400	130,448
Praxair, Inc.	6,200	281,108
Solutia, Inc.	14,600	198,268
Valspar Corp.	1,000	33,900
TOTAL CHEMICALS		1,101,906
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Avery Dennison Corp.	3,580	183,511
Ecolab, Inc.	3,300	132,132
Republic Services, Inc. (a)	2,500	49,750
Waste Connections, Inc. (a)	800	26,072
TOTAL COMMERCIAL SERVICES & SUPPLIES		391,465
CONSTRUCTION & ENGINEERING - 1.2%
Fluor Corp.	2,600	102,778
Jacobs Engineering Group, Inc. (a)	2,100	122,976
TOTAL CONSTRUCTION & ENGINEERING		225,754
CONSTRUCTION MATERIALS - 1.4%
Centex Construction Products, Inc.	800	26,400
Lafarge Corp.	1,100	36,828
Martin Marietta Materials, Inc.	2,374	104,646
Texas Industries, Inc.	2,300	87,285
TOTAL CONSTRUCTION MATERIALS		255,159
CONTAINERS & PACKAGING - 1.0%
Aptargroup, Inc.	500	16,500
Bemis Co., Inc.	1,700	75,208
Owens-Illinois, Inc. (a)	3,500	22,470
Packaging Corp. of America (a)	800	15,800
Pactiv Corp. (a)	3,800	59,014
TOTAL CONTAINERS & PACKAGING		188,992
ELECTRICAL EQUIPMENT - 2.3%
Baldor Electric Co.	800	17,624
Emerson Electric Co.	7,100	407,256
TOTAL ELECTRICAL EQUIPMENT		424,880
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
Millipore Corp.	2,400	156,432
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
PerkinElmer, Inc.	5,600	$ 176,400
Thermo Electron Corp.	8,700	198,360
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		531,192
ENERGY EQUIPMENT & SERVICES - 0.3%
Baker Hughes, Inc.	700	24,906
Weatherford International, Inc. (a)	600	25,290
TOTAL ENERGY EQUIPMENT & SERVICES		50,196
FOOD PRODUCTS - 0.5%
Delta & Pine Land Co.	4,100	80,606
HOUSEHOLD DURABLES - 7.2%
Black & Decker Corp.	2,200	93,962
Centex Corp.	2,100	98,784
Champion Enterprises, Inc. (a)	2,100	22,890
D.R. Horton, Inc.	3,604	99,290
Fleetwood Enterprises, Inc.	1,800	29,340
Furniture Brands International, Inc. (a)	1,800	51,840
KB HOME	1,500	48,885
Leggett & Platt, Inc.	3,700	88,689
Lennar Corp.	2,300	105,547
Maytag Corp.	4,000	134,120
Mohawk Industries, Inc. (a)	4,600	202,400
Oakwood Homes Corp. (a)	1,100	7,612
Ryland Group, Inc.	900	56,241
Standard Pacific Corp.	4,200	98,952
The Stanley Works	2,300	100,257
Toll Brothers, Inc. (a)	500	19,750
Whirlpool Corp.	800	56,432
TOTAL HOUSEHOLD DURABLES		1,314,991
INDUSTRIAL CONGLOMERATES - 20.1%
General Electric Co.	30,600	1,331,100
Minnesota Mining & Manufacturing Co.	6,600	738,408
Textron, Inc.	2,200	123,904
Tyco International Ltd.	27,650	1,470,979
TOTAL INDUSTRIAL CONGLOMERATES		3,664,391
MACHINERY - 11.2%
Albany International Corp. Class A (a)	2,900	57,855
Astec Industries, Inc. (a)	1,200	21,900
Caterpillar, Inc.	4,000	220,400
CNH Global NV	100	731
Danaher Corp.	3,650	206,554
Deere & Co.	1,800	75,510
Eaton Corp.	1,700	124,848
Flowserve Corp. (a)	1,700	41,820
Graco, Inc.	1,000	33,800
Illinois Tool Works, Inc.	5,500	346,500

	Shares	Value (Note 1)
Ingersoll-Rand Co.	4,400	$ 192,192
Kennametal, Inc.	2,900	111,940
Milacron, Inc.	2,500	45,750
Navistar International Corp. (a)	2,840	91,192
Oshkosh Truck Co.	500	17,825
Parker Hannifin Corp.	2,700	120,690
Pentair, Inc.	2,000	71,460
Roper Industries, Inc.	500	18,925
SPX Corp. (a)	1,700	205,972
Terex Corp. (a)	1,500	32,760
TOTAL MACHINERY		2,038,624
MEDIA - 0.1%
General Motors Corp. Class H	676	13,047
METALS & MINING - 0.6%
Alcoa, Inc.	940	36,876
Allegheny Technologies, Inc.	1,900	36,214
Nucor Corp.	800	38,312
TOTAL METALS & MINING		111,402
OIL & GAS - 0.1%
Pennzoil-Quaker State Co.	2,300	25,806
REAL ESTATE - 0.3%
LNR Property Corp.	1,700	57,375
ROAD & RAIL - 6.4%
Burlington Northern Santa Fe Corp.	6,300	168,462
Canadian National Railway Co.	5,400	246,624
Canadian Pacific Ltd.	3,800	144,542
CNF, Inc.	800	25,968
CSX Corp.	4,650	181,908
J.B. Hunt Transport Services, Inc. (a)	600	14,676
Norfolk Southern Corp.	2,300	46,276
Union Pacific Corp.	6,100	327,509
TOTAL ROAD & RAIL		1,155,965
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
Applied Materials, Inc. (a)	1,200	55,032
Cabot Microelectronics Corp. (a)	1,740	122,235
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		177,267
SPECIALTY RETAIL - 1.6%
AutoNation, Inc.	2,600	29,770
AutoZone, Inc. (a)	800	37,864
Group 1 Automotive, Inc. (a)	2,500	79,525
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
Lithia Motors, Inc. Class A (a)	2,900	$ 53,621
O'Reilly Automotive, Inc. (a)	2,600	90,740
TOTAL SPECIALTY RETAIL		291,520
TOTAL COMMON STOCKS (Cost $14,976,830)		16,946,933
Cash Equivalents - 6.3%

Fidelity Cash Central Fund, 3.98% (b) (Cost $1,137,392)	1,137,392	1,137,392
TOTAL INVESTMENT PORTFOLIO - 99.4% (Cost $16,114,222)		18,084,325
NET OTHER ASSETS - 0.6%		111,504
NET ASSETS - 100%		$ 18,195,829
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,263,071 and $9,213,495, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $357 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $16,239,467. Net unrealized appreciation aggregated $1,844,858, of which $2,384,100 related to appreciated investment securities and $539,242 related to depreciated investment securities.

The fund hereby designates approximately $84,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $197,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

Class A designates 43% and 100%; Class T designates 48% and 100%;
Class B designates 52% and 100%; Class C designates 59% and 100%; and Institutional Class designates 40% and 100% of the dividends distributed in September and December, respectively during the year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $16,114,222) - See accompanying schedule		$ 18,084,325
Cash		24,988
Receivable for fund shares sold		221,667
Dividends receivable		7,329
Interest receivable		4,479
Other receivables		122
Receivable from investment adviser for expense reductions		6,848
Total assets		18,349,758
Liabilities
Payable for investments purchased	$ 85,205
Payable for fund shares redeemed	24,604
Distribution fees payable	9,460
Other payables and accrued expenses	34,660
Total liabilities		153,929
Net Assets		$ 18,195,829
Net Assets consist of:
Paid in capital		$ 16,548,358
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(322,632)
Net unrealized appreciation (depreciation) on investments		1,970,103
Net Assets		$ 18,195,829
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,270,152 ÷ 149,812 shares)		$15.15
Maximum offering price per share (100/94.25 of $15.15)		$16.07
Class T: Net Asset Value and redemption price per share ($5,653,600 ÷ 374,687 shares)		$15.09
Maximum offering price per share (100/96.50 of $15.09)		$15.64
Class B: Net Asset Value and offering price pelr share ($5,673,635 ÷ 384,106 shares) A		$14.77
Class C: Net Asset Value and offering price per share ($2,847,178 ÷ 191,908 shares) A		$14.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,751,264 ÷ 113,953 shares)		$15.37

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 170,738
Interest		51,001
Security lending		802
Total income		222,541
Expenses
Management fee	$ 72,748
Transfer agent fees	42,476
Distribution fees	74,881
Accounting and security lending fees	61,478
Non-interested trustees' compensation	57
Custodian fees and expenses	6,892
Registration fees	78,732
Audit	32,247
Legal	67
Reports to shareholders	1,587
Miscellaneous	87
Total expenses before reductions	371,252
Expense reductions	(140,470)	230,782
Net investment income (loss)		(8,241)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(211,084)
Foreign currency transactions	(1,188)	(212,272)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,724,354
Assets and liabilities in foreign currencies	(11)	1,724,343
Net gain (loss)		1,512,071
Net increase (decrease) in net assets resulting from operations		$ 1,503,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (8,241)	$ (6,205)
Net realized gain (loss)	(212,272)	388,588
Change in net unrealized appreciation (depreciation)	1,724,343	(709,070)
Net increase (decrease) in net assets resulting from operations	1,503,830	(326,687)
Distributions to shareholders From net investment income	(13,935)	-
From net realized gain	(257,584)	(178,082)
Total distributions	(271,519)	(178,082)
Share transactions - net increase (decrease)	7,890,735	(1,671,247)
Redemption fees	5,459	5,080
Total increase (decrease) in net assets	9,128,505	(2,170,936)
Net Assets
Beginning of period	9,067,324	11,238,260
End of period	$ 18,195,829	$ 9,067,324

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 14.13	$ 13.56	$ 13.80	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.02	.01	(.03)	(.01)
Net realized and unrealized gain (loss)	1.98	(.33)	1.23	.76	3.89
Total from investment operations	2.02	(.31)	1.24	.73	3.88
Less Distributions
From net investment income	(.04)	-	-	-	(.01)
From net realized gain	(.40)	(.27)	(.68)	(.99)	(.08)
Total distributions	(.44)	(.27)	(.68)	(.99)	(.09)
Redemption fees added to paid in capital	.01	.01	.01	.02	.01
Net asset value, end of period	$ 15.15	$ 13.56	$ 14.13	$ 13.56	$ 13.80
Total Return B, C, H	15.27%	(2.13)%	10.81%	6.05%	39.11%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,270	$ 973	$ 896	$ 471	$ 365
Ratio of expenses to average net assets before expense reductions	2.59%	2.87%	3.53%	5.40%	15.94% A, G
Ratio of expenses to average net assets after voluntary waivers	1.50%	1.50%	1.56%	1.75%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.49% F	1.49% F	1.54% F	1.75%	1.73% A, F
Ratio of net investment income (loss) to average net assets	.28%	.18%	.05%	(.22)%	(.09)% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H The returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.48	$ 14.07	$ 13.51	$ 13.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.00	(.01)	(.03)	(.06)	(.04)
Net realized and unrealized gain (loss)	2.00	(.34)	1.24	.77	3.89
Total from investment operations	2.00	(.35)	1.21	.71	3.85
Less Distributions
From net investment income	(.01)	-	-	-	(.01)
From net realized gain	(.39)	(.25)	(.66)	(.99)	(.08)
Total distributions	(.40)	(.25)	(.66)	(.99)	(.09)
Redemption fees added to paid in capital	.01	.01	.01	.02	.01
Net asset value, end of period	$ 15.09	$ 13.48	$ 14.07	$ 13.51	$ 13.77
Total Return B, C, H	15.18%	(2.43)%	10.57%	5.91%	38.81%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,654	$ 3,885	$ 3,471	$ 2,973	$ 1,920
Ratio of expenses to average net assets before expense reductions	2.85%	3.12%	3.77%	4.00%	6.37% A, G
Ratio of expenses to average net assets after voluntary waivers	1.75%	1.75%	1.83%	2.00%	2.00% A
Ratio of expenses to average net assets after all expense reductions	1.74% F	1.74% F	1.81% F	2.00%	1.97% A, F
Ratio of net investment income (loss) to average net assets	.03%	(.07)%	(.22)%	(.47)%	(.37)% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H The returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.25	$ 13.89	$ 13.40	$ 13.75	$ 11.56
Income from Investment Operations
Net investment income (loss) D	(.07)	(.07)	(.09)	(.14)	(.06)
Net realized and unrealized gain (loss)	1.95	(.34)	1.22	.76	2.25
Total from investment operations	1.88	(.41)	1.13	.62	2.19
Less Distributions
From net realized gain	(.37)	(.24)	(.65)	(.99)	-
Redemption fees added to paid in capital	.01	.01	.01	.02	-
Net asset value, end of period	$ 14.77	$ 13.25	$ 13.89	$ 13.40	$ 13.75
Total Return B, C, H	14.51%	(2.90)%	10.01%	5.23%	18.94%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 5,674	$ 1,879	$ 2,043	$ 985	$ 252
Ratio of expenses to average net assets before expense reductions	3.39%	3.64%	4.30%	7.44%	23.83% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.31%	2.50%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.29% F	2.50%	2.45% A, F
Ratio of net investment income (loss) to average net assets	(.47)%	(.57)%	(.70)%	(1.03)%	(1.11)% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H The returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 13.91	$ 13.45	$ 12.54
Income from Investment Operations
Net investment income (loss) D	(.07)	(.08)	(.09)	(.11)
Net realized and unrealized gain (loss)	2.00	(.36)	1.20	1.39
Total from investment operations	1.93	(.44)	1.11	1.28
Less Distributions
From net realized gain	(.35)	(.22)	(.67)	(.38)
Redemption fees added to paid in capital	.00	.01	.02	.01
Net asset value, end of period	$ 14.84	$ 13.26	$ 13.91	$ 13.45
Total Return B, C, H	14.78%	(3.11)%	9.94%	10.62%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,847	$ 625	$ 1,451	$ 165
Ratio of expenses to average net assets before expense reductions	3.36%	3.62%	4.34%	18.91% A, G
Ratio of expenses to average net assets after voluntary waivers	2.25%	2.25%	2.28%	2.50% A
Ratio of expenses to average net assets after all expense reductions	2.24% F	2.24% F	2.27% F	2.50% A
Ratio of net investment income (loss) to average net assets	(.47)%	(.57)%	(.67)%	(1.06)% A
Portfolio turnover rate	78%	111%	115%	100%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.70	$ 14.28	$ 13.68	$ 13.84	$ 10.00
Income from Investment Operations
Net investment income D	.08	.06	.04	.01 E	.03
Net realized and unrealized gain (loss)	2.05	(.36)	1.25	.75	3.91
Total from investment operations	2.13	(.30)	1.29	.76	3.94
Less Distributions
From net investment income	(.07)	-	-	-	(.02)
From net realized gain	(.40)	(.29)	(.70)	(.95)	(.08)
Total distributions	(.47)	(.29)	(.70)	(.95)	(.10)
Redemption fees added to paid in capital	.01	.01	.01	.03	-
Net asset value, end of period	$ 15.37	$ 13.70	$ 14.28	$ 13.68	$ 13.84
Total Return B, C	15.95%	(2.04)%	11.15%	6.32%	39.64%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,751	$ 1,706	$ 3,377	$ 1,360	$ 1,756
Ratio of expenses to average net assets before expense reductions	2.27%	2.50%	3.12%	3.53%	3.16% A, H
Ratio of expenses to average net assets after voluntary waivers	1.25%	1.25%	1.31%	1.50%	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.24% G	1.24% G	1.29% G	1.50%	1.48% A, G
Ratio of net investment income to average net assets	.53%	.43%	.31%	.04%	.25% A
Portfolio turnover rate	78%	111%	115%	100%	155% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

F For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Cyclical Industries

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the funds. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 3,650	$ 254
Class T	22,857	197
Class B	34,790	26,164
Class C	13,584	7,277
	$ 74,881	$ 33,892

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares

Cyclical Industries

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,498	$ 6,037
Class T	5,330	2,308
Class B	12,568	12,568*
Class C	1,404	1,404*
	$ 28,800	$ 22,317

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC :

	Amount	% of Average Net Assets
Class A	$ 4,787.33
Class T	15,430.34
Class B	13,053.38
Class C	4,750.35
Institutional Class	4,456.26
	$ 42,476

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 15,957
Class T	1.75%	50,400
Class B	2.25%	39,692
Class C	2.25%	15,143
Institutional Class	1.25%	17,762
		$ 138,954

Certain security trades were directed to brokers who paid $1,516 of the fund's expenses.

Cyclical Industries

Notes to Financial Statements - continued

8. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of approximately 7% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 14% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 3,164	$ -
Class T	2,758	-
Institutional Class	8,013	-
Total	$ 13,935	$ -
From net realized gain
Class A	$ 29,061	$ 20,883
Class T	111,071	54,397
Class B	55,211	34,793
Class C	16,118	14,419
Institutional Class	46,123	53,590
Total	$ 257,584	$ 178,082
	$ 271,519	$ 178,082

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	108,889	61,024	$ 1,601,205	$ 827,020
Reinvestment of distributions	2,254	1,425	31,386	19,437
Shares redeemed	(33,084)	(54,082)	(490,978)	(720,877)
Net increase (decrease)	78,059	8,367	$ 1,141,613	$ 125,580
Class T Shares sold	234,442	169,723	$ 3,452,851	$ 2,263,379
Reinvestment of distributions	7,692	3,842	106,774	52,336
Shares redeemed	(155,660)	(132,075)	(2,211,958)	(1,771,784)
Net increase (decrease)	86,474	41,490	$ 1,347,667	$ 543,931
Class B Shares sold	388,730	92,855	$ 5,600,715	$ 1,230,975
Reinvestment of distributions	2,819	1,960	38,476	26,332
Shares redeemed	(149,191)	(100,163)	(2,176,209)	(1,324,215)
Net increase (decrease)	242,358	(5,348)	$ 3,462,982	$ (66,908)
Class C Shares sold	176,254	44,151	$ 2,555,029	$ 584,454
Reinvestment of distributions	871	650	11,933	8,758
Shares redeemed	(32,342)	(102,037)	(470,804)	(1,353,255)
Net increase (decrease)	144,783	(57,236)	$ 2,096,158	$ (760,043)
Institutional Class Shares sold	26,459	18,068	$ 394,465	$ 247,803
Reinvestment of distributions	3,435	2,497	48,404	34,539
Shares redeemed	(40,451)	(132,595)	(600,554)	(1,796,149)
Net increase (decrease)	(10,557)	(112,030)	$ (157,685)	$ (1,513,807)

Cyclical Industries

Advisor Developing Communications Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Developing Communications - Inst CL	-15.80%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have been $8,420 - a 15.80% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Annual Report

Advisor Developing Communications Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Chris Zepf, Portfolio
Manager of Fidelity
Advisor Developing
Communications Fund

Q. How did the fund perform, Chris?

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -16.00%, -16.00%, -16.30% and -16.30%, respectively. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - returned -25.95% during the same period. The Standard & Poor's 500 Index fell 8.21% during the period. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

A. From its inception on December 27, 2000, through July 31, 2001, the fund's Institutional Class shares returned -15.80%. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - returned -25.95% during the same period. The Standard & Poor's 500 Index fell 8.21% during the period. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Q. What factors shaped the fund's performance during the period?

A. The deteriorating economy made it that much more difficult to make money during the period. That being said, the fund did benefit - relative to its Goldman Sachs index - from strong security selection. One thing we haven't seen in the technology sector since the fund launched is a clear-cut leadership group - an area that you can overweight and expect to make solid returns. This type of climate places a premium on stock picking rather than sector picking, and my strategy was to focus on companies that could come out of the downturn quicker, were gaining share in their markets, and had good product cycles that I felt could withstand the slowing economy. I also gravitated to stocks that were trading at or near trough valuations.

Q. Can you give examples?

A. I increased my exposure to semiconductor stocks - which are basically the beginning of the technology food chain - because I felt the group would have a shorter hangover period coming out of the downturn. One good performer was Fairchild Semiconductor, a smaller-sized company based in New England. Fairchild's valuation relative to the semiconductor group was closer to historic lows, and the company's small size gave it some flexibility in terms of enabling new customer wins to soften the impact of the market slowdown. Another example - though it didn't perform well - was Cisco Systems, which I took a larger stake in toward the end of the period. About two-thirds of Cisco's business relates to corporate enterprise spending, and I felt the company's revenues could snap back quicker if the economy picked up.

Q. You also bumped up the fund's exposure to AT&T and
Nextel during the period. Why?

A. AT&T has been a good value story for the fund. I felt the company had a valuable catalyst in the form of its cable television assets, and there was some talk of a potential spin-off with that part of its business. This hasn't happened, but the stock did perform relatively well in a tough market after struggling for an extended period of time. I never like to give up on a stock without re-evaluating it and, in the case of AT&T, this philosophy worked to our benefit. Most of my wireless play, meanwhile, centered around Nextel, which I felt was the best-managed wireless company going. Wireless stocks had a tough period and, instead of spreading my exposure among several smaller names, I increased the fund's investment in Nextel. The stock did suffer along with the rest of the wireless group during the period. At the end of July, AT&T and Nextel were the fund's two largest individual positions.

Q. Which stocks performed well? Which were disappointments?

A. Two stocks that I traded well during the period were Ibis Technology - which is a small, next-generation semiconductor company - and Extreme Networks, a mid-sized data networking company. Ibis was the fund's best performer for the period. In the case of Extreme, the company was able to gain share on its competitors despite the slowing economy. My most frustrating stock during the period was optical networker Ciena, which managed to grow but wasn't rewarded by the market. Ciena was one of the few companies that actually exceeded its earnings projections, but still declined with the rest of the optical networking group.

Q. What's your outlook?

A. The next few months should continue to be a stock picking market, so I'll stick to my approach of looking for market-share gainers and companies with good product cycles and valuations. The telecom equipment stocks may take longer to regroup, but I still like the long-term growth potential in that area. Unless the market changes dramatically, I don't anticipate making too many major moves within the portfolio.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Advisor Developing Communications Fund
Fund Talk: The Manager's Overview - continued

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2001, more than $7 million

Manager: Chris Zepf, since inception; joined Fidelity in 1997

3

Developing Communications

Advisor Developing Communications Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
AT&T Corp.	9.6
Nextel Communications, Inc. Class A	6.5
Cisco Systems, Inc.	5.1
Microsoft Corp.	5.1
CIENA Corp.	4.6
Fairchild Semiconductor International, Inc. Class A	3.6
ASML Holding NV (NY Shares)	2.9
Comcast Corp. Class A (special)	2.7
NVIDIA Corp.	2.7
Brocade Communications System, Inc.	2.7
45.5
Top Industries as of July 31, 2001
% of fund's net assets
Communications Equipment	27.6%
Semiconductor Equipment & Products	17.8%
Software	11.9%
Diversified Telecommunication Services	10.7%
Media	10.1%
All Others*	21.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 27.6%
3Com Corp.	3,000	$ 14,700
Anadigics, Inc. (a)	800	13,272
Avici Systems, Inc.	1,000	4,450
Brocade Communications System, Inc. (a)	5,870	193,182
Cabletron Systems, Inc. (a)	8,800	163,416
CIENA Corp. (a)	9,850	326,429
Cisco Systems, Inc. (a)	19,000	365,180
Comverse Technology, Inc. (a)	2,810	79,467
Corvis Corp.	2,000	7,800
Digital Lightwave, Inc. (a)	100	2,047
Extreme Networks, Inc. (a)	600	16,818
Finisar Corp. (a)	100	1,143
Foundry Networks, Inc. (a)	200	4,212
Juniper Networks, Inc. (a)	3,310	85,034
McDATA Corp. Class B	300	5,625
Motorola, Inc.	3,500	65,415
Nokia Corp. sponsored ADR	4,000	87,240
ONI Systems Corp. (a)	1,600	37,040
QUALCOMM, Inc. (a)	2,610	165,030
Redback Networks, Inc. (a)	4,160	26,624
Riverstone Networks, Inc.	5,200	63,700
Scientific-Atlanta, Inc.	500	12,725
Sonus Networks, Inc. (a)	1,400	30,716
Stratos Lightwave, Inc. (a)	4,000	38,040
Tellium, Inc.	2,500	32,875
Terayon Communication Systems, Inc. (a)	17,000	110,840
UTStarcom, Inc. (a)	800	16,544
TOTAL COMMUNICATIONS EQUIPMENT		1,969,564
COMPUTERS & PERIPHERALS - 0.9%
EMC Corp. (a)	100	1,972
Network Appliance, Inc. (a)	1,110	13,853
Nippon Foundry, Inc. (a)	10	49,580
TOTAL COMPUTERS & PERIPHERALS		65,405
DIVERSIFIED TELECOMMUNICATION SERVICES - 10.7%
AT&T Corp.	34,000	687,140
BellSouth Corp.	400	16,280
Broadwing, Inc. (a)	1,300	31,603
Qwest Communications International, Inc.	500	13,000
SBC Communications, Inc.	200	9,006
Verizon Communications	200	10,830
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		767,859
ELECTRICAL EQUIPMENT - 2.5%
Benchmark Electronics, Inc. (a)	8,000	178,640

	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
Arrow Electronics, Inc. (a)	900	$ 24,075
Avnet, Inc.	1,305	31,176
Flextronics International Ltd. (a)	170	4,622
Sanmina Corp. (a)	100	2,181
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		62,054
INTERNET SOFTWARE & SERVICES - 1.2%
Check Point Software Technologies Ltd. (a)	2,000	88,480
MEDIA - 10.1%
Adelphia Communications Corp. Class A (a)	4,000	147,600
AOL Time Warner, Inc. (a)	2,800	127,260
Charter Communications, Inc. Class A (a)	8,100	174,474
Comcast Corp. Class A (special) (a)	5,100	193,953
Gemstar-TV Guide International, Inc. (a)	1,900	77,121
TOTAL MEDIA		720,408
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 17.8%
Agere Systems, Inc. Class A	1,000	5,530
Altera Corp. (a)	200	6,012
ASML Holding NV (NY Shares)	10,000	204,700
Broadcom Corp. Class A (a)	100	4,363
Conexant Systems, Inc. (a)	13,000	123,630
Cypress Semiconductor Corp. (a)	2,500	68,200
Fairchild Semiconductor International, Inc. Class A (a)	10,700	255,195
Ibis Technology Corp. (a)	18,900	158,760
Integrated Device Technology, Inc. (a)	500	18,425
Marvell Technology Group Ltd. (a)	5,000	153,450
MIPS Technologies, Inc. Class A (a)	5,100	74,001
RF Micro Devices, Inc. (a)	580	15,869
Silicon Storage Technology, Inc. (a)	19,000	178,600
Xilinx, Inc. (a)	100	4,000
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		1,270,735
SOFTWARE - 11.9%
Adobe Systems, Inc.	1,000	37,490
Computer Associates International, Inc.	900	31,032
J.D. Edwards & Co. (a)	200	2,550
Microsoft Corp. (a)	5,500	364,045
NVIDIA Corp. (a)	2,390	193,351
PeopleSoft, Inc. (a)	1,700	74,239
RadiSys Corp. (a)	1,600	32,544
Red Hat, Inc. (a)	29,700	117,612
TOTAL SOFTWARE		852,863
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - 9.3%
Nextel Communications, Inc. Class A (a)	27,800	$ 462,870
Triton PCS Holdings, Inc. Class A (a)	400	15,480
Vodafone Group PLC sponsored ADR	8,600	185,330
TOTAL WIRELESS TELECOMMUNICATION SERVICES		663,680
TOTAL COMMON STOCKS (Cost $6,882,750)		6,639,688
Cash Equivalents - 8.0%

Fidelity Cash Central Fund, 3.98% (b) (Cost $572,998)	572,998	572,998
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $7,455,748)	7,212,686
NET OTHER ASSETS - (0.9)%	(62,401)
NET ASSETS - 100%	$ 7,150,285
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $24,656,852 and $16,957,127, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $411 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.2%
Netherlands	2.9
United Kingdom	2.6
Bermuda	2.1
Israel	1.2
Finland	1.2
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $7,615,176. Net unrealized depreciation aggregated $402,490, of which $517,873 related to appreciated investment securities and $920,363 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $676,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $7,455,748) - See accompanying schedule		$ 7,212,686
Receivable for investments sold		133,157
Receivable for fund shares sold		3,015
Dividends receivable		2,131
Interest receivable		2,194
Prepaid expenses		24,241
Receivable from investment adviser for expense reductions		35,925
Total assets		7,413,349
Liabilities
Payable to custodian bank	$ 265
Payable for investments purchased	225,731
Accrued management fee	3,390
Distribution fees payable	4,179
Other payables and accrued expenses	29,499
Total liabilities		263,064
Net Assets		$ 7,150,285
Net Assets consist of:
Paid in capital		$ 8,210,334
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(816,975)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(243,074)
Net Assets		$ 7,150,285
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($933,541 ÷ 111,078 shares)		$8.40
Maximum offering price per share (100/94.25 of $8.40)		$8.91
Class T: Net Asset Value and redemption price per share ($2,131,130 ÷ 253,706 shares)		$8.40
Maximum offering price per share (100/96.50 of $8.40)		$8.70
Class B: Net Asset Value and offering price per share ($2,236,133 ÷ 267,129 shares) A		$8.37
Class C: Net Asset Value and offering price per share ($1,566,390 ÷ 187,159 shares) A		$8.37
Institutional Class: Net Asset Value, offering price and redemption price per share ($283,091 ÷ 33,635 shares)		$8.42

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	December 27, 2000 (commencement of operations) to July 31, 2001
Investment Income Dividends		$ 4,104
Interest		16,707
Total income		20,811
Expenses
Management fee	$ 17,023
Transfer agent fees	12,950
Distribution fees	20,395
Accounting fees and expenses	36,837
Non-interested trustees' compensation	8
Custodian fees and expenses	5,711
Registration fees	83,581
Audit	22,791
Legal	1,200
Reports to shareholders	694
Miscellaneous	22
Total expenses before reductions	201,212
Expense reductions	(145,606)	55,606
Net investment income (loss)		(34,795)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,975)
Foreign currency transactions	396	(816,579)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(243,062)
Assets and liabilities in foreign currencies	(12)	(243,074)
Net gain (loss)		(1,059,653)
Net increase (decrease) in net assets resulting from operations		$ (1,094,448)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	December 27, 2000 (commencement of operations) to July 31, 2001
Operations Net investment income (loss)	$ (34,795)
Net realized gain (loss)	(816,579)
Change in net unrealized appreciation (depreciation)	(243,074)
Net increase (decrease) in net assets resulting from operations	(1,094,448)
Share transactions - net increase (decrease)	8,239,212
Redemption fees	5,521
Total increase (decrease) in net assets	7,150,285
Net Assets
Beginning of period	-
End of period	$ 7,150,285

Financial Highlights - Class A

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.61)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.40
Total Return B, C, D	(16.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 934
Ratio of expenses to average net assets before expense reductions	6.46% A, H
Ratio of expenses to average net assets after voluntary waivers	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.45% A, G
Ratio of net investment income (loss) to average net assets	(.74)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class T

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)
Net realized and unrealized gain (loss)	(1.56)
Total from investment operations	(1.61)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.40
Total Return B, C, D	(16.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,131
Ratio of expenses to average net assets before expense reductions	6.66% A, H
Ratio of expenses to average net assets after voluntary waivers	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.70% A, G
Ratio of net investment income (loss) to average net assets	(.99)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Class B

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.64)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.37
Total Return B, C, D	(16.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,236
Ratio of expenses to average net assets before expense reductions	7.21% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.20% A, G
Ratio of net investment income (loss) to average net assets	(1.49)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.07)
Net realized and unrealized gain (loss)	(1.57)
Total from investment operations	(1.64)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.37
Total Return B, C, D	(16.30)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,566
Ratio of expenses to average net assets before expense reductions	7.09% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.20% A, G
Ratio of net investment income (loss) to average net assets	(1.49)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Institutional Class

Year ended July 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(1.56)
Total from investment operations	(1.59)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 8.42
Total Return B, C	(15.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 283
Ratio of expenses to average net assets before expense reductions	5.95% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25% A
Ratio of expenses to average net assets after all expense reductions	1.20% A, F
Ratio of net investment income (loss) to average net assets	(.49)% A
Portfolio turnover rate	644% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Developing Communications

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund(the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25% *
Class T	.50% **
Class B	1.00% ***
Class C	1.00% ***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 1,014	$ 250
Class T	4,415	467
Class B	8,376	6,504
Class C	6,590	5,224
	$ 20,395	$ 12,445

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Developing Communications

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 3,808	$ 2,068
Class T	8,008	2,620
Class B	1,258	1,258 *
Class C	453	453 *
	$ 13,527	$ 6,399

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,015	.50 *
Class T	3,922	.45 *
Class B	4,136	.49 *
Class C	2,488	.38 *
Institutional Class	389	.24 *
	$ 12,950

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.50%	$ 20,073
Class T	1.75%	43,172
Class B	2.25%	41,498
Class C	2.25%	31,834
Institutional Class	1.25%	7,527
		$ 144,104

Certain security trades were directed to brokers who paid $1,264 of the fund's expenses. In addition,through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $238.

Developing Communications

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	December 27, 2000 (commencement of operations) to July 31, 2001	December 27, 2000 (commencement of operations) to July 31, 2001

Class A Shares sold	117,996	$ 1,134,722
Shares redeemed	(6,918)	(52,114)
Net increase (decrease)	111,078	$ 1,082,608
Class T Shares sold	311,492	$ 3,017,250
Shares redeemed	(57,786)	(498,638)
Net increase (decrease)	253,706	$ 2,518,612
Class B Shares sold	285,790	$ 2,676,313
Shares redeemed	(18,661)	(155,990)
Net increase (decrease)	267,129	$ 2,520,323
Class C Shares sold	203,890	$ 1,925,025
Shares redeemed	(16,731)	(142,698)
Net increase (decrease)	187,159	$ 1,782,327
Institutional Class Shares sold	34,115	$ 338,272
Shares redeemed	(480)	(2,930)
Net increase (decrease)	33,635	$ 335,342

Developing Communications

Advisor Electronics Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended July 31, 2001	Life of fund
Fidelity Adv Electronics - Inst CL	-3.60%
S&P 500	-8.21%
GS Technology	-25.95%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, since the fund started on December 27, 2000. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have been $9,640 - a 3.60% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,179 - an 8.21% decrease. If $10,000 was invested in the Goldman Sachs Technology Index, it would have been $7,405 - a 25.95% decrease.

Annual Report

Advisor Electronics Fund

Fund Talk: The Manager's Overview

-(Portfolio Manager photograph)

An interview with Ted Orenstein, Portfolio Manager of Fidelity Advisor Electronics Fund

Q. How did the fund perform, Ted?

A. Since its inception on December 27, 2000, through July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -3.80%, -3.80%, -4.00% and -4.10%, respectively. During the same period, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - declined 25.95%, while the Standard & Poor's 500 Index fell 8.21%.

A. Since its inception on December 27, 2000, through July 31, 2001, the fund's Institutional Class shares returned -3.60%. During the same period, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - declined 25.95%, while the Standard & Poor's 500 Index fell 8.21%.

Q. Why did the fund outperform its benchmarks?

A. The fund achieved this outperformance because I paid very close attention to valuation parameters. Many of the stocks the fund held were cyclical in nature and near the bottom of their business cycles on a historical basis. I purchased stocks when I could see that the decline of revenue growth along with other fundamentals had started to slow, which is a positive indicator since it meant that business was not deteriorating at the same level as it had been.

Q. What strategies did you employ in managing the fund?

A. In addition to looking for stocks with improving fundamentals and good valuations, I also looked at how companies performed in previous downturns to see where stocks had bottomed out, and adjusted that for the changes made to their operations. I then used all of this information in my investment decision-making process. I focused, and will continue to focus, on companies with leading-edge products that have the potential to gain market share when the economy and business cycle improve. In terms of industries, I focused on contract manufacturing and semiconductors. Contract manufacturing remained strong due to increased outsourcing as companies looked to off-load fixed investment costs, mainly goods, to EMS - electronic manufacturing services - companies that have facilities in low-cost countries. As a result, companies utilizing contract manufacturers got more efficient use of their balance sheet and freed up capital for other uses. In addition, semiconductor valuations were attractive and I was able to take advantage of some stabilization in technology spending as the market anticipated an upturn for PCs, software and games.
Annual Report

Q. Which stocks contributed to the fund's performance?

A. LAM Research was the top contributor as it hit very attractive valuation levels when the market perceived that the company's position was similar to prior cyclical downturns. KLA-Tencor, a leader in the wafer inspection segment, also added value as demand for its machines remained strong since customers must increasingly inspect wafers for flaws as design features become more complex. Flextronics, another contributor, had an aggressive strategy in obtaining new business wins, which paid off for the stock. The company also had a solid balance sheet with a low cost structure and has had success in the wireless market despite that industry's slowdown. Advanced Energy Industries, a leader in the components area, was a good small-cap opportunity that expanded its market share through recent acquisitions.

Q. Which stocks were detractors from performance?

A. In general, the slowdown in the economy had a negative effect on most of the stocks covered by the fund. Applied Micro Circuits, a communications company, suffered as a result of continued overbuilding of inventory and detracted from performance. Brocade Communications, a leader in the fiber channel switch market, detracted from performance as the data storage sector continued to be weak. ASML Holdings suffered along with the semiconductor industry during the downturn, but I held on to the stock because I continued to feel the company had the potential to increase market share in the most valuable part of the manufacturing process for semiconductors: printing patterns on wafers.

Q. What's your outlook?

A. I'm cautious. While I think the near-term outlook is difficult, I believe the long-term secular story is positive. It appears that we're getting some relief from the Federal Reserve Board, which should help the economy next year. Another positive note is that there have been many technology transitions during this down cycle, which could create a lot of product transitions and stronger growth in the next upturn. Also critical for growth to resume is the unwinding of inventory, which has already begun to happen and I expect will continue as time progresses.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 27, 2000

Size: as of July 31, 2001, more than $37 million

Manager: Ted Orenstein, since inception; joined Fidelity in 1998

3

Electronics

Advisor Electronics Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Flextronics International Ltd.	5.0
Intel Corp.	4.1
KLA-Tencor Corp.	4.0
ASML Holding NV (NY Shares)	3.0
Fairchild Semiconductor International, Inc. Class A	2.6
Teradyne, Inc.	2.5
Micron Technology, Inc.	2.0
Cisco Systems, Inc.	1.9
Brocade Communications System, Inc.	1.7
Applied Materials, Inc.	1.7
28.5
Top Industries as of July 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	55.1%
Electronic Equipment & Instruments	15.0%
Communications Equipment	6.6%
Software	6.1%
Computers & Peripherals	2.7%
All Others *	14.5%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Electronics Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 89.2%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 6.6%
Avocent Corp. (a)	2,000	$ 51,800
Brocade Communications System, Inc. (a)	19,800	651,618
Centillium Communications, Inc. (a)	4,290	63,492
CIENA Corp. (a)	4,500	149,130
Cisco Systems, Inc. (a)	36,700	705,374
McDATA Corp. Class A (a)	16	290
Motorola, Inc.	9,900	185,031
Nokia Corp. sponsored ADR	4,310	94,001
ONI Systems Corp. (a)	6,500	150,475
QUALCOMM, Inc. (a)	2,920	184,632
Scientific-Atlanta, Inc.	5,100	129,795
Sonus Networks, Inc. (a)	2,770	60,774
Stratos Lightwave, Inc. (a)	2,515	23,918
TOTAL COMMUNICATIONS EQUIPMENT		2,450,330
COMPUTERS & PERIPHERALS - 2.7%
Dell Computer Corp. (a)	16,250	437,613
EMC Corp. (a)	2,850	56,202
International Business Machines Corp.	200	21,042
Lexmark International, Inc. Class A (a)	2,730	124,816
NEC Corp. ADR	4,500	60,255
Read-Rite Corp. (a)	24,000	111,360
Sun Microsystems, Inc. (a)	11,330	184,566
TOTAL COMPUTERS & PERIPHERALS		995,854
ELECTRICAL EQUIPMENT - 1.6%
Advanced Energy Industries, Inc. (a)	710	23,253
Artesyn Technologies, Inc. (a)	700	7,427
Benchmark Electronics, Inc. (a)	1,980	44,213
Molex, Inc.	4,100	141,040
Molex, Inc. Class A (non-vtg.)	5,800	162,980
Power-One, Inc. (a)	850	13,175
Vishay Intertechnology, Inc. (a)	8,400	202,020
TOTAL ELECTRICAL EQUIPMENT		594,108
ELECTRONIC EQUIPMENT & INSTRUMENTS - 15.0%
Agilent Technologies, Inc. (a)	12,550	359,056
Amphenol Corp. Class A (a)	6,780	281,234
Arrow Electronics, Inc. (a)	6,900	184,575
Avnet, Inc.	9,361	223,634
AVX Corp.	6,400	140,800
Celestica, Inc. (sub. vtg.) (a)	5,570	268,561
Cognex Corp. (a)	8,500	261,460
Cohu, Inc.	5,200	98,332
Flextronics International Ltd. (a)	68,570	1,864,418
Jabil Circuit, Inc. (a)	5,280	171,600
KEMET Corp. (a)	5,700	110,352
Merix Corp. (a)	3,400	82,858
Methode Electronics, Inc. Class A	1,600	14,352
Plexus Corp. (a)	1,700	60,877

	Shares	Value (Note 1)
Sanmina Corp. (a)	19,120	$ 417,007
SCI Systems, Inc. (a)	13,100	382,520
Solectron Corp. (a)	15,880	277,582
Tektronix, Inc. (a)	6,600	149,754
Veeco Instruments, Inc. (a)	6,100	225,395
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		5,574,367
HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
Coherent, Inc. (a)	5,300	195,994
INTERNET SOFTWARE & SERVICES - 0.3%
Check Point Software Technologies Ltd. (a)	2,550	112,812
MEDIA - 0.4%
Gemstar-TV Guide International, Inc. (a)	4,100	166,419
OFFICE ELECTRONICS - 0.9%
Canon, Inc.	10,000	338,400
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 55.1%
Advanced Micro Devices, Inc. (a)	25,940	473,664
Advanced Power Technology, Inc.	800	10,680
Altera Corp. (a)	12,490	375,449
Amkor Technology, Inc. (a)	13,900	252,980
Analog Devices, Inc. (a)	8,850	407,100
Applied Materials, Inc. (a)	13,880	636,537
Applied Micro Circuits Corp. (a)	17,130	293,608
ASM International NV	16,800	380,520
ASML Holding NV (NY Shares)	54,000	1,105,380
Atmel Corp. (a)	32,800	328,328
ATMI, Inc. (a)	12,000	305,280
Axcelis Technologies, Inc.	28,890	409,371
Broadcom Corp. Class A (a)	5,370	234,293
C-MAC Industries, Inc. (a)	9,820	226,808
Chartered Semiconductor Manufacturing Ltd. ADR (a)	11,000	292,050
Credence Systems Corp. (a)	4,100	84,870
Cymer, Inc. (a)	2,350	66,905
Cypress Semiconductor Corp. (a)	11,000	300,080
DuPont Photomasks, Inc. (a)	7,700	296,989
Elantec Semiconductor, Inc. (a)	1,800	67,950
Fairchild Semiconductor International, Inc. Class A (a)	39,900	951,615
Helix Technology, Inc.	21,740	574,806
Infineon Technologies AG sponsored ADR	8,000	204,400
Integrated Circuit Systems, Inc. (a)	300	5,790
Integrated Device Technology, Inc. (a)	7,050	259,793
Integrated Silicon Solution (a)	700	9,450
Intel Corp.	50,990	1,520,012
International Rectifier Corp. (a)	800	29,872
Intersil Corp. Class A (a)	840	29,148
KLA-Tencor Corp. (a)	27,290	1,484,303
Kulicke & Soffa Industries, Inc. (a)	17,000	287,470
LAM Research Corp. (a)	18,230	510,258
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Lattice Semiconductor Corp. (a)	20,100	$ 486,420
Linear Technology Corp.	4,440	193,495
LSI Logic Corp. (a)	13,580	295,772
LTX Corp. (a)	11,230	232,573
Marvell Technology Group Ltd. (a)	9,800	300,762
Maxim Integrated Products, Inc. (a)	254	11,727
Microchip Technology, Inc. (a)	7,100	257,730
Micron Technology, Inc. (a)	17,560	737,520
MIPS Technologies, Inc. Class A (a)	1,140	16,541
MKS Instruments, Inc. (a)	7,600	194,484
National Semiconductor Corp. (a)	15,760	505,108
Novellus Systems, Inc. (a)	7,120	362,906
Photronics, Inc. (a)	1,800	37,620
PMC-Sierra, Inc. (a)	7,800	236,418
PRI Automation, Inc. (a)	5,570	87,171
QLogic Corp. (a)	5,800	222,778
RF Micro Devices, Inc. (a)	7,490	204,926
Rudolph Technologies, Inc. (a)	1,000	41,500
Samsung Electronics Co. Ltd.	540	78,837
Semtech Corp. (a)	5,300	196,365
Siliconix, Inc. (a)	1,700	47,974
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	16,100	262,430
Teradyne, Inc. (a)	27,030	918,479
Texas Instruments, Inc.	15,880	547,860
Therma-Wave, Inc. (a)	7,600	107,160
TTM Technologies, Inc.	22,000	208,780
United Microelectronics Corp. sponsored ADR	21,505	181,502
Varian Semiconductor Equipment Associates, Inc. (a)	5,600	196,896
Virage Logic Corp.	8,920	115,960
Vitesse Semiconductor Corp. (a)	12,900	255,291
Xilinx, Inc. (a)	13,920	556,800
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		20,515,544
SOFTWARE - 6.1%
BEA Systems, Inc. (a)	3,300	72,765
Cadence Design Systems, Inc. (a)	2,600	57,356
Computer Associates International, Inc.	7,840	270,323
Compuware Corp. (a)	2,600	35,620
Mentor Graphics Corp. (a)	2,750	51,288
Microsoft Corp. (a)	4,400	291,236
Networks Associates, Inc. (a)	3,800	63,992
Numerical Technologies, Inc. (a)	4,000	106,400
NVIDIA Corp. (a)	6,300	509,670
PeopleSoft, Inc. (a)	8,600	375,562

	Shares	Value (Note 1)
RadiSys Corp. (a)	10,600	$ 215,604
Vastera, Inc.	18,600	241,614
TOTAL SOFTWARE		2,291,430
TOTAL COMMON STOCKS (Cost $33,932,200)		33,235,258
Cash Equivalents - 10.7%

Fidelity Cash Central Fund, 3.98% (b) (Cost $3,974,924)	3,974,924	3,974,924
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $37,907,124)	37,210,182
NET OTHER ASSETS - 0.1%	27,583
NET ASSETS - 100%	$ 37,237,765
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $46,686,965 and $10,676,862, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $295 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	84.5%
Singapore	5.8
Netherlands	4.0
Canada	1.3
Taiwan	1.2
Japan	1.1
Others (individually less than 1%)	2.1
100.0%
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $38,654,215. Net unrealized depreciation aggregated $1,444,033, of which $2,388,381 related to appreciated investment securities and $3,832,414 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $1,287,000 of losses recognized during the period December 27, 2000 to July 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (cost $37,907,124) - See accompanying schedule		$ 37,210,182
Receivable for investments sold		819,818
Receivable for fund shares sold		211,494
Dividends receivable		3,483
Interest receivable		13,435
Prepaid expenses		24,116
Receivable from investment adviser for expense reductions		25,498
Total assets		38,308,026
Liabilities
Payable for investments purchased	$ 970,150
Payable for fund shares redeemed	16,274
Accrued management fee	16,946
Distribution fees payable	22,394
Other payables and accrued expenses	44,497
Total liabilities		1,070,261
Net Assets		$ 37,237,765
Net Assets consist of:
Paid in capital		$ 40,013,307
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,077,903)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(697,639)
Net Assets		$ 37,237,765
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,400,432 ÷ 353,437 shares)		$9.62
Maximum offering price per share (100/94.25 of $9.62)		$10.21
Class T: Net Asset Value and redemption price per share ($11,492,906 ÷ 1,194,982 shares)		$9.62
Maximum offering price per share (100/96.50 of $9.62)		$9.97
Class B: Net Asset Value and offering price per share ($10,940,654 ÷ 1,139,368 shares) A		$9.60
Class C: Net Asset Value and offering price per share ($10,781,618 ÷ 1,124,706 shares) A		$9.59
Institutional Class: Net Asset Value, offering price and redemption price per share ($622,155 ÷ 64,551 shares)		$9.64

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	December 27, 2000 (commencement of operations) to July 31, 2001
Investment Income Dividends		$ 9,077
Interest		78,114
Total income		87,191
Expenses
Management fee	$ 70,250
Transfer agent fees	43,588
Distribution fees	90,452
Accounting fees and expenses	36,853
Non-interested trustees' compensation	32
Custodian fees and expenses	11,285
Registration fees	91,881
Audit	22,767
Legal	1,223
Reports to shareholders	2,144
Miscellaneous	43
Total expenses before reductions	370,518
Expense reductions	(128,995)	241,523
Net investment income (loss)		(154,332)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,077,903)
Foreign currency transactions	(42)	(2,077,945)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(696,942)
Assets and liabilities in foreign currencies	(697)	(697,639)
Net gain (loss)		(2,775,584)
Net increase (decrease) in net assets resulting from operations		$ (2,929,916)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Electronics Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	December 27, 2000 (commencement of operations) to July 31, 2001
Operations Net investment income (loss)	$ (154,332)
Net realized gain (loss)	(2,077,945)
Change in net unrealized appreciation (depreciation)	(697,639)
Net increase (decrease) in net assets resulting from operations	(2,929,916)
Share transactions - net increase (decrease)	40,154,133
Redemption fees	13,548
Total increase (decrease) in net assets	37,237,765
Net Assets
Beginning of period	-
End of period	$ 37,237,765

Financial Highlights - Class A

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)
Net realized and unrealized gain (loss)	(.35)
Total from investment operations	(.39)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.62
Total Return B, C, D	(3.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 3,400
Ratio of expenses to average net assets before expense reductions	2.57% A, H
Ratio of expenses to average net assets after voluntary waivers	1.50% A
Ratio of expenses to average net assets after all expense reductions	1.49% A, G
Ratio of net investment income (loss) to average net assets	(.77)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class T

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)
Net realized and unrealized gain (loss)	(.33)
Total from investment operations	(.39)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.62
Total Return B, C, D	(3.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 11,493
Ratio of expenses to average net assets before expense reductions	2.81% A, H
Ratio of expenses to average net assets after voluntary waivers	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.74% A, G
Ratio of net investment income (loss) to average net assets	(1.02)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Class B

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.08)
Net realized and unrealized gain (loss)	(.33)
Total from investment operations	(.41)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.60
Total Return B, C, D	(4.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,941
Ratio of expenses to average net assets before expense reductions	3.34% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, G
Ratio of net investment income (loss) to average net assets	(1.52)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended July 31,	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)
Net realized and unrealized gain (loss)	(.33)
Total from investment operations	(.42)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.59
Total Return B, C, D	(4.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,782
Ratio of expenses to average net assets before expense reductions	3.25% A, H
Ratio of expenses to average net assets after voluntary waivers	2.25% A
Ratio of expenses to average net assets after all expense reductions	2.24% A, G
Ratio of net investment income (loss) to average net assets	(1.52)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period December 27, 2000 (commencement of operations) to July 31, 2001.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Highlights - Institutional Class

Year ended July 31,	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)
Net realized and unrealized gain (loss)	(.34)
Total from investment operations	(.37)
Redemption fees added to paid in capital	.01
Net asset value, end of period	$ 9.64
Total Return B, C	(3.60)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 622
Ratio of expenses to average net assets before expense reductions	2.16% A, G
Ratio of expenses to average net assets after voluntary waivers	1.25% A
Ratio of expenses to average net assets after all expense reductions	1.24% A, F
Ratio of net investment income (loss) to average net assets	(.52)% A
Portfolio turnover rate	98% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 27, 2000 (commencement of operations) to July 31, 2001.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Electronics

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 3,184	$ 235
Class T	18,774	178
Class B	33,376	25,135
Class C	35,118	24,799
	$ 90,452	$ 50,347

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on

Electronics

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load - continued

0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 25,710	$ 16,037
Class T	23,091	9,131
Class B	3,291	3,291*
Class C	2,171	2,171*
	$ 54,263	$ 30,630

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 4,806	.38*
Class T	13,702	.37*
Class B	13,454	.40*
Class C	11,010	.31*
Institutional Class	616	.22*
	$ 43,588

* Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from Adviser

Class A	1.50%	$ 13,642
Class T	1.75%	39,723
Class B	2.25%	36,585
Class C	2.25%	35,335
Institutional Class	1.25%	2,557
		$ 127,842

Certain security trades were directed to brokers who paid $1,006 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $147.

Electronics

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	December 27, 2000 (commencement of operations) to July 31, 2001	December 27, 2000 (commencement of operations) to July 31, 2001

Class A Shares sold	491,279	$ 4,969,285
Shares redeemed	(137,842)	(1,328,484)
Net increase (decrease)	353,437	$ 3,640,801
Class T Shares sold	1,305,484	$ 13,533,627
Shares redeemed	(110,502)	(1,015,624)
Net increase (decrease)	1,194,982	$ 12,518,003
Class B Shares sold	1,196,956	$ 12,121,127
Shares redeemed	(57,588)	(558,588)
Net increase (decrease)	1,139,368	$ 11,562,539
Class C Shares sold	1,205,953	$ 12,522,350
Shares redeemed	(81,247)	(782,650)
Net increase (decrease)	1,124,706	$ 11,739,700
Institutional Class Shares sold	72,232	$ 770,077
Shares redeemed	(7,681)	(76,987)
Net increase (decrease)	64,551	$ 693,090

Electronics

Advisor Financial Services Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial - Inst CL	13.29%	131.62%
S&P 500	-14.33%	98.58%
GS Financial Services	15.71%	142.70%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Financial - Inst CL	13.29%	18.66%
S&P 500	-14.33%	15.00%
GS Financial Services	15.71%	19.79%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $23,162 - a 131.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Financial Services Industries Index, it would have grown to $24,270 - a 142.70% increase.

Annual Report

Advisor Financial Services Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
James Catudal, Portfolio Manager of Fidelity Advisor Financial Services Fund

Q. How did the fund perform, Jim?

A. For the 12 months that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares had total returns of 12.86%, 12.64%, 12.03% and 12.03%, respectively. During the same period, the Goldman Sachs Financial Services Index, an index of 227 stocks designed to measure the performance of companies in the financial services sector, had a return of 15.71%, while the Standard & Poor's 500 Index returned -14.33%.

A. For the 12 months that ended July 31, 2001, the fund's Institutional Class shares had a total return of 13.29%. During the same period, the Goldman Sachs Financial Services Index, an index of 227 stocks designed to measure the performance of companies in the financial services sector, had a return of 15.71%, while the Standard & Poor's 500 Index returned -14.33%.

Q. What factors influenced the performance of the fund during the 12-month period?

A. During the first half of the period, financial services stocks performed very well as investors anticipated that the Federal Reserve Board soon would begin to lower short-term interest rates, which typically benefits financial companies. In addition, investors were attracted to the relatively low valuations of financials compared to other sectors, most notably technology. Early in 2001, the Federal Reserve Board moved aggressively to ease rates to stimulate the slowing economy. However, most financial stocks did not continue to rally on the news of the Fed's actions. Some financial companies - particularly brokerages, asset managers and others directly involved in the capital markets - performed poorly as the result of the slowdown in economic growth and the slump in the stock market. The exceptions to this general trend occurred among interest-rate sensitive small- and mid-cap companies, such as banks, savings and loans, and mortgage insurers. Investors continued to be attracted to the growing earnings of these industries resulting from declining interest rates. Unfortunately, I thought their rally would end earlier, and I lowered the fund's emphasis on these stocks too soon. This was a major factor in the fund's underperformance relative to the Goldman Sachs Financial Services Index.

Q. What were your principal strategies?

A. Throughout the 12 months, I overweighted government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, which had favorable earnings outlooks and stood to benefit from lower interest rates. Moreover, their stocks were selling at attractive valuations. I also overweighted savings and loans because they typically benefit from lower interest rates. I emphasized property and casualty insurers during the first half of the year. Their earnings rose as they gained greater control over the premiums they charged to customers. However, I reduced my position in these insurers early in the second half of the period because I was concerned about their high stock valuations. I also de-emphasized banks because I was concerned about their slow revenue growth and credit exposure in a slowing economy. I emphasized consumer finance companies early in the period, but I reduced the fund's holdings in most consumer-related businesses to protect against the effects of potential increases in consumer credit losses and personal bankruptcy filings.

Q. What were some of the investments that either helped performance or detracted from returns?

A. The GSEs were major contributors to performance. Additionally, I had a large position in Bank of America. It had an attractive stock price and proved to be a sound performer as it benefited from lower interest rates that expanded its profit margins. Household International also was a strong contributor. Although I had cut my exposure to most consumer companies, I maintained a healthy investment in Household because of its emphasis on secured loans, such as in real estate, rather than on unsecured credit cards. In general, brokerages such as Charles Schwab, Morgan Stanley and Merrill Lynch detracted from returns due to lower trading volumes, a slowing in the initial public offering market and declines in the value of assets under management stemming from the stock market slump.

Q. What's your outlook for financial services stocks?

A. In the near term, the critical factor will be the extent of the economic slump and whether or not bad debt problems increase substantially. Up until now, loan quality has remained relatively stable, despite slowing economic growth. However, if the economy continues to slow, credit quality could deteriorate, hurting banks and other lenders. I believe the Fed's actions should lead to an economic recovery, which would increase capital markets activity and help those companies that historically have benefited from lower rates, including brokerages and asset managers. I intend to look for opportunities in those areas that have not yet shown the positive effects of lower interest rates. When the economy strengthens, their earnings should improve.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than
$749 million

Manager: James Catudal, since 2000; joined Fidelity in 1997

3

Financial Services

Advisor Financial Services Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Bank of America Corp.	5.6
Citigroup, Inc.	5.0
Wells Fargo & Co.	4.6
Fannie Mae	4.1
Morgan Stanley Dean Witter & Co.	4.1
J.P. Morgan Chase & Co.	4.0
American Express Co.	3.5
Merrill Lynch & Co., Inc.	3.3
American International Group, Inc.	3.3
Freddie Mac	2.9
40.4
Top Industries as of July 31, 2001
% of fund's net assets
Diversified Financials	39.3%
Banks	30.8%
Insurance	19.8%
Real Estate	2.1%
Aerospace & Defense	0.6%
All Others *	7.4%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Honeywell International, Inc.	120,000	$ 4,424,400
BANKS - 30.8%
Asahi Bank Ltd.	249,000	414,170
Astoria Financial Corp.	40,000	2,399,600
Bank of America Corp.	655,204	41,684,074
Bank of Montreal	55,000	1,465,877
Bank of New York Co., Inc.	377,760	16,946,314
Bank of Nova Scotia	25,000	739,708
Bank One Corp.	170,782	6,610,971
Banknorth Group, Inc.	60,000	1,377,600
Canadian Imperial Bank of Commerce	83,000	2,759,085
Charter One Financial, Inc.	6,975	223,967
Comerica, Inc.	80,850	4,979,552
Commerce Bancorp, Inc.	32,051	2,442,286
Commercial Federal Corp.	20,000	498,000
Compass Bancshares, Inc.	5,300	144,425
Dime Bancorp, Inc.	25,000	1,018,750
Fifth Third Bancorp	123,300	7,770,366
First Union Corp.	26,255	929,427
FleetBoston Financial Corp.	117,576	4,411,452
Golden State Bancorp, Inc.	65,000	2,159,950
Golden West Financial Corp.	18,200	1,176,630
Greenpoint Financial Corp.	40,000	1,650,400
Hibernia Corp. Class A	75,415	1,411,015
M&T Bank Corp.	7,000	563,500
Mellon Financial Corp.	55,000	2,091,100
Mizuho Holdings, Inc.	140	537,385
National Bank of Canada	100,000	1,955,373
Pacific Century Financial Corp.	57,100	1,513,150
PNC Financial Services Group, Inc.	298,600	19,812,110
Royal Bank of Canada	25,000	831,213
Silicon Valley Bancshares (a)	15,000	302,400
SouthTrust Corp.	92,400	2,371,908
Sumitomo Mitsui Banking Corp.	74,000	529,036
SunTrust Banks, Inc.	165,400	11,453,950
Synovus Financial Corp.	55,000	1,878,250
TCF Financial Corp.	81,200	3,962,560
Toronto-Dominion Bank	29,000	744,347
Trustmark Corp.	2,550	61,583
U.S. Bancorp	877,745	20,837,666
Union Planters Corp.	35,000	1,564,150
UnionBanCal Corp.	7,031	260,077
Wachovia Corp.	40,605	2,887,016
Washington Federal, Inc.	10,700	284,727
Washington Mutual, Inc.	456,780	18,508,726
Wells Fargo & Co.	749,900	34,540,394
TOTAL BANKS		230,704,240
COMMERCIAL SERVICES & SUPPLIES - 0.2%
H&R Block, Inc.	18,000	1,284,660

	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 39.3%
A.G. Edwards, Inc.	25,000	$ 1,093,750
Affiliated Managers Group, Inc. (a)	25,000	1,693,500
AMBAC Financial Group, Inc.	67,650	3,892,581
American Express Co.	649,200	26,182,236
AmeriCredit Corp. (a)	30,000	1,844,700
Ameritrade Holding Corp. Class A (a)	170,300	1,096,732
Capital One Financial Corp.	10,000	642,700
Charles Schwab Corp.	751,326	11,262,377
Citigroup, Inc.	747,769	37,545,481
CompuCredit Corp. (a)	50,000	557,500
Countrywide Credit Industries, Inc.	10,299	446,050
Daiwa Securities Group, Inc.	59,000	511,915
Fannie Mae	369,935	30,797,089
Federated Investors, Inc. Class B (non-vtg.)	55,000	1,662,650
Franklin Resources, Inc.	32,000	1,380,480
Freddie Mac	317,220	21,710,537
Goldman Sachs Group, Inc.	101,800	8,465,688
Household International, Inc.	265,057	17,570,629
Instinet Group, Inc.	144,000	2,001,600
J.P. Morgan Chase & Co.	693,790	30,041,107
Knight Trading Group, Inc. (a)	80,000	870,400
Legg Mason, Inc.	35,000	1,684,900
Lehman Brothers Holdings, Inc.	213,600	15,379,200
MBNA Corp.	59,250	2,097,450
Merrill Lynch & Co., Inc.	462,200	25,069,728
Morgan Stanley Dean Witter & Co.	508,100	30,394,542
Neuberger Berman, Inc.	25,000	1,718,500
Nikko Securities Co. Ltd.	77,000	482,751
Nomura Securities Co. Ltd.	31,000	505,718
Phoenix Companies, Inc.	133,000	2,268,980
Providian Financial Corp.	214	10,565
SEI Investments Co.	40,000	1,916,800
State Street Corp.	2,000	107,540
Stilwell Financial, Inc.	63,200	1,874,512
USA Education, Inc.	92,000	7,370,120
Waddell & Reed Financial, Inc. Class A	79,767	2,456,824
TOTAL DIVERSIFIED FINANCIALS		294,607,832
INSURANCE - 19.8%
ACE Ltd.	71,300	2,489,083
AFLAC, Inc.	109,900	3,250,842
Alleghany Corp.	4,080	880,872
Allmerica Financial Corp.	59,400	3,186,810
Allstate Corp.	260,000	9,089,600
American General Corp.	435,000	20,118,750
American International Group, Inc.	297,725	24,785,606
Berkshire Hathaway, Inc.:
Class A (a)	111	7,681,200
Class B (a)	2,424	5,565,504
Cincinnati Financial Corp.	50,000	1,970,000
Conseco, Inc.	173,300	2,530,180
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
Fidelity National Financial, Inc.	5,900	$ 151,276
Hartford Financial Services Group, Inc.	72,700	4,813,467
HCC Insurance Holdings, Inc.	63,400	1,455,030
Jefferson-Pilot Corp.	20,000	950,200
John Hancock Financial Services, Inc.	2,100	84,042
Leucadia National Corp.	40,000	1,306,400
Lincoln National Corp.	10,000	510,300
Loews Corp.	70,000	3,973,200
Marsh & McLennan Companies, Inc.	39,950	4,010,980
MetLife, Inc.	150,000	4,447,500
Nationwide Financial Services, Inc. Class A	5,000	219,950
Old Republic International Corp.	55,000	1,457,500
PartnerRe Ltd.	26,600	1,323,350
Progressive Corp.	43,000	5,796,830
Protective Life Corp.	49,000	1,626,800
Radian Group, Inc.	160,000	6,403,200
Reinsurance Group of America, Inc.	79,600	3,110,768
RenaissanceRe Holdings Ltd.	49,500	3,583,800
Sun Life Financial Services of Canada, Inc.	220,000	5,526,196
The Chubb Corp.	89,500	6,280,215
The St. Paul Companies, Inc.	30,000	1,315,500
Transatlantic Holdings, Inc.	12,750	986,213
UnumProvident Corp.	100,000	2,853,000
XL Capital Ltd. Class A	57,900	4,443,825
TOTAL INSURANCE		148,177,989
REAL ESTATE - 2.1%
Apartment Investment & Management Co. Class A	37,400	1,728,628
CenterPoint Properties Trust	15,000	708,750
Crescent Real Estate Equities Co.	81,100	1,956,943
Duke Realty Corp.	68,500	1,670,715
Equity Office Properties Trust	98,900	2,968,978
Equity Residential Properties Trust (SBI)	78,000	4,422,600
Vornado Realty Trust	60,000	2,318,400
TOTAL REAL ESTATE		15,775,014
TOTAL COMMON STOCKS (Cost $580,330,149)		694,974,135
Cash Equivalents - 7.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b)	55,170,863	$ 55,170,863
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	1,759,046	1,759,046
TOTAL CASH EQUIVALENTS (Cost $56,929,909)		56,929,909
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $637,260,058)		751,904,044
NET OTHER ASSETS - (0.4)%		(2,782,829)
NET ASSETS - 100%		$ 749,121,215
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $899,265,511 and $690,057,861, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $93,357 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $648,687,114. Net unrealized appreciation aggregated $103,216,930, of which $128,632,533 related to appreciated investment securities and $25,415,603 related to depreciated investment securities.

At July 31, 2001, the fund had a capital loss carryforward of approximately $4,421,000 of which $1,157,000 and $3,264,000 will expire on July 31, 2007 and 2008, respectively.

Class A designates 85% and 100%; Class T designates 100% and 100%; Class B designates 100% and 100%; Class C designates 100% and 100%; and Institutional Class designates 63% and 96% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Advisor Financial Services Fund
Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,624,313) (cost $637,260,058) - See accompanying schedule		$ 751,904,044
Receivable for investments sold		21,497,189
Receivable for fund shares sold		1,123,256
Dividends receivable		538,065
Interest receivable		177,723
Redemption fees receivable		427
Other receivables		908
Total assets		775,241,612
Liabilities
Payable for investments purchased	$ 22,199,247
Payable for fund shares redeemed	1,151,192
Accrued management fee	360,764
Distribution fees payable	462,449
Other payables and accrued expenses	187,699
Collateral on securities loaned, at value	1,759,046
Total liabilities		26,120,397
Net Assets		$ 749,121,215
Net Assets consist of:
Paid in capital		$ 651,463,656
Undistributed net investment income		921,678
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(17,907,776)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		114,643,657
Net Assets		$ 749,121,215
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($78,115,155 ÷ 3,819,993 shares)		$20.45
Maximum offering price per share (100/94.25 of $20.45)		$21.70
Class T: Net Asset Value and redemption price per share ($234,268,462 ÷ 11,495,054 shares)		$20.38
Maximum offering price per share (100/96.50 of $20.38)		$21.12
Class B: Net Asset Value and offering price per share ($269,611,711 ÷ 13,429,632 shares) A		$20.08
Class C: Net Asset Value and offering price per share ($149,160,094 ÷ 7,437,557 shares) A		$20.05
Institutional Class: Net Asset Value, offering price and redemption price per share ($17,965,793 ÷ 872,542 shares)		$20.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 10,256,043
Interest		2,772,696
Security lending		34,002
Total income		13,062,741
Expenses
Management fee	$ 3,882,534
Transfer agent fees	1,920,557
Distribution fees	4,907,523
Accounting and security lending fees	212,935
Non-interested trustees' compensation	2,284
Custodian fees and expenses	19,958
Registration fees	165,081
Audit	33,200
Legal	3,112
Reports to shareholders	66,048
Miscellaneous	1,842
Total expenses before reductions	11,215,074
Expense reductions	(169,616)	11,045,458
Net investment income		2,017,283
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	8,551,570
Foreign currency transactions	12,561	8,564,131
Change in net unrealized appreciation (depreciation) on:
Investment securities	44,410,401
Assets and liabilities in foreign currencies	5	44,410,406
Net gain (loss)		52,974,537
Net increase (decrease) in net assets resulting from operations		$ 54,991,820

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income	$ 2,017,283	$ 1,683,455
Net realized gain (loss)	8,564,131	(21,291,886)
Change in net unrealized appreciation (depreciation)	44,410,406	41,704,387
Net increase (decrease) in net assets resulting from operations	54,991,820	22,095,956
Distributions to shareholders from net investment income	(2,813,489)	(642,372)
Share transactions - net increase (decrease)	225,165,258	156,543,872
Redemption fees	121,493	278,776
Total increase (decrease) in net assets	277,465,082	178,276,232
Net Assets
Beginning of period	471,656,133	293,379,901
End of period (including undistributed net investment income of $921,678 and $1,705,322, respectively)	$ 749,121,215	$ 471,656,133

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.29	$ 17.49	$ 18.74	$ 15.11	$ 10.00
Income from Investment Operations
Net investment income E	.15	.15	.12	.11	.06
Net realized and unrealized gain (loss)	2.20	.73	(.31)	3.80	5.06
Total from investment operations	2.35	.88	(.19)	3.91	5.12
Less Distributions
From net investment income	(.19)	(.09)	(.06)	(.06)	(.01)
From net realized gain	-	-	(1.01)	(.23)	(.01)
Total distributions	(.19)	(.09)	(1.07)	(.29)	(.02)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 20.45	$ 18.29	$ 17.49	$ 18.74	$ 15.11
Total Return B, C, D	12.86%	5.12%	0.69%	26.32%	51.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 78,115	$ 48,088	$ 27,440	$ 21,907	$ 6,275
Ratio of expenses to average net assets before expense reductions	1.20%	1.25%	1.24%	1.32%	2.74% A, H
Ratio of expenses to average net assets after voluntary waivers	1.20%	1.25%	1.24%	1.32%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.18% G	1.22% G	1.23% G	1.30% G	1.73% A, G
Ratio of net investment income to average net assets	.77%	.92%	.73%	.63%	.55% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to July 31,1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.21	$ 17.42	$ 18.66	$ 15.07	$ 10.00
Income from Investment Operations
Net investment income E	.11	.12	.09	.07	.04
Net realized and unrealized gain (loss)	2.19	.71	(.30)	3.78	5.04
Total from investment operations	2.30	.83	(.21)	3.85	5.08
Less Distributions
From net investment income	(.13)	(.05)	(.03)	(.04)	(.01)
From net realized gain	-	-	(1.01)	(.23)	(.01)
Total distributions	(.13)	(.05)	(1.04)	(.27)	(.02)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 20.38	$ 18.21	$ 17.42	$ 18.66	$ 15.07
Total Return B, C, D	12.64%	4.84%	0.53%	25.96%	50.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 234,268	$ 179,862	$ 123,361	$ 118,608	$ 52,003
Ratio of expenses to average net assets	1.43%	1.47%	1.47%	1.52%	1.94% A
Ratio of expenses to average net assets after all expense reductions	1.41% G	1.44% G	1.46% G	1.50% G	1.91% A, G
Ratio of net investment income to average net assets	.54%	.70%	.50%	.44%	.37% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the one time sales charge.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class T shares) to July 31,1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.95	$ 17.21	$ 18.52	$ 15.04	$ 12.56
Income from Investment Operations
Net investment income (loss) E	.00	.03	-	(.02)	(.02)
Net realized and unrealized gain (loss)	2.16	.70	(.29)	3.76	2.50
Total from investment operations	2.16	.73	(.29)	3.74	2.48
Less Distributions
From net investment income	(.03)	-	(.02)	(.04)	-
From net realized gain	-	-	(1.01)	(.23)	-
Total distributions	(.03)	-	(1.03)	(.27)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.08	$ 17.95	$ 17.21	$ 18.52	$ 15.04
Total Return B, C, D	12.03%	4.30%	0.05%	25.29%	19.75%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 269,612	$ 150,880	$ 94,072	$ 65,926	$ 7,737
Ratio of expenses to average net assets before expense reductions	1.96%	2.01%	1.99%	2.06%	3.19% A, H
Ratio of expenses to average net assets after voluntary waivers	1.96%	2.01%	1.99%	2.06%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.94% G	1.98% G	1.98% G	2.04% G	2.49% A, G
Ratio of net investment income (loss) to average net assets	.01%	.16%	(.02)%	(.14)%	(.37)% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period March 3, 1997 (commencement of sale of Class B shares) to July 31,1997.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 17.96	$ 17.24	$ 18.56	$ 15.24
Income from Investment Operations
Net investment income (loss) E	.01	.03	-	(.03)
Net realized and unrealized gain (loss)	2.15	.70	(.29)	3.57
Total from investment operations	2.16	.73	(.29)	3.54
Less Distributions
From net investment income	(.07)	(.02)	(.03)	(.02)
From net realized gain	-	-	(1.01)	(.21)
Total distributions	(.07)	(.02)	(1.04)	(.23)
Redemption fees added to paid in capital	.00	.01	.01	.01
Net asset value, end of period	$ 20.05	$ 17.96	$ 17.24	$ 18.56
Total Return B, C, D	12.03%	4.30%	0.07%	23.56%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,160	$ 83,078	$ 36,552	$ 19,983
Ratio of expenses to average net assets	1.92%	1.96%	1.95%	2.09% A
Ratio of expenses to average net assets after all expense reductions	1.90% G	1.93% G	1.94% G	2.07% A, G
Ratio of net investment income (loss) to average net assets	.05%	.21%	.02%	(.22)% A
Portfolio turnover rate	110%	73%	38%	54%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of sale of Class C shares) to July 31,1998.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.39	$ 17.60	$ 18.80	$ 15.14	$ 10.00
Income from Investment Operations
Net investment income D	.22	.21	.18	.14	.10
Net realized and unrealized gain (loss)	2.22	.72	(.30)	3.79	5.06
Total from investment operations	2.44	.93	(.12)	3.93	5.16
Less Distributions
From net investment income	(.24)	(.15)	(.08)	(.05)	(.02)
From net realized gain	-	-	(1.01)	(.23)	(.01)
Total distributions	(.24)	(.15)	(1.09)	(.28)	(.03)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 20.59	$ 18.39	$ 17.60	$ 18.80	$ 15.14
Total Return B, C	13.29%	5.40%	1.12%	26.39%	51.78%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,966	$ 9,749	$ 11,956	$ 5,270	$ 3,758
Ratio of expenses to average net assets before expense reductions	.87%	.90%	.93%	1.14%	2.63% A, G
Ratio of expenses to average net assets after voluntary waivers	.87%	.90%	.93%	1.14%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.84% F	.87% F	.92% F	1.13% F	1.47% A, F
Ratio of net investment income to average net assets	1.10%	1.27%	1.04%	.81%	.85% A
Portfolio turnover rate	110%	73%	38%	54%	26% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31,1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Financial Services

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25% *
Class T	.50% **
Class B	1.00% ***
Class C	1.00% ***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 174,501	$ 551
Class T	1,138,955	5,366
Class B	2,301,100	1,725,977
Class C	1,292,967	750,008
	$ 4,907,523	$ 2,481,902

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset

Financial Services

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 309,472	$ 197,650
Class T	302,064	150,070
Class B	666,094	666,094 *
Class C	67,623	67,623 *
	$ 1,345,253	$ 1,081,437

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 208,991.30
Class T	629,163.28
Class B	704,671.31
Class C	343,066.27
Institutional Class	34,666.22
	$ 1,920,557

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $169,070 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's custody expenses by $546.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 10% of the total outstanding shares of the fund.

Financial Services

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 575,989	$ 141,474
Class T	1,395,636	357,303
Class B	290,651	-
Class C	384,886	41,770
Institutional Class	166,327	101,825
Total	$ 2,813,489	$ 642,372

10. Share Transactions.

Share transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	2,229,649	1,983,482	$ 45,208,146	$ 33,127,709
Reinvestment of distributions	25,922	7,540	525,585	129,104
Shares redeemed	(1,065,178)	(929,902)	(21,516,449)	(15,304,883)
Net increase (decrease)	1,190,393	1,061,120	$ 24,217,282	$ 17,951,930
Class T Shares sold	6,355,261	7,477,175	$ 129,152,149	$ 126,038,053
Reinvestment of distributions	63,277	19,181	1,280,041	327,797
Shares redeemed	(4,799,502)	(4,700,362)	(94,002,311)	(76,396,220)
Net increase (decrease)	1,619,036	2,795,994	$ 36,429,879	$ 49,969,630
Class B Shares sold	6,989,430	5,123,537	$ 139,848,398	$ 84,322,371
Reinvestment of distributions	11,845	-	236,725	-
Shares redeemed	(1,978,622)	(2,182,214)	(39,095,522)	(34,908,649)
Net increase (decrease)	5,022,653	2,941,323	$ 100,989,601	$ 49,413,722
Class C Shares sold	4,101,875	3,944,800	$ 81,876,910	$ 64,658,535
Reinvestment of distributions	15,218	1,942	303,741	32,872
Shares redeemed	(1,306,184)	(1,440,653)	(25,740,056)	(23,274,029)
Net increase (decrease)	2,810,909	2,506,089	$ 56,440,595	$ 41,417,378
Institutional Class Shares sold	596,552	523,400	$ 12,221,211	$ 8,779,263
Reinvestment of distributions	4,018	2,415	81,850	41,473
Shares redeemed	(258,115)	(675,136)	(5,215,160)	(11,029,524)
Net increase (decrease)	342,455	(149,321)	$ 7,087,901	$ (2,208,788)

Financial Services

Advisor Health Care Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - Inst CL	-2.21%	143.21%
S&P 500	-14.33%	98.58%
GS Health Care	2.34%	158.77%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 113 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Health Care - Inst CL	-2.21%	19.84%
S&P 500	-14.33%	15.00%
GS Health Care	2.34%	21.37%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $24,321 - a 143.21% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Health Care Index, it would have grown to $25,877 - a 158.77% increase.

Annual Report

Advisor Health Care Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Yolanda Strock, Portfolio Manager of Fidelity Advisor Health Care Fund

Q. How did the fund perform, Yolanda?

A. For the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -2.50%, -2.71%, -3.20% and -3.20%, respectively. These returns underperformed the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - which returned 2.34%. However, the fund outpaced the Standard & Poor's 500 Index, which fell 14.33%.

A. For the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned -2.21%. This return underperformed the Goldman Sachs Health Care Index - an index of 113 stocks designed to measure the performance of companies in the health care sector - which returned 2.34%. However, the fund outperformed the broader market, as represented by the Standard & Poor's 500 Index, which fell 14.33%.

Q. What caused the fund to outperform the S&P 500 index, but underperform the Goldman Sachs index during the past year?

A. The bulk of the health care sector's strong performance relative to the broader market came during the second half of 2000, as nervous investors rushed out of high-growth stocks and into health care stocks. This positive trend reversed itself in the first half of 2001, however. Richly valued stock prices, concerns about patent expirations and political reforms weighed heavily on the large-cap drug stocks I emphasized in the fund. Still, the weakness in drug stocks, as well as biotechnology stocks this year, eroded only a portion of the fund's significant gain achieved in 2000 relative to the S&P 500. Compared to the Goldman Sachs index, stock selection in biotechnology, generic drug and pharmaceutical stocks detracted the most from relative performance.

Q. Can you elaborate on the factors that hurt pharmaceutical stocks in 2001?

A. Coming into 2001, the valuations of drug stocks were high relative to the other areas of the market, and part of their poor stock performance during the past seven months was the result of investors taking profits. Additionally, the Food and Drug Administration (FDA) handed down some decisions that hurt several companies. For example, shares of Schering-Plough tumbled after the regulatory agency determined that the company's production facilities didn't meet certain cleanliness standards. What's more, investors grew nervous about the increasing length of time it takes to get new products approved by the FDA. A longer approval process delayed the launch of new drugs that could have hit the market and offset several high-profile patent expirations.

Q. What key strategies did you implement?

A. I kept the fund overweighted in drug stocks because they are viewed as defensive in nature and typically outperform during periods of slowing economic growth and easing monetary policy. While this strategy hasn't worked out as expected so far in 2001, I continued to emphasize my favorite names - such as Pfizer and Bristol-Myers Squibb - for their strong product pipelines and the industry's favorable demographic trends. I also continued to overweight drug distributors such as Cardinal Health, which benefited the fund. Elsewhere, the Bush Administration threw its support behind new legislation to protect Americans in health maintenance organizations (HMOs). These stocks have run up during the past year, and the risks associated with the passage of this legislation, coupled with the rising cost trends for HMOs, led me to sell off all the fund's HMO holdings. Turning to biotechnology stocks, I pared back the fund's relative weighting given the market's current favoritism toward more mature companies with consistent earnings growth.

Q. What stocks stood out as top performers? Which disappointed?

A. Speculation about a pending approval date for its hypertension drug, Vanlev, helped make Bristol-Myers Squibb the fund's top performer. Medical device and drug company Abbott Laboratories also performed well as a result of both a deal to acquire drug firm Knoll and excitement about a rheumatoid arthritis drug in its product pipeline. In terms of disappointments, Eli Lilly underperformed after a three-month delay was announced for clinical approval of its sepsis drug, Xigris (formerly Zovant). Guidant suffered after it failed to receive a recommendation from an FDA advisory panel on its congestive heart failure device, Contak.

Q. What's your outlook for the health care sector, Yolanda?

A. I think pharmaceutical stocks are poised for a strong second half of 2001. Excluding 1993, there's only been one occasion during the past 10 years - March of 2000 - when the valuations of drug stocks were reduced to the same price-to-earnings multiple as the S&P 500. During the six months following that occasion, drug stocks went on to outperform the index by roughly 50%. A valuation decline occurred again during the period. Additionally, only once in the last 38 quarters have health care stocks not outperformed the broader market when they've been below relative historical valuations and had better relative earnings growth. I also will be paying close attention to biotechnology stocks, given the potential amount of news flow generated from a busy scientific conference schedule later this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $1.2 billion

Manager: Yolanda Strock, since 2000; joined Fidelity in 1997

3

Annual Report

Advisor Health Care Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Pfizer, Inc.	9.0
Bristol-Myers Squibb Co.	8.6
American Home Products Corp.	7.5
Merck & Co., Inc.	6.4
Amgen, Inc.	6.3
Abbott Laboratories	4.9
Johnson & Johnson	4.7
Medtronic, Inc.	4.6
Eli Lilly & Co.	4.3
Cardinal Health, Inc.	3.3
59.6
Top Industries as of July 31, 2001
% of fund's net assets
Pharmaceuticals	57.4%
Health Care Equipment & Supplies	14.4%
Health Care Providers & Services	11.9%
Biotechnology	10.5%
Commercial Services & Supplies	0.4%
All Others*	5.4%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Health Care Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 10.5%
Alkermes, Inc. (a)	128,600	$ 3,665,100
Amgen, Inc. (a)	1,263,100	79,209,001
Cephalon, Inc. (a)	37,119	2,371,904
COR Therapeutics, Inc. (a)	33,800	897,390
Decode Genetics, Inc.	1,000	8,350
Enzon, Inc. (a)	30,500	1,959,625
Geneva Proteomics (a)(d)	43,000	236,500
Gilead Sciences, Inc. (a)	166,100	8,519,269
Human Genome Sciences, Inc. (a)	69,880	3,548,506
ICOS Corp. (a)	32,700	2,006,145
IDEC Pharmaceuticals Corp. (a)	213,300	11,513,934
Immunex Corp. (a)	447,720	6,903,842
Millennium Pharmaceuticals, Inc. (a)	91,170	2,851,798
Protein Design Labs, Inc. (a)	62,500	3,481,250
Vertex Pharmaceuticals, Inc. (a)	106,540	4,256,273
TOTAL BIOTECHNOLOGY		131,428,887
COMMERCIAL SERVICES & SUPPLIES - 0.4%
IMS Health, Inc.	190,600	4,898,420
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Waters Corp. (a)	137,400	4,053,300
HEALTH CARE EQUIPMENT & SUPPLIES - 14.4%
Apogent Technologies, Inc.	112,600	2,708,030
Bausch & Lomb, Inc.	232,300	7,953,952
Baxter International, Inc.	578,600	28,814,280
Beckman Coulter, Inc.	81,400	3,741,144
Becton, Dickinson & Co.	294,530	10,178,957
Biomet, Inc.	244,050	11,848,628
Boston Scientific Corp. (a)	47,000	846,470
C.R. Bard, Inc.	86,400	5,110,560
DENTSPLY International, Inc.	102,000	4,518,600
Guidant Corp. (a)	796,800	25,401,984
Hillenbrand Industries, Inc.	68,500	3,877,100
Inhale Therapeutic Systems, Inc. (a)	108,000	1,675,080
Medtronic, Inc.	1,205,796	57,914,382
MiniMed, Inc. (a)	62,200	2,965,696
Novoste Corp. (a)(c)	12,500	284,500
St. Jude Medical, Inc. (a)	109,400	7,658,000
Stryker Corp.	69,800	4,186,604
VISX, Inc. (a)	23,400	372,060
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		180,056,027

	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 11.9%
AdvancePCS (a)	35,700	$ 2,216,970
AmeriSource Health Corp. Class A (a)	102,690	5,970,397
Cardinal Health, Inc.	554,259	40,810,090
HCA - The Healthcare Co.	495,700	22,777,415
Health Management Associates, Inc. Class A (a)	61,610	1,217,414
HealthSouth Corp. (a)	616,900	10,548,990
McKesson HBOC, Inc.	735,360	30,480,672
Patterson Dental Co. (a)	40,800	1,415,760
Priority Healthcare Corp. Class B (a)	105,300	2,521,935
Tenet Healthcare Corp. (a)	500,600	27,788,306
Triad Hospitals, Inc. (a)	94,700	3,212,224
TOTAL HEALTH CARE PROVIDERS & SERVICES		148,960,173
INDUSTRIAL CONGLOMERATES - 0.0%
Tyco International Ltd.	656	34,899
INTERNET SOFTWARE & SERVICES - 0.1%
Allscripts Healthcare Solutions, Inc. (a)	500	3,210
Cybear Group (a)	6,168	8,944
WebMD Corp. (a)	105,000	604,800
TOTAL INTERNET SOFTWARE & SERVICES		616,954
IT CONSULTING & SERVICES - 0.0%
SYNAVANT, Inc. (a)	9,530	65,376
PHARMACEUTICALS - 57.4%
aaiPharma, Inc. (a)	13,600	281,112
Abbott Laboratories	1,152,900	61,783,911
Allergan, Inc.	202,300	15,231,167
American Home Products Corp.	1,562,870	94,256,690
AstraZeneca PLC sponsored ADR	125,800	6,346,610
Barr Laboratories, Inc. (a)	104,200	8,948,696
Biovail Corp. (a)	59,200	2,780,975
Bristol-Myers Squibb Co.	1,807,900	106,919,206
Eli Lilly & Co.	680,700	53,965,896
Forest Laboratories, Inc. (a)	489,800	38,473,790
ImClone Systems, Inc. (a)	102,300	4,384,578
IVAX Corp. (a)	174,800	5,943,200
Johnson & Johnson	1,084,792	58,687,247
King Pharmaceuticals, Inc. (a)	106,800	4,827,360
Merck & Co., Inc.	1,176,400	79,971,672
Mylan Laboratories, Inc.	111,900	3,776,625
Pfizer, Inc.	2,722,900	112,237,937
Pharmacia Corp.	739,900	33,014,338
Schering-Plough Corp.	674,200	26,327,509
SuperGen, Inc. (a)	1,300	15,795
TOTAL PHARMACEUTICALS		718,174,314
TOTAL COMMON STOCKS (Cost $1,014,011,514)		1,188,288,350
Cash Equivalents - 5.7%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b)	56,718,781	$ 56,718,781
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	14,734,700	14,734,700
TOTAL CASH EQUIVALENTS (Cost $71,453,481)		71,453,481
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $1,085,464,995)		1,259,741,831
NET OTHER ASSETS - (0.7)%		(8,250,318)
NET ASSETS - 100%		$ 1,251,491,513
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $284,500 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 236,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,052,289,378 and $820,163,976, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $38,714 for the period.

The fund invested in securities that are not registered under the Securities
Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $236,500 or 0.0% of net assets.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,093,681,715. Net unrealized appreciation aggregated $166,060,116, of which $210,662,817 related to appreciated investment securities and $44,602,701 related to depreciated investment securities.

The fund hereby designates approximately $59,396,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $54,341,274 of losses recognized during the period November 1, 2000 to July 31, 2001.
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $14,466,528) (cost $1,085,464,995) - See accompanying schedule		$ 1,259,741,831
Receivable for investments sold		6,730,672
Receivable for fund shares sold		1,720,444
Dividends receivable		964,189
Interest receivable		323,264
Redemption fees receivable		48
Other receivables		4,269
Total assets		1,269,484,717
Liabilities
Payable for fund shares redeemed	$ 1,658,997
Accrued management fee	585,843
Distribution fees payable	737,527
Other payables and accrued expenses	276,137
Collateral on securities loaned, at value	14,734,700
Total liabilities		17,993,204
Net Assets		$ 1,251,491,513
Net Assets consist of:
Paid in capital		$ 1,139,348,860
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(62,133,376)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,276,029
Net Assets		$ 1,251,491,513
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share $136,303,942 ÷ 6,678,035 shares)		$20.41
Maximum offering price per share (100/94.25 of $20.41)		$21.66
Class T: Net Asset Value and redemption price per share ($383,643,018 ÷ 18,974,911 shares)		$20.22
Maximum offering price per share (100/96.50 of $20.22)		$20.95
Class B: Net Asset Value and offering price per share ($456,850,904 ÷ 23,122,702 shares) A		$19.76
Class C: Net Asset Value and offering price per share ($229,493,514 ÷11,614,722 shares) A		$19.76
Institutional Class: Net Asset Value, offering price and redemption price per share ($45,200,135 ÷ 2,196,649 shares)		$20.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 10,304,401
Interest		4,628,602
Security lending		47,609
Total income		14,980,612
Expenses
Management fee	$ 7,043,176
Transfer agent fees	3,611,508
Distribution fees	8,823,167
Accounting and security lending fees	300,138
Non-interested trustees' compensation	4,277
Custodian fees and expenses	19,984
Registration fees	216,595
Audit	34,917
Legal	6,144
Reports to shareholders	134,409
Miscellaneous	3,693
Total expenses before reductions	20,198,008
Expense reductions	(257,832)	19,940,176
Net investment income (loss)		(4,959,564)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(39,085,442)
Foreign currency transactions	(3,433)	(39,088,875)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,665,022)
Assets and liabilities in foreign currencies	(176)	(5,665,198)
Net gain (loss)		(44,754,073)
Net increase (decrease) in net assets resulting from operations		$ (49,713,637)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (4,959,564)	$ (3,053,795)
Net realized gain (loss)	(39,088,875)	38,609,630
Change in net unrealized appreciation (depreciation)	(5,665,198)	125,937,738
Net increase (decrease) in net assets resulting from operations	(49,713,637)	161,493,573
Distributions to Shareholders
From net investment income	-	(55,986)
From net realized gain	(58,970,382)	(13,943,374)
Total distributions	(58,970,382)	(13,999,360)
Share transactions - net increase (decrease)	300,434,785	228,829,268
Redemption fees	143,653	336,627
Total increase (decrease) in net assets	191,894,419	376,660,108
Net Assets
Beginning of period	1,059,597,094	682,936,986
End of period	$ 1,251,491,513	$ 1,059,597,094

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 22.02	$ 18.52	$ 16.70	$ 14.10	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.01	.00	(.03)	(.02)
Net realized and unrealized gain (loss)	(.50)	3.89	2.20	3.50	4.12
Total from investment operations	(.49)	3.90	2.20	3.47	4.10
Less Distributions
From net realized gain	(1.12)	(.41)	(.39)	(.88)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.41	$ 22.02	$ 18.52	$ 16.70	$ 14.10
Total Return B, C, H	(2.50)%	21.44%	13.80%	26.47%	41.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 136,304	$ 108,248	$ 66,142	$ 20,902	$ 5,488
Ratio of expenses to average net assets before expense reductions	1.19%	1.20%	1.23%	1.38%	2.92% A, G
Ratio of expenses to average net assets after voluntary waivers	1.19%	1.20%	1.23%	1.38%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.17% F	1.18% F	1.21% F	1.36% F	1.74% A, F
Ratio of net investment income to average net assets	.05%	.07%	.01%	(.18)%	(.18)% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.87	$ 18.40	$ 16.61	$ 14.05	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.03)	(.04)	(.05)	(.04)
Net realized and unrealized gain (loss)	(.49)	3.86	2.19	3.47	4.09
Total from investment operations	(.53)	3.83	2.15	3.42	4.05
Less Distributions
From net realized gain	(1.12)	(.37)	(.37)	(.87)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.22	$ 21.87	$ 18.40	$ 16.61	$ 14.05
Total Return B, C, G	(2.71)%	21.16%	13.54%	26.17%	40.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 383,643	$ 361,351	$ 248,442	$ 124,652	$ 50,868
Ratio of expenses to average net assets	1.43%	1.42%	1.46%	1.54%	1.97% A
Ratio of expenses to average net assets after all expense reductions	1.41% F	1.40% F	1.43% F	1.52% F	1.96% A, F
Ratio of net investment income to average net assets	(.18)%	(.15)%	(.21)%	(.31)%	(.39)% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.50	$ 18.16	$ 16.47	$ 14.01	$ 11.88
Income from Investment Operations
Net investment income (loss) D	(.14)	(.13)	(.13)	(.14)	(.05)
Net realized and unrealized gain (loss)	(.48)	3.80	2.17	3.45	2.18
Total from investment operations	(.62)	3.67	2.04	3.31	2.13
Less Distributions
From net realized gain	(1.12)	(.34)	(.36)	(.86)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 19.76	$ 21.50	$ 18.16	$ 16.47	$ 14.01
Total Return B, C, H	(3.20)%	20.53%	12.96%	25.40%	17.93%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 456,851	$ 366,413	$ 225,441	$ 57,074	$ 6,159
Ratio of expenses to average net assets before expense reductions	1.95%	1.94%	1.98%	2.13%	3.46% A, G
Ratio of expenses to average net assets after voluntary waivers	1.95%	1.94%	1.98%	2.13%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.93% F	1.93% F	1.96% F	2.12% F	2.49% A, F
Ratio of net investment income to average net assets	(.70)%	(.68)%	(.73)%	(.95)%	(.99)% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.50	$ 18.17	$ 16.49	$ 13.85
Income from Investment Operations
Net investment income (loss) D	(.14)	(.12)	(.12)	(.12)
Net realized and unrealized gain (loss)	(.48)	3.80	2.17	3.39
Total from investment operations	(.62)	3.68	2.05	3.27
Less Distributions
From net realized gain	(1.12)	(.36)	(.38)	(.63)
Redemption fees added to paid in capital	.00	.01	.01	-
Net asset value, end of period	$ 19.76	$ 21.50	$ 18.17	$ 16.49
Total Return B, C, G	(3.20)%	20.59%	13.04%	24.84%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 229,494	$ 183,264	$ 109,372	$ 19,154
Ratio of expenses to average net assets	1.91%	1.91%	1.95%	2.18% A
Ratio of expenses to average net assets after all expense reductions	1.89% F	1.89% F	1.92% F	2.17% A, F
Ratio of net investment income to average net assets	(.66)%	(.64)%	(.70)%	(1.06)% A
Portfolio turnover rate	71%	51%	98%	85% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 22.13	$ 18.59	$ 16.73	$ 14.12	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.07	.05	.03	.01
Net realized and unrealized gain (loss)	(.50)	3.90	2.21	3.47	4.11
Total from investment operations	(.43)	3.97	2.26	3.50	4.12
Less Distributions
From net investment income	-	(.03)	-	-	-
From net realized gain	(1.12)	(.41)	(.41)	(.90)	-
Total distributions	(1.12)	(.44)	(.41)	(.90)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 20.58	$ 22.13	$ 18.59	$ 16.73	$ 14.12
Total Return B, C	(2.21)%	21.77%	14.17%	26.70%	41.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 45,200	$ 40,320	$ 33,540	$ 10,424	$ 6,875
Ratio of expenses to average net assets before expense reductions	.91%	.93%	.97%	1.07%	2.38% A, G
Ratio of expenses to average net assets after voluntary waivers	.91%	.93%	.97%	1.07%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.89% F	.92% F	.95% F	1.04% F	1.49% A, F
Ratio of net investment income to average net assets	.33%	.33%	.28%	.17%	.08% A
Portfolio turnover rate	71%	51%	98%	85%	67% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Health Care

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25% *
Class T	.50% **
Class B	1.00% ***
Class C	1.00% ***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 338,801	$ 1,090
Class T	1,956,386	16,169
Class B	4,334,422	3,252,030
Class C	2,193,558	899,705
	$ 8,823,167	$ 4,168,994

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging

Health Care

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 526,539	$ 269,583
Class T	538,600	206,167
Class B	1,064,214	1,064,214 *
Class C	77,387	77,387 *
	$ 2,206,740	$ 1,617,351

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 416,812.31
Class T	1,131,936.29
Class B	1,351,569.31
Class C	595,158.27
Institutional Class	116,033.28
	$ 3,611,508

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $257,093 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $739.

Health Care

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Institutional Class	$ -	$ 55,986
From net realized gain
Class A	$ 6,105,797	$ 1,513,849
Class T	19,508,059	5,017,622
Class B	20,768,204	4,390,652
Class C	10,520,844	2,255,536
Institutional Class	2,067,478	765,715
	$ 58,970,382	$ 13,943,374
Total	$ 58,970,382	$ 13,999,360

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000

Class A Shares sold	3,634,400	2,976,195	$ 78,399,599	$ 57,995,930
Reinvestment of distributions	259,758	71,818	5,680,495	1,377,514
Shares redeemed	(2,133,134)	(1,703,303)	(44,124,320)	(32,602,744)
Net increase (decrease)	1,761,024	1,344,710	$ 39,955,774	$ 26,770,700
Class T Shares sold	6,955,460	8,817,982	$ 148,496,594	$ 171,795,235
Reinvestment of distributions	848,077	246,626	18,382,545	4,708,078
Shares redeemed	(5,352,895)	(6,044,271)	(111,362,709)	(113,414,865)
Net increase (decrease)	2,450,642	3,020,337	$ 55,516,430	$ 63,088,448
Class B Shares sold	8,603,059	8,402,675	$ 180,903,165	$ 159,912,025
Reinvestment of distributions	823,866	198,004	17,545,977	3,734,363
Shares redeemed	(3,345,428)	(3,973,722)	(68,223,620)	(73,965,867)
Net increase (decrease)	6,081,497	4,626,957	$ 130,225,522	$ 89,680,521
Class C Shares sold	4,772,898	4,784,414	$ 100,652,585	$ 91,120,799
Reinvestment of distributions	373,665	83,910	7,960,550	1,581,712
Shares redeemed	(2,056,651)	(2,361,733)	(41,921,796)	(44,212,557)
Net increase (decrease)	3,089,912	2,506,591	$ 66,691,339	$ 48,489,954
Institutional Class Shares sold	990,632	1,215,089	$ 21,175,994	$ 23,709,203
Reinvestment of distributions	66,318	30,625	1,456,998	588,917
Shares redeemed	(682,089)	(1,227,964)	(14,587,272)	(23,498,475)
Net increase (decrease)	374,861	17,750	$ 8,045,720	$ 799,645

Health Care

Advisor Natural Resources Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural - Inst CL	10.90%	59.98%	238.06%
S&P 500	-14.33%	103.66%	286.18%
GS Natural Resources	5.27%	n/a*	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. You can compare Institutional Class' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 121 stocks designed to measure the performance of companies in the natural resource sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Natural - Inst CL	10.90%	9.85%	12.95%
S&P 500	-14.33%	15.29%	14.46%
GS Natural Resources	5.27%	n/a*	n/a*

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources - Institutional Class on July 31, 1991. As the chart shows, by July 31, 2001, the value of the investment would have grown to $33,806 - a 238.06% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $38,618 - a 286.18% increase. (The Goldman Sachs Natural Resources Index does not extend as far back as the fund's start date, and therefore cannot be used for this comparison.)

Annual Report

Advisor Natural Resources Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Scott Offen, Portfolio Manager of Fidelity Advisor Natural Resources Fund

Q. How did the fund perform, Scott?

A. I'm pleased with our results. For the 12 months that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned 10.56%, 10.32%, 9.72% and 9.76%, respectively. This performance topped the Goldman Sachs Natural Resources Index - an index of 121 stocks designed to measure the performance of companies in the natural resources sector - and the Standard & Poor's 500 Index, which returned 5.27% and -14.33%, respectively.

A. I'm pleased with our results. For the 12 months that ended July 31, 2001, the fund's Institutional Class shares returned 10.90%. This performance topped the Goldman Sachs Natural Resources Index - an index of 121 stocks designed to measure the performance of companies in the natural resources sector - and the Standard & Poor's 500 Index, which returned 5.27% and -14.33%, respectively.

Q. What factors helped buoy the natural resources sector amid a particularly difficult 12-month period for the overall market?

A. Despite a sharply slowing economy that weakened the broader market, particularly within the areas of technology and telecommunications, the natural resources sector bucked the downtrend and delivered some pretty respectable returns. Energy, by far the sector's largest industry component, helped fuel this performance behind a stronger-than-average pricing environment for oil and natural gas. OPEC - the Organization of Petroleum Exporting Countries - proved successful in maintaining control of production levels, which helped sustain the price of oil. Strong demand for oil and gasoline in the U.S. during the first half of the period, coupled with tight supply, caused OPEC to increase production twice, but not until oil had reached a lofty $37 per barrel and gas was scraping $2 per gallon. The second half of the period saw slower-than-expected demand due to economic and weather factors, and growing supply pressure, which caused inventories to rise and prices to fall. Strong oil flows from OPEC's previous hikes, rising imports from Europe and refiners running at full tilt flooded the market, dragging prices to as low as $26 per barrel. OPEC responded with two sizable production cuts during the first quarter of 2001. This action, plus a pick-up in gasoline consumption during the summer, began to lower inventories, yet gas prices still retreated to their lowest level in 16 months.

Q. What about natural gas and some of the non-energy industries?

A. A very tight supply of natural gas caused a threefold increase in the price of this commodity during the first half of the period. However, that was all given back, and then some, in the spring and summer of 2001, as significant new injections from a couple of big finds in Canada teamed with slackening demand to sack prices. Outside of energy, the other natural resources industries - including paper and forest products and non-ferrous metals - tend to be economically sensitive. Stocks within these groups responded well to the Federal Reserve Board's easier monetary policy to stimulate economic growth.

Q. Why did the fund outpace the Goldman Sachs benchmark during the period?

A. Strong stock picking in energy was key to our success relative to the index. Focusing on the major integrated oil companies proved wise, as these firms generally benefited from better-than-average refining margins due to high oil prices. Conoco, Phillips Petroleum and Chevron were the big winners here. We also had ample exposure to refining stocks, such as Tosco, which benefited from more stringent environmental regulations aimed at cleaner emissions. Our exploration and production holdings, such as EOG Resources, got an early boost from high natural gas prices, although I scaled back on the group based on the deteriorating outlook for gas. Elsewhere, the fund's emphasis on aluminum and paper stocks paid off, as did an out-of-benchmark stake in chemicals. From those respective groups, Alcoa benefited from idling production in certain regions and selling its high-priced power back to the grid operators amid the power crisis in the western United States. International Paper rode a wave of industry consolidation, improved operations and attractive valuations. Lyondell Chemical was simply a play on falling gas prices that worked.

Q. What moves restrained performance?

A. Stocks of drillers and other energy services providers swooned as oil and gas prices declined. We suffered from holding on to the services stocks that were leveraged to oil - due to its more stable pricing outlook - and dumping those names with heavy natural gas exposure, when it would have been smarter just to sell them all. Top detractors included Halliburton, Grant Prideco and National-Oilwell.

Q. What's your outlook?

A. The positive energy story is not finished, in my opinion - thanks to a favorable long-term trend in the supply/demand balance for the resource. But within the trend, inventory cycles likely will continue to provoke commodity and share price fluctuations. The integrated oil companies could be the big surprise here because they're running their businesses better and, therefore, even in a cyclical business, I believe they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: December 29, 1987

Size: as of July 31, 2001, more than $394 million

Manager: Scott Offen, since 1999; joined Fidelity in 1985

3

Annual Report

Advisor Natural Resources Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Chevron Corp.	7.4
BP PLC sponsored ADR	7.3
Royal Dutch Petroleum Co. (NY Shares)	5.6
Alcoa, Inc.	5.3
Texaco, Inc.	5.2
Exxon Mobil Corp.	5.1
International Paper Co.	3.2
Schlumberger Ltd. (NY Shares)	3.2
Conoco, Inc. Class B	2.9
Enron Corp.	2.7
47.9
Top Industries as of July 31, 2001
% of fund's net assets
Oil & Gas	52.4%
Energy Equipment & Services	16.2%
Paper & Forest Products	11.1%
Metals & Mining	9.7%
Multi-Utilities	2.7%
All Others *	7.9%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
CHEMICALS - 1.0%
Georgia Gulf Corp.	37,000	$ 612,350
Lyondell Chemical Co.	55,700	804,308
Millennium Chemicals, Inc.	31,500	458,640
PolyOne Corp.	115,200	1,211,904
Solutia, Inc.	64,900	881,342
TOTAL CHEMICALS		3,968,544
CONSTRUCTION & ENGINEERING - 0.5%
Fugro NV	16,080	943,336
McDermott International, Inc.	34,400	379,776
Technip SA	5,300	719,305
TOTAL CONSTRUCTION & ENGINEERING		2,042,417
CONTAINERS & PACKAGING - 1.6%
Packaging Corp. of America (a)	67,400	1,331,150
Smurfit-Stone Container Corp. (a)	152,400	2,653,284
Temple-Inland, Inc.	35,400	2,196,570
TOTAL CONTAINERS & PACKAGING		6,181,004
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	1,029,000	7
ENERGY EQUIPMENT & SERVICES - 16.2%
Baker Hughes, Inc.	206,550	7,349,049
BJ Services Co. (a)	77,300	1,949,506
Cal Dive International, Inc. (a)	46,400	867,680
Cooper Cameron Corp. (a)	18,400	936,744
Diamond Offshore Drilling, Inc.	55,700	1,634,238
Dril-Quip, Inc. (a)	14,100	256,197
DSND Subsea ASA (a)	23,100	98,760
ENSCO International, Inc.	64,200	1,328,298
Global Industries Ltd. (a)	69,000	702,420
Global Marine, Inc. (a)	75,800	1,309,824
Grant Prideco, Inc. (a)	22,400	303,968
Halliburton Co.	219,700	7,691,697
Hanover Compressor Co. (a)	29,400	984,018
Helmerich & Payne, Inc.	20,800	648,128
Horizon Offshore, Inc. (a)	28,400	258,440
Hydralift ASA (a)	54,100	456,660
Hydril Co.	25,000	473,250
Key Energy Services, Inc. (a)	41,300	384,090
Marine Drilling Companies, Inc. (a)	25,350	390,390
Nabors Industries, Inc. (a)	60,400	1,769,720
National-Oilwell, Inc. (a)	55,300	1,050,700
Newpark Resources, Inc. (a)	70,400	625,152
Noble Drilling Corp. (a)	55,800	1,712,502
Oceaneering International, Inc. (a)	22,100	464,100
Oil States International, Inc.	100	835
Patterson-UTI Energy, Inc. (a)	31,900	565,268
Precision Drilling Corp. (a)	58,600	1,664,673

	Shares	Value (Note 1)
Pride International, Inc. (a)	31,500	$ 488,880
Rowan Companies, Inc. (a)	41,400	796,536
Santa Fe International Corp.	47,200	1,411,280
Schlumberger Ltd. (NY Shares)	234,200	12,588,250
Smith International, Inc. (a)	35,900	1,952,960
Superior Energy Services, Inc. (a)	1,500	12,750
Tidewater, Inc.	20,200	711,848
Transocean Sedco Forex, Inc.	132,079	4,264,831
Trican Well Service Ltd. (a)	6,240	71,858
Varco International, Inc. (a)	70,900	1,137,236
W-H Energy Services, Inc.	14,800	347,060
Weatherford International, Inc. (a)	100,000	4,215,000
TOTAL ENERGY EQUIPMENT & SERVICES		63,874,796
GAS UTILITIES - 0.6%
Kinder Morgan, Inc.	45,200	2,368,480
INDUSTRIAL CONGLOMERATES - 0.2%
Norsk Hydro AS sponsored ADR	15,200	646,000
MACHINERY - 0.4%
Babcock Borsig AG	136,800	1,473,320
METALS & MINING - 9.7%
Alcan, Inc.	276,700	10,389,564
Alcoa, Inc.	536,000	21,027,280
Century Aluminum Co.	59,900	1,045,255
Dofasco, Inc.	44,200	739,695
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	25,600	249,856
Class B (a)	9,100	97,916
Phelps Dodge Corp.	82,800	3,345,120
Ryerson Tull, Inc.	105,600	1,352,736
TOTAL METALS & MINING		38,247,422
MULTI-UTILITIES - 2.7%
Enron Corp.	235,700	10,688,995
OIL & GAS - 52.4%
Alberta Energy Co. Ltd.	31,200	1,239,695
Anadarko Petroleum Corp.	69,781	3,963,561
Apache Corp.	31,500	1,636,425
BP PLC sponsored ADR	580,248	28,675,856
Burlington Resources, Inc.	38,200	1,652,150
Cabot Oil & Gas Corp. Class A	100	2,510
Chesapeake Energy Corp. (a)	64,600	417,316
Chevron Corp.	318,590	29,115,940
China Petroleum & Chemical Corp. sponsored ADR	22,500	385,425
CNOOC Ltd. sponsored ADR	90,400	1,866,760
Conoco, Inc.:
Class A	254,200	7,839,528
Class B	365,402	11,327,462
Devon Energy Corp.	28,925	1,568,024
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
EOG Resources, Inc.	101,200	$ 3,577,420
Exxon Mobil Corp.	482,060	20,130,826
Kerr-McGee Corp.	39,100	2,470,338
Magnum Hunter Resources, Inc. (a)	1	9
Murphy Oil Corp.	19,900	1,523,345
Nexen, Inc.	32,400	838,168
Nuevo Energy Co. (a)	22,800	400,368
Occidental Petroleum Corp.	99,900	2,761,236
Petro-Canada	104,200	2,692,190
Phillips Petroleum Co.	123,300	7,039,197
Pioneer Natural Resources Co. (a)	39,600	672,804
ProSafe ASA	23,350	323,804
Royal Dutch Petroleum Co. (NY Shares)	379,800	22,028,400
Spinnaker Exploration Co. (a)	32,700	1,317,810
Statoil ASA	276,000	1,951,524
Suncor Energy, Inc.	192,800	5,256,810
Swift Energy Co. (a)	1	31
Talisman Energy, Inc.	21,700	854,153
Texaco, Inc.	296,400	20,525,700
Tom Brown, Inc. (a)	15,700	380,097
Tosco Corp.	120,300	5,377,410
TotalFinaElf SA sponsored ADR	48,000	3,402,240
Unocal Corp.	100,600	3,599,468
USX - Marathon Group	231,600	6,871,572
Valero Energy Corp.	95,400	3,367,620
Wiser Oil Co. (a)	1	7
TOTAL OIL & GAS		207,053,199
PAPER & FOREST PRODUCTS - 11.1%
Boise Cascade Corp.	96,200	3,482,440
Bowater, Inc.	79,000	3,683,770
Georgia-Pacific Group	221,900	8,121,540
International Forest Products (Interfor) Class A (a)	335,900	997,159
International Paper Co.	314,400	12,846,384
Louisiana-Pacific Corp.	67,700	718,974
Mead Corp.	101,300	3,010,636
Mercer International, Inc. (SBI) (a)	55,400	460,374
Potlatch Corp.	11,200	379,904
Slocan Forest Products Ltd.	146,100	1,162,928
TimberWest Forest Corp. unit	73,700	584,234
Wausau-Mosinee Paper Corp.	21,100	274,089
Westvaco Corp.	52,100	1,401,490
Weyerhaeuser Co.	116,200	6,940,626
TOTAL PAPER & FOREST PRODUCTS		44,064,548
TOTAL COMMON STOCKS (Cost $349,777,718)		380,608,732
Cash Equivalents - 6.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.98% (b)	13,374,810	$ 13,374,810
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	12,725,600	12,725,600
TOTAL CASH EQUIVALENTS (Cost $26,100,410)		26,100,410
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $375,878,128)		406,709,142
NET OTHER ASSETS - (3.0)%		(11,895,209)
NET ASSETS - 100%		$ 394,813,933
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $494,409,493 and $457,018,510, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $35,424 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	74.2%
United Kingdom	7.3
Canada	6.6
Netherlands	5.8
Netherlands Antilles	3.2
France	1.0
Others (individually less than 1%)	1.9
100.0%
Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $378,405,881. Net unrealized appreciation aggregated $28,303,261, of which $47,823,754 related to appreciated investment securities and $19,520,493 related to depreciated investment securities.

The fund hereby designates approximately $2,457,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Class A designates 100% and 100%; Class T designates 100% and 100%; Class B designates 100% and 100%; Class C designates 100% and 100%; and Institutional Class designates 100% and 98% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $12,317,480) (cost $375,878,128) - See accompanying schedule		$ 406,709,142
Cash		436,930
Foreign currency held at value (cost $1,154,054)		1,153,803
Receivable for investments sold		12,806,152
Receivable for fund shares sold		293,519
Dividends receivable		85,858
Interest receivable		116,744
Redemption fees receivable		12
Other receivables		4,504
Total assets		421,606,664
Liabilities
Payable for investments purchased	$ 13,102,049
Payable for fund shares redeemed	489,341
Accrued management fee	187,910
Distribution fees payable	201,529
Other payables and accrued expenses	86,302
Collateral on securities loaned, at value	12,725,600
Total liabilities		26,792,731
Net Assets		$ 394,813,933
Net Assets consist of:
Paid in capital		$ 339,301,227
Undistributed net investment income		405,335
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,274,385
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		30,832,986
Net Assets		$ 394,813,933
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($21,849,044 ÷ 826,892 shares)		$26.42
Maximum offering price per share (100/94.25 of $26.42)		$28.03
Class T: Net Asset Value and redemption price per share ($253,062,423 ÷ 9,467,683 shares)		$26.73
Maximum offering price per share (100/96.50 of $26.73)		$27.70
Class B: Net Asset Value and offering price per share ($83,243,096 ÷ 3,196,906 shares) A		$26.04
Class C: Net Asset Value and offering price per share ($29,699,215 ÷ 1,135,797 shares) A		$26.15
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,960,155 ÷ 259,551 shares)		$26.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 5,545,873
Interest		1,527,603
Security lending		41,622
Total income		7,115,098
Expenses
Management fee	$ 2,188,025
Transfer agent fees	976,072
Distribution fees	2,292,320
Accounting and security lending fees	141,648
Non-interested trustees' compensation	1,377
Custodian fees and expenses	22,985
Registration fees	79,616
Audit	36,690
Legal	2,252
Reports to shareholders	54,462
Miscellaneous	1,290
Total expenses before reductions	5,796,737
Expense reductions	(180,520)	5,616,217
Net investment income		1,498,881
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	53,068,433
Foreign currency transactions	16,771	53,085,204
Change in net unrealized appreciation (depreciation) on:
Investment securities	(24,684,751)
Assets and liabilities in foreign currencies	2,477	(24,682,274)
Net gain (loss)		28,402,930
Net increase (decrease) in net assets resulting from operations		$ 29,901,811

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income	$ 1,498,881	$ 626,449
Net realized gain (loss)	53,085,204	22,175,209
Change in net unrealized appreciation (depreciation)	(24,682,274)	4,098,421
Net increase (decrease) in net assets resulting from operations	29,901,811	26,900,079
Distributions to shareholders from net investment income	(1,565,522)	(183,357)
Share transactions - net increase (decrease)	42,119,066	(54,916,981)
Redemption fees	87,001	195,083
Total increase (decrease) in net assets	70,542,356	(28,005,176)
Net Assets
Beginning of period	324,271,577	352,276,753
End of period (including undistributed net investment income of $405,335 and $455,505, respectively)	$ 394,813,933	$ 324,271,577

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.07	$ 21.98	$ 18.94	$ 26.16	$ 25.11	$ 23.65
Income from Investment Operations
Net investment income (loss) D	.19	.10	.07	.06	(.05)	(.00)
Net realized and unrealized gain (loss)	2.34	2.06	3.71	(3.33)	2.81	1.46
Total from investment operations	2.53	2.16	3.78	(3.27)	2.76	1.46
Less Distributions
From net investment income	(.19)	(.08)	(.04)	-	(.10)	-
In excess of net investment income	-	-	-	-	(.04)	-
From net realized gain	-	-	(.71)	(3.96)	(1.57)	-
Total distributions	(.19)	(.08)	(.75)	(3.96)	(1.71)	-
Redemption fees added to paid in capital	.01	.01	.01	.01	-	-
Net asset value, end of period	$ 26.42	$ 24.07	$ 21.98	$ 18.94	$ 26.16	$ 25.11
Total Return B, C, I	10.56%	9.92%	21.48%	(14.61)%	11.45%	6.17%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 21,849	$ 10,381	$ 7,801	$ 6,474	$ 6,372	$ 1,609
Ratio of expenses to average net assets before expense reductions	1.23%	1.26%	1.28%	1.34%	2.06% A	7.59% A, H
Ratio of expenses to average net assets after voluntary waivers	1.23%	1.26%	1.28%	1.34%	1.71% A	1.66% A
Ratio of expenses to average net assets after all expense reductions	1.18% G	1.21% G	1.23% G	1.30% G	1.68% A, G	1.58% A, G
Ratio of net investment income (loss) to average net assets	.69%	.43%	.38%	.28%	(.28)% A	(.01)% A
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

I Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.35	$ 22.21	$ 19.11	$ 26.34	$ 25.12	$ 19.25
Income from Investment Operations
Net investment income (loss) D	.14	.06	.04	.02	(.02)	.00
Net realized and unrealized gain (loss)	2.36	2.08	3.76	(3.34)	2.83	6.56
Total from investment operations	2.50	2.14	3.80	(3.32)	2.81	6.56
Less Distributions
From net investment income	(.13)	(.01)	(.01)	-	(.01)	-
In excess of net investment income	-	-	-	-	(.01)	-
From net realized gain	-	-	(.70)	(3.92)	(1.57)	(.69)
Total distributions	(.13)	(.01)	(.71)	(3.92)	(1.59)	(.69)
Redemption fees added to paid in capital	.01	.01	.01	.01	-	-
Net asset value, end of period	$ 26.73	$ 24.35	$ 22.21	$ 19.11	$ 26.34	$ 25.12
Total Return B, C, H	10.32%	9.69%	21.31%	(14.69)%	11.62%	35.01%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 253,062	$ 245,995	$ 283,419	$ 342,347	$ 618,083	$ 602,915
Ratio of expenses to average net assets	1.41%	1.41%	1.45%	1.43%	1.47% A	1.59%
Ratio of expenses to average net assets after all expense reductions	1.37% G	1.37% G	1.40% G	1.39% G	1.44% A, G	1.56% G
Ratio of net investment income (loss) to average net assets	.51%	.27%	.20%	.10%	(.12)% A	.00%
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F Year ended October 31.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.77	$ 21.78	$ 18.81	$ 25.99	$ 24.88	$ 19.23
Income from Investment Operations
Net investment income (loss) D	(.01)	(.06)	(.06)	(.09)	(.12)	(.15)
Net realized and unrealized gain (loss)	2.31	2.04	3.68	(3.29)	2.80	6.49
Total from investment operations	2.30	1.98	3.62	(3.38)	2.68	6.34
Less Distributions
From net investment income	(.04)	-	-	-	-	-
From net realized gain	-	-	(.66)	(3.81)	(1.57)	(.69)
Total distributions	(.04)	-	(.66)	(3.81)	(1.57)	(.69)
Redemption fees added to paid in capital	.01	.01	.01	.01	-	-
Net asset value, end of period	$ 26.04	$ 23.77	$ 21.78	$ 18.81	$ 25.99	$ 24.88
Total Return B, C, H	9.72%	9.14%	20.57%	(15.12)%	11.19%	33.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 83,243	$ 50,685	$ 47,792	$ 44,351	$ 59,044	$ 36,106
Ratio of expenses to average net assets	1.95%	1.96%	1.99%	1.98%	2.04% A	2.28%
Ratio of expenses to average net assets after all expense reductions	1.91% G	1.92% G	1.95% G	1.94% G	2.02% A, G	2.24% G
Ratio of net investment income (loss) to average net assets	(.03)%	(.28)%	(.34)%	(.41)%	(.67)% A	(.68)%
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F Year ended October 31.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 21.92	$ 18.96	$ 24.39
Income from Investment Operations
Net investment income (loss) D	.00	(.05)	(.05)	(.07)
Net realized and unrealized gain (loss)	2.32	2.04	3.71	(4.15)
Total from investment operations	2.32	1.99	3.66	(4.22)
Less Distributions
From net investment income	(.06)	(.04)	(.01)	-
From net realized gain	-	-	(.70)	(1.22)
Total distributions	(.06)	(.04)	(.71)	(1.22)
Redemption fees added to paid in capital	.01	.01	.01	.01
Net asset value, end of period	$ 26.15	$ 23.88	$ 21.92	$ 18.96
Total Return B, C, H	9.76%	9.15%	20.72%	(17.72)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 29,699	$ 13,741	$ 8,761	$ 2,972
Ratio of expenses to average net assets before expense reductions	1.92%	1.91%	1.94%	2.90% A, G
Ratio of expenses to average net assets after voluntary waivers	1.92%	1.91%	1.94%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.87% F	1.87% F	1.89% F	2.44% A, F
Ratio of net investment income (loss) to average net assets	.00%	(.23)%	(.28)%	(.48)% A
Portfolio turnover rate	130%	90%	99%	97%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 24.43	$ 22.28	$ 19.15	$ 26.42	$ 25.17	$ 19.27
Income from Investment Operations
Net investment income D	.28	.19	.14	.13	.04	.04
Net realized and unrealized gain (loss)	2.37	2.07	3.76	(3.35)	2.85	6.55
Total from investment operations	2.65	2.26	3.90	(3.22)	2.89	6.59
Less Distributions
From net investment income	(.27)	(.13)	(.07)	(.09)	(.05)	-
In excess of net investment income	-	-	-	-	(.02)	-
From net realized gain	-	-	(.71)	(3.97)	(1.57)	(.69)
Total distributions	(.27)	(.13)	(.78)	(4.06)	(1.64)	(.69)
Redemption fees added to paid in capital	.01	.02	.01	.01	-	-
Net asset value, end of period	$ 26.82	$ 24.43	$ 22.28	$ 19.15	$ 26.42	$ 25.17
Total Return B, C	10.90%	10.31%	21.95%	(14.29)%	11.95%	35.13%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,960	$ 3,470	$ 4,505	$ 3,922	$ 10,042	$ 9,860
Ratio of expenses to average net assets	.88%	.86%	.87%	.95%	1.08% A	1.44%
Ratio of expenses to average net assets after all expense reductions	.84% G	.82% G	.82% G	.91% G	1.06% A, G	1.39% G
Ratio of net investment income to average net assets	1.04%	.82%	.78%	.55%	.24% A	.17%
Portfolio turnover rate	130%	90%	99%	97%	116% A	137%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E Nine months ended July 31, 1997.

F Year ended October 31.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

Natural Resources

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 39,593	$ 26
Class T	1,326,205	17,579
Class B	704,304	528,410
Class C	222,218	118,120
	$ 2,292,320	$ 664,135

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent

Natural Resources

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load - continued

deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 109,727	$ 60,399
Class T	114,284	40,520
Class B	221,201	221,201*
Class C	25,575	25,575*
	$ 470,787	$ 347,695

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 49,930.32
Class T	656,329.25
Class B	201,023.29
Class C	56,476.25
Institutional Class	12,314.22
	$ 976,072

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $180,520 of the fund's expenses.

Natural Resources

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 94,846	$ 28,413
Class T	1,283,308	118,452
Class B	102,739	-
Class C	42,855	16,896
Institutional Class	41,774	19,596
Total	$ 1,565,522	$ 183,357

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	577,067	282,058	$ 15,748,252	$ 6,719,862
Reinvestment of distributions	3,111	1,260	81,147	27,004
Shares redeemed	(184,532)	(206,971)	(4,905,867)	(4,734,234)
Net increase (decrease)	395,646	76,347	$ 10,923,532	$ 2,012,632
Class T Shares sold	2,066,973	2,815,789	$ 56,942,338	$ 66,391,275
Reinvestment of distributions	45,384	5,078	1,194,897	110,192
Shares redeemed	(2,746,371)	(5,482,665)	(74,508,068)	(125,788,519)
Net increase (decrease)	(634,014)	(2,661,798)	$ (16,370,833)	$ (59,287,052)
Class B Shares sold	1,723,338	804,593	$ 46,399,508	$ 18,850,697
Reinvestment of distributions	3,328	-	84,176	-
Shares redeemed	(662,018)	(866,266)	(17,529,735)	(19,693,340)
Net increase (decrease)	1,064,648	(61,673)	$ 28,953,949	$ (842,643)
Class C Shares sold	805,407	626,062	$ 21,837,996	$ 14,528,135
Reinvestment of distributions	1,271	614	32,822	13,106
Shares redeemed	(246,319)	(450,962)	(6,566,879)	(10,086,666)
Net increase (decrease)	560,359	175,714	$ 15,303,939	$ 4,454,575
Institutional Class Shares sold	177,265	90,473	$ 4,919,625	$ 2,172,120
Reinvestment of distributions	825	553	21,957	11,997
Shares redeemed	(60,569)	(151,219)	(1,633,103)	(3,438,610)
Net increase (decrease)	117,521	(60,193)	$ 3,308,479	$ (1,254,493)

Natural Resources

Advisor Technology Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - Inst CL	-48.67%	123.38%
S&P 500	-14.33%	98.58%
GS Technology	-52.39%	128.69%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Technology - Inst CL	-48.67%	17.79%
S&P 500	-14.33%	15.00%
GS Technology	-52.39%	18.35%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $22,338 - a 123.38% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Technology Index, it would have grown to $22,869 - a 128.69% increase.

Annual Report

Advisor Technology Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Chris Zepf became Portfolio Manager of Fidelity Advisor Technology Fund on June 13, 2001.

Q. How did the fund perform, Chris?

A. It continued to be a difficult period for the sector. For the 12 months that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares declined 48.83%, 48.96%, 49.28%, and 49.24%, respectively. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - fell 52.39% during the same period. The Standard & Poor's 500 Index returned -14.33% during the period.

A. It continued to be a difficult period for the sector. For the 12 months that ended July 31, 2001, the fund's Institutional Class shares returned -48.67%. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - fell 52.39% during the same period. The Standard & Poor's 500 Index returned -14.33% during the period.

Q. Why did technology stocks continue to lag the broader market?

A. Technology stock performance is largely driven by capital spending and, as the economy continued to soften, companies lowered their capital budgets significantly. This lack of demand - combined with the excess inventory that had been built up within the sector over the last two years - made for a very challenging environment. Revenues fell faster than expenses for most companies, and even the few companies that were meeting earnings growth projections were penalized along with the rest of the group.

Q. How would you describe your investing strategy?

A. I place a premium on companies that are capturing share in their respective industries; companies that are well positioned in terms of product cycles; and companies that I feel are attractively valued. There was no definable leadership group within the tech sector during the period - that is, a group you could overweight and ride for steady returns - so I emphasized individual stock research and I stayed true to my valuation discipline. Fidelity has approximately 46 technology analysts around the world, and I work with them very closely to stay on top of trends and end-user demand.

Q. Were there any pockets of the tech sector that offered good buying opportunities?

A. The pockets of growth within the sector were driven more by trading opportunities than by segment dominance. There were many instances, for example, in which we sold out of a stock when it met our price target so we could lock in gains for the fund's shareholders. The fund's two best performers during the period - Micromuse and Finisar - were good examples. Micromuse specializes in network troubleshooting software, and counts both telecommunications companies and Internet service providers as its customers. At a certain point, we simply felt that the risk/reward tradeoff of the stock tilted more towards the risk end. The same was true with Finisar, which sells optical components to the data networking industry. We increased the fund's exposure to both stocks during the March/April price drop, and reduced our positions in them as the period progressed.

Q. Have you made any changes to the makeup of the portfolio?

A. One small change is that I've whittled down some of the fund's personal computer stocks, including Compaq, Hewlett-Packard and Gateway. Overall, I felt that the PC industry had become relatively mature and that sales growth would slow. I did maintain significant weightings in both Intel and Dell Computer, both of which turned in lackluster performances during the period. In turn, I made a larger commitment to semiconductor stocks - including Nvidia Corp. and Micron Technology - because semiconductors typically are among the first tech groups to rebound after a downturn.

Q. Which stocks performed well for the fund? Which were disappointments?

A. Marvell Technology Group - a smaller semiconductor stock - was a positive contributor to performance. On the disappointing side, the fund's stake in telecom equipment maker Ciena was a source of frustration. Ciena was one of the few companies to actually exceed earnings growth projections during the period, yet the stock still stumbled along with the rest of the telecommunications group. Internet infrastructure names such as Cisco Systems and Sun Microsystems also disappointed.

Q. What's your outlook for the next few months, Chris?

A. Some of the economic data I've seen lately seems to suggest that demand may have bottomed. If the economy starts to pick up, corporate purse strings could be loosened and IT spending should rise. I'll also be keeping an eye on the consumer. Consumers have hung in tough during the past year, which is important because even though consumers don't account for most tech spending, they do help drive corporate profits. Another key factor will be the continued unwinding of the inventory glut we've seen within the group. Finally, it's important to keep in mind that technology is a cyclical growth industry. Over longer periods of time, technology stocks have grown at a faster clip than GDP. We're still operating in a high-growth industry, even though it's been tough to see that over the past 12-18 months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Annual Report

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $1.8 billion

Manager: Chris Zepf, since June 2001; joined Fidelity in 1997

3

Technology

Advisor Technology Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
Microsoft Corp.	9.7
Intel Corp.	6.1
Cisco Systems, Inc.	5.0
CIENA Corp.	3.7
NVIDIA Corp.	3.5
Dell Computer Corp.	3.3
AOL Time Warner, Inc.	3.0
Micron Technology, Inc.	2.3
International Business Machines Corp.	2.2
Sun Microsystems, Inc.	1.9
40.7
Top Industries as of July 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	24.5%
Software	21.2%
Communications Equipment	16.1%
Computers & Peripherals	12.7%
Electronic Equipment & Instruments	5.3%
All Others*	20.2%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Technology Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 2.8%
Ceridian Corp. (a)	127,100	$ 2,197,559
ChoicePoint, Inc. (a)	80,000	3,266,400
Concord EFS, Inc. (a)	200,000	11,476,000
Convergys Corp. (a)	75,800	2,361,170
DST Systems, Inc. (a)	95,300	4,502,925
eFunds Corp. (a)	50,000	952,500
First Data Corp.	267,000	18,508,440
Per-Se Technologies, Inc. warrants 7/8/03 (a)	91	0
Sabre Holdings Corp. Class A (a)	75,000	3,687,000
The BISYS Group, Inc. (a)	114,800	6,140,652
TOTAL COMMERCIAL SERVICES & SUPPLIES		53,092,646
COMMUNICATIONS EQUIPMENT - 16.0%
Andrew Corp. (a)	55,000	1,212,200
ANTEC Corp. (a)	1,067,500	10,995,250
Avici Systems, Inc.	185,400	825,030
Avocent Corp. (a)	195,000	5,050,500
Brocade Communications System, Inc. (a)	446,500	14,694,315
Cabletron Systems, Inc. (a)	150,000	2,785,500
CIENA Corp. (a)	2,104,900	69,756,386
Cisco Systems, Inc. (a)	4,904,200	94,258,724
Comverse Technology, Inc. (a)	177,400	5,016,872
Corvis Corp.	215,000	838,500
Crown Castle International Corp. (a)	105,000	1,023,750
Ditech Communications Corp. (a)	546,900	3,615,009
Extreme Networks, Inc. (a)	70,000	1,962,100
Finisar Corp. (a)	253,400	2,896,362
JDS Uniphase Corp. (a)	64,000	591,360
Motorola, Inc.	1,500,000	28,035,000
OZ Optics Ltd. (d)	68,000	1,003,000
QUALCOMM, Inc. (a)	494,000	31,235,620
Redback Networks, Inc. (a)	241,400	1,544,960
Scientific-Atlanta, Inc.	100,000	2,545,000
Sonus Networks, Inc. (a)	450,000	9,873,000
Tellium, Inc. (d)	226,000	2,674,710
Tellium, Inc.	195,300	2,568,195
Terayon Communication Systems, Inc. (a)	1,000,000	6,520,000
TOTAL COMMUNICATIONS EQUIPMENT		301,521,343
COMPUTERS & PERIPHERALS - 12.7%
Compaq Computer Corp.	1,368,300	20,442,402
Dell Computer Corp. (a)	2,280,600	61,416,558
EMC Corp. (a)	1,614,400	31,835,968
Gateway, Inc. (a)	164,800	1,728,752
Hewlett-Packard Co.	1,318,600	32,516,676
International Business Machines Corp.	397,700	41,842,017
Lexmark International, Inc. Class A (a)	91,200	4,169,664
Maxtor Corp. (a)	711,128	4,693,445
Micron Electronics, Inc. (a)	5,300	6,095

	Shares	Value (Note 1)
Network Appliance, Inc. (a)	100,600	$ 1,255,488
Quantum Corp. - DLT & Storage Systems Group (a)	150,000	1,455,000
StorageNetworks, Inc.	125,000	781,250
Sun Microsystems, Inc. (a)	2,192,400	35,714,196
TOTAL COMPUTERS & PERIPHERALS		237,857,511
DIVERSIFIED FINANCIALS - 0.1%
E*TRADE Group, Inc. (a)	200,000	1,296,000
TeraBeam Labs Investors LLC (d)	10,800	216
TOTAL DIVERSIFIED FINANCIALS		1,296,216
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (d)	10,800	10,800
ELECTRICAL EQUIPMENT - 0.4%
Artesyn Technologies, Inc. (a)	100,000	1,061,000
Benchmark Electronics, Inc. (a)	125,600	2,804,648
Vishay Intertechnology, Inc. (a)	167,200	4,021,160
TOTAL ELECTRICAL EQUIPMENT		7,886,808
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
Agilent Technologies, Inc. (a)	105,000	3,004,050
Arrow Electronics, Inc. (a)	275,800	7,377,650
Avnet, Inc.	473,196	11,304,652
AVX Corp.	156,800	3,449,600
Cohu, Inc.	104,250	1,971,368
Flextronics International Ltd. (a)	871,300	23,690,647
Jabil Circuit, Inc. (a)	435,600	14,157,000
Plexus Corp. (a)	35,300	1,264,093
Sanmina Corp. (a)	806,400	17,587,584
Solectron Corp. (a)	293,600	5,132,128
Symbol Technologies, Inc.	155,000	1,923,550
Tektronix, Inc. (a)	328,000	7,442,320
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		98,304,642
INTERNET & CATALOG RETAIL - 0.1%
Amazon.com, Inc. (a)	90,200	1,126,598
Insight Enterprises, Inc. (a)	15,000	307,650
TOTAL INTERNET & CATALOG RETAIL		1,434,248
INTERNET SOFTWARE & SERVICES - 3.3%
Braun Consulting, Inc. (a)	400,000	3,056,000
Check Point Software Technologies Ltd. (a)	403,250	17,839,780
Commerce One, Inc. (a)	105,800	395,692
DoubleClick, Inc. (a)	87,100	988,585
Homestore.com, Inc. (a)	90,000	2,484,000
Interwoven, Inc. (a)	8,000	82,320
Keynote Systems, Inc. (a)	25,000	222,500
Netegrity, Inc. (a)	90,400	2,347,688
Openwave Systems, Inc. (a)	251,790	6,435,752
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - CONTINUED
VeriSign, Inc. (a)	228,000	$ 12,451,080
Vignette Corp. (a)	1,548,300	12,293,502
Vitria Technology, Inc. (a)	94	336
webMethods, Inc. (a)	4,000	62,440
Yahoo!, Inc. (a)	242,200	4,267,564
TOTAL INTERNET SOFTWARE & SERVICES		62,927,239
IT CONSULTING & SERVICES - 2.6%
Affiliated Computer Services, Inc. Class A (a)	168,700	13,975,108
Answerthink, Inc. (a)	543,900	4,296,810
Cognizant Technology Solutions Corp. Class A (a)	187,000	8,274,750
Computer Sciences Corp. (a)	145,900	5,268,449
Inforte Corp. (a)	164,800	1,845,760
KPMG Consulting, Inc.	175,000	2,443,000
Logica PLC	126,700	1,244,671
PDF Solutions, Inc.	37,100	587,293
SunGard Data Systems, Inc. (a)	200,000	5,454,000
Technology Solutions Co. (a)	750,000	1,256,250
Unisys Corp. (a)	300,000	3,435,000
TOTAL IT CONSULTING & SERVICES		48,081,091
LEISURE EQUIPMENT & PRODUCTS - 0.1%
Pinnacle Systems, Inc. (a)	230,200	1,220,060
MEDIA - 3.0%
AOL Time Warner, Inc. (a)	1,259,400	57,239,730
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 24.5%
Advanced Micro Devices, Inc. (a)	1,030,400	18,815,104
Advanced Power Technology, Inc.	25,000	333,750
Agere Systems, Inc. Class A	503,700	2,785,461
Amkor Technology, Inc. (a)	171,900	3,128,580
Analog Devices, Inc. (a)	133,600	6,145,600
Applied Materials, Inc. (a)	132,500	6,076,450
Applied Micro Circuits Corp. (a)	708,300	12,140,262
ARM Holdings PLC sponsored ADR (a)	19,300	238,355
ASML Holding NV (NY Shares)	270,000	5,526,900
Atmel Corp. (a)	89,300	893,893
Broadcom Corp. Class A (a)	94,100	4,105,583
C-MAC Industries, Inc. (a)	173,700	4,011,861
Chartered Semiconductor Manufacturing Ltd. ADR (a)	303,500	8,057,925
Cree, Inc. (a)	900	22,014
Cymer, Inc. (a)	30,000	854,100
Cypress Semiconductor Corp. (a)	100,100	2,730,728
Elantec Semiconductor, Inc. (a)	114,500	4,322,375
Fairchild Semiconductor International, Inc. Class A (a)	607,700	14,493,645
Helix Technology, Inc.	59,900	1,583,756
Integrated Circuit Systems, Inc. (a)	312,300	6,027,390
Integrated Device Technology, Inc. (a)	122,700	4,521,495

	Shares	Value (Note 1)
Integrated Silicon Solution (a)	137,330	$ 1,853,955
Intel Corp.	3,819,600	113,862,276
International Rectifier Corp. (a)	93,600	3,495,024
Intersil Corp. Class A (a)	293,500	10,184,450
KLA-Tencor Corp. (a)	257,000	13,978,230
Kulicke & Soffa Industries, Inc. (a)	50,000	845,500
LAM Research Corp. (a)	132,500	3,708,675
Lattice Semiconductor Corp. (a)	174,400	4,220,480
LSI Logic Corp. (a)	101,800	2,217,204
Marvell Technology Group Ltd. (a)	735,600	22,575,564
Mattson Technology, Inc. (a)	140,000	2,028,600
Maxim Integrated Products, Inc. (a)	82,100	3,790,557
Micrel, Inc. (a)	45,900	1,545,912
Micron Technology, Inc. (a)	1,017,800	42,747,600
MIPS Technologies, Inc.:
Class A (a)	58,500	848,835
Class B (a)	50,000	658,000
Monolithic System Technology, Inc.	76,000	1,022,200
National Semiconductor Corp. (a)	4,300	137,815
QLogic Corp. (a)	201,700	7,747,297
Semtech Corp. (a)	169,800	6,291,090
Silicon Storage Technology, Inc. (a)	75,100	705,940
STMicroelectronics NV (NY Shares)	444,000	14,136,960
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	957,580	15,608,554
Teradyne, Inc. (a)	140,900	4,787,782
Texas Instruments, Inc.	809,700	27,934,650
United Microelectronics Corp. sponsored ADR	1,832,065	15,462,629
Varian Semiconductor Equipment Associates, Inc. (a)	58,000	2,039,280
Virage Logic Corp.	169,710	2,206,230
Vitesse Semiconductor Corp. (a)	652,500	12,912,975
Xilinx, Inc. (a)	360,860	14,434,400
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		460,803,891
SOFTWARE - 21.0%
Adobe Systems, Inc.	107,000	4,011,430
Agile Software Corp. (a)	79,900	961,996
Amdocs Ltd. (a)	172,100	7,756,547
BEA Systems, Inc. (a)	500,000	11,025,000
BMC Software, Inc. (a)	246,300	4,926,000
Citrix Systems, Inc. (a)	533,700	17,862,939
Computer Associates International, Inc.	753,900	25,994,472
Compuware Corp. (a)	646,500	8,857,050
Electronic Arts, Inc. (a)	90,000	5,122,800
i2 Technologies, Inc. (a)	268,500	2,591,025
Informatica Corp. (a)	180,100	1,489,427
Infovista SA sponsored ADR (a)	178,000	790,320
Intertrust Technologies Corp. (a)	40,000	41,200
Legato Systems, Inc. (a)	125,000	1,166,250
Manugistics Group, Inc. (a)	63,500	1,378,585
MetaSolv, Inc. (a)	100,000	763,000
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Micromuse, Inc. (a)	22,100	$ 337,467
Microsoft Corp. (a)	2,751,400	182,115,165
National Instruments Corp. (a)	24,600	877,236
NetIQ Corp. (a)	25,000	824,750
Numerical Technologies, Inc. (a)	254,000	6,756,400
NVIDIA Corp. (a)	807,000	65,286,300
Parametric Technology Corp. (a)	200,000	1,894,000
PeopleSoft, Inc. (a)	225,000	9,825,750
Peregrine Systems, Inc. (a)	90,000	2,461,500
Precise Software Solutions Ltd.	234,900	5,083,236
RadiSys Corp. (a)	154,400	3,140,496
Siebel Systems, Inc. (a)	110,800	3,818,168
Sybase, Inc. (a)	112,400	1,672,512
Symantec Corp. (a)	68,000	3,278,280
Take-Two Interactive Software, Inc. (a)	25,000	496,500
TALX Corp.	5,000	155,500
Vastera, Inc.	25,000	324,750
VERITAS Software Corp. (a)	273,400	11,594,894
TOTAL SOFTWARE		394,680,945
SPECIALTY RETAIL - 0.4%
CDW Computer Centers, Inc. (a)	125,000	5,371,250
PC Connection, Inc. (a)	100,000	1,381,000
TOTAL SPECIALTY RETAIL		6,752,250
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Aether Systems, Inc. (a)	200,100	2,117,058
American Tower Corp. Class A (a)	93,500	1,584,825
TOTAL WIRELESS TELECOMMUNICATION SERVICES		3,701,883
TOTAL COMMON STOCKS (Cost $2,126,758,152)		1,736,811,303
Convertible Preferred Stocks - 0.3%

COMMUNICATIONS EQUIPMENT - 0.1%
Chorum Technologies Series E (d)	17,200	29,240
Procket Networks, Inc. Series C (d)	276,000	2,180,400
TOTAL COMMUNICATIONS EQUIPMENT		2,209,640
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Aerie Networks, Inc. Series C (d)	224,000	224,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
ITF Optical Technologies, Inc. Series B (d)	16,300	1,112,475

	Shares	Value (Note 1)
SOFTWARE - 0.1%
Monterey Design Systems Series E (d)	342,000	$ 1,795,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,489,304)		5,341,615
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $905,000)	-	$ 905,000	1,036,225
Cash Equivalents - 10.9%
	Shares
Fidelity Cash Central Fund, 3.98% (b)	141,772,617	141,772,617
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	63,331,341	63,331,341
TOTAL CASH EQUIVALENTS (Cost $205,103,958)		205,103,958
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $2,341,256,414)		1,948,293,101
NET OTHER ASSETS - (3.7)%		(68,684,095)
NET ASSETS - 100%		$ 1,879,609,006
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,036,225 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aerie Networks, Inc. Series C	12/21/00	$ 1,960,000
Chorum Technologies Series E	9/19/00	$ 296,528
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,711,500
Monterey Design Systems Series E	11/1/00	$ 1,795,500
OZ Optics Ltd.	8/18/00	$ 1,003,680
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,725,776
Tellium, Inc.	9/20/00	$ 3,390,000
TeraBeam Labs Investors LLC	7/12/01	$ 216
TeraBeam Networks	4/7/00	$ 40,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $4,649,789,694 and $4,414,718,019, respectively.
At the period end the fund received as collateral U.S. Treasury obligations valued at $3,167,100.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $400,705 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,030,341 or 0.5% of net assets.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,443,412,040. Net unrealized depreciation aggregated $495,118,939, of which $142,201,236 related to appreciated investment securities and $637,320,175 related to depreciated investment securities.

The fund hereby designates approximately $66,602,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2001, the fund had a capital loss carryforward of approximately $10,080,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $851,392,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

Class A designates 2%; Class T designates 2%; Class B designates 2%; Class C designates 2%; Institutional Class designates 1% of the dividends distributed in September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $62,504,640) (cost $2,341,256,414) - See accompanying schedule		$ 1,948,293,101
Receivable for investments sold		30,967,529
Receivable for fund shares sold		2,407,629
Dividends receivable		8,211
Interest receivable		522,748
Redemption fees receivable		692
Other receivables		23,864
Total assets		1,982,223,774
Liabilities
Payable for investments purchased	$ 33,226,405
Payable for fund shares redeemed	3,554,132
Accrued management fee	906,468
Distribution fees payable	1,147,775
Other payables and accrued expenses	448,647
Collateral on securities loaned, at value	63,331,341
Total liabilities		102,614,768
Net Assets		$ 1,879,609,006
Net Assets consist of:
Paid in capital		$ 3,227,978,282
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(955,405,963)
Net unrealized appreciation (depreciation) on investments		(392,963,313)
Net Assets		$ 1,879,609,006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($211,429,059 ÷ 11,903,693 shares)		$17.76
Maximum offering price per share (100/94.25 of $17.76)		$18.84
Class T: Net Asset Value and redemption price per share ($645,014,623 ÷ 36,665,088 shares)		$17.59
Maximum offering price per share (100/96.50 of $17.59)		$18.23
Class B: Net Asset Value and offering price per share ($729,518,377 ÷ 42,399,401 shares) A		$17.21
Class C: Net Asset Value and offering price per share ($269,562,513 ÷ 15,623,908 shares) A		$17.25
Institutional Class: Net Asset Value, offering price and redemption price per share ($24,084,434 ÷ 1,345,721 shares)		$17.90

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 1,605,328
Interest		12,048,946
Security lending		296,659
Total income		13,950,933
Expenses
Management fee	$ 15,182,085
Transfer agent fees	8,952,393
Distribution fees	19,133,242
Accounting and security lending fees	507,935
Non-interested trustees' compensation	9,862
Custodian fees and expenses	52,649
Registration fees	260,122
Audit	36,832
Legal	14,562
Reports to shareholders	324,290
Miscellaneous	9,978
Total expenses before reductions	44,483,950
Expense reductions	(657,045)	43,826,905
Net investment income (loss)		(29,875,972)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(932,992,883)
Foreign currency transactions	(241,205)	(933,234,088)
Change in net unrealized appreciation (depreciation) on investment securities		(894,736,410)
Net gain (loss)		(1,827,970,498)
Net increase (decrease) in net assets resulting from operations		$ (1,857,846,470)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (29,875,972)	$ (24,231,633)
Net realized gain (loss)	(933,234,088)	186,238,777
Change in net unrealized appreciation (depreciation)	(894,736,410)	380,785,475
Net increase (decrease) in net assets resulting from operations	(1,857,846,470)	542,792,619
Distributions to shareholders from net realized gains	(158,820,424)	(61,167,152)
Share transactions - net increase (decrease)	311,727,022	2,237,686,987
Redemption fees	474,599	998,385
Total increase (decrease) in net assets	(1,704,465,273)	2,720,310,839
Net Assets
Beginning of period	3,584,074,279	863,763,440
End of period	$ 1,879,609,006	$ 3,584,074,279

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 36.23	$ 24.95	$ 14.88	$ 15.96	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.17)	(.19)	(.09)	(.08)	(.10)
Net realized and unrealized gain (loss)	(16.67)	13.04	10.15	.58	6.13
Total from investment operations	(16.84)	12.85	10.06	.50	6.03
Less Distributions
From net realized gain	(1.63)	(1.58)	-	(1.14)	(.08)
In excess of net realized gain	-	-	-	(.45)	-
Total distributions	(1.63)	(1.58)	-	(1.59)	(.08)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 17.76	$ 36.23	$ 24.95	$ 14.88	$ 15.96
Total Return B, C, H	(48.83)%	53.76%	67.67%	4.20%	60.62%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 211,429	$ 388,756	$ 94,621	$ 15,414	$ 7,313
Ratio of expenses to average net assets before expense reductions	1.23%	1.16%	1.25%	1.39%	2.55% A, G
Ratio of expenses to average net assets after voluntary waivers	1.23%	1.16%	1.25%	1.39%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.21% F	1.15% F	1.24% F	1.35% F	1.70% A, F
Ratio of net investment income (loss) to average net assets	(.68)%	(.55)%	(.44)%	(.59)%	(.79)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 35.95	$ 24.76	$ 14.80	$ 15.91	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.22)	(.27)	(.14)	(.11)	(.11)
Net realized and unrealized gain (loss)	(16.55)	12.96	10.09	.56	6.09
Total from investment operations	(16.77)	12.69	9.95	.45	5.98
Less Distributions
From net realized gain	(1.59)	(1.51)	-	(1.12)	(.08)
In excess of net realized gain	-	-	-	(.45)	-
Total distributions	(1.59)	(1.51)	-	(1.57)	(.08)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 17.59	$ 35.95	$ 24.76	$ 14.80	$ 15.91
Total Return B, C, G	(48.96)%	53.41%	67.30%	3.85%	60.12%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 645,015	$ 1,286,376	$ 349,533	$ 90,499	$ 57,624
Ratio of expenses to average net assets	1.43%	1.38%	1.47%	1.60%	1.92% A
Ratio of expenses to average net assets after all expense reductions	1.41% F	1.37% F	1.46% F	1.56% F	1.87% A, F
Ratio of net investment income (loss) to average net assets	(.88)%	(.77)%	(.65)%	(.80)%	(.93)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 35.33	$ 24.44	$ 14.68	$ 15.88	$ 12.88
Income from Investment Operations
Net investment income (loss) D	(.35)	(.45)	(.26)	(.20)	(.08)
Net realized and unrealized gain (loss)	(16.27)	12.78	10.01	.57	3.08
Total from investment operations	(16.62)	12.33	9.75	.37	3.00
Less Distributions
From net realized gain	(1.50)	(1.45)	-	(1.13)	-
In excess of net realized gain	-	-	-	(.45)	-
Total distributions	(1.50)	(1.45)	-	(1.58)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 17.21	$ 35.33	$ 24.44	$ 14.68	$ 15.88
Total Return B, C, H	(49.28)%	52.57%	66.49%	3.27%	23.29%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 729,518	$ 1,372,523	$ 298,768	$ 31,041	$ 5,105
Ratio of expenses to average net assets before expense reductions	1.98%	1.91%	2.01%	2.21%	3.64% A, G
Ratio of expenses to average net assets after voluntary waivers	1.98%	1.91%	2.01%	2.21%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.96% F	1.91%	2.00% F	2.18% F	2.45%A, F
Ratio of net investment income (loss) to average net assets	(1.43)%	(1.30)%	(1.19)%	(1.40)%	(1.41)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 35.39	$ 24.49	$ 14.70	$ 14.28
Income from Investment Operations
Net investment income (loss) D	(.33)	(.44)	(.25)	(.17)
Net realized and unrealized gain (loss)	(16.30)	12.80	10.03	1.27
Total from investment operations	(16.63)	12.36	9.78	1.10
Less Distributions
From net realized gain	(1.51)	(1.47)	-	(.49)
In excess of net realized gain	-	-	-	(.20)
Total distributions	(1.51)	(1.47)	-	(.69)
Redemption fees added to paid in capital	.00	.01	.01	.01
Net asset value, end of period	$ 17.25	$ 35.39	$ 24.49	$ 14.70
Total Return B, C, G	(49.24)%	52.60%	66.60%	8.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 269,563	$ 472,462	$ 88,120	$ 6,754
Ratio of expenses to average net assets	1.94%	1.89%	1.97%	2.43% A
Ratio of expenses to average net assets after all expense reductions	1.91% F	1.89%	1.96% F	2.41% A, F
Ratio of net investment income (loss) to average net assets	(1.38)%	(1.28)%	(1.16)%	(1.64)% A
Portfolio turnover rate	181%	125%	170%	348%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 36.43	$ 25.05	$ 14.89	$ 15.98	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.09)	(.04)	(.04)	(.06)
Net realized and unrealized gain (loss)	(16.78)	13.08	10.19	.55	6.12
Total from investment operations	(16.86)	12.99	10.15	.51	6.06
Less Distributions
From net realized gain	(1.67)	(1.62)	-	(1.15)	(.09)
In excess of net realized gain	-	-	-	(.46)	-
Total distributions	(1.67)	(1.62)	-	(1.61)	(.09)
Redemption fees added to paid in capital	.00	.01	.01	.01	.01
Net asset value, end of period	$ 17.90	$ 36.43	$ 25.05	$ 14.89	$ 15.98
Total Return B, C	(48.67)%	54.16%	68.23%	4.26%	60.95%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 24,084	$ 63,957	$ 32,722	$ 7,060	$ 3,598
Ratio of expenses to average net assets before expense reductions	.86%	.87%	.98%	1.10%	3.21% A, G
Ratio of expenses to average net assets after voluntary waivers	.86%	.87%	.98%	1.10%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.84% F	.87%	.97% F	1.07% F	1.44% A, F
Ratio of net investment income (loss) to average net assets	(.31)%	(.26)%	(.17)%	(.30)%	(.50)% A
Portfolio turnover rate	181%	125%	170%	348%	517% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

Technology

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 728,990	$ 4,343
Class T	4,610,543	14,306
Class B	10,144,346	7,613,168
Class C	3,649,363	1,709,896
	$ 19,133,242	$ 9,341,713

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent

Technology

Notes to Financial Statements - continued

4. Fees and Other Transactions with
Affiliates - continued

Sales Load - continued

deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 994,446	$ 438,953
Class T	1,176,451	373,987
Class B	2,942,475	2,942,475*
Class C	180,949	180,949*
	$ 5,294,321	$ 3,936,364

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,052,783.36
Class T	2,902,730.31
Class B	3,731,219.37
Class C	1,164,452.32
Institutional Class	101,209.24
	$ 8,952,393

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are

Technology

Notes to Financial Statements - continued

6. Security Lending - continued

disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $645,541 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $11,504.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net realized gain
Class A	$ 17,828,325	$ 7,085,822
Class T	57,794,074	23,787,352
Class B	59,508,457	21,305,447
Class C	20,797,037	6,504,599
Institutional Class	2,892,531	2,483,932
Total	$ 158,820,424	$ 61,167,152

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended July 31,		Years ended July 31,
	2001	2000	2001	2000
Class A Shares sold	4,600,277	8,424,700	$ 115,273,515	$ 295,468,953
Reinvestment of distributions	446,230	237,235	16,598,748	6,522,431
Shares redeemed	(3,874,254)	(1,723,055)	(88,298,986)	(61,402,666)
Net increase (decrease)	1,172,253	6,938,880	$ 43,573,277	$ 240,588,718
Class T Shares sold	11,759,322	27,387,834	$ 292,780,260	$ 953,611,598
Reinvestment of distributions	1,485,869	830,850	54,887,910	22,660,793
Shares redeemed	(12,359,380)	(6,556,121)	(282,699,062)	(226,095,777)
Net increase (decrease)	885,811	21,662,563	$ 64,969,108	$ 750,176,614
Class B Shares sold	10,358,486	29,573,993	$ 263,105,137	$ 1,007,811,583
Reinvestment of distributions	1,444,788	704,607	52,503,218	18,857,957
Shares redeemed	(8,253,903)	(3,655,139)	(182,031,959)	(126,658,754)
Net increase (decrease)	3,549,371	26,623,461	$ 133,576,396	$ 900,010,786
Class C Shares sold	6,072,806	11,070,359	$ 151,395,156	$ 381,491,987
Reinvestment of distributions	477,884	200,051	17,394,266	5,389,654
Shares redeemed	(4,276,332)	(1,519,630)	(92,339,909)	(52,707,538)
Net increase (decrease)	2,274,358	9,750,780	$ 76,449,513	$ 334,174,103
Institutional Class Shares sold	679,674	1,525,017	$ 18,133,333	$ 50,459,314
Reinvestment of distributions	50,395	67,708	1,884,268	1,853,690
Shares redeemed	(1,139,787)	(1,143,598)	(26,858,873)	(39,576,238)
Net increase (decrease)	(409,718)	449,127	$ (6,841,272)	$ 12,736,766

Technology

Advisor Telecommunications & Utilities Growth Fund - Institutional Class

Performance

Performance

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - Inst CL	-25.78%	102.62%
S&P 500	-14.33%	98.58%
GS Utilities	-18.05%	77.84%

Cumulative total returns show Institutional Class shares' performance in percentage terms over a set period - in this case, one year or since the fund started on September 3, 1996. You can compare Institutional Class shares' returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2001	Past 1 year	Life of fund
Fidelity Adv Telecommunications & Utilities - Inst CL	-25.78%	15.47%
S&P 500	-14.33%	15.00%
GS Utilities	-18.05%	12.44%

Average annual returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

3

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth - Institutional Class on September 3, 1996, when the fund started. As the chart shows, by July 31, 2001, the value of the investment would have grown to $20,262 - a 102.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,858 - a 98.58% increase. If $10,000 was invested in the Goldman Sachs Utilities Index, it would have grown to $17,784 - a 77.84% increase.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with
Tim Cohen, Portfolio Manager of Fidelity Advisor Telecommunications & Utilities Growth Fund

Q. How did the fund perform, Tim?

A. For the 12-month period that ended July 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -26.09%, -26.29%, -26.66% and -26.62%, respectively. These returns underperformed the Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - which returned -18.05%. The fund also lagged the Standard & Poor's 500 Index, which fell 14.33%.

A. For the 12-month period that ended July 31, 2001, the fund's Institutional Class shares returned -25.78%. This return underperformed the Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - which returned -18.05%. The fund also lagged the Standard & Poor's 500 Index, which fell 14.33%.

Q. What caused the fund to underperform the Goldman Sachs index during the past year?

A. During the first few months of the period, the fund held a larger percentage of poor-performing telecommunications equipment and wireless stocks that had been among the highest growth areas of the index. After a period of rapid growth through much of the 1990s, demand for telecom services and equipment plateaued in mid-2000, while the industry struggled with overcapacity at the same time. An abrupt economic slowdown put pressure on these industries as fearful investors fled higher growth stocks and sought refuge in more stable growth areas, such as electric utilities, which performed quite well. The wireless industry suffered from increasing competition, weakening demand and delays in rolling out next-generation services. After taking over the fund in September 2000, I began reducing its exposure to these high-growth areas, but perhaps not as quickly as I would have liked. Additionally, although my stock selection among electric utilities helped the fund's holdings outperform the electric utility holdings in the index, underweighting this strong-performing group hurt the fund's relative return.

Q. Since the beginning of 2001, the fund has outperformed the Goldman Sachs index by roughly four percentage points. What have you done to improve returns?

A. As I mentioned, staying significantly underexposed to both wireless and telecom equipment stocks certainly helped. Additionally, my decision to increase the fund's holdings of regional Bell operating companies (RBOCs) was a good one. These companies have been the least affected by the sector's overcapacity and have performed well. I also kept the fund underweighted in electric utilities. Although this strategy hurt the fund overall during the past year, it started to pay off during the latter part of the period as these stocks began to suffer. After reaching near-peak valuations, investors reacted pessimistically to the federal government's willingness to step into the California power crisis and set price controls, which could limit the earnings potential of these stocks. Also, aggressive plans for new power plant construction by independent power producers and a more lenient permitting process for new power plants could cause capacity growth to outstrip demand growth in the next few years, adding downward pressure on these stocks. I held a few electric utility stocks that I considered less susceptible to these negative trends, including AES, which derives roughly 70% of its earnings from international sources, and Southern Company, which is a well-run utility with a high dividend yield and minimum exposure to the independent power market.

Q. Can you elaborate on why you emphasized RBOCs?

A. Sure. I believed the RBOCs stood to benefit from their strong competitive positions in local markets, expansion into long-distance and the addition of higher-growth services such as digital subscriber lines (DSL), which provide customers with high speed Internet access. The regulatory climate was more favorable than at any other time during the past five years. The RBOCs continued to gain approvals to enter new long-distance markets, a likely source of incremental revenues. RBOCs by and large have been successful at bundling long-distance with local service and taking market share with minimal capital expenditure. Further, although the RBOCs were too aggressive in their projections for DSL penetration, this fast-growing segment could contribute to profits in the coming quarters. Finally, I believed these companies stood to benefit from any improvement in the economy.

Q. What stocks stood out as top performers? Which disappointed?

A. Growth in its wireless and long-distance business lines helped boost shares of Verizon. An 8% rise in second-quarter profit and better-than-expected earnings helped SBC Communications perform well. Wireless companies dominated the list of top detractors. They included Sprint Corp-PCS Group, Nextel Communications, China Mobile and Voicestream Wireless. I eliminated the latter two stocks from the fund during the past six months. Elsewhere, shares of communications tower company Pinnacle Holdings, which I sold off during the period, suffered from a Securities and Exchange Commission investigation into its accounting practices.

Q. What's your outlook, Tim?

A. Given the difficult economic environment, I plan to continue to emphasize the incumbent companies, or those with an established customer base, low debt and expanding business lines in their respective industries, such as the RBOCs. These companies are least affected by the current overcapacity and lack of additional funding in the sector and have reasonable growth opportunities. Many of their competitors are still relying heavily on the debt markets to propel their growth. Elsewhere, capital expenditures by telecom service providers peaked in 2000, and I expect it could take a couple of years of lower spending before it falls back to historical long-term trend levels.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page A-3.

Fund Facts

Start date: September 3, 1996

Size: as of July 31, 2001, more than $531 million

Manager: Tim Cohen, since 2000; joined Fidelity in 1996

3

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Summary

Top Ten Stocks as of July 31, 2001
% of fund's net assets
AT&T Corp.	10.4
SBC Communications, Inc.	10.2
BellSouth Corp.	10.1
Verizon Communications	10.0
AES Corp.	8.2
Southern Co.	4.5
Citizens Communications Co.	3.4
Qwest Communications International, Inc.	3.4
EchoStar Communications Corp. Class A	2.6
CenturyTel, Inc.	2.5
65.3
Top Industries as of July 31, 2001
% of fund's net assets
Diversified Telecommunication Services	53.9%
Electric Utilities	19.9%
Wireless Telecommunication Services	6.5%
Media	5.7%
Gas Utilities	2.7%
All Others*	11.3%

* Includes short-term investments and net other assets.

Effective with this report, industry classifications follow the MSCI®/S&P® Global Industry Classification Standard. This replaces the U.S. Standard Industrial Classification system that is being phased out.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2001

Showing Percentage of Net Assets

Common Stocks - 91.9%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 0.0%
Tellium, Inc.	1,500	$ 19,725
DIVERSIFIED TELECOMMUNICATION SERVICES - 53.9%
ALLTEL Corp.	191,600	11,812,140
AT&T Corp.	2,743,064	55,437,323
BellSouth Corp.	1,315,200	53,528,640
CenturyTel, Inc.	430,300	13,322,088
Citizens Communications Co. (a)	1,467,500	18,006,225
Korea Telecom sponsored ADR	126,000	2,671,200
McLeodUSA, Inc. Class A (a)	266,800	650,992
Qwest Communications International, Inc.	687,295	17,869,670
SBC Communications, Inc.	1,206,515	54,329,370
Tycom Ltd.	384,600	5,615,160
Verizon Communications	981,000	53,121,150
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		286,363,958
ELECTRIC UTILITIES - 19.9%
AES Corp. (a)	1,137,300	43,558,590
Ameren Corp.	265,800	10,443,282
American Electric Power Co., Inc.	256,800	11,556,000
Entergy Corp.	237,300	8,898,750
Northeast Utilities	354,600	7,092,000
Southern Co.	1,030,700	24,221,450
TOTAL ELECTRIC UTILITIES		105,770,072
GAS UTILITIES - 2.7%
Kinder Morgan, Inc.	135,200	7,084,480
NiSource, Inc.	267,900	7,061,844
TOTAL GAS UTILITIES		14,146,324
INDUSTRIAL CONGLOMERATES - 1.6%
Tyco International Ltd.	157,400	8,373,680
MEDIA - 4.7%
AT&T Corp. - Liberty Media Group Class A (a)	213,400	3,356,782
EchoStar Communications Corp. Class A (a)	463,800	13,798,050
General Motors Corp. Class H	396,200	7,646,660
TOTAL MEDIA		24,801,492
MULTI-UTILITIES - 2.6%
Enron Corp.	116,900	5,301,415
SCANA Corp.	322,800	8,663,952
TOTAL MULTI-UTILITIES		13,965,367
WIRELESS TELECOMMUNICATION SERVICES - 6.5%
AT&T Wireless Services, Inc. (a)	80,675	1,507,816

	Shares	Value (Note 1)
Nextel Communications, Inc. Class A (a)	761,800	$ 12,683,970
Price Communications Corp. (a)	249,000	4,855,500
Sprint Corp. - PCS Group Series 1 (a)	76,400	1,980,288
Triton PCS Holdings, Inc. Class A (a)	74,400	2,879,280
Vodafone Group PLC sponsored ADR	312,900	6,742,995
Western Wireless Corp. Class A (a)	100,300	3,902,673
TOTAL WIRELESS TELECOMMUNICATION SERVICES		34,552,522
TOTAL COMMON STOCKS (Cost $493,111,630)		487,993,140
Convertible Bonds - 1.0%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 1.0%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $5,700,000)	Caa1	$ 5,700,000	5,450,625
Cash Equivalents - 10.1%
	Shares
Fidelity Cash Central Fund, 3.98% (b)	40,680,600	40,680,600
Fidelity Securities Lending Cash Central Fund, 3.88% (b)	13,294,784	13,294,784
TOTAL CASH EQUIVALENTS (Cost $53,975,384)		53,975,384
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $552,787,014)		547,419,149
NET OTHER ASSETS - (3.0)%		(16,194,874)
NET ASSETS - 100%		$ 531,224,275
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities
Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,450,625 or 1.0%
of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,278,585,014 and $1,211,637,415, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $36,008 for the period.

Income Tax Information

At July 31, 2001, the aggregate cost of investment securities for income tax purposes was $574,124,617. Net unrealized depreciation aggregated $26,705,468, of which $28,823,153 related to appreciated investment securities and $55,528,621 related to depreciated investment securities.

The fund hereby designates approximately $7,247,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At July 31, 2001, the fund had a capital loss carryforward of approximately $78,495,000 all of which will expire on July 31, 2009.
The fund intends to elect to defer to its fiscal year ending July 31, 2002 approximately $98,136,000 of losses recognized during the period November 1, 2000 to July 31, 2001.

Class A designates 17%; Class T designates 19%; Class B designates 22%; Class C designates 22%; Institutional Class designates 17% of the dividends distributed in September, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2001
Assets
Investment in securities, at value (including securities loaned of $12,755,932) (cost $552,787,014) - See accompanying schedule		$ 547,419,149
Receivable for investments sold		13,712,914
Receivable for fund shares sold		641,684
Dividends receivable		1,168,055
Interest receivable		168,189
Redemption fees receivable		13
Other receivables		8,447
Total assets		563,118,451
Liabilities
Payable for investments purchased	$ 16,610,458
Payable for fund shares redeemed	1,282,930
Accrued management fee	252,868
Distribution fees payable	341,406
Other payables and accrued expenses	111,730
Collateral on securities loaned, at value	13,294,784
Total liabilities		31,894,176
Net Assets		$ 531,224,275
Net Assets consist of:
Paid in capital		$ 734,720,592
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(198,128,452)
Net unrealized appreciation (depreciation) on investments		(5,367,865)
Net Assets		$ 531,224,275
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($54,264,813 ÷ 3,574,646 shares)		$15.18
Maximum offering price per share (100/94.25 of $15.18)		$16.11
Class T: Net Asset Value and redemption price per share ($149,618,436 ÷ 9,899,163 shares)		$15.11
Maximum offering price per share (100/96.50 of $15.11)		$15.66
Class B: Net Asset Value and offering price per share ($213,767,486 ÷ 14,398,454 shares) A		$14.85
Class C: Net Asset Value and offering price per share ($104,628,067 ÷ 7,045,240 shares) A		$14.85
Institutional Class: Net Asset Value, offering price and redemption price per share ($8,945,473 ÷ 584,273 shares)		$15.31

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations

	Year ended July 31, 2001
Investment Income Dividends		$ 6,484,646
Interest		2,246,357
Security lending		121,006
Total income		8,852,009
Expenses
Management fee	$ 3,368,678
Transfer agent fees	1,943,112
Distribution fees	4,410,906
Accounting and security lending fees	201,193
Non-interested trustees' compensation	2,104
Custodian fees and expenses	27,963
Registration fees	140,710
Audit	31,909
Legal	2,980
Reports to shareholders	71,870
Miscellaneous	2,056
Total expenses before reductions	10,203,481
Expense reductions	(305,693)	9,897,788
Net investment income (loss)		(1,045,779)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(193,174,974)
Foreign currency transactions	(6,352)	(193,181,326)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,156,965
Assets and liabilities in foreign currencies	77	3,157,042
Net gain (loss)		(190,024,284)
Net increase (decrease) in net assets resulting from operations		$ (191,070,063)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year ended July 31, 2001	Year ended July 31, 2000
Operations Net investment income (loss)	$ (1,045,779)	$ 8,004,515
Net realized gain (loss)	(193,181,326)	5,812,905
Change in net unrealized appreciation (depreciation)	3,157,042	(29,591,130)
Net increase (decrease) in net assets resulting from operations	(191,070,063)	(15,773,710)
Distributions to shareholders From net investment income	(7,638,113)	(131,762)
From net realized gain	(8,564,478)	(9,708,813)
Total distributions	(16,202,591)	(9,840,575)
Share transactions - net increase (decrease)	82,088,450	506,119,403
Redemption fees	99,970	184,716
Total increase (decrease) in net assets	(125,084,234)	480,689,834
Net Assets
Beginning of period	656,308,509	175,618,675
End of period (including undistributed net investment income of $0 and $7,856,163, respectively)	$ 531,224,275	$ 656,308,509

Financial Highlights - Class A

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.08	$ 20.31	$ 16.00	$ 13.07	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.53 G	.05	(.02)	.12
Net realized and unrealized gain (loss)	(5.41)	1.29 H	5.45	4.19	3.09
Total from investment operations	(5.36)	1.82	5.50	4.17	3.21
Less Distributions
From net investment income	(.28)	(.05)	-	(.04)	(.03)
From net realized gain	(.26)	(1.01)	(1.20)	(1.21)	(.11)
Total distributions	(.54)	(1.06)	(1.20)	(1.25)	(.14)
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 15.18	$ 21.08	$ 20.31	$ 16.00	$ 13.07
Total Return B, C, J	(26.09)%	9.59%	38.83%	33.99%	32.36%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 54,265	$ 61,610	$ 14,400	$ 3,186	$ 531
Ratio of expenses to average net assets before expense reductions	1.25%	1.20%	1.34%	2.18%	11.11% A, I
Ratio of expenses to average net assets after voluntary waivers	1.25%	1.20%	1.34%	1.75%	1.75% A
Ratio of expenses to average net assets after all expense reductions	1.20% F	1.17% F	1.32% F	1.72% F	1.75% A
Ratio of net investment income (loss) to average net assets	.32%	2.39%	.30%	(.11)%	1.09% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class T

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.01	$ 20.23	$ 15.95	$ 13.03	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01	.47 G	.01	(.04)	.08
Net realized and unrealized gain (loss)	(5.40)	1.31 H	5.43	4.17	3.09
Total from investment operations	(5.39)	1.78	5.44	4.13	3.17
Less Distributions
From net investment income	(.25)	(.01)	-	(.03)	(.03)
From net realized gain	(.26)	(1.00)	(1.17)	(1.19)	(.11)
Total distributions	(.51)	(1.01)	(1.17)	(1.22)	(.14)
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 15.11	$ 21.01	$ 20.23	$ 15.95	$ 13.03
Total Return B, C, J	(26.29)%	9.41%	38.45%	33.72%	31.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 149,618	$ 225,415	$ 65,085	$ 19,918	$ 7,085
Ratio of expenses to average net assets before expense reductions	1.49%	1.44%	1.58%	1.94%	3.66% A, I
Ratio of expenses to average net assets after voluntary waivers	1.49%	1.44%	1.58%	1.94%	2.00% A
Ratio of expenses to average net assets after all expense reductions	1.44% F	1.41% F	1.55% F	1.90% F	2.00% A
Ratio of net investment income (loss) to average net assets	.08%	2.16%	.07%	(.23)%	.79% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the one time sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class T shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

Financial Highlights - Class B

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.72	$ 20.02	$ 15.83	$ 13.01	$ 11.76
Income from Investment Operations
Net investment income (loss) D	(.07)	.35 G	(.08)	(.13)	.02
Net realized and unrealized gain (loss)	(5.33)	1.29 H	5.39	4.16	1.23
Total from investment operations	(5.40)	1.64	5.31	4.03	1.25
Less Distributions
From net investment income	(.21)	-	-	(.03)	-
From net realized gain	(.26)	(.95)	(1.13)	(1.19)	-
Total distributions	(.47)	(.95)	(1.13)	(1.22)	-
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 14.85	$ 20.72	$ 20.02	$ 15.83	$ 13.01
Total Return B, C, J	(26.66)%	8.77%	37.76%	32.97%	10.63%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 213,767	$ 242,888	$ 65,645	$ 12,919	$ 2,039
Ratio of expenses to average net assets before expense reductions	2.01%	1.96%	2.08%	2.63%	6.37% A, I
Ratio of expenses to average net assets after voluntary waivers	2.01%	1.96%	2.08%	2.50%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.96% F	1.93% F	2.05% F	2.47% F	2.50% A
Ratio of net investment income (loss) to average net assets	(.44)%	1.63%	(.43)%	(.85)%	.32% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.71	$ 20.01	$ 15.85	$ 13.90
Income from Investment Operations
Net investment income (loss) D	(.06)	.36 G	(.08)	(.10)
Net realized and unrealized gain (loss)	(5.33)	1.29 H	5.38	3.16
Total from investment operations	(5.39)	1.65	5.30	3.06
Less Distributions
From net investment income	(.21)	-	-	(.02)
From net realized gain	(.26)	(.96)	(1.15)	(1.10)
Total distributions	(.47)	(.96)	(1.15)	(1.12)
Redemption fees added to paid in capital	.00	.01	.01	.01
Net asset value, end of period	$ 14.85	$ 20.71	$ 20.01	$ 15.85
Total Return B, C, J	(26.62)%	8.84%	37.72%	23.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 104,628	$ 107,332	$ 23,524	$ 3,489
Ratio of expenses to average net assets before expense reductions	1.96%	1.93%	2.07%	3.16% A, I
Ratio of expenses to average net assets after voluntary waivers	1.96%	1.93%	2.07%	2.50% A
Ratio of expenses to average net assets after all expense reductions	1.91% F	1.90% F	2.04% F	2.48% A, F
Ratio of net investment income (loss) to average net assets	(.39)%	1.66%	(.43)%	(.91)% A
Portfolio turnover rate	220%	172%	149%	151%

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the effect of the contingent deferred sales charge.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to July 31, 1998.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

J Total returns for periods of less than one year are not annualized.

Financial Highlights - Institutional Class

Years ended July 31,	2001	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 21.19	$ 20.38	$ 16.02	$ 13.09	$ 10.00
Income from Investment Operations
Net investment income D	.12	.60 G	.11	.04	.14
Net realized and unrealized gain (loss)	(5.44)	1.29 H	5.46	4.17	3.10
Total from investment operations	(5.32)	1.89	5.57	4.21	3.24
Less Distributions
From net investment income	(.30)	(.08)	-	(.07)	(.04)
From net realized gain	(.26)	(1.01)	(1.22)	(1.22)	(.11)
Total distributions	(.56)	(1.09)	(1.22)	(1.29)	(.15)
Redemption fees added to paid in capital	.00	.01	.01	.01	-
Net asset value, end of period	$ 15.31	$ 21.19	$ 20.38	$ 16.02	$ 13.09
Total Return B, C	(25.78)%	9.93%	39.31%	34.36%	32.68%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 8,945	$ 19,064	$ 6,963	$ 3,430	$ 2,246
Ratio of expenses to average net assets before expense reductions	.85%	.88%	1.02%	1.46%	4.40% A, I
Ratio of expenses to average net assets after voluntary waivers	.85%	.88%	1.02%	1.46%	1.50% A
Ratio of expenses to average net assets after all expense reductions	.80% F	.85% F	.99% F	1.43% F	1.50% A
Ratio of net investment income to average net assets	.72%	2.71%	.63%	.30%	1.29% A
Portfolio turnover rate	220%	172%	149%	151%	13% A

A Annualized

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Institutional Class shares) to July 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Investment income per share reflects a special dividend which amounted to $.52 per share.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Notes to Financial Statements

For the period ended July 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 60 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has adopted separate Distribution and Service Plans with respect to each class of shares, except for the Institutional Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%*
Class T	.50%**
Class B	1.00%***
Class C	1.00%***

* .25% represents a shareholder service fee.

** .25% represents a distribution fee and .25% represents a shareholder service fee.

*** .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 144,285	$ 664
Class T	888,781	6,440
Class B	2,290,397	1,718,583
Class C	1,087,443	645,279
	$ 4,410,906	$ 2,370,966

Telecommunications & Utilities Growth

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 294,853	$ 159,849
Class T	328,088	126,059
Class B	683,327	683,327*
Class C	56,127	56,127*
	$ 1,362,395	$ 1,025,362

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 197,716.34
Class T	590,898.33
Class B	808,339.35
Class C	325,000.30
Institutional Class	21,159.19
	$ 1,943,112

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Telecommunications & Utilities Growth

Notes to Financial Statements - continued

7. Expense Reductions.

Certain security trades were directed to brokers who paid $305,693 of the fund's expenses.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended July 31,
	2001	2000
From net investment income
Class A	$ 862,734	$ 50,727
Class T	2,751,634	44,737
Class B	2,616,316	-
Class C	1,192,081	-
Institutional Class	215,348	36,298
Total	$ 7,638,113	$ 131,762
From net realized gain
Class A	$ 801,074	$ 861,222
Class T	2,861,669	3,344,354
Class B	3,239,248	3,638,195
Class C	1,475,852	1,410,079
Institutional Class	186,635	454,963
Total	$ 8,564,478	$ 9,708,813
	$ 16,202,591	$ 9,840,575

Telecommunications & Utilities Growth

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares Years ended July 31,		Dollars Years ended July 31,
	2001	2000	2001	2000

Class A Shares sold	1,931,478	2,565,037	$ 33,275,703	$ 57,561,045
Reinvestment of distributions	73,413	41,815	1,502,746	806,725
Shares redeemed	(1,353,079)	(393,127)	(22,216,472)	(8,744,396)
Net increase (decrease)	651,812	2,213,725	$ 12,561,977	$ 49,623,374
Class T Shares sold	4,273,144	9,308,596	$ 74,172,088	$ 208,570,308
Reinvestment of distributions	256,066	164,097	5,228,877	3,148,401
Shares redeemed	(5,360,443)	(1,959,118)	(89,635,391)	(42,565,130)
Net increase (decrease)	(831,233)	7,513,575	$ (10,234,426)	$ 169,153,579
Class B Shares sold	5,799,459	9,362,252	$ 99,758,338	$ 206,438,662
Reinvestment of distributions	238,300	148,897	4,806,511	2,811,062
Shares redeemed	(3,360,872)	(1,069,319)	(53,399,012)	(23,089,637)
Net increase (decrease)	2,676,887	8,441,830	$ 51,165,837	$ 186,160,087
Class C Shares sold	3,665,125	4,421,163	$ 63,045,214	$ 97,339,055
Reinvestment of distributions	104,466	57,275	2,106,036	1,081,246
Shares redeemed	(1,906,444)	(472,031)	(30,489,563)	(10,178,423)
Net increase (decrease)	1,863,147	4,006,407	$ 34,661,687	$ 88,241,878
Institutional Class Shares sold	340,825	769,831	$ 5,962,193	$ 17,282,002
Reinvestment of distributions	7,861	17,930	161,693	342,839
Shares redeemed	(663,878)	(230,031)	(12,190,511)	(4,684,356)
Net increase (decrease)	(315,192)	557,730	$ (6,066,625)	$ 12,940,485

Telecommunications & Utilities Growth

Independent Auditors' Report

To the Trustees and Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund, (the Funds), each fund of Fidelity Advisor Series VII (the Trust), including the portfolios of investments, as of July 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund as of July 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 10, 2001

Annual Report

Distributions

The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Institutional Class	Pay Date	Record Date	Dividends	Capital Gains
Consumer Industries	9/10/01	9/07/01	-	$0.35
Financial Services	9/10/01	9/07/01	$0.12	-
Natural Resources	9/10/01	9/07/01	$0.13	$1.70

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Advisory Board

Robert C. Pozen

William S. Stavropoulos

* Independent trustees

* Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing Communications Fund, and Fidelity Advisor Electronics Fund only.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

Printed on Recycled Paper

AFOCI-PROANN-0901 143374
1.536455.104